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                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY


                               FACILITY AGREEMENT
                                      FOR A
                            U.S.$600,000,000 FACILITY
                                       TO
                            STENA INTERNATIONAL B.V.
                                   PROVIDED BY

                               JPMORGAN CHASE BANK
                          NORDEA BANK SVERIGE AB (PUBL)
                         SVENSKA HANDELSBANKEN AB (PUBL)
                                  HSBC BANK PLC
                   LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE
                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                               DEN NORSKE BANK ASA
                              SCOTIABANK EUROPE PLC
                     SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
                               ABN AMRO BANK N.V.
                                NEDSHIP BANK N.V.
                                 CITIBANK, N.A.
                           DEUTSCHE BANK AG IN HAMBURG

                                   ARRANGED BY
                                J. P. MORGAN PLC
                          NORDEA BANK SVERIGE AB (PUBL)
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                      AGENT
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                 SECURITY AGENT
                         SVENSKA HANDELSBANKEN AB (PUBL)

                              DOCUMENTATION AGENTS
                          NORDEA BANK SVERIGE AB (PUBL)
                         SVENSKA HANDELSBANKEN AB (PUBL)

                                  GUARANTEED BY
                                STENA AB (PUBL.)




                               STEPHENSON HARWOOD
                           ONE, ST. PAUL'S CHURCHYARD
                                 LONDON EC4M 8SH
                               TEL: 020 7329 4422
                               FAX: 020 7606 0822
                              REF: 1250/01-41-23903

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                                    CONTENTS


CLAUSE            CONTENTS                                                  PAGE

1        Purpose and Definitions...............................................1

2        The Commitments......................................................49

3        Advances.............................................................50

4        Issue of Bank Guarantees.............................................52

5        Reduction and Extension of Bank Guarantees...........................53

6        Payments under Bank Guarantees.......................................54

7        The Standby Facility.................................................56

8        Interest on Advances.................................................59

9        Repayment, Reduction and Cancellation................................62

10       Fees, Commission, Margin and Expenses................................76

11       Payments and Taxes; Accounts and Calculations........................80

12       Guarantee and Indemnity..............................................84

13       Representations and Warranties.......................................87

14       Undertakings.........................................................91

15       Ship and Linkspan Covenants : Insurance.............................111

16       Ship and Linkspan Covenants : Operation and Maintenance.............118

17       Covenants in respect of the Ports...................................123

18       Conditions..........................................................128

19       Default.............................................................129

20       Indemnities.........................................................133

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21       Unlawfulness and Increased Costs....................................134

22       Set-Off and Pro-Rata Payments.......................................138

23       Security............................................................140

24       Assignment, Transfer and Lending Office.............................148

25       Reference Banks, Co-Arrangers, Agent and Security Agent.............152

26       Notices and Other Matters...........................................163

27       Governing Law and Jurisdiction......................................166

Schedule 1...................................................................167
            The Banks and their Commitments..................................167

Schedule 2...................................................................169
            The Ships - Part A...............................................169
            The Ships - Part B...............................................171

Schedule 3...................................................................173
            Commercial Documents.............................................173

Schedule 4...................................................................177
            Prior Securities.................................................177

Schedule 5...................................................................181
            Existing Bank Guarantees.........................................181

Schedule 6...................................................................183
            Form of Drawdown Notice..........................................183

Schedule 7...................................................................185
            Form of Bank Guarantee Request...................................185

Schedule 8...................................................................187
            Conditions Precedent/Stena Tay Requirements......................187

Schedule 9...................................................................197
            Form of Transfer Certificate.....................................197

Schedule 10..................................................................203
            Specimen Charter Covenants and Loss Payable Clauses..............203

Schedule 11..................................................................205
            Form of Free Net Worth Compliance Certificate....................205

Schedule 12..................................................................207
            Form of Quiet Enjoyment Undertaking..............................207
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THIS AGREEMENT is dated 6 November 2002 and is made BETWEEN:-

(1)      STENA INTERNATIONAL B.V. as Borrower;

(2) J. P. MORGAN PLC, NORDEA BANK SVERIGE AB (PUBL) and SVENSKA HANDELSBANKEN AB (PUBL) as Co-Arrangers (for whom Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB (publ) act as Documentation Agents);

(3) the banks and financial institutions whose names and addresses are set out in Schedule 1 as Banks;

(4)      NORDEA BANK SVERIGE AB (PUBL) and JPMORGAN CHASE BANK as Issuing Banks;

(5)      SVENSKA HANDELSBANKEN AB (PUBL) as Standby Lender;

(6)      SVENSKA HANDELSBANKEN AB (PUBL) as Agent;

(7)      SVENSKA HANDELSBANKEN AB (PUBL) as Security Agent; and

(8)      STENA AB (PUBL.) as guarantor.

IT IS AGREED as follows:-

1        PURPOSE AND DEFINITIONS

1.1      PURPOSE

         This Agreement sets out the terms and conditions upon and subject to which the Banks and the Standby Lender agree, according to their several obligations, to make available to the Borrower a multipurpose corporate facility of up to $600,000,000 to be used for the purpose of enabling the Borrower:-

         (A) to refinance certain existing indebtedness of the Stena International Group (including the SIBV $500m Facility);

         (B) to provide finance for general corporate purposes of members of the Stena International Group; and

         (C) to provide for the issuance of new guarantees and the maintenance of existing guarantees and to provide a $30,000,000 standby facility to the Borrower for use in connection with the business carried on by members of the Stena International Group.

1.2      DEFINITIONS

         In this Agreement, unless the context otherwise requires:-

         "ACCEPTABLE BANK GUARANTEE"
         means a Bank Guarantee which (save and to the extent otherwise agreed by the New Guarantee Provider and the Agent):-

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         (A)  is a guarantee, a standby letter of credit, an indemnity, a performance bond or other assurance in respect of the obligations to third parties of any:-

              (i)    of the Borrower or its Subsidiaries; or

              (ii) any other member of the Stena AB Group for which Bank Guarantee the Majority Banks consider the Security Documents provide effective counter-security;

         (B) states that no amount may be demanded from the New Guarantee Provider thereunder after a specified date (but without prejudice to any previous demand thereunder) which is not later than thirty
              (30) days before the Termination Date;

         (C) is for a liability or Indebtedness in Dollars or any other freely convertible Eurocurrency;

         (D)  will have an Outstanding Guarantee Amount:-

              (i) of not less than $500,000 (or the equivalent in any other currency in which the relevant Bank Guarantee is to be issued) (or such lower amount as may be agreed by the New Guarantee Provider) upon issue of the Bank Guarantee; and

              (ii) which remains at the same amount for the duration of the Bank Guarantee or reduces after the date of its issue or commences at an initial amount but increases by reference to a rate of interest accruing at rates and at times stated in the Bank Guarantee;

         (E) unless otherwise agreed by the New Guarantee Provider, states the maximum amount of the liability of the New Guarantee Provider thereunder in respect of principal or capital amounts; and

         (F) is otherwise in a form approved by the New Guarantee Provider (such approval not to be unreasonably withheld);

         "ADVANCE"
         means each borrowing of a proportion of the Commitments by the Borrower under Clause 3 or (as the context may require) the principal amount of such borrowing for the time being outstanding;

         "AFFILIATE"
         of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with any specified person and "AFFILIATES" of Stena AB or any of its Subsidiaries includes, without limitation, any Subsidiary of Stena AB (other than a Wholly Owned Subsidiary of Stena AB) and any Unrestricted Subsidiary so that neither Stena AB nor any Wholly Owned Subsidiary of Stena AB shall be deemed an "AFFILIATE" of Stena AB or any Wholly Owned Subsidiary of Stena AB;

         "AGENT"
         means Svenska Handelsbanken AB (publ) or such other person as may be appointed agent for the Banks, the Issuing Banks, the Co-Arrangers, the Standby Lender and the Security Agent pursuant to this Agreement;

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         "AGREED FORM CERTIFICATE"
         means the certificate dated of even date herewith executed by the Borrower and the Agent attaching the agreed forms of the various Security Documents and other relevant documents referred to in this Agreement;

         "APPROVED BROKERS"
         means, in relation to a Ship or Linkspan, such firm of insurance brokers (if any), appointed by the relevant Shipowner as may from time to time be approved in writing by the Agent for the purposes of this Agreement (such approval not to be unreasonably withheld or delayed);

         "APPROVED FLAG STATE"
         has the meaning attributed thereto in Clause 23.12(I);

         "APPROVED MANAGER"
         means, in relation to a Ship or Linkspan, Northern Marine Management Limited and/or any other member of the Stena AB Group or such other manager as may be approved by the Agent (such approval not to be unreasonably withheld or delayed) and includes any manager or sub-manager to whom Northern Marine Management Limited or other applicable member of the Stena AB Group or other manager so approved may delegate all or part of its management functions on terms, inter alia, that the manager so delegating such functions remains wholly responsible as principal to the relevant Shipowner or demise charterer in respect of the Ship or Linkspan for the purposes of the relevant management functions;

         "ASSET DISPOSITION"
         by any person means any transfer, conveyance, sale (including any instalment sale or similar arrangement but excluding any sale pursuant to a Sale and Leaseback Transaction), lease (other than pursuant to a charter or operating lease of a Vessel in the ordinary course of business) or other disposition by such person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such person to such person or a Subsidiary of such person or by such person to a Subsidiary of such person) (collectively, a "TRANSFER") of:-

         (A) shares of Capital Stock (other than directors' qualifying shares and other than pledges permitted under Clause 14.6) or other ownership interests of a Subsidiary of such person;

         (B) all or substantially all of the assets representing a division or line of business of such person or any of its Subsidiaries;

         (C)    a Vessel; or

         (D) other assets or rights of such person or any of its Subsidiaries outside of the ordinary course of business but solely for the purposes of Clause 14.7, the term "ASSET DISPOSITION" shall not include:-

         (i) any transfers of properties or assets which in the aggregate do not exceed $5,000,000 in any fiscal year of Stena AB;

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         (ii)   any transfer of any properties or assets to an Unrestricted
                Subsidiary permitted to be made under Clause 14.11 and Section
                10.22 (LIMITATION ON UNRESTRICTED SUBSIDIARIES) of each of the Indentures or any corresponding provision in documentation evidencing the terms of any Successor Financing;

         (iii) the exchange of Capital Stock of a person for Capital Stock of a different class of such person ranking at least pari passu with the Capital Stock being so exchanged as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such person, provided that the Fair Market Value of the shares received in such exchange is not less than that of the Capital Stock to be surrendered in such exchange; and

         (iv) any sale or transfer pursuant to an arrangement with any lessor, lender, obligee or investor or to which such lessor, lender, obligee or investor is a party providing for the leasing or renting by such person of any property or asset of such person which has been or is being sold or transferred by such person two hundred and seventy (270) days or less after the acquisition thereof, to such lessor, lender, obligee or investor or to any person to whom funds have been or are to be advanced by such lessor, lender, obligee or investor on the security of such property or asset;

         "AUDITED STENA AB FINANCIAL STATEMENTS"
         means the consolidated audited annual financial statements of the Stena AB Group and any other entities required to be consolidated in such statements in accordance with any applicable laws;

         "AUDITED STENA INTERNATIONAL FINANCIAL STATEMENTS" means the consolidated audited annual financial statements of the Stena International Group and any other entities required to be consolidated in such statements in accordance with any applicable laws;

         "AVAILABILITY DATE"
         means the first date upon which the Agent, or its duly authorised representative, shall have received all the documents and evidence specified in Part 1 of Schedule 8 in form and substance satisfactory to the Agent and upon which the conditions referred to in Clause 18.2. shall have been fulfilled;

         "AVAILABILITY PERIOD"
         means the period from the Availability Date and ending on the Termination Date or the period ending on such earlier date (if any) (i) on which the Borrower cancels all of the Commitments under Clause 9.10 or (ii) on which the Commitments of all the Banks are reduced to zero pursuant to Clauses 9.4, 9.7, 9.8, 19.2 or 21.1;

         "AVAILABLE COMMITMENT"
         means, in relation to a Bank, the amount of its Commitment less the amount of its Outstandings;

         "AVAILABLE STANDBY COMMITMENT"
         means, as at any date, the amount of the Standby Commitment less the amount of the Standby Outstandings as at such date;

                                       4
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         "AVERAGE LIFE"
         means as of the date of determination with respect to any Debt or other securities or like instruments, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of each such Debt, securities or instruments multiplied by the amount of such principal payment by (ii) the sum of all such principal payments;

         "BANK GUARANTEE"
         means any Existing Bank Guarantee issued by the Existing Guarantee Provider and any guarantee issued by the New Guarantee Provider pursuant to this Agreement;

         "BANK GUARANTEE REQUEST"
         means a notice substantially in the terms of Schedule 7;

         "BANKING DAY"
         means a day on which dealings in deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than Saturday or Sunday) on which banks are open for business in London, Gothenburg and New York City (or any other relevant place of payment under Clause 11);

         "BANKS"
         means the banks and financial institutions listed in Schedule 1 and includes their successors in title and assignees and transferees (but, except for the purposes of Clause 10.9, excludes the Standby Lender);

         "BENEFICIARY"
         means any person in whose favour a Bank Guarantee has been issued;

         "BOARD OF DIRECTORS"
         means either the board of directors of Stena AB (or its relevant Subsidiary) or any duly authorised committee of that board;

         "BOARD RESOLUTION"
         means a copy of a resolution certified by Stena AB (or its relevant Subsidiary) to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Agent;

         "BORROWER"
         means Stena International B.V. a company incorporated under the laws of The Netherlands acting through its branch office at Aegeristrasse 52, CH-6300 Zug, Switzerland;

         "CAPITALISED LEASE OBLIGATION"
         of any person means:-

         (A) the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such person which is, or is required to be, classified and accounted for as a capitalised lease or a liability on the face of a balance sheet of such person in accordance with Swedish GAAP; or

         (B) the obligation to pay interest, principal, rent or other payment amounts under a financing arrangement pursuant to a Sale and Leaseback Transaction of real or personal property of such person which is, or is required to be, classified and accounted for as a "financing" or "financing obligation - sale leaseback" or other liability on the face of a balance sheet of such person in accordance with Swedish GAAP and the Stated Maturity of any such obligation or arrangement shall be the date of the last scheduled payment of rent or any other amount due under such lease or financing arrangement prior to the first date upon which such lease or financing arrangement may be terminated by the lessee or obligor without payment of a penalty;

         "CAPITAL STOCK"
         of any person means any and all shares, interests, participations or other equivalents (however designated) or corporate stock of such person;

         "CASH ASSETS"
         means cash and/or Cash Equivalents, except to the extent that such cash or Cash Equivalents are used to cash collateralise or otherwise secure any Capitalised Lease Obligation;

         "CASH COLLATERAL ACCOUNT"
         means each account in the name of the Borrower (including any sub-account thereof) in the books of the Agent designated as a Cash Collateral Account for the purposes of this Agreement opened or, as the case may be, to be opened pursuant to Clause 23;

         "CASH COLLATERAL ACCOUNT PLEDGE"
         means in respect of each Cash Collateral Account, the first priority Swedish law pledge of account to be executed over such account in favour of the Security Agent substantially in the form of Schedule 22 to the Agreed Form Certificate (or in such other form as the Agent shall reasonably require if the relevant Cash Collateral Account is held outside Sweden);

         "CASH EQUIVALENTS"
         means:-

         (A) any security issued directly or fully guaranteed or insured by the United States, the Kingdom of Sweden or any OECD government whose securities are readily marketable in London, Frankfurt, Paris or New York City, or any agency or instrumentality thereof;

         (B) other readily marketable securities having a rating of at least A from Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

         (C) any Eurodollar time deposit, overnight deposit, certificate of deposit or bankers' acceptance, issued by, or time deposit of, a commercial banking institution which has, on a combined basis, capital, surplus and undivided profits of not less than $250,000,000 and has a Moody's Bank Credit Service rating for short-term bank deposits of at least P-2 (or such similar equivalent rating by a nationally recognised statistical rating organisation as defined in Rule 436 under the Securities Act);

         (D) repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in paragraph (A) above entered into

                                       6
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                with any commercial banking institution meeting the
                qualifications specified in paragraph (C) above;

         (E) short-term commercial paper issued by any person, having one of the top two investment ratings from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

         (F) investments in money market funds substantially all of whose assets are comprised of securities of the types described in paragraph (A) through (E) above; and

         (G) deposits which are unrestricted as to withdrawal with commercial banking institutions meeting the criteria set forth in paragraph
                (C) above;

         "CASUALTY AMOUNT"
         means $5,000,000 (or the equivalent in any other currency) unless the Agent on the direction of the Majority Banks shall have given notice to the Borrower that a Default shall have occurred and be continuing or that in its opinion there shall have been a material adverse change in the financial condition of the Stena AB Group which may impair the ability of the Borrower or any Security Party to comply with their obligations under any Security Document in which case the Casualty Amount shall be such amount, not however less than $2,000,000, as the Agent shall signify in its notice to the Borrower;

         "CHARTERER'S INSURANCE ASSIGNMENT"
         means:-

         (A) in relation to a Mortgaged Ship (other than m.v. "Stena Germanica" as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage) and in relation to a Mortgaged Linkspan, any assignment by a Stena Charterer which charters the relevant Ship or Linkspan under a demise or bareboat charter executed or (as the context may require) to be executed by such Stena Charterer in favour of the Security Agent pursuant to Clause 15.1 in substantially the form set out in Schedule 12 to the Agreed Form Certificate; and

         (B) in relation to m.v. "Stena Germanica" (as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage), the Stena Germanica Charterer's Insurance Assignment and any other Charterer's Insurance Assignment (as defined in the Stena Germanica Deed of Covenant) as may be executed from time to time in relation thereto;

         "CHARTERER'S SUBORDINATION UNDERTAKING"
         means:-

         (A) in relation to a Mortgaged Ship (other than m.v. "Stena Germanica" as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage) and in relation to a Mortgaged Linkspan, an undertaking by a Stena Charterer which charters the relevant Ship or Linkspan under a time charter or a demise or bareboat charter executed or (as the context may require) to be executed by such Stena Charterer pursuant to Clause 15.1 in substantially the form set out in Schedule 13 to the Agreed Form Certificate in favour of the Security Agent; and

         (B) in relation to m.v. "Stena Germanica" (as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage), the Stena Germanica

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                Charterer's Subordination Undertaking and any other Charterer's
                Subordination Undertaking (as defined in the Stena Germanica Deed of Covenant) as may be executed from time to time in relation thereto;

         "CLASSIFICATION"
         means, in relation to each Ship, the classification set forth against the name of such Ship in Schedule 2 with its Classification Society or other highest classification available for Vessels of the same age and type as the Ship with its Classification Society or such other classification as the Agent shall, at the request of the Borrower, have agreed in writing shall be treated as the Classification of such Ship for the purposes of this Agreement (such agreement not to be unreasonably withheld or delayed);

         "CLASSIFICATION SOCIETY"
         means, in relation to any Ship, the classification society set forth against the name of such Ship in Schedule 2 or Lloyds Register of Shipping or Det norske Veritas or Germanischer Lloyd or Bureau Veritas or American Bureau of Shipping or such other classification society which the Agent shall, at the request of the Borrower, have agreed in writing shall be treated as its Classification Society for the purposes of this Agreement (such agreement not to be unreasonably withheld or delayed);

         "CO-ARRANGERS"
         means J. P. Morgan plc, Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB (publ) and includes their respective successors in title and assignees (and all references to the Co-Arrangers shall include Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB
         (publ) in their capacities as Documentation Agents);

         "COMMERCIAL DOCUMENTS"
         means each bareboat charter in relation to a Mortgaged Ship to which a member of the Stena AB Group is a party from time to time as bareboat charterer (being, at the Execution Date, those bareboat charters whose details are set out in Schedule 3) and each Sale Agreement entered into from time to time in relation to a Ship;

         "COMMITMENT"
         means, in relation to a Bank, the amount set out opposite its name in
         Schedule 1 or, as the case may be, in any relevant Transfer Certificate, as reduced by any relevant term of this Agreement (but, except for the purposes of Clause 10.9, excludes the Standby Commitment);

         "COMMON STOCK"
         of any person means Capital Stock of such person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such person, to shares of Capital Stock of any other class of such person;

         "COMPULSORY ACQUISITION"
         means requisition for title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, forfeiture or confiscation for any reason of a Ship or Linkspan by any Government Entity or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title;

         "CONSOLIDATED CASH FLOW"
         of any person means for any period:-

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         (A)    (i)    the Consolidated Operating Income for such period
                       increased by the sum of (without duplication):-

                       (x) dividends or other distributions actually paid in cash or Cash Equivalents to such person by any other person who is not a Subsidiary of such person but only to the extent that such dividends or other distributions are paid in respect of securities classified under "investments in affiliated companies" on the balance sheet of such person; plus

                       (y) consolidated interest income earned by such person during such period; plus

                       (z) to the extent deducted from consolidated revenues in determining Consolidated Operating Income for such period and without duplication, consolidated depreciation and amortisation expense included in the income statement of such person for such period and other consolidated non-cash charges included in the income statement of such person for such period minus

                (ii) the aggregate gain on the disposition of a Vessel or Vessels included in Consolidated Operating Income for such period plus

         (B) the aggregate gain on the disposition of a Vessel or Vessels included in Consolidated Operating Income for such period, but only to the extent such amount does not exceed twenty five per cent (25%) of the amount calculated pursuant to paragraph (A) of this definition;

         "CONSOLIDATED INTEREST COVERAGE RATIO"
         of any person means for any period the ratio of:-

         (A)    Consolidated Cash Flow of such person for such period

                to

         (B)    the sum of:-

                (i) Consolidated Interest Expense of such person for such period, plus

                (ii) the annual interest expense (including the amortisation of debt discount) with respect to any Debt proposed to be Incurred by such person or its Subsidiaries, plus

                (iii) the annual interest expense (including the amortisation of debt discount) with respect to any other Debt Incurred by such person or its Subsidiaries since the end of such period to the extent not included in paragraph (B)(i) minus

                (iv) Consolidated Interest Expense of such person to the extent included in paragraph (B)(i) with respect to any Debt that will no longer be

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                       outstanding as a result of the Incurrence of the Debt
                       proposed to be Incurred;

                provided that:-

                (X) in making such computation, the Consolidated Interest Expense of such person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and

                (Y) in the event such person or its Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business or of any Vessel (including acquisitions of other persons or Vessels by merger, consolidation or purchase of Capital Stock) during or after such period, such computation shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period and in the case of the Post-Delivery Financing of a Vessel or Vessels (or the financing of the acquisition of a Single-Purpose Vessel-Owning Subsidiary) by Stena AB or any of its Subsidiaries, the computation of Consolidated Cash Flow for purposes of calculating the Consolidated Interest Coverage Ratio shall be increased by:-

                (a) the pro forma annual earnings (losses) for such period pursuant to any binding charter, lease or like arrangement which will be applicable to any such Vessel (including a Vessel owned by any such Single-Purpose Vessel-Owning Subsidiary) for at least one year after the date of delivery of such Vessel to Stena AB or any of its Subsidiaries; or

                (b) with respect to any such Vessel not subject to such an arrangement, the earnings (losses) for such period of the most comparable Vessel of Stena AB or any of its Subsidiaries (as determined in the reasonable judgment of the Board of Directors of Stena AB), or, if Stena AB or any of its Subsidiaries do not have a comparable Vessel, based on industry average earnings for comparable Vessels (as determined in the reasonable judgement of the Board of Directors of Stena AB) during such period;

         "CONSOLIDATED INTEREST EXPENSE"
         for any person means for any period the consolidated interest expense included in the consolidated income statement (without deduction of interest income) of such person for such period calculated on a consolidated basis in accordance with Swedish GAAP, including, without limitation or duplication (or, to the extent not so included, with the addition of):-

         (A)    the amortisation of Debt discounts;

         (B) any commissions, discounts and other fees and charges with respect to letters of credit, bankers' acceptances, payment guarantees or similar facilities;

         (C) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements;

         (D)    Preferred Stock dividends declared and payable in cash;

         (E) the interest portion of Capitalised Lease Obligations and other deferred payment obligations;

         (F) interest actually paid in respect of any guarantee of Debt or other obligation of any person (other than a consolidated Subsidiary of such person); and

         (G)    all non-cash interest payments;

         "CONSOLIDATED NET INCOME"
         of any person means for any period the consolidated net income (or loss) of such person for such period determined on a consolidated basis in accordance with Swedish GAAP, adjusted to the extent included in such consolidated net income by excluding (without duplication):-

         (A) the net income (or loss) of any person acquired by such person or a Subsidiary of such person in a pooling-of-interests transaction for any period prior to the date of such transaction;

         (B) the portion of net income (or loss) of any Consolidated Subsidiary allocable to minority interests;

         (C) the net income (but not net loss) of any Subsidiary of such person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such person to the extent of such restrictions;

         (D) the net income (or loss) of any person that is not a Subsidiary of such person except to the extent of the amount of dividends or other distributions actually paid to such person by such other person during such period;

         (E) gains or losses on Asset Dispositions by such person or its Subsidiaries provided that gains or losses on the disposition of a Vessel or Vessels shall be included:-

                (i) in the case of a sale for cash, Cash Equivalents and/or the assumption of Debt in accordance with paragraph
                       (ii)(z) of Clause 14.7(A), to the full extent of such gain or loss; and

                (ii) in the case of a sale pursuant to a deferred payment obligation (whether by way of a promissory note or instalment receivable or otherwise), only to the extent of the portion of such gain or loss allocable to such period (based on the life of such deferred payment obligation) and (with respect to gains only) only to the extent payments in respect of such deferred payment obligation are actually received by such person during such period;

         (F) the amount by which the aggregate gain on the disposition of a Vessel or Vessels exceeds the amounts calculated pursuant to paragraph (B) of the definition of "Consolidated Cash Flow" for such period; and

         (G)    all extraordinary gains and extraordinary losses;

         "CONSOLIDATED OPERATING INCOME"
         of any person means for any period the income from operations of such person for such period determined on a consolidated basis in accordance with Swedish GAAP, less gains on the disposition of a Vessel or Vessels pursuant to a deferred payment obligation (whether by way of a promissory note or instalment receivable or otherwise), plus the portion of such gain allocable to such period (based on the life of such deferred payment obligation) to the extent payments in respect of such deferred payment obligation are actually received by such person during such period;

         "CONSOLIDATED TANGIBLE ASSETS"
         of any person means the sum of the Tangible Assets of such person after eliminating intercompany items, determined on a consolidated basis in accordance with Swedish GAAP, including appropriate deductions for any minority interest in Tangible Assets of such person's Subsidiaries;

         "CONSOLIDATION" or "CONSOLIDATION"
         means, with respect to any person, the consolidation of the accounts of such person and each of its Subsidiaries if and to the extent the accounts of such person and each of its Subsidiaries would normally be consolidated with those of such person, all in accordance with Swedish GAAP (in the case of Stena AB) or Dutch GAAP (in the case of the Borrower) and the terms "CONSOLIDATED" and "CONSOLIDATED" shall be construed accordingly provided that, in the computation of the Consolidated Net Income, Consolidated Interest Coverage Ratio, Consolidated Cash Flow, Consolidated Interest Expense, Consolidated Operating Income, Consolidated Tangible Assets and Tangible Assets of Stena AB or any other person, the accounts of any Unrestricted Subsidiary of Stena AB or such other person shall not be included in any such consolidation even if the inclusion of such accounts would be required by Swedish GAAP as in effect at 1 October 1997 and the accounts of no other person shall be included in such consolidation if not required to be so consolidated by Swedish GAAP as in effect on 1 October 1997;

         "CONSTRUCTION FINANCING"
         means Debt Incurred by Stena AB or any Subsidiary of Stena AB to finance any progress or other similar payments required prior to the delivery of the subject Vessel or Vessels under any Vessel Construction Contract;

         "CONTRIBUTION"
         means, in relation to a Bank, the principal amount of the Advances owing to such Bank at any relevant time;

         "CONTROL"
         when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" shall be construed accordingly;

         "CREDIT TERMS"
         means, in relation to an Asset Disposition, terms whereby the whole or part of the consideration for the Asset Disposition is to be paid or provided after the date on which the ownership or possession of the relevant asset is transferred to a person which is not a Subsidiary of Stena AB;

         "DEBT"
         means (without duplication), with respect to any person, whether recourse is to all or a portion of the assets of such person and whether or not contingent:-

         (A)    every obligation of such person for money borrowed;

         (B) every obligation of such person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses;

         (C) every reimbursement obligation of such person with respect to letters of credit, bankers' acceptances, payment guarantees or similar facilities issued for the account of such person, other than bonds, letters of credit, payment guarantees or other similar obligations required by governmental or regulatory agencies in connection with Vessels owned by or businesses conducted by Stena AB or any of its Subsidiaries;

         (D) every obligation of such person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are not being contested in good faith);

         (E) the maximum fixed redemption or repurchase price of Redeemable Stock of such persons at the time of determination;

         (F)    every Capitalised Lease Obligation of such person;

         (G) every net obligation under interest rate swap, foreign currency hedge, exchange or similar agreements of such person; and

         (H)    every obligation of the type referred to in paragraphs (A) to
                (G) above of another person and all dividends of another person the payment of which, in either case, such person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, provided that:-

                (i) guarantees made by any person shall not be deemed "Debt" to the extent that (a) the Debt so guaranteed would be classified and accounted for as Debt on the consolidated balance sheet of such person or (b) both such person and the person whose obligation is being guaranteed are Subsidiaries of Stena AB; and

                (ii) payment obligations of a person pursuant to a charter or operating lease which does not constitute a Capitalised Lease Obligation shall not be deemed "Debt";

                (iii) reimbursement obligations of any person with respect to facilities in respect of letters of credit, bankers' acceptances or payment guarantees issued for the account of such person, or obligations of such person in respect of loan facilities the proceeds of which are used as cash collateral, shall not be deemed "Debt" to the extent that any such facility (or the proceeds thereof) is used to fully and irrevocably secure, guarantee or defease the payment of Debt of such person or any of its Subsidiaries

                       (including, without limitation, Debt under a Capitalised Lease Obligation) which is Incurred in connection with the financing of a Vessel or group of Vessels and which is otherwise permitted to be Incurred under this Agreement;

         "DEED OF COVENANT"
         means:-

         (A) in relation to a Designated Ship (other than m.v. "Stena Germanica" as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage), the deed of covenant collateral to the Ship Mortgage over that Ship (or, in the case of a Linkspan, the Linkspan Mortgage) and entered or (as the context may require) to be entered into between the relevant Shipowner and the Security Agent in the form set out in Schedule 7 to the Agreed Form Certificate (in relation to a Mortgaged Ship or Mortgaged Linkspan which at the time of execution is subject to a Ship Mortgage or Linkspan Mortgage ranking with first priority) or in the form set out in Schedule 8 to the Agreed Form Certificate (in relation to a Mortgaged Ship or Mortgaged Linkspan which at the time of execution is subject to a Ship Mortgage or Linkspan Mortgage ranking with second priority) or in relation to m.v. "Stena Carisma" and her related Linkspans, in the form set out in Schedule 9 to the Agreed Form Certificate; and

         (B) in relation to m.v. "Stena Germanica" (as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage), the Stena Germanica Deed of Covenant;

         and "DEEDS OF COVENANT" means all of such deeds of covenant;

         "DEFAULT"
         means any Event of Default or any event or circumstance which with the giving of notice or lapse of time or both would constitute an Event of Default;

         "DESIGNATED SHIP"
         means each Mortgaged Ship or Mortgaged Linkspan as may from time to time be registered under British or Swedish or Bahamas flag or any flag of any other jurisdiction which requires the registration of a ship mortgage by means of a statutory form and where the Agent determines that a separate Deed of Covenant is required to protect the interest in the Mortgaged Ship or Mortgaged Linkspan (as the case may be) of the Security Agent;

         "DISPOSAL REDUCTION AMOUNT"
         has the meaning ascribed to it in Clause 9.4;

         "DISPOSAL REDUCTION DATE"
         means:-

         (A) in the case of a Total Loss of a Mortgaged Ship, the date which is the earlier of:-

                (i) the date one hundred and eighty (180) days after such Ship became a Total Loss or such later date as may be agreed by the Agent on the direction of the Majority Banks from time to time if they are satisfied that the relevant Ship was insured at the time of the loss and that the proceeds of the Insurances will be received and applied in accordance with the Security Documents and, if relevant, the relevant bareboat charter or any Sale Agreement relating thereto within such further period as may be acceptable to the Majority Banks; and

                (ii) the date upon which insurance proceeds or Requisition Compensation in respect of such Total Loss are received by the Security Agent, the Shipowner or the Stena Charterer in respect of such Ship or a charterer of such Ship by demise which is not a Stena Charterer pursuant to the relevant Security Documents or relevant bareboat charter or relevant Sale Agreement (as the case may be) in relation to the relevant Ship;

         (B) in the case of a Total Loss of a Transferred Ship sold on Credit Terms, the date on which the Total Loss insurance proceeds are received by the seller of the relevant Ship or the Security Agent under the relevant Sale Agreement or, if earlier, the date on which the owner of the relevant Transferred Ship repays in full to the Shipowner the deferred consideration for the relevant Ship;

         (C) in the case of a sale of a Mortgaged Ship or any share therein, and except where the sale is effected on Credit Terms, the date on which the sale of such Ship or share is completed;

         (D) in the case of any Transferred Ship which is transferred on terms whereby the relevant Shipowner transfers title to the Ship whilst any part of the deferred consideration therefore remains outstanding (other than in the case of a Total Loss), each of the following:-

                (i) each date falling at six (6) monthly intervals from the date of completion of the transfer of title until the deferred purchase price of the relevant Ship has been paid in full;

                (ii) the date of the final payment of the deferred purchase price;

                (iii) in the case of an enforcement of security given for the purchaser's obligations by way of sale of the Ship, the date or dates on which consideration for the sale of the Ship is paid to the Shipowner or the Security Agent; and

                (iv) if any such Ship is sold by the buyer thereof before the deferred consideration payable to the Shipowner has been paid in full, the date on which the Shipowner receives payment of the balance of the deferred consideration following such sale;

         (E) in the case of a Transferred Ship which is disposed of on terms whereby the relevant Shipowner retains title to the Ship until the full amount of the deferred consideration has been paid (other than in the case of a Total Loss), each of the following:-

                (i) each date falling at six (6) monthly intervals from the date of completion of the disposal until the deferred consideration for the acquisition of the Ship has been settled in full; and

                (ii)   the date of such final settlement;

                (iii) in case of an enforcement of security for the purchaser's obligations by way of sale of the Ship, the date or dates on which the consideration for the sale of the Ship is paid to the Shipowner or the Security Agent;

                (iv) if the purchaser or lessee of the Ship defaults under the sale or hire agreement relating to the Ship and the owner thereof withdraws the Ship from such purchaser or lessee and the agreement is validly terminated by the owner or the agreement is terminated by agreement between the parties thereto and the Ship returned to the owner's possession, each date, prior to that on which such Ship again falls to be treated as a Mortgaged Ship for the purposes of this Agreement following repossession by the relevant owner, on which the owner receives any amount by way of damages or payment for the compromise of any legal action relating to the agreement or agreed compensation for termination of the agreement;

         (F) in the case of a sale of a Mortgaged Port or any part thereof (other than the sale of any part of a Mortgaged Port for a consideration of less than $25,000 or the equivalent thereof in any other currency) the date on which the sale of such Mortgaged Port or part thereof is completed;

         (G) in the case of a sale of the shares in the capital of any Port Owner, the date on which the sale of such shares is completed;

         "DISQUALIFIED STOCK"
         of any person means any Capital Stock of such person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event:-

         (A) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise; or

         (B)    is convertible or exchangeable for Debt or Disqualified Stock;
                or

         (C) is redeemable at the option of Stena AB, any Subsidiary of Stena AB or the holder thereof, in whole or in part, on or prior to the Termination Date;

         "DOCUMENTATION AGENTS"
         means Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB (publ) in their capacities as Co-Arrangers responsible for the negotiation and production of this Agreement and the other Security Documents;

         "DOLLARS" and "$"
         mean the lawful currency of the United States of America and in respect of all payments to be made under any of the Security Documents mean funds which are for same day settlement in the New York Clearing House Interbank Payments System (or such other U.S. dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in U.S. dollars);

         "DRAWDOWN NOTICE"
         means a notice substantially in the terms of Schedule 6;

         "DUTCH GAAP"
         means generally accepted accounting principles in the Kingdom of the Netherlands, consistently applied;

         "EARNINGS"
         of a person means, in relation to any Ship, all earnings whatsoever due or to become due to such person including, without limitation, all moneys receivable by such person and arising, in relation to such Ship, out of its hire, compensation for requisition for hire, remuneration for salvage and towage services, demurrage and detention moneys, damages for breach of any charterparty or other contract for employment or amounts payable in consideration of the termination or variation of any such charterparty or contract;

         "EVENT OF DEFAULT"
         means any of the events or circumstances described in Clause 19.1;

         "EXECUTION DATE"
         means the date of execution of this Agreement by the parties hereto;

         "EXISTING BANK GUARANTEES"
         means those bank guarantees listed in Schedule 5 which have been issued by the Existing Guarantee Provider as "Issuing Bank" under the SIBV $500m Facility Agreement and which, with effect from the Availability Date, are to be treated as Bank Guarantees issued by the Existing Guarantee Provider under this Agreement;

         "EXISTING DEBT"
         of any person means Debt incurred prior to the date of this Agreement which remains outstanding and shall include, without limitation, the aggregate amount of Debt available to be borrowed under committed credit or lease facilities existing on the date of this Agreement less:-

         (A) principal payments actually made by or on behalf of such person on any term Debt or lease facility under any agreement governing such Existing Debt (other than principal payments made in connection with or pursuant to a refinancing of such Existing Debt agreement); and

         (B) any amounts by which any revolving credit facility commitment under any Existing Debt agreement is permanently reduced (so long as and to the extent that any required payments in connection therewith are actually made);

         "EXISTING GUARANTEE PROVIDER"
         means JPMorgan Chase Bank acting through its office at 125 London Wall, London EC2Y 5AJ;

         "EXPIRY DATE"
         means, in relation to any Bank Guarantee, the date (if any) upon which it is provided by such Bank Guarantee that the relevant Issuing Bank shall be under no further liability under such Bank Guarantee (but without prejudice to any demand made thereunder by the relevant Beneficiary on or before such date) or the date to which the validity of any such Bank Guarantee (other than an Existing Bank Guarantee) is extended pursuant to Clause 5;

         "FAIR MARKET VALUE"
         means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy;

         "FLAG STATE"
         means, in relation to any Ship or Linkspan, such state or territory as the Banks may approve pursuant to Clause 23.12, at the request of the Borrower, as being the "Flag State" of such Ship or Linkspan for the purposes of the Security Documents;

         "FREE NET WORTH"
         has the meaning ascribed to it in Clause 14.21(C);

         "FREE NET WORTH COMPLIANCE CERTIFICATE"
         means the Officer's Certificate to be delivered by Stena AB pursuant to Clause 14.2(F);

         "GOVERNMENT ENTITY"
         means and includes (whether having a distinct legal personality or not) any national or local government authority, board, commission, department, division, organ, instrumentality, court or agency and any association, organisation or institution of which any of the foregoing is a member or to whose jurisdiction any of the foregoing is subject or in whose activities any of the foregoing is a participant;

         "GUARANTEE"
         by any person means any obligation, contingent or otherwise, of such person guaranteeing any Debt of any other person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such person:-

         (A) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt;

         (B) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt; or

         (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt

         (and "GUARANTEED", "GUARANTEEING" and "GUARANTOR" shall be construed accordingly provided that the guarantee by any person shall not include endorsements by such person for collection or deposit, in either case, in the ordinary course of business);

         "HOLYHEAD CHARGE"
         means the English law second fixed legal charge in respect of Holyhead Port to be executed and delivered by Stena Line Ports in favour of the Security Agent in substantially the form set out in Schedule 20 to the Agreed Form Certificate;

         "HOLYHEAD PORT"
         means all of the freehold and leasehold property belonging to Stena Line Ports at the port of Holyhead, Isle of Anglesey, Gwynedd as is more particularly described in the Holyhead Charge;

         "INCUR"
         means, with respect to any Debt or other obligation of any person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to Swedish GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such person (and "INCURRENCE", "INCURRED", "INCURRABLE" and "INCURRING" shall be construed accordingly) provided that a change in Swedish GAAP that results in an obligation of such person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and provided that:-

         (A) Debt of Stena AB or any Subsidiary of Stena AB in respect of the Post-Delivery Financing of Vessels shall be deemed to have been "Incurred" in the full amount of such Post-Delivery Financing only on the date Stena AB (or such Subsidiary) enters into a binding credit or lease commitment in good faith with a lender (or group of lenders) or lessor with respect to such financing;

         (B) no Debt shall be deemed to have been "Incurred" solely by reason of Stena AB or any Subsidiary of Stena AB entering into a Vessel Construction Contract;

         (C) no Debt shall be deemed to have been "Incurred" solely by reason of the transfer (including, without limitation, by way of novation or assignment and assumption) of Debt secured by a Vessel from a Subsidiary of Stena AB to another Subsidiary of Stena AB in connection with the transfer of such Vessel from the former to the latter (including, without limitation, a transfer effected for the purpose of reflagging such Vessel) provided that such transfer is permitted pursuant to the provisions of paragraph (H) of the definition of "Permitted Liens";

         "INDEBTEDNESS"
         means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

         "2005 INDENTURE"
         means the indenture dated as of 20 December 1995 made between Stena AB and JPMorgan Chase Bank (then called Chemical Bank) as trustee in relation to the issue of the 2005 Notes as referred to in the 2005 Prospectus;

         "2007 INDENTURE"
         means the indenture dated as of 1 October 1997 made between Stena AB and JPMorgan Chase Bank (then called The Chase Manhattan Bank) as trustee in relation to the issue of the 2007 Notes as referred to in the 2007 Prospectus;

         "INDENTURES"
         means the 2005 Indenture and the 2007 Indenture or, where the context so requires, means either of them;

         "INSURANCES"
         means, in relation to any Ship or Linkspan, all policies and contracts of insurance (which expression includes all entries of such Ship or Linkspan in a protection and indemnity or war risks association) which are from time to time during the Security Period in place or taken out or entered into by or for the benefit of the owner and/or any relevant charterer (or in the joint names of the owner and/or any relevant charterer or other person)(but not any insurances taken out for the sole benefit of a charterer which is not a member of the Stena AB Group) in respect of such Ship or Linkspan or otherwise howsoever in connection with such Ship or Linkspan and all benefits thereof (including claims of whatsoever nature and return of premiums);

         "INSURANCE ASSIGNMENT"
         means, in relation to each Owned Ship or Linkspan which is not a Designated Ship, the first priority assignment of all the right, title and interest of the relevant Shipowner in the Insurances and Requisition Compensation thereof executed or (as the context may require) to be executed in favour of the Security Agent in the form set out in Schedule 10 to the Agreed Form Certificate (in relation to an Owned Ship or Linkspan which at the time of execution is subject to a Ship Mortgage or Linkspan Mortgage ranking with first priority) or in substantially the form set out in Schedule 11 to the Agreed Form Certificate (in relation to an Owned Ship or Linkspan which at the time of execution is subject to a Ship Mortgage or Linkspan Mortgage ranking with second priority) and "INSURANCE ASSIGNMENTS" means all of such assignments;

         "INVESTMENT"
         by any person means any direct or indirect loan, advance or other extension of credit (including by way of guarantee or similar arrangement) or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by any other person (other than through the exchange or conversion of other securities of such other person pursuant to the terms of such other securities or pursuant to a bona fide plan of liquidation or reorganisation of such other person in satisfaction of trade payable obligations owed from such other person) save that notwithstanding anything to the contrary set forth above:-

         (A) the receipt by Stena AB or any of its Subsidiaries of a promissory note or like evidence of indebtedness pursuant to an Asset Disposition otherwise permitted under Clause 14.7 (insofar as the receipt of such evidence of indebtedness is deemed to be a loan made by Stena AB or such Subsidiary) shall be deemed not to be an "Investment"; and

         (B) one or more investments by Stena AB or any of its Subsidiaries in persons whose only assets are a Vessel and property directly related thereto shall be deemed not to be an "Investment";

         "ISM CODE"
         means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention adopted by the International Maritime Organisation;

         "ISSUING BANK"
         means, in respect of the Existing Bank Guarantees, the Existing Guarantee Provider and, in respect of all other Bank Guarantees, the New Guarantee Provider;

         "LEGAL OPINIONS"
         means the legal opinions delivered or, as the case may be, to be delivered to the Agent pursuant to Clause 18.1;

         "LIBOR"
         means, in relation to a particular period, the rate per annum for deposits of Dollars for a period equivalent to such period at or about
         11.00 a.m. on the second London Banking Day before the first day of such period as displayed on Reuter page LIBOR 01 (British Bankers' Association Interest Settlement Rates) (or such other page as may replace such page LIBOR 01 on such system or on any other system of the information vendor for the time being designated by the British Bankers' Association to calculate the BBA Interest

         Settlement Rate (as defined in the British Bankers' Association's Recommended Terms and Conditions ("BBAIRS" terms) dated August, 1985)), provided that if on such date no such rate is so displayed, LIBOR for such period shall be the arithmetic mean (rounded upward if necessary to four decimal places) of the rates respectively quoted to the Agent by each of the Reference Banks at the request of the Agent as such Reference Bank's offered rate for deposits of Dollars in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London Interbank Market at or about 11.00 a.m. on the second London Banking Day before the first day of such period;

         "LIEN"
         means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement (other than the subordination of inter-Subsidiary Debt to the extent required by a lender or lessor of Stena AB or any of its Subsidiaries) of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing);

         "LINKSPAN MORTGAGE"
         means:-

         (A) in the case of the two Linkspans named "Linkspan I" and "Linkspan II" with call signs SFNH and SFNL respectively registered in the Swedish Register of Shipping, the second priority pledge of mortgage of such Linkspan to be executed by Stena Line Scandinavia in the form or substantially in the form set out in Schedule 6 to the Agreed Form Certificate together also with the deed of covenant collateral thereto to be executed by Stena Line Scandinavia in the form or substantially in the form set out in Schedule 9 to the Agreed Form Certificate;

         (B) in the case of any other Linkspan over which a first priority mortgage is to be executed and, if appropriate, registered by the relevant Shipowner, a mortgage in form and substance acceptable to the Agent but in any event substantially similar to the mortgages and collateral deeds of covenant described in paragraph (A) above;

         "LINKSPANS"
         means:-

         (A) the linkspan named "Linkspan I" having call sign SFNH registered in the Swedish Register of Shipping in the ownership of Stena Line Scandinavia, which linkspan is at the date of this Agreement located at Gothenburg and used in connection with the operation of m.v. "Stena Carisma";

         (B) the linkspan named "Linkspan II" having call sign SFNL registered in the Swedish Register of Shipping in the ownership of Stena Line Scandinavia, which linkspan is at the date of this Agreement located at Frederikshavn and used in connection with the operation of m.v. "Stena Carisma"; and

         (C) any other linkspan owned by a member of the Stena AB Group in relation to which a Linkspan Mortgage or other Lien may be granted to the Security Agent during the Security Period directly or indirectly as security for the obligations of the Borrower under this Agreement and "LINKSPAN" means any of them;

         "LONDON BANKING DAY"
         means a day on which dealings and deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than Saturday or Sunday) a day on which banks are open for business in London;

         "LOSS PAYABLE CLAUSES"
         means the provisions regulating the manner of payment of sums receivable under the Insurances of an Owned Ship or a Linkspan which are to be incorporated in the relevant insurance documents, such Loss Payable Clauses to be in the forms set out in the Schedules to the Deed of Covenant and/or Insurance Assignment and/or Charterer's Insurance Assignment and/or Stena Germanica Assignment in relation to the relevant Ship or Linkspan, in the form set out in Schedule 10 or in such other forms as may from time to time be agreed in writing by the Agent;

         "MAJOR CASUALTY"
         means an incident or occurrence whereby a Mortgaged Ship sustains damage or is the subject of a claim in excess of the Casualty Amount;

         "MAJORITY BANKS"
         means Banks (including for this purpose the Standby Lender) the aggregate of whose Commitments and/or Standby Commitment exceed two-thirds (2/3rds) of the aggregate of (i) the total of the Commitments of all the Banks and (ii) the Standby Commitment;

         "MANAGER'S SUBORDINATION UNDERTAKINGS"
         means the undertakings in the form of Schedule 14 to the Agreed Form Certificate to be given by each Approved Manager which is a member of the Stena AB Group on or before the Availability Date or at the time such Approved Manager is appointed as manager of a Ship or Linkspan after such date;

         "MARGIN"
         means one per cent (1.00%) (subject to adjustment under Clause 10.9);

         "MATURITY DATE"
         in relation to an Advance means, subject to Clause 11.4, the last day of its Term;

         "MINOR CASUALTY"
         means an incident or occurrence whereby a Mortgaged Ship sustains damage or is the subject of a claim of the Casualty Amount or less;

         "MONTH"
         means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such next calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in the same calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "MONTHS" and "MONTHLY" shall be construed accordingly;

         "MORTGAGED LINKSPAN"
         means, at any relevant time, any Linkspan which is at such time subject to a Linkspan Mortgage;

         "MORTGAGED PORT"
         means, at any relevant time, any Port which is at such time subject to a Port Mortgage;

         "MORTGAGED SHIP"
         means, at any relevant time, any Owned Ship which is at such time subject to a Ship Mortgage and/or the Insurances and Requisition Compensation of which or sale proceeds or right to receive a rebate of rentals in respect whereof are subject to a Lien pursuant to the relevant Ship Mortgage and Deed of Covenant or any relevant Insurance Assignment or other Security Documents but not including a Transferred Ship (except that, for the purposes of Clauses 15 and 16, the term "MORTGAGED Ship" shall include any Transferred Ship where the ownership of such Transferred Ship is retained by the relevant Shipowner) and an Owned Ship shall for the purposes of this Agreement be deemed to be a Mortgaged Ship as from the date that the Lien in respect of that Ship or rights relating thereto shall have been executed and registered in accordance with this Agreement until whichever shall be the earlier of
         (i) the release of the Ship Mortgage in respect of such Ship or Total Loss of such Ship and (ii) the end of the Security Period;

         "NET AVAILABLE PROCEEDS"
         from any Asset Disposition or Sale and Leaseback Transaction by any person means cash or Cash Equivalents (including, when received, payments (including any related interest payments) in respect of deferred payment obligations pursuant to a promissory note or instalment receivable or otherwise) received (including by way of sale or discounting of a note, instalment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquirer of Debt or other obligations relating to such properties or assets or received in any other non-cash form) therefrom by such person net of:-

         (A) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition or Sale and Leaseback Transaction;

         (B) all payments made by such person or its Subsidiaries on any Debt outstanding immediately prior to such Asset Disposition or Sale and Leaseback Transaction which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition or Sale and Leaseback Transaction or by applicable laws, be repaid out of the proceeds from such Asset Disposition or Sale and Leaseback Transaction; and

         (C) all distributions and other payments required to be made to any person (other than Stena AB or any Subsidiary of Stena AB) owning a beneficial interest in the assets subject to such Asset Disposition or Sale and Leaseback Transaction;

         "NET CASH SALE PROCEEDS"
         means:-

         (A) in relation to a Mortgaged Ship and (if relevant) its related Linkspans or share thereof which is sold (otherwise than on Credit Terms), the sale price of such Ship and (if relevant) Linkspans or share received by or on behalf of the relevant Shipowner (after deducting the relevant Shipowner's reasonable costs and out-of-pocket expenses incurred in connection with such sale including reasonable and proper costs of drydocking the relevant vessel and carrying out any repairs on the vessel for the purposes of complying with its obligations under the relevant sale agreement except insofar as the costs of such repairs are covered by insurance for the benefit of the relevant Shipowner);

         (B) in relation to a Transferred Ship which is sold pursuant to a power conferred on the mortgagee or lessor thereof, or an obligation on the lessor thereof, following a default by the purchaser or lessee, the net sale proceeds of the Ship received by the mortgagee or lessor (after deducting the costs and out-of-pocket expenses incurred in connection with the sale) less any part thereof due to, or belonging to, or by reference to which a payment is to be made to, the purchaser or lessee (as the case may be); and

         (C) in relation to a Mortgaged Port or any part thereof, the sale price thereof received by or on behalf of the relevant Port Owner (after deducting the relevant Port Owner's reasonable costs and out-of-pocket expenses incurred in connection with such sale);

         "NET TOTAL LOSS PROCEEDS"
         means:-

         (A) in relation to a Mortgaged Ship which has become a Total Loss, the minimum amount for which such Ship was required to have been insured under the Security Documents less any applicable deductible, collection commissions and any other expenses incurred by the relevant Shipowner or Stena Charterer or third party demise charterer in recovering under the Insurances of the Ship in respect of such Total Loss and/or recovering any Requisition Compensation in respect thereof; and

         (B) in relation to a Transferred Ship which has become a Total Loss, the amount which the seller or lessor of the Ship is contractually entitled as against the relevant purchaser or lessee (as the case may be) to receive, and has received, from the Insurances of the Ship less any part thereof due to, or belonging to, or by reference to which a payment is to be made to, the purchaser or lessee (as the case may be);

         "NEW GUARANTEE PROVIDER"
         means Nordea Bank Sverige AB (publ) acting through its office at Ostra Hamngatan 16, SE-405 09 Goteborg, Sweden;

         "NON-RECOURSE DEBT"
         means Debt or that portion of Debt of any person:-

         (A)    as to which neither Stena AB nor any of its Subsidiaries:-

                (i) provides credit support (including any undertaking, agreement or instrument which would constitute Debt); or

                (ii) is directly or indirectly liable (whether pursuant to a guarantee or otherwise) for such Debt; and

         (B) no default with respect to such Debt (including any rights which the holders thereof may have to take enforcement action against such an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of Stena AB or any Subsidiary of Stena AB to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its Stated Maturity;

         "2005 NOTEHOLDERS"
         means the holders from time to time of the 2005 Notes;

         "2007 NOTEHOLDERS"
         means the holders from time to time of the 2007 Notes;

         "2005 NOTES"
         means the Senior Notes due 2005 issued by Stena AB in an amount of $175,000,000 pursuant to the 2005 Indenture;

         "2007 NOTES"
         means the Senior Notes due 2007 issued by Stena AB in an amount of $175,000,000 pursuant to the 2007 Indenture;

         "NOTES"
         means the 2005 Notes and the 2007 Notes or, where the context so requires, means either of them;

         "NOTICE OF ASSIGNMENT OF INSURANCES"
         means, in respect of a Mortgaged Ship or Mortgaged Linkspan, a notice of assignment in the form set out in Schedule 1 to the relevant Deed of Covenant or Schedule 1 to the relevant Insurance Assignment or Schedule 1 to the relevant Charterer's Insurance Assignment or Schedule 5 to the Stena Germanica Assignment (as the case may be), or in such other form as may from time to time be required or agreed in writing by the Agent;

         "OFFICER'S CERTIFICATE"
         means a certificate of Stena AB signed by the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer (or any other officer identified by any of the foregoing officers in an Officer's Certificate to be an executive officer of Stena AB), the Secretary, any Assistant Secretary, the Treasurer, the Financial Manager, any Assistant Treasurer or the Controller of Stena AB;

         "OPINION OF COUNSEL"
         means an opinion in writing signed by legal counsel, who may be an employee of or counsel to Stena AB, and who shall be counsel reasonably satisfactory to the relevant trustee under each Indenture (or any applicable Successor Financing);

         "OUTSTANDING GUARANTEE AMOUNT"
         means, in relation to a Bank Guarantee at any relevant time, the maximum amount in Dollars for which such Bank Guarantee was issued or, if a Bank Guarantee does not contain an express provision limiting the total amount payable by the relevant Issuing Bank thereunder to a stated maximum amount, such amount as the relevant Issuing Bank shall from time to time certify to be the amount which it then reasonably considers to be the maximum aggregate amount (whether of principal, interest or otherwise) which, during the remaining duration of such Bank Guarantee, it may be required to pay to the relevant Beneficiary under such Bank Guarantee (and for such purpose the relevant Issuing Bank may make such estimate of its potential liability under such Bank Guarantee as it reasonably considers appropriate provided however that where the amount for which a Bank Guarantee was issued increases by reference to a rate of interest the relevant Issuing Bank may only, as at any relevant date upon which the Outstanding Guarantee Amount of a Bank Guarantee falls to be determined, include amounts so calculated by reference to a rate of interest to the extent that such amounts have accrued up to such date and in calculating the Outstanding Guarantee Amount for a Bank Guarantee in a currency other than Dollars the Agent shall calculate the Outstanding Guarantee Amount in such currency and then convert such amount into Dollars at the Agent's ordinary spot rate of exchange for the purchase of such currency with Dollars as at 11.00 a.m. the date such Outstanding Guarantee Amount falls to be determined or if such date is not a Banking Day 11.00 a.m. on the preceding Banking Day) less, in either case, the aggregate amount of all reductions thereof which have been made in accordance with the provisions of Clause 5.1;

         "OUTSTANDING INDEBTEDNESS"
         means all sums of any kind arising at any time for any reason payable actually or contingently by the Borrower to the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers, the Agent, the Security Agent or any of them under this Agreement or any other of the Security Documents (whether by way of repayment of principal, payment of interest or default interest, payment upon any indemnity or counter-indemnity, reimbursement for costs or otherwise howsoever);

         "OUTSTANDINGS"
         in relation to a Bank means the aggregate of:-

         (A) its Percentage (expressed as an amount) of the Outstanding Guarantee Amounts of the Bank Guarantees;

         (B) the principal amount of each outstanding loan to the Borrower by that Bank pursuant to Clause 6.2; and

         (C)    its Contribution

         (but, except for the purposes of Clause 10.9, excludes the Standby Outstandings);

         "OWNED SHIPS"
         means the Ships specified in Parts A and B of Schedule 2 and such other Ships owned by a member of the Stena AB Group as may from time to time be mortgaged to the Security Agent as security for the Borrower's obligations under this Agreement;

         "PERCENTAGE"
         as at any date means, in relation to a Bank and in respect of any Bank Guarantee, the proportion, expressed as a percentage, which the amount of the Commitment of such Bank bears to the total amount of the Commitments of all of the Banks (including such Bank) as at such date and being in relation to each Bank, on the date of this Agreement, the percentage set out against its name in Schedule 1;

         "PERMITTED INVESTMENTS"
         means:-

         (A) any Investment in any Cash Equivalent provided that the Average Life of the aggregate of all Cash Equivalents held by Stena AB and its Subsidiaries may not exceed one year at any time;

         (B) any Related Business Investment in an amount not in excess of the amount of Restricted Payments that Stena AB and its Subsidiaries will be permitted to make under Clause 14.14 immediately prior to the making of such Investment;

         (C) Investments made after 1 October 1997 in Unrestricted Subsidiaries and Related Business Investments in an aggregate amount not to exceed:-

                (i)    ten per cent (10%) of Consolidated Tangible Assets plus

                (ii) the aggregate amount of all moneys from time to time actually received by Stena AB or any of its Subsidiaries in respect of Investments made from time to time pursuant to this paragraph (C) or (in respect of Investments made after 1 October 1997 but before the Execution Date) paragraph (iii) of the definition of "Permitted Investments" in the 2007 Indenture, whether such moneys are received as interest or principal payments (in the case of Investments made in the form of loans or other debt instruments or other extensions of credit), as dividends or redemption payments or return of capital (in the case of Investments made in the form of the purchase of Capital Stock or capital contributions) or otherwise, provided that the aggregate amount permitted to be invested pursuant to this sub-paragraph (ii) shall not exceed the aggregate amount of Investments from time to time actually made by Stena AB and its Subsidiaries pursuant to this paragraph (C) or (in respect of Investments made after 1 October 1997 but before the Execution Date) paragraph (iii) of the definition of "Permitted Investments" in the 2007 Indenture; plus

                (iii) the aggregate amount of all Investments made in any person pursuant to this paragraph (C) or (in respect of Investments made after 1 October 1997 but before the Execution Date) paragraph (iii) of the definition of "Permitted Investments" in the 2007 Indenture if (and for so long as) any such person becomes a Subsidiary of Stena AB and provided further, that upon giving effect to such Investment, Stena AB could incur at least $1 of additional Debt pursuant to Clause 10.8(A); and

         (D) other Investments not otherwise permitted to be made pursuant to paragraphs (A) to (C) above, which, together with the then outstanding amount of other Investments made pursuant to this paragraph (D) or (in respect of Investments made after 1 October 1997 but before the Execution Date) paragraph (iv) of the definition of "Permitted Investments" in the 2007 Indenture, shall not exceed five per cent (5%) of Consolidated Tangible Assets in aggregate at the time the Investment is made;

         "PERMITTED LIENS"
         means:-

         (A) Liens securing only the Notes granted pursuant to Section 10.14 of any Indenture where equivalent Liens are granted to the Security Agent on a pari passu basis as security for the Outstanding Indebtedness;

         (B) Liens in favour of Stena AB or, with respect to Liens granted by any Subsidiary of Stena AB, in favour of Stena AB or any Wholly Owned Subsidiary of Stena AB;

         (C) Liens on property existing immediately prior to the time of acquisition thereof (and not created in anticipation of such acquisition);

         (D) (x) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or lease (pursuant to a Capitalised Lease Obligation) of a Vessel or other property, or the cost of improvements of a Vessel or other property used in the business of Stena AB and its Subsidiaries and (y) Liens on any Vessel or other property (including, without limitation, the Related Collateral) owned or leased (pursuant to a Capitalised Lease Obligation) by a Subsidiary of Stena AB prior to the time it becomes a Subsidiary of Stena AB to secure Debt Incurred by Stena AB (or any Subsidiary of Stena AB), in an amount not to exceed the Fair Market Value of such Vessel or other property or such Subsidiary, for the purpose of financing (or refinancing) all or part of the acquisition cost of such Subsidiary, but only if such Debt is Incurred within 180 days after the acquisition of such Subsidiary; provided that, with respect to clauses (x) and (y) above:-

                (i) in the case of a Vessel or Vessels, the principal amount of any Debt secured by such a Lien does not exceed 80% of the Ready for Sea Cost of a Vessel (or, with respect to Debt Incurred under a single financing facility to finance all or part of the purchase price or construction cost of two or more Vessels, the aggregate Ready for Sea Cost of such group of Vessels) or such Fair Market Value (as the case may be) of such Vessel or other property; and provided further that the principal amount of Debt secured by such a Lien may be up to 100% of the Ready for Sea Cost of such Vessel or Vessels if such Debt financing consists of Capitalised Lease Obligations; and provided further that, with respect to any Debt Incurred to finance the replacement of a Vessel as described in Clause 14.8(B)(iii) or 14.9(A), the principal amount of such Debt secured by such Lien may be up to 100% of the Ready for Sea Cost of such replacement Vessel less all compensation, damages or other such payments (including insurance proceeds other than in respect of business interruption insurance, protection and indemnity insurance or other third-party liability insurance) received in connection with a Total Loss in excess of amounts actually used to repay Debt secured by the Vessel subject to the Total Loss;

                (ii) such Liens do not extend to or cover any property other than such Vessel or other property and Related Collateral and any such improvements;

                (iii) the Incurrence of such Debt is permitted by the provisions of Clause 14.8 and, if applicable, Clause 14.9; and

                (iv) any such Liens (other than Liens of the type described in paragraph (D) of the definition of "Related Collateral") attach within 180 days after the date of the acquisition or delivery (or completion of such improvements) of such Vessel or group of Vessels or person or other property;

         (E) Liens on property of a person existing at the time such person is merged into or consolidated with or acquired by Stena AB or any Subsidiary of Stena AB that were not created in anticipation of the acquisition of such person;

         (F) Permitted Ship Liens and any other Liens in respect of Vessels and Related Collateral arising in the ordinary course of business which, individually or in the aggregate do not materially and adversely affect such Vessel or materially impair the use and operation thereof or the business of Stena AB and its Subsidiaries;

         (G) Liens to secure obligations under workmen's compensation laws or similar legislation, including Liens with respect to judgments which are not currently dischargeable;

         (H)    Liens to secure Debt Incurred to refinance, in whole or in part,
                (i) any secured Debt existing on the date of this Agreement or
                (ii) any Debt secured by Liens referred to in paragraphs (A) to
                (G) above and paragraphs (J) and (M) below, so long as in each such case the Liens do not extend to any other property (except for the Related Collateral, or other property and Related Collateral secured by Debt which is being concurrently refinanced on a cross-collateralised basis) and the aggregate principal amount of Debt so secured (which amount shall be deemed to include the amount of any undrawn or available amounts under any credit or lease facility to be so refinanced) is not increased (other than as permitted pursuant to Clause 14.8(B)(v)(a)(y) or Clause 14.9(F)(i)(b)) by an amount greater than the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by Stena AB as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of Stena AB or any of its Subsidiaries incurred in connection with such refinancing;

         (I) any Liens securing Debt owing by Stena AB to one or more Wholly Owned Subsidiaries of Stena AB;

         (J) subject to compliance with sections (i), (iii) and (iv) of paragraph (D) above, a pledge of, or other Lien in respect of, the Capital Stock of a Single-Purpose Vessel-Owning Subsidiary made to secure (i) Debt Incurred by such Single-Purpose Vessel-Owning Subsidiary to finance or refinance the acquisition, construction or improvement of a Vessel by such Subsidiary or (ii) Debt Incurred by Stena AB or any Subsidiary of Stena AB to finance or refinance the acquisition of any or all of the Capital Stock of such Single-Purpose Vessel-Owning Subsidiary;

         (K) Liens in respect of Vessels and Related Collateral otherwise permitted hereunder and incurred solely by reason of the substitution of a new mortgage or other security agreements for an existing agreement (or the novation or assignment of such existing agreement), the effect of which new agreement, novation or assignment is to effect the reflagging of the Vessel or Vessels to which such existing agreement relates;

         (L) Liens created by this Agreement and the Security Documents and Liens incurred to secure any other Revolving Credit Facilities as required by the terms thereof;

         (M) a pledge or assignment of a promissory note (or other evidence of indebtedness), or the assignment of a mortgage or other security interest, or guarantee received by or granted to Stena AB or any of its Subsidiaries pursuant to an Asset Disposition to secure the unpaid portion of any Debt of Stena AB or any of its Subsidiaries attributable to the property sold in such Asset Disposition;

         (N) subject to the limit imposed by Clause 14.6, Liens in respect of Related Collateral and/or other property required to be granted under the terms of an agreement governing Debt of Stena AB or any Subsidiary of Stena AB to provide additional security to the lenders under such agreement in the event the value of the Vessel or Vessels and other property securing such Debt falls below the level specified in such agreement; and

         (O) Liens on a Vessel, Related Collateral (and/or the contract for the acquisition of such Vessel and/or Related Collateral) existing only during the construction of such Vessel and granted to secure the builder's obligations in respect of construction financing for such Vessel obtained by such builder;

         "PERMITTED SHIP LIENS"
         means:-

         (A) any ship repairer's or outfitter's possessory lien for a sum not (except with the prior written consent of the Agent or where the cost of the relevant work is covered by the vessel's insurances or is required for the purpose of maintaining the vessel's classification) exceeding the Casualty Amount;

         (B) any lien on a vessel for master's, officer's or crew's wages outstanding in the ordinary course of trading;

         (C)    any lien for salvage;

         (D) liens arising in the ordinary course of trading by statute or by operation of law in respect of obligations which are not overdue or which are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as any such proceedings or the continued existence of such lien do not involve any likelihood of the sale, forfeiture or loss of, or of any interest in, any vessel owned by or chartered to a Security Party or any other member of Stena AB Group;

         (E) liens securing liabilities for Taxes against which adequate reserves have been provided;

         (F) liens arising in respect of a Ship or Linkspan by reason of an act or omission of a charterer (other than a Stena Charterer) of the Ship or Linkspan, in relation to which the relevant Shipowner or Stena Charterer demonstrates to the reasonable satisfaction of the Agent that it is taking all reasonable steps available to it with due dispatch to procure the lifting of the lien;

         "PLANNING ACTS"
         means, in the case of Holyhead Port or any other Port situated in England and Wales, the Town and Country Planning Acts 1990 and, in the case of Stranraer Port or any other Port situated in Scotland, the Town and Country Planning (Scotland) Act 1972 (including in each case any Act or Acts for the time being amending or replacing such Acts and any orders, regulations and direction issued under or by virtue of such Acts or such amending or replacing Acts for the time being in force);

         "PORT"
         means each of Holyhead Port and Stranraer Port and includes any other port which is or may become owned by a member of the Stena AB Group;

         "PORT MORTGAGE"
         means:-

         (A)    in the case of Holyhead Port, the Holyhead Charge; and

         (B)    in the case of Stranraer Port, the Stranraer Charge;

         "PORT OWNER"
         means, in relation to a Mortgaged Port, the owner thereof being, at the date of this Agreement, Stena Line Ports in respect of both Holyhead Port and Stranraer Port;

         "PORT OWNER'S GUARANTEE"
         means, in respect of each Port Owner, the deed of guarantee and indemnity to be executed and delivered by that Port Owner in favour of the Security Agent in substantially the form set out in Schedule 2 to the Agreed Form Certificate;

         "PORT OF REGISTRY"
         means in relation to a Mortgaged Ship the port of registry approved in writing by the Banks at which such Ship is, or is to be registered on, or at any relevant time after, the Execution Date;

         "POST COMPLETION REGISTRATIONS"
         means registration of the Liens created by any of the Security Documents and the restriction contained in Clause 14.6 which require to be completed within a period after execution thereof and/or hereof under the laws of any relevant jurisdiction;

         "POST-DELIVERY FINANCING"
         means Debt Incurred by Stena AB or any Subsidiary of Stena AB to finance the total Ready for Sea Cost of a Vessel or group of Vessels and "Post-Delivery Financing" shall include the amount of any Construction Financing with respect to any Vessel or group of Vessels, but only to the extent that fully committed Post-Delivery Financing for such Vessel or group of Vessels has been arranged at such time;

         "PREFERRED STOCK"
         as applied to the Capital Stock of any person, means Capital Stock of such person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such person, to shares of Capital Stock of any other class of such person;

         "PRIOR CHARTERER'S INSURANCE ASSIGNMENTS" means those assignments of Insurances executed by Stena Charterers as security for the SIBV $275m Facility further particulars of which are set out in Part C of Schedule 4 (and shall include any such assignments executed after the Execution Date as required by the SIBV $275m Facility Agreement in respect of any of the Ships and Linkspans subject to a Prior Mortgage);

         "PRIOR DEEDS OF COVENANT"
         means:-

         (A) in respect of each of the Ships listed in Part B of Schedule 2 and "LINKSPAN I" and LINKSPAN II", the first priority deed of covenant collateral to the Prior Mortgage thereon further particulars of which are set out in Part B of Schedule 4;

         (B) in respect of any Designated Ship over which a second priority mortgage or charge is granted pursuant to Clause 9.4(E), the first priority deed of covenant collateral to the Prior Mortgage thereon granted as security for payment of the SIBV $275m Facility; and

         (C) in respect of any of the foregoing Mortgaged Ships and Mortgaged Linkspans which is reflagged in accordance with Clause 23.12 and which after such reflagging is a Designated Ship, the first priority deed of covenant collateral to the substitute Prior Mortgage thereon granted as security for payment of the SIBV $275m Facility;

         "PRIOR INSURANCE ASSIGNMENT"
         means, in respect of any non-Designated Ship over which a Prior Mortgage is at any time granted, the first priority assignment of the Insurances thereof granted as security for payment of the SIBV $275m Facility;

         "PRIOR MORTGAGES"
         means:-

         (A) in respect of each of the Ships listed in Part B of Schedule 2, the first priority statutory mortgage or, in the case of any such Ship registered in Sweden, the first priority mortgage and pledge of mortgage thereon further particulars of which are set out in Part A of Schedule 4;

         (B) in respect of each of "LINKSPAN I" and "LINKSPAN II", the first priority mortgage and pledge of mortgage thereon further particulars of which are set out in Part A of Schedule 4;

         (C) in respect of Holyhead Port, the first priority legal charge in respect thereof further particulars of which are set out in Part A of Schedule 4;

         (D) in respect of Stranraer Port, the first priority standard security in respect thereof further particulars of which are set out in Part A of Schedule 4;

         (E) in respect of any Ship or Linkspan or Port over which a second priority mortgage or charge is granted pursuant to Clause 9.4
                (E), the first priority mortgage or charge thereon granted as security for payment of the SIBV $275m Facility; and

         (F) in respect of any of the foregoing Mortgaged Ships and Mortgaged Linkspans which is reflagged in accordance with Clause 23.12, the first priority mortgage thereon executed in substitution for the existing first priority mortgage;

         "PRIOR SECURITY DOCUMENTS"
         means the Prior Charterer's Insurance Assignments, the Prior Deeds of Covenant, the Prior Insurance Assignments (if any), the Prior Mortgages, the Prior Stena Germanica

         Assignment and any other first priority security document from time to time securing payment of the SIBV $275m Facility.

         "PRIOR STENA GERMANICA ASSIGNMENT"
         means the first priority assignment of all the right, title and interest of the Borrower in the Stena Germanica Loan Documents dated 28 September 2001 made by (1) the Borrower in favour of (2) Svenska Handelsbanken AB (publ);

         "2005 PROSPECTUS"
         means the final prospectus of Stena AB relating to the initial public offering of the 2005 Notes, such prospectus having been filed with the Securities and Exchange Commission in Washington, D.C. with registration number 33-99284;

         "2007 PROSPECTUS"
         means the final prospectus of Stena AB relating to the initial public offering of the 2007 Notes, such prospectus having been filed with the Securities and Exchange Commission in Washington, D.C. with registration number 333-7486;

         "READY FOR SEA COST"
         means, with respect to a Vessel or Vessels to be acquired or leased (pursuant to a Capitalised Lease Obligation) by Stena AB or any Subsidiary of Stena AB, the aggregate amount of all expenditures incurred to acquire or construct and bring such Vessel or Vessels to the condition and location necessary for its intended use which would be classified and accounted for as "property, plant and equipment" in accordance with Swedish GAAP;

         "RECEIVABLES ASSIGNMENT"
         means the assignment to be granted in favour of the Security Agent in accordance with Clause 9.4(L) in respect of the deferred purchase consideration and Insurances and other security granted in relation to a Transferred Ship substantially in the form set out in:-

         (A) Schedule 15 to the Agreed Form Certificate in relation to a Ship sold on terms set out in paragraph (A) of the definition of Transferred Ship if immediately prior to such sale such Ship is subject to a Ship Mortgage ranking with first priority;

         (B) Schedule 16 to the Agreed Form Certificate in relation to a Ship sold on terms set out in paragraph (A) of the definition of Transferred Ship if immediately prior to such sale such Ship is subject to a Ship Mortgage ranking with second priority;

         (C) Schedule 17 to the Agreed Form Certificate in relation to a Ship sold on terms set out in paragraph (B) of the definition of Transferred Ship if immediately prior to such sale such Ship is subject to a Ship Mortgage ranking with first priority;

         (D) Schedule 18 to the Agreed Form Certificate in relation to a Ship sold on terms set out in paragraph (B) of the definition of Transferred Ship if immediately prior to such sale such Ship is subject to a Ship Mortgage ranking with second priority;

         "REDEEMABLE STOCK"
         of any person means any equity security of such person that by its terms or otherwise is required to be redeemed prior to the Termination Date or is redeemable at the option of the holder thereof at any time prior to the Termination Date;

         "REFERENCE BANKS"
         means the principal London offices of Svenska Handelsbanken AB (publ), JPMorgan Chase Bank and Nordea Bank Finland Plc and/or any other Bank appointed as such pursuant to this Agreement;

         "REFERENCE DATE"
         has the meaning ascribed to it in Clause 14.21(B);

         "REFINANCE"
         has the meaning ascribed to it in Clause 14.8(B)(v) and shall be deemed to include successive refinancings;

         "RELATED BUSINESS INVESTMENT"
         means an Investment made in a person engaged in the same or a similar line of business as Stena AB and its Subsidiaries or made for the purpose of maintaining, enhancing the productivity of or expanding the capabilities of Stena AB and its Subsidiaries in any business activity permitted under Clause 14.12 (as determined, with respect to any such Investment or series of related Investments in an aggregate amount of $5,000,000 or more, in good faith by the Board of Directors of the person making such Investment);

         "RELATED COLLATERAL"
         means, with respect to a Vessel:-

         (A)    any insurance policies on such Vessel;

         (B) any requisition compensation payable in respect of any compulsory acquisition thereof;

         (C) any earnings derived from the use or operation thereof and/or any earnings account with respect to such earnings, provided that any assignment with respect thereto may only permit the assignee thereof to apply such earnings to the repayment of Debt held by such assignee:-

                (i) upon the occurrence and during the continuation of a payment default with respect to such Debt or upon the acceleration of such Debt (unless such acceleration has been rescinded); or

                (ii) in the case of any other default with respect to such Debt which would allow for the acceleration of such Debt at such time, but only until the earliest of:-

                       (a) 180 days after the initial occurrence of such default;

                       (b)    the date such default is cured or waived; and

                       (c)    the date such Debt is repaid in full;

         (D) any charters, operating leases, licences and related agreements entered into in respect of the Vessel and any security or guarantee in respect of the relevant charterer's or lessee's obligations under any relevant charter, operating lease, licence or related agreement;

         (E) any cash collateral account established with respect to such Vessel pursuant to the financing arrangements with respect thereto;

         (F) any inter-company loan or facility agreements relating to the financing of the acquisition of, and/or the leasing arrangements, pursuant to Capitalised Lease Obligations) with respect to, such Vessel;

         (G) any building or conversion contracts relating to such Vessel and any security or guarantee in respect of the builder's obligations under such contracts;

         (H) any interest rate swap, foreign currency hedge, exchange or similar agreement incurred in connection with the financing of such Vessel and required to be assigned by the lender; and

         (I) any security interest in, or agreement or assignment relating to, any of the foregoing or any mortgage in respect of such Vessel;

         "RELATED PERSON"
         of any person means any other person directly or indirectly owning:-

         (A) five per cent (5%) or more of the outstanding Common Stock of such person (or, in the case of a person that is not a corporation, five per cent (5%) or more of the equity interest in such person); or

         (B) five per cent (5%) or more of the combined voting power of Voting Stock of such person;

         "REQUISITION COMPENSATION"
         means, in relation to a Ship or Linkspan, all sums of money or other compensation from time to time payable during the Security Period by reason of the Compulsory Acquisition of such Ship or Linkspan;

         "REVOLVING CREDIT FACILITIES"
         means the facilities granted to the Borrower under this Agreement and any one or more other revolving or other credit facilities to which Stena AB and/or one or more Subsidiaries of Stena AB may become parties (as obligor or guarantor) after the Execution Date in an aggregate principal amount not to exceed $600,000,000 at any time outstanding (but, for the avoidance of doubt, excludes the SIBV $275m Facility);

         "SALE AGREEMENT"
         means each document regulating the sale of a Ship on Credit Terms entered into by a Shipowner after the Execution Date;

         "SALE AND LEASEBACK TRANSACTION"
         of any person means an arrangement with any lessor, lender, obligee or investor or to which such lessor, lender, obligee or investor is a party providing for the leasing or renting by such person of any property or asset of such person which has been or is being sold or transferred by such person more than two hundred and seventy (270) days after the acquisition thereof or, if later, the delivery or commencement of operation thereof, to such lessor, lender, obligee or investor or to any person to whom funds have been or are to be advanced by such lessor, lender, obligee or investor on the security of such property or asset and the Stated Maturity of such arrangement shall be the date of the last scheduled payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty;

         "SCANDLINES"
         means Scandlines AB, a company incorporated under the laws of the Kingdom of Sweden with registration number 556206-4575 in the Swedish Companies Register and having its registered office at Knutpunkten 43, SE-252 78 Helsingborg, Sweden;

         "SECURITIES ACT"
         refers to the Securities Act of 1933 of the United States of America as it may be amended and any successor act thereto;

         "SECURITY AGENT"
         means Svenska Handelsbanken AB (publ) or such other person as may be appointed security agent for the Banks, the Issuing Banks, the Co-Arrangers, the Standby Lender and the Agent pursuant to this Agreement;

         "SECURITY DOCUMENTS"
         means this Agreement, the Ship Mortgages, the Deeds of Covenant, the Insurance Assignments, the Shipowner's Guarantees, the Linkspan Mortgages, the Charterer's Insurance Assignments, the Charterer's Subordination Undertakings, the Manager's Subordination Undertakings, the Stena Germanica Assignment, each Receivables Assignment, the Port Owner's Guarantees, the Port Mortgages, the Cash Collateral Account Pledges and any other documents as may have been or shall from time to time after the date of this Agreement be executed to guarantee and/or secure all or any part of any moneys from time to time owing by the Borrower pursuant to this Agreement (whether or not any such document also secures moneys from time to time owing pursuant to any other document or agreement);

         "SECURITY PARTY"
         means any person who may at any time be a party to any of the Security Documents (other than the Banks, the Standby Lender, the Issuing Banks, the Co-Arrangers, the Agent and the Security Agent) but does not include either any such party as and when it has ceased to be under any continuing obligation under the Security Documents and its property has ceased to be (or was never) subject to any Lien pursuant to any of the Security Documents or any party which is not a member of the Stena AB Group;

         "SECURITY PERIOD"
         means the period commencing on the Execution Date and terminating upon the later of (i) the end of the Availability Period (ii) the end of the Standby Availability Period and (iii) the discharge of the security created by the Security Documents by payment of moneys payable thereunder and the discharge and release, to the satisfaction of the Issuing Banks and the Agent, of all Bank Guarantees;

         "SHIP MORTGAGE"
         means, in relation to an Owned Ship:-

         (A)    in the case of a Designated Ship referred to in Part A of
                Schedule 2 (other than a Ship registered in Sweden), the first priority statutory mortgage of the Ship executed (or as the context may require) to be executed and registered by the relevant Shipowner in favour of the Security Agent including the appropriate narrative text set out in Schedule 3 to the Agreed Form Certificate (being Schedule 3.2 in respect of Stena Rederi AB and Stena Line Scandinavia and Schedule 3.1 in respect of each other Shipowner);

         (B)    in the case of a Designated Ship referred to in Part B of
                Schedule 2 (other than a Ship registered in Sweden), the second priority statutory mortgage of the Ship executed (or as the context may require) to be executed and registered by the relevant Shipowner in favour of the Security Agent including the appropriate narrative text set out in Schedule 4 to the Agreed Form Certificate (being Schedule 4.2 in respect of Stena Rederi AB and Stena Line Scandinavia and Schedule 4.1 in respect of each other Shipowner);

         (C) in the case of a Ship referred to in Part A of Schedule 2 which is registered in Sweden, the first priority pledge of mortgage of the Ship to be executed by the relevant Shipowner in the form or substantially in the form set out in Schedule 5 to the Agreed Form Certificate (being Schedule 5.2 in respect of Stena Rederi AB and Stena Line Scandinavia and Schedule 5.1 in respect of each other Shipowner);

         (D) in the case of a Ship referred to in Part B of Schedule 2 which is registered in Sweden, the second priority pledge of mortgage of the Ship executed or to be executed by the relevant Shipowner in the form or substantially in the form set out in Schedule 6 to the Agreed Form Certificate (being Schedule 6.2 in respect of Stena Rederi AB and Stena Line Scandinavia and Schedule 6.1 in respect of each other Shipowner), which mortgage and pledge of mortgage in the case of m.v. "Stena Germanica" (the Stena Germanica Mortgage) has been executed and assigned to the Borrower (as assignee from Stena Line Scandinavia (as assignee from Stena Line)) and is to be on-assigned by the Borrower to the Security Agent under the Stena Germanica Assignment as security for the Outstanding Indebtedness;

         (E) in the case of any other Owned Ship over which, after the Availability Date, a first priority mortgage is to be executed and registered by the relevant Shipowner, a mortgage in a form and substance acceptable to the Agent but in any event substantially similar to the mortgages described in paragraphs
                (A) and (C) above and including, where appropriate, mortgage covenants substantially similar to those contained in the pro forma Deed of Covenants set out in Schedule 7 to the Agreed Form Certificate;

         (F) in the case of any other Owned Ship over which, after the Availability Date, a second priority mortgage is to be executed and registered by the relevant Shipowner, a mortgage in a form and substance acceptable to the Agent but in any event substantially similar to the mortgages described in paragraphs
                (B) and (D) above and including, where appropriate, mortgage covenants substantially similar to those contained in the pro forma Deed of Covenants set out in Schedule 8 to the Agreed Form Certificate;

         and "SHIP MORTGAGES" means all of such mortgages;

         "SHIPOWNER"
         means, in relation to a Ship or Linkspan, the registered owner or owners thereof and being at the date of this Agreement, in relation to a Ship identified in Schedule 2, the company whose name is set forth opposite the name of such Ship in Schedule 2;

         "SHIPOWNER'S GUARANTEE"
         means, in respect of each Shipowner and each member of the Stena International Group which at any time during the Security Period owns a Ship or Linkspan or sells a Mortgaged Ship on Credit Terms (other than, in either case, Stena Rederi AB or Stena Line Scandinavia), the deed of guarantee and indemnity to be executed and delivered by that Shipowner or other member of the Stena International Group in favour of the Security Agent in substantially the form set out in Schedule 1 to the Agreed Form Certificate (provided that no Shipowner's Guarantee shall be required from Scandlines by reason of its registered ownership of m.v. "Stena Germanica" as long as the Stena Germanica Loan Documents remain in place in favour of the Borrower and are assigned to the Security Agent under the Stena Germanica Assignment);

         "SHIPS"
         means each of the ships listed in Schedule 2 and includes any other Vessel in relation to which a Ship Mortgage, or in relation to rights to the sale proceeds, Insurances or rebate of rentals of which a Lien, may be granted to the Security Agent during the Security Period directly or indirectly as security for the obligations of the Borrower under this Agreement and "SHIP" means any of them;

         "SIBV $275M FACILITY"
         means the secured multipurpose corporate facility in the amount of up two hundred and seventy five million Dollars ($275,000,000) made available to the Borrower pursuant to the SIBV $275m Facility Agreement or, as the context may require, the maximum amount of such facility as it may be cancelled or otherwise reduced from time to time;

         "SIBV $275M FACILITY AGREEMENT"
         means the facility agreement dated 25 September 2001 as amended by an amendment dated of even date herewith made between (1) the Borrower as borrower, (2) J.P. Morgan plc, Nordbanken AB (publ) and Svenska Handelsbanken AB (publ) as co-arrangers, (3) the banks and financial institutions defined therein as "Banks" as lenders, (4) Svenska Handelsbanken AB (publ) as agent, (5) Svenska Handelsbanken AB (publ) as security agent and (6) Stena AB as guarantor pursuant to which such lenders agreed to make available to the Borrower a secured multipurpose corporate facility in the amount of up to two hundred and seventy five million Dollars ($275,000,000);

         "SIBV $275M FACILITY INTERCREDITOR AGREEMENT" means the intercreditor agreement in respect of the Ships listed in Part B of Schedule 2 and the Ports executed or (as the context may require) to be executed between (1) Svenska Handelsbanken AB (publ) and
         (2) the Security Agent in the form set out in Schedule 23 to the Agreed Form Certificate;

         "SIBV $500M FACILITY"
         means the secured multipurpose corporate facility in the amount of up to five hundred million Dollars ($500,000,000) made available to the Borrower pursuant to the SIBV $500m Facility Agreement;

         "SIBV $500M FACILITY AGREEMENT"
         means the facility agreement dated 11 December 1995 (as amended, novated and restated from time to time) made between (1) the Borrower as borrower, (2) JPMorgan Chase Bank (then called The Chase Manhattan
         Bank), Nordea Bank Sverige AB (publ) (then called Nordbanken AB
         (publ)), Svenska Handelsbanken AB (publ) and ABN Amro Bank N.V. as co-arrangers, (3) the banks and financial institutions defined therein as "Banks" as lenders, (4) JPMorgan Chase Bank (then called The Chase Manhattan Bank) as issuing bank, (5) Svenska Handelsbanken AB (publ) as standby lender, (6) Svenska Handelsbanken AB (publ) as agent, (7) Svenska Handelsbanken AB
         (publ) as security agent and (8) Stena AB as guarantor pursuant to which such lenders agreed to make available to the Borrower a secured multipurpose corporate facility in the amount of up to five hundred million Dollars ($500,000,000);

         "SINGLE-PURPOSE VESSEL-OWNING SUBSIDIARY" means a Subsidiary of Stena AB the sole purpose of which is to own or lease (pursuant to a Capitalised Lease Obligation) one (but not more than one) Vessel;

         "STANDBY AVAILABILITY PERIOD"
         means the period from the Availability Date and ending on the Termination Date or the period ending on such earlier date (if any) (i) on which the Borrower cancels the Standby Commitment under Clause 7.10 or (ii) on which the Standby Commitment is reduced to zero pursuant to any provision of this Agreement or (iii) on which the Borrower cancels the Commitments in full or (iv) on which the Commitments are reduced to zero pursuant to any provision of this Agreement;

         "STANDBY COMMITMENT"
         means the sum of $30,000,000 which the Standby Lender has agreed to make available to the Borrower under Clause 7;

         "STANDBY FACILITY"
         means the facility made available to the Borrower pursuant to Clause 7;

         "STANDBY LENDER"
         means Svenska Handelsbanken AB (publ) acting through its London branch;

         "STANDBY OUTSTANDINGS"
         means the aggregate of the principal amounts outstanding from the Borrower in relation to the Standby Facility pursuant to Clause 7;

         "STANDBY RATE"
         means:-

         (A) in relation to a drawing for a particular period, the Standby Lender's per annum offered rate in the London Interbank Market at or about 11.00 a.m. on the second London Banking Day before the first day of such period for deposits in an amount approximately equal to the amount of such drawing for a period equivalent to such period; or

         (B) in relation to drawings on a call basis, the Standby Lender's base rate for Dollar currency accounts;

         "STATED MATURITY"
         means:-

         (A) with respect to any debt security, the date specified in such debt security as the fixed date on which the final instalment of principal of such debt security is due and payable; or

         (B) with respect to any specified scheduled instalment of principal or interest on any debt security, the date specified in such debt security as the fixed date on which such instalment is due and payable;

         "STENA AB"
         means Stena AB (publ.) a company incorporated under the laws of the Kingdom of Sweden with registration number 556001-0802 in the Swedish Companies Register and having its registered office at Masthuggskajen, SE-405 19 Gothenburg, Sweden;

         "STENA AB GROUP"
         means Stena AB and its Subsidiaries and "MEMBER OF THE STENA AB GROUP" means Stena AB or any of its Subsidiaries;

         "STENA CHARTERER"
         means any member of the Stena AB Group to whom a Mortgaged Ship or a Transferred Ship or a Mortgaged Linkspan may be chartered;

         "STENA GERMANICA ASSIGNMENT"
         means the second priority assignment of all the right, title and interest of the Borrower in the Stena Germanica Loan Documents to be executed and delivered by the Borrower in favour of the Security Agent in substantially the form set out in Schedule 19 to the Agreed Form Certificate;

         "STENA GERMANICA CHARTERER'S INSURANCE ASSIGNMENT" means the first priority assignment of Insurances in respect of m.v. "Stena Germanica" dated 28 September 2001 executed by Stena Line Scandinavia as bareboat charterer thereof in favour of the Borrower;

         "STENA GERMANICA CHARTERER'S SUBORDINATION UNDERTAKING" means the charterer's subordination undertaking in respect of m.v. "Stena Germanica" dated 28 September 2001 executed by Stena Line Scandinavia as bareboat charterer thereof in favour of the Borrower;

         "STENA GERMANICA DEED OF COVENANT"
         means the deed of covenant dated 21 December 2000 made between Scandlines as owner and Stena Line as mortgagee as assigned by Stena Line to Stena Line Scandinavia pursuant to the Stena Line Asset Purchase Agreement and as amended by an amendment no. 1 thereto dated 28 September 2001 made between Scandlines, Stena Line Scandinavia and the Borrower amending certain provisions thereof and assigning all of Stena Line Scandinavia's rights, title and interest thereunder to the Borrower;

         "STENA GERMANICA LOAN AGREEMENT"
         means the inter-company loan agreement dated 21 December 2000 made between Scandlines as borrower and Stena Line as lender under which Stena Line made available to Scandlines a loan in the amount of $52,000,000 as assigned by Stena Line to Stena Line Scandinavia pursuant to the Stena Line Asset Purchase Agreement and as amended by an amendment no. 1 thereto dated 28 September 2001 made between Scandlines, Stena Line Scandinavia and the Borrower amending certain provisions thereof and assigning all of Stena Line Scandinavia's right, title and interest thereunder to the Borrower;

         "STENA GERMANICA LOAN DOCUMENTS"
         means the Stena Germanica Loan Agreement, the Stena Germanica Mortgage, the Stena Germanica Deed of Covenant, the Stena Germanica Charterer's Insurance Assignment and the Stena Germanica Charterer's Subordination Undertaking;

         "STENA GERMANICA MORTGAGE"
         means the first priority mortgage and pledge of mortgage of m.v. "Stena Germanica" dated 21 December 2000 executed and registered by Scandlines in favour of Stena Line as assigned by Stena Line to Stena Line Scandinavia pursuant to the Stena Line Asset Purchase Agreement and as assigned by Stena Line Scandinavia to the Borrower on 28 September 2001;

         "STENA INTERNATIONAL GROUP"
         means Stena International B.V. and its Subsidiaries;

         "STENA LINE"
         means Forvaltningsaktiebolaget Lastluckan (formerly Stena Line AB), a company incorporated under the laws of the Kingdom of Sweden;

         "STENA LINE ASSET PURCHASE AGREEMENT"
         means the agreement dated 25 September 2001 made between Stena Line and Stena Line Scandinavia pursuant to which (inter alia) Stena Line has assigned all its rights in respect of the Stena Germanica Loan Agreement, the Stena Germanica Mortgage and the Stena Germanica Deed of Covenant to Stena Line Scandinavia;

         "STENA LINE PORTS"
         means Stena Line Ports Limited, a company incorporated with limited liability under the laws of England and Wales with company number 1824328 and having its registered office at Charter House, Park Street, Ashford, Kent, TN24 8EX;

         "STENA LINE SCANDINAVIA"
         means Stena Line Scandinavia AB, a company incorporated under the laws of the Kingdom of Sweden with registration number 556231-7825 in the Swedish Companies Register and having its registered office at SE-405 19 Gothenburg, Sweden;

         "STENA TAY NOTE AGREEMENT"
         means the note agreement dated as of 15 July 1999 made between Stena Tay Limited, Stena Maritime AG, the Borrower, Stena AB and the purchasers named in Schedule 1 thereto in relation to the issue of the Stena Tay Notes;

         "STENA TAY NOTES"
         means the Senior Secured Guaranteed Notes issued by Stena Tay Limited pursuant to the Stena Tay Note Agreement;

         "STEN A. OLSSON FAMILY"
         means:-

         (A)    Sten Allan Olsson;

         (B) all the lineal descendants in direct line of the said Sten Allan Olsson;

         (C) a husband and wife or former husband or wife or widower or widow of any of the above persons; and

         (D)    the estates or legal representatives of any of the above persons and so that for the purposes of this definition a step-child or adopted child or illegitimate child of any person shall be deemed to be a lineal descendant of such person and of the lineal ascendants of such person;

         "STEN A. OLSSON FAMILY TRUSTS"
         means trusts (whether arising under settlement, declaration of trust or other instrument by whomsoever or wheresoever made or under a testamentary disposition or on an intestacy) under which no immediate beneficial interest in the property which is the subject of such trust is for the time being vested in any person other than members of the Sten A. Olsson Family;

         "STRANRAER CHARGE"
         means the Scots law second priority standard security in respect of Stranraer Port to be executed and delivered by Stena Line Ports in favour of the Security Agent in substantially the form set out in
         Schedule 21 to the Agreed Form Certificate;

         "STRANRAER PORT"
         means all of the property belonging to Stena Line Ports at Stranraer Harbour, Stranraer, County of Wigtown, Scotland as is more particularly described in the Stranraer Charge;

         "SUBORDINATED DEBT"
         means Debt of Stena AB or any Subsidiary of Stena AB which is subordinate or junior in right of payment to the Notes (or any applicable Successor Financing) pursuant to a written agreement;

         "SUBSIDIARY"
         of any person means:-

         (A) a corporation more than fifty per cent (50%) of the outstanding Voting Stock of which is owned, directly or indirectly, by such person or by one or more other Subsidiaries of such person or by such person and one or more Subsidiaries thereof; or

         (B) any other person (other than a corporation) in which such person, or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof but for the purposes of the definitions of "Affiliate", "Asset Disposition", "Consolidated Cash Flow", "Consolidated Interest Coverage Ratio", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Tangible Assets", "Construction Financing", "Disqualified Stock", "Investment", "Lien", "Net Available Proceeds", "Non-Recourse Debt", "Permitted Investments", "Permitted Liens", "Post-Delivery Financing", "Ready for Sea Cost", "Related Business Investment", "Revolving Credit Facilities", "Single-Purpose Vessel-Owning Subsidiary", "Subordinated Debt", "Unrestricted Subsidiary", "Vessels", "Vessel Construction Contract", "Wholly Owned Subsidiary" and the proviso to the definition of "Incur" and Clauses 14.6, 14.7, 14.8, 14.9, 14.10, 14.11, 14.12 and 14.14 Unrestricted Subsidiaries shall be deemed not to be Subsidiaries of Stena AB;

         "SUCCESSOR FINANCING"
         has the meaning ascribed thereto in Clause 14.18;

         "SWEDISH GAAP"
         means generally accepted accounting principles in the Kingdom of Sweden, consistently applied and (but only in relation to the definitions of "Capitalised Lease Obligation", "Consolidated Cash Flow", "Consolidated Interest Coverage Ratio", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Operating Income", "Consolidated Tangible Assets" and "Tangible Assets" and not for any other purpose of this Agreement) as in effect on 1 October 1997;

         "TANGIBLE ASSETS"
         of any person means, at any date, the gross book value as shown by the accounting books and records of such person of all its property both real and personal, less (without duplication):-

         (A) the net book value of all its licences, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organisational expenses and other like intangibles;

         (B)    unamortised Debt discount and expenses;

         (C) all reserves for depreciation, obsolescence, depletion and amortisation of its properties; and

         (D) all other proper reserves which in accordance with Swedish GAAP should be provided in connection with the business conducted by such person;

         "TAXES"
         includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly;

         "TERM"
         means, in relation to an Advance, the period for which such Advance is, or is to be, borrowed, as specified in the Drawdown Notice for such Advance;

         "TERMINATION DATE"
         means, subject to Clauses 3.8 and 11.4, the date falling sixty (60) months after the Execution Date;

         "TOTAL LOSS"
         in relation to a Ship or Linkspan means:-

         (A) actual, constructive, compromised or arranged total loss of such Ship or Linkspan; or

         (B)    the Compulsory Acquisition of such Ship or Linkspan; or

         (C) the condemnation, capture, seizure, arrest, detention or confiscation of such Ship or Linkspan (other than where the same amounts to the Compulsory Acquisition of such Ship or Linkspan) by any Government Entity, or by persons acting or purporting to act on behalf of any Government Entity, unless the Ship or Linkspan be released and restored to the relevant Shipowner, Stena Charterer or other charterer from such hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation within one hundred and eighty (180) days after the occurrence thereof;

         "TRANSFER CERTIFICATE"
         means a transfer certificate for the purposes of Clause 24.3 substantially in the form set out in Schedule 9 (or in such other form as the Banks may approve or require);

         "TRANSFEREE BANK" and "TRANSFEROR BANK"
         shall have the meaning ascribed to those expressions in Clause 24.3;

         "TRANSFERRED SHIP"
         means a ship which was a Mortgaged Ship but the ownership or possession of which has been transferred to a person which is not a Subsidiary of Stena AB on Credit Terms so that either:-

         (A) such person has obtained title thereto on terms that all or part of the purchase price of the Ship is payable after the date such person acquired title thereto; or

         (B) such person will or may obtain title thereto under a hire purchase or conditional sale agreement by payment of hire payable in respect of the Ship and either by virtue of the exercise of an option, or an obligation, to purchase such Ship at the end of the hire period upon payment of a nominal sum or final obligatory rental payment or a sum referrable to the written down value or unamortised capital cost of the Ship provided that a Ship shall cease to be a Transferred Ship for the purposes of this Agreement if the Ship, having been sold by the relevant Shipowner on hire purchase or conditional sale terms is repossessed by the Shipowner following a default by the purchaser under the relevant Sale Agreement or by agreement between the Shipowner and the purchaser and is not required to be sold by the Shipowner pursuant to its agreement with the relevant purchaser and the Ship shall thereupon be treated as a Mortgaged Ship for all purposes of this Agreement;

         "UNRESTRICTED SUBSIDIARY"
         means:-

         (A)    Stena Fastigheter;

         (B)    Stena Realty BV;

         (C) any Subsidiary of Stena AB which Stena AB by resolution of its Board of Directors shall classify as an Unrestricted Subsidiary and, for this purpose, a Subsidiary of Stena AB may only be classified as an Unrestricted Subsidiary if, immediately after giving effect to such classification:-

                (i) there would be no Default or Event of Default under and as defined in the Indentures (or any applicable Successor Financing);

                (ii) such Subsidiary would have no Debt other than Non-Recourse Debt, as certified in an Opinion of Counsel delivered to the relevant trustee under each Indenture or any Successor Financing;

                (iii) Stena AB would be able to Incur at least $1.00 of Debt pursuant to Clause 14.8;

                (iv) such Subsidiary has no assets which are essential to the operations of Stena AB and its Subsidiaries, taken as a whole; and

                (v) neither Stena AB nor any of its Subsidiaries has any obligation:-

                       (a) to subscribe for additional shares of Capital Stock or other equity interests of such Subsidiary; or

                       (b) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results;

                Provided however that:-

                (x) any Subsidiary of Stena AB may not be reclassified more than once in any thirteen (13) month period;

                (y) an Unrestricted Subsidiary may only be reclassified as a Subsidiary of Stena AB if immediately after giving effect to such reclassification, there would be no Default or Event of Default as defined in the Indentures (or any applicable Successor Financing); and

                (z) any such classification or reclassification shall be evidenced by, and shall become effective upon, the filing with each relevant trustee under the Indentures (or any Successor Financing) of the resolution of the Board of Directors of Stena AB giving effect to such designation, an Officer's Certificate certifying that such designation complies with the applicable conditions set forth above and, if applicable, the Opinion of Counsel required under paragraph (C)(ii) above, in each case in form and substance as satisfactory to such trustee;

         (D)    any Subsidiary of an Unrestricted Subsidiary;

         "VALUE ADDED TAX"
         means value added tax as provided for in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any body or agency thereof and which has legal effect in the United Kingdom and any similar tax replacing or introduced in addition to any of the same and any penalties and interest in relation thereto and any similar tax in any other territory;

         "VAT INVOICE"
         has the meaning given in section 6(15) of the Value Added Tax Act 1994 or in any similar provision of the Value Added Tax legislation of another territory;

         "VESSEL CONSTRUCTION CONTRACT"
         means any contract for the construction (or construction and acquisition) or conversion of a Vessel or Vessels entered into by Stena AB or any Subsidiary of Stena AB;

         "VESSELS"
         means the shipping vessels whose primary purpose is the maritime transportation of cargo and/or passengers or which are otherwise engaged or used in any business activities of Stena AB and its Subsidiaries permitted under Clause 14.12 (including, without limitation, semi-submersible and other drilling rigs and drillships) and which are owned by and registered (or to be owned by and registered) in the name of Stena AB or any of its Subsidiaries or operated by Stena AB or any of its Subsidiaries pursuant to a lease or other operating agreement constituting a Capitalised Lease Obligation, in each case together with all related equipment and any additions or improvements;

         "VOTING STOCK"
         of any person means Capital Stock of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency; and

         "WHOLLY OWNED SUBSIDIARY"
         of any person means a Subsidiary of such person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such person or by one or more Wholly Owned Subsidiaries of such person or by such person and one or more Wholly Owned Subsidiaries of such person.

1.3      INSURANCE TERMS

         In Clause 15:-

         (A) "EXCESS RISKS" means the proportion (if any) of claims for general average, salvage and salvage charges and under the ordinary collision clause not recoverable in consequence of the value at which a Ship is assessed for the purpose of such claims exceeding her insured value;

         (B) "THE IGA" means the International Group of Protection and Indemnity Associations and includes any successor association or replacement body of such associations;

         (C)    "PROTECTION AND INDEMNITY RISKS" means:-

                (i) the usual risks (including oil pollution) covered by a United Kingdom protection and indemnity association or a protection and indemnity association which is managed in London, Norway or Sweden or is a member of the IGA (including, without limitation, the maximum proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation therein of Clause 1 of the Institute Time Clauses (Hulls) (1/11/95) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision); or

                (ii) (if placed on Norwegian terms) means protection and indemnity risks as defined in the Norwegian Marine Insurance Plan of 1996 as amended; and

         (D) "WAR RISKS" includes those risks covered by the standard form of English marine policy with Institute War and Strikes Clauses (Time) (1/10/83) attached or similar cover which may be insured by entry with such association or (if placed on

                  Norwegian terms) means the war risks described in the Norwegian Marine Insurance Plan of 1996 as amended or (if placed on Swedish terms) means the Swedish War Insurance Conditions for Ships 1992/01/01;

1.4      ACCOUNTING TERMS

         All accounting terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with Swedish GAAP where used in relation to the Stena AB Group and Dutch GAAP where used in relation to the Stena International Group (whether or not such is indicated in this Agreement).

1.5      HEADINGS

         Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.6      CONSTRUCTION OF CERTAIN TERMS

         In any Security Document unless the context otherwise requires:-

         (A) references to Clauses and Schedules are to be construed as references to Clauses of, and Schedules to, such Security Document and references to such Security Document include its Schedules;

         (B) references to (or to any specified provision of) any Security Document or any other document shall be construed as references to such Security Document, that provision or that document as in force for the time being and as novated and/or as amended in accordance with terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of any Security Document or the relevant document, required to be obtained as a condition to such amendment) with the consent of the Agent;

         (C) references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

         (D) words importing the plural shall include the singular and vice versa;

         (E)    references to a time of day are to London time;

         (F) references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

         (G) references to any person includes such person's assignees and successors in title; and

         (H) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

1.7      CONSENTS AND APPROVALS

         (A) Where any matter requires the approval or consent of the Agent and/or the Security Agent and/or the Banks and/or any Issuing Bank and/or the Standby

                Lender, such approval or consent shall not be deemed to have been given unless given in writing.

         (B) Unless the context otherwise expressly states to the contrary, where in any Security Document any party is required or requested to consent or agree to, authorise or approve, either with or without conditions, or give an opinion or express satisfaction or certify, make payments, determinations or determine requirements in any such case at its discretion, then it is hereby agreed that such consent, agreement, authorisation, approval, conditions, opinion, expression of satisfaction, certification, determination, payment or requirement shall not (when taking into account all the circumstances) be unreasonably withheld, imposed, given or determined. Where in any Security Document the Agent, the Co-Arrangers, the Security Agent, any Issuing Bank, the Standby Lender or any of the Banks is required to give any notice, document or other information or to do any act or thing (unless the context otherwise expressly states to the contrary) such notice, document or other information shall be given and such act or thing shall be done as soon as is reasonably practicable.

1.8      CONFLICT WITH FACILITY AGREEMENT

         In the event of any conflict between the provisions of this Agreement and any other of the Security Documents, the provisions of this Agreement shall prevail.

1.9      MAJORITY BANKS

         Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but so that the Borrower shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.10     TRANSFER AND SUCCESSION

         In this Agreement all references to the Agent, the Security Agent, the Banks, the Issuing Banks, the Standby Lender and/or the Co-Arrangers shall in each case include:-

         (A) any successor in title to or assignee or transferee of all or any portion of that respective party's rights, title and interest in, to and under this Agreement including any Transferee to whom all or part of such person's rights and obligations hereunder are transferred; and

         (B) any other person whomsoever in whose favour all or any portion of such rights, title and interest are transferred including any person who becomes a party to this Agreement by way of a novation hereof and the expressions "Bank", "Standby Lender" and "Issuing Bank" (as the case may be) shall include any such person aforesaid notwithstanding that such person may have made no advance to the Borrower hereunder and notwithstanding also that the indebtedness of the Borrower to such person may be operation of law or otherwise constitute, or be deemed to constitute, an indebtedness separate and distinct from the indebtedness arising on the date of drawing of the Commitment or the Standby Commitment or the issue of a Bank Guarantee in respect of which the assignment or other transfer of rights, title and interest is made.

2        THE COMMITMENTS

2.1      AGREEMENT TO LEND AND TO ISSUE BANK GUARANTEES

         Upon and subject to the terms and conditions of this Agreement and in reliance on the representations and warranties in Clause 13:-

         (A) the Existing Guarantee Provider agrees to maintain the Existing Bank Guarantees for the account of the Borrower;

         (B) the New Guarantee Provider agrees to issue Bank Guarantees to Beneficiaries for the account of the Borrower;

         (C) each Bank agrees to reimburse the relevant Issuing Bank for its Percentage for each Bank Guarantee of all payments made by such Issuing Bank to the Beneficiary under any such Bank Guarantee;

         (D) the Banks agree to lend Advances to the Borrower and the obligation of each Bank under this Agreement shall be to contribute its Percentage of each Advance; and

         (E)    the Standby Lender agrees to make available the Standby
                Facility.

2.2      OBLIGATIONS SEVERAL

         The obligations of each Bank, the Standby Lender and the Issuing Banks under this Agreement are several; the failure of any Bank or the Standby Lender or any Issuing Bank to perform such obligations shall not relieve any other of the Banks, the Standby Lender, the Co-Arrangers, the Issuing Banks, the Agent, the Security Agent or the Borrower (as the case may be) of any of their respective obligations or liabilities under this Agreement nor shall any other of the Banks, the Standby Lender, the Co-Arrangers, the Issuing Banks, the Agent or the Security Agent be responsible for the obligations of any Bank or the Standby Lender or any Issuing Bank (except for its own obligations, if any, as a Bank or as the Standby Lender or as an Issuing Bank). Provided that, in the event of the failure of any Bank or the Standby Lender or any Issuing Bank (the "DEFAULTING BANK") to perform its obligations under this Agreement:-

         (A) the Agent shall consult with the Borrower and the others of the Banks, the Standby Lender and the Issuing Banks (as the case may be) with a view to taking steps to mitigate the effects of such default including the procuring of another bank to assume the obligations of the defaulting Bank; and

         (B) the defaulting Bank shall indemnify the Borrower against any losses, costs and expenses which the Borrower may sustain or incur as a result of such failure.

2.3      INTERESTS SEVERAL

         Notwithstanding any other term of this Agreement (but without prejudice to Clause 25.4 (I) or the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Co-Arrangers, the Issuing Banks, the Agent, the Security Agent, the Banks and the Standby Lender are several and the amount due to the Co-Arrangers, each Issuing Bank, the Agent, the Security Agent, each Bank and the Standby Lender (each for its own account) is a separate and independent debt. The Co-Arrangers, the Issuing Banks, the Agent, the Security Agent, any Bank and the Standby Lender shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for the Co-Arrangers, any Issuing Bank, the Agent, the Security Agent, any Bank or the Standby Lender (as the case may be) to be joined as an additional party in any proceedings for this purpose.

3        ADVANCES

3.1      DRAWDOWN

         Subject to the terms and conditions of this Agreement, an Advance may be made to the Borrower following receipt by the Agent from the Borrower of a Drawdown Notice not later than 10.00 a.m. on the third Banking Day before the date on which the Advance is intended to be made which shall be a Banking Day falling within the Availability Period. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in Clause 8.5(A), be irrevocable. No Drawdown Notice may be given in respect of an amount which is the subject of a notice of cancellation under Clause 9.

3.2      AMOUNT

         Each Advance shall be a minimum of $10,000,000 but no more than the balance of the Available Commitments or such other amount (not exceeding the Available Commitments) as the Banks may agree but no Advance may be drawn down on any day of an amount exceeding the Available Commitments on such day, taking into account for this purpose any Advance to be repaid on such day, any other Advance which is to be made which is the subject of a current Drawdown Notice and any Bank Guarantee which is to be issued or extended on such day which is the subject of a current Bank Guarantee Request.

3.3      TERM

         Subject to Clause 3.6, Advances may be borrowed only for a Term of one
         (1), two (2), three (3) or six (6) months or such other periods up to twelve (12) months as the Agent may agree or such other periods exceeding twelve (12) months as the Banks may agree, in each case ending on or before the Termination Date.

3.4      AVAILABILITY

         Upon receipt of a Drawdown Notice complying with the terms of this Agreement the Agent shall notify each Bank thereof and of the date on which the Advance is to be made and, subject to the provisions of Clause 18, on such date each of the Banks shall make available to the Agent its portion of such Advance for payment by the Agent in accordance with Clause 11.2. Except with the Banks' consent, no Advances shall be

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         made to the Borrower under this Agreement after the date falling one
         (1) month before the Termination Date.

3.5      THE TERMINATION DATE

         Without prejudice to any other provisions of this Agreement, the Commitments shall in any event be reduced to zero on the Termination Date and no Advances shall be made to the Borrower or Bank Guarantees issued or extended under this Agreement thereafter.

3.6      NUMBER OF ADVANCES

         Notwithstanding the provisions of Clauses 3.2 and 3.3, Advances may be drawn only so that the number of separate Advances outstanding at any time does not exceed fifteen (15) or such other number as may be agreed by all the Banks or so that on the Maturity Date in respect of the next Advance to be repaid the number of Advances outstanding (excluding those repayable on such Maturity Date) will not exceed fifteen (15) or such other number as may be agreed by all the Banks. No more than twelve (12) Terms of one month (or, if agreed by the Banks, any shorter period) may be selected by the Borrower in respect of Advances during any calendar year.

3.7      APPLICATION OF PROCEEDS

         Without prejudice to the Borrower's obligations under Clause 14.19, none of the Banks, the Issuing Banks, the Co-Arrangers or the Agent shall have any responsibility for the application of proceeds of any Advance by the Borrower.

3.8      EXTENSION OF TERMINATION DATE

         The Termination Date may be extended by up to twenty four (24) months in accordance with the following provisions:-

         (A) on the third anniversary of the Execution Date (subject always to Clause 11.4), the Borrower may request that the Termination Date be extended by twelve (12) months so that, if the Banks and the Standby Lender at that time unanimously agree to such request (which agreement they shall be at full liberty to withhold), the Termination Date shall be extended until the date falling seventy two (72) months after the Execution Date (subject to further adjustment under Clause 11.4); and

         (B) on the fourth anniversary of the Execution Date (subject always to Clause 11.4), the Borrower may request that the Termination Date be extended by twelve (12) months so that, if the Banks and the Standby Lender at that time unanimously agree to such request (which agreement they shall be at full liberty to withhold), the Termination Date shall be extended until the date falling seventy two (72) months after the Execution Date or, if the Termination Date has already been extended pursuant to paragraph (A) above, the date falling eighty four (84) months after the Execution Date (subject always to further adjustment under Clause 11.4).

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4        ISSUE OF BANK GUARANTEES

4.1      AGREEMENT TO ISSUE BANK GUARANTEES

         Subject to the terms and conditions of this Agreement, the New Guarantee Provider shall issue to a Beneficiary, or (pursuant to Clause 5.2) extend the Expiry Date of, a Bank Guarantee if:-

         (A) the Agent has received a Bank Guarantee Request in respect of the issue of that Bank Guarantee or the extension of its Expiry Date, together with a final draft of the form in which the Borrower wishes such Bank Guarantee to be issued, from the Borrower not later than fifteen (15) days prior to the date on which such Bank Guarantee is intended to be issued or the Expiry Date which is intended to be extended;

         (B) the date on which such Bank Guarantee is intended to be issued, or the date on which its Expiry Date is intended to be extended, is a Banking Day at least thirty (30) days prior to the Termination Date and the date to which the Expiry Date of a Bank Guarantee is to be issued or extended is a date not later than thirty (30) days prior to the Termination Date;

         (C) the conditions specified in Clause 18.4 have been satisfied or waived;

         (D)    the proposed Bank Guarantee is an Acceptable Bank Guarantee;

         (E) no more than nine (9) other Bank Guarantees have been issued or extended by the New Guarantee Provider during the calendar year during which such Bank Guarantee is to be issued or extended; and

         (F) the Outstanding Guarantee Amount of such Bank Guarantee will not be such as would result in the aggregate Outstandings of the Banks as at the date of issue or as at the Expiry Date of such Bank Guarantee or as at the date to which it is intended to be extended being greater than the amount of the Commitments.

         A Bank Guarantee Request shall be effective on actual receipt by the Agent and the Bank Guarantee referred to therein shall be issued or extended by the New Guarantee Provider in accordance with the terms of such Bank Guarantee Request without the requirement for any further request or instruction from the Borrower unless, at the time the Bank Guarantee Request is given, the Borrower stipulates that the Bank Guarantee referred to therein shall only be issued or extended upon the Borrower's further written request in which case such Bank Guarantees shall not be issued or extended unless and until such further written request is received.

4.2      NOTIFICATION TO BANKS

         Upon receipt of a Bank Guarantee Request complying with the terms of this Agreement, the Agent shall notify the New Guarantee Provider and each Bank thereof and of the content of the Bank Guarantee which is, and the date on which it is, to be issued.

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4.3      CURRENCIES OF BANK GUARANTEES

         The New Guarantee Provider shall not issue a Bank Guarantee in a currency other than Dollars if to do so would cause the number of currencies other than Dollars in which Bank Guarantees are outstanding to exceed five (5).

4.4      EXCESS AMOUNTS

         The Agent shall monitor the Outstanding Guarantee Amounts not less than monthly. If at any time and from time to time by reason of fluctuations in the currency conversion rates or interest rates the Agent reasonably considers that the aggregate of all Outstanding Guarantee Amounts of Bank Guarantees then in issue and the other Outstandings as at the date of determination exceed the Commitments, the Agent shall notify the Borrower and require the Borrower to pay an amount equal to the excess certified by the Agent to the Cash Collateral Account and/or prepay the Outstandings by an amount equal to the excess within two (2) Banking Days of the Agent's notice whereupon the Borrower shall be liable to make such payment within such period. The Borrower shall be entitled to the release of amounts paid to the Cash Collateral Account under this Clause from time to time provided no Event of Default has occurred and is continuing to the extent that the Commitments as reduced or suspended pursuant to Clause 9.4 and/or any other relevant provisions of this Agreement at the time of the Borrower's request then exceed the Outstandings expressed in Dollars. In determining the Outstanding Guarantee Amounts for the purposes of this Clause the Agent shall in relation to interest by reference to which each Issuing Bank's liability under the outstanding Bank Guarantees may be calculated take into account only such amounts as have accrued to form part of such Issuing Bank's liability under the relevant Bank Guarantees at the time the Agent's determination is made.

5        REDUCTION AND EXTENSION OF BANK GUARANTEES

5.1      REDUCTION OF OUTSTANDING GUARANTEE AMOUNT

         The Outstanding Guarantee Amount of a Bank Guarantee shall not be treated as reduced for the purposes of this Agreement unless (i) the relevant Issuing Bank has received a written confirmation from the Beneficiary of the amount of such reduction or (ii) the relevant Issuing Bank has notified the Agent in writing that (notwithstanding the absence of written confirmation from the Beneficiary) it is satisfied that its liability under such Bank Guarantee has been irrevocably reduced or (iii) a payment has been made by the relevant Issuing Bank under such Bank Guarantee. The relevant Issuing Bank shall in each case promptly notify the Agent (which shall notify the Banks and the Borrower) of the amount and date of such reduction. Upon such notification the liability of each Bank with respect to such Bank Guarantee shall (but without prejudice to such Bank's obligations under Clause 6.2) be reduced by an amount equal to its Percentage of such reduction.

5.2      REQUEST FOR EXTENSION OF EXPIRY DATE

         If the New Guarantee Provider and the Agent shall be requested by the Borrower to extend the Expiry Date of a Bank Guarantee, the Agent shall advise the Banks of such request, specifying the date to which it is proposed the Bank Guarantee be extended. The New Guarantee Provider shall not extend the Expiry Date of a Bank Guarantee otherwise than in accordance with Clause 4.1. The Expiry Date of an Existing Bank Guarantee may not be extended under this Agreement.

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5.3      RELEASE OF BANK GUARANTEES

         On or before the end of the Availability Period the Borrower shall procure that each Issuing Bank is fully discharged and released from all of its obligations under all of the Bank Guarantees issued by it and failure to do so shall constitute an Event of Default.

6        PAYMENTS UNDER BANK GUARANTEES

6.1      PAYMENTS TO CONSTITUTE LOANS

         Any payment by an Issuing Bank to the Beneficiary under a Bank Guarantee shall constitute a loan from that Issuing Bank to the Borrower. Such loan shall be:-

         (A) of an amount equal to the amount of such payment (less any amount paid to such Issuing Bank by the Agent and debited to the Cash Collateral Account pursuant to Clause 23.3) and in the case of a payment made in a currency other than Dollars shall be deemed to be in an amount equal to the amount in Dollars yielded by the Agent purchasing such amount of the relevant foreign currency with Dollars at the Agent's spot rate of exchange at
                11.00 a.m. two (2) Banking Days before the date on which the payment in foreign currency is made;

         (B)    treated as made at the time of payment to the Beneficiary;

         (C)    due and payable by the Borrower at the time it is made; and

         (D) reduced by the amount of each payment made by a Bank to the Agent for account of such Issuing Bank pursuant to Clause 6.2(A).

6.2      BANKS' OBLIGATIONS TO REIMBURSE

         If an Issuing Bank makes payment to the Beneficiary under a Bank Guarantee such Issuing Bank shall forthwith give notice to the Agent and the Banks and each Bank shall, on demand by the Agent, pay to the Agent for account of such Issuing Bank an amount equal to the aggregate of:-

         (A) such Bank's Percentage of the amount of any loan constituted pursuant to Clause 6.1, as reduced by the amount of any repayment made by the Borrower prior to the date of such demand (but for the purpose of calculating the amount of such loan any amount paid by the Agent and debited to the Cash Collateral Account pursuant to Clause 23.3 shall, if such amount was paid to the Cash Collateral Account pursuant to Clause 9.12 or Clause 21.1, be deemed not to have been paid); and

         (B) such Issuing Bank's cost of funding the amount payable by such Bank pursuant to Clause 6.2(A) from the date of payment by such Issuing Bank to the Beneficiary to the date of payment of such amount to the Agent by such Bank.

         The relevant Issuing Bank shall (without prejudice to the obligation of the Banks to pay such amount) provide reasonable detail as to the basis on which it has determined its said cost of funding.

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6.3      BORROWER'S OBLIGATION TO REIMBURSE

         Any payment by a Bank to the Agent pursuant to Clause 6.2 shall constitute a loan from the Bank to the Borrower. Such loan shall be:-

         (A)    of an amount equal to the amount of such payment;

         (B)    treated as made at the time of payment to the Agent; and

         (C)    due and payable at the time it is made.

         If and to the extent that at that time the Borrower would (if it had given a Drawdown Notice and if the Banks had agreed to make an Advance of that amount) be entitled under the other provisions of this Agreement to borrow an Advance not exceeding the amount of such payments to the Banks (other than any Bank whose Commitment has been reduced pursuant to Clauses 9.12 or 21.1), the aggregate of such loans by such Banks shall to such extent be deemed for the purposes of this Agreement to be an Advance of that amount with a Term of the minimum period for which the Borrower would at that time be entitled to borrow an Advance under Clause 3.3 and any balance of such loan shall be deemed payable at the time it is made. Where the Commitment of a Bank has been reduced pursuant to Clauses 9.12 or 21.1, any such loan made by that Bank under this Clause 6.3 will be due and payable at the time it is made.

6.4      BANKS' ENTITLEMENTS

         Upon payment by a Bank of the full amount due from such Bank under Clause 6.2, such Bank shall be entitled to receive its Percentage of all interest payable by the Borrower under Clause 8.2 in respect of the relevant payment by the relevant Issuing Bank to the Beneficiary.

6.5      ISSUING BANK'S ENTITLEMENT

         The relevant Issuing Bank shall be entitled to pay immediately any amount for which a demand or request has been made at any time under any Bank Guarantee issued by it without any reference to or further authority from the Borrower or any Bank and shall not be under any duty to investigate or enquire whether any claim or demand on that Issuing Bank under a Bank Guarantee shall have been properly made notwithstanding that the Borrower or any Bank may dispute the validity of such claim or demand. The liabilities of the Borrower and the Banks under this Clause 6.5 shall be in no way prejudiced, affected or diminished by the fact that the relevant Issuing Bank was or might have been justified in refusing payment of any amount claimed or demanded under a Bank Guarantee.

6.6      FAILURE OF A BANK TO PAY

         If any Bank fails to make any payment to the Agent for account of the relevant Issuing Bank when due pursuant to Clause 6.2, then until such Bank's failure has been remedied in full such Issuing Bank shall be entitled to (i) the benefit of all security then existing or thereafter created to secure the obligations of the Borrower under this Agreement to which such Bank would have been entitled had it made such payment and (ii) such Bank's rights to fees and commissions in respect of the Bank Guarantee in respect of which it has failed to perform its obligations and, for the purpose of determining the Majority Banks, the relevant Issuing Bank shall be treated as a Bank having Outstandings equal to the

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

         Outstandings of the Bank which has failed to make such payment. The rights conferred upon each Issuing Bank by this Clause 6.6 shall be in addition and without prejudice to its rights against such Bank under this Clause 6.

7        THE STANDBY FACILITY

7.1      AVAILABILITY

         Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties contained in Clause 13, the Standby Commitment will be available to the Borrower at any time during the Standby Availability Period.

7.2      DRAWINGS

         Drawings against the Standby Commitment may be made available to the Borrower by written instructions from the Borrower to the Standby Lender to make payments or remittances on behalf of the Borrower. Each drawing when aggregated with previous drawings then outstanding shall not exceed the balance of the Available Standby Commitment. Drawings may be made on a call basis or for a fixed term of one, three or six months or such other period (but not, unless the Standby Lender otherwise agrees, in any case longer than twelve (12) months) as the Borrower may request and the Standby Lender agree in its discretion in each case ending on or before the Termination Date. The minimum amount which may be drawn for any fixed period is $500,000 (unless the Standby Lender shall consent to a lesser or other amount).

         In the case of a request to draw an amount otherwise than on a call basis a notice of drawdown shall be given to the Standby Lender in mutatis mutandis the same form as Schedule 6 and such notice shall be given not later than 10.00 a.m. on the second Banking Day before the proposed drawing.

7.3      APPLICATION OF PROCEEDS

         Without prejudice to the Borrower's obligations to use the Standby Facility exclusively for the purposes specified in Clause 1.1 the Standby Lender shall have no responsibility for the application by the Borrower of the proceeds of drawings representing Standby Outstandings.

7.4      INTEREST

         (A)    CALL BASIS

                The Borrower shall pay interest on the cleared daily balance of the amount of Standby Outstandings in relation to which interest is to be calculated on a call basis at the rate per annum determined by the Standby Lender to be the aggregate of (i) the Margin and (ii) the applicable Standby Rate. Such interest shall be payable quarterly in arrears on 31 March, 30 June, 30 September and 31 December in each year and on the Termination Date.

         (B)    TERM BORROWINGS

                The Borrower shall pay interest on any each amount borrowed under the Standby Facility for which interest is to be calculated for a fixed period at the rate per annum determined by the Standby Lender to be the aggregate of (i) the Margin

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

                and (ii) the applicable Standby Rate, such interest to be payable (a) at the end of such period and/or (b) if the period exceeds six (6) months, on each date falling at six (6) monthly intervals within such period and (c) on the date the amount borrowed is repaid.

7.5      DEFAULT INTEREST

         If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this Clause 7.5) in relation to the Standby Facility on its due date for payment under this Agreement, the Borrower shall pay interest on such sum on demand from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Standby Lender pursuant to this Clause 7.5 as follows:-

         (A) In the case of amounts borrowed on a call basis the rate of interest shall be the Standby Lender's current standard default rate and such interest shall be payable on demand.

         (B) In the case of amounts borrowed for a fixed term the period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three
                (3) months as selected by the Standby Lender each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Standby Lender) of (i) two per cent (2%) per annum, and (ii) the Standby Rate for such period. Default interest shall be due and payable on the last day of each such period as determined by the Standby Lender pursuant to this Clause 7.5 or, if earlier, on the date on which the sum in respect of which such default interest is accruing shall actually be paid. If, for the reasons specified in Clause 8.5(A), the Standby Lender is unable to determine a rate in accordance with the foregoing provisions of this Clause 7.5, interest on any sum not paid on its due date for payment shall be calculated at a rate determined by the Standby Lender to be two per cent (2%) per annum above the cost of funds to the Standby Lender.

7.6      NOTIFICATION OF INTEREST RATE

         The Standby Lender shall notify the Borrower promptly of each rate of interest determined by it in relation to borrowings in relation to which interest is to be calculated by reference to a fixed term.

7.7      MARKET DISRUPTION; NON-AVAILABILITY

         (A) If and whenever, at any time prior to the making of a drawing under the Standby Facility:-

                (i) the Standby Lender shall have determined (which determination shall, in the absence of manifest error, be conclusive) that adequate and fair means do not exist for ascertaining the applicable Standby Rate during the term of such drawing; or

                (ii) the Standby Lender certifies that deposits in Dollars are not available to it in the London Interbank Market in the ordinary course of business in an amount sufficient to fund such drawing,

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

                the Standby Lender shall forthwith give notice (a "STANDBY FACILITY DETERMINATION NOTICE") thereof to the Borrower and the Agent and such drawing shall not be made. The Standby Facility Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.

         (B) After the giving of any the Standby Facility Determination Notice no further amounts may be borrowed under the Standby Facility until notice to the contrary is given to the Borrower by the Standby Lender.

         (C) During the period of twenty (20) days following the giving of any Standby Facility Determination Notice, the Borrower and the Standby Lender shall negotiate in good faith in order to arrive at a mutually acceptable substitute basis for the Standby Lender to continue to make the Standby Facility available and, if within such twenty (20) day period the Borrower and the Standby shall agree in writing upon such an alternative basis (the "STANDBY FACILITY SUBSTITUTE BASIS"), the Standby Facility Substitute Basis shall be retroactive to and effective from the first day of the relevant interest period.

         (D) If the Borrower and the Standby Lender fail to agree on a Standby Facility Substitute Basis within such twenty (20) day period, the Borrower shall pay interest to the Standby Lender on the principal amount drawn under the Standby Facility at the rate certified by the Standby Lender as being a reasonable interest rate reflecting the cost to it of funding the Standby Outstandings during the period from the date of the relevant Standby Facility Determination Notice, plus the Margin and such rate plus the Margin shall be the Standby Facility Substitute Basis.

         (E) So long as any Standby Facility Substitute Basis is in force, the Standby Lender shall from time to time (but at least monthly) review whether or not the circumstances are such that such Standby Facility Substitute Basis is no longer necessary and, if the Standby Lender so determines, it shall notify the Borrower that the Standby Facility Substitute Basis shall cease to be effective from such date as the Standby Lender shall reasonably specify.

7.8      REPAYMENT

         The Borrower shall repay any Standby Outstandings on the last day of the Standby Availability Period and shall repay each amount drawn for a fixed period on the last day of such period.

7.9      SCHEDULED CANCELLATION OF STANDBY COMMITMENT

         Without prejudice to any other provisions of this Agreement, the Standby Commitment shall in any event be reduced to zero on the Termination Date and no drawings shall be made by the Borrower thereafter.

7.10     VOLUNTARY CANCELLATION OF STANDBY COMMITMENT

         The Borrower may at any time during the Standby Availability Period by notice to the Standby Lender (effective only on actual receipt) (with copy to the Agent) cancel with effect from a date not less than thirty
         (30) days after the receipt by the Standby Lender of such notice the whole or any part (being $500,000 or any larger sum which is an integral multiple of $100,000 but not more than the Available Standby Commitment as at such date) of the total of the Available Standby Commitment as at such date. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Standby Commitment shall be reduced accordingly and the Borrower shall on the date designated in its notice for such cancellation pay to the Standby Lender all Standby Outstandings exceeding the amount of the Standby Commitment as reduced by such cancellation.

7.11     VOLUNTARY REPAYMENT

         The Borrower may repay the Standby Outstandings in whole or in part on any Banking Day but if in part in relation to an amount borrowed for a fixed term the payment shall be an amount of $500,000 or an integral multiple thereof (unless the Standby Lender shall consent to the repayment of a lesser or other amount).

7.12     AMOUNTS PAYABLE ON REPAYMENT OR PREPAYMENT

         Any repayment of all or part of the Standby Outstandings under this Agreement shall be made together with (i) accrued interest on the amount to be repaid or prepaid to the date of such repayment, (ii) any additional amount payable under Clauses 11.7 or 21.2, (iii) costs certified by the Standby Lender as necessary to compensate it for the cost of repaying fixed deposits borrowed to fund any amount in respect of the Standby Facility which is drawn for a fixed term and which is prepaid before the end of such fixed term and (iv) all other sums payable by the Borrower to the Standby Lender in its capacity as such under this Agreement including, without limitation, any amounts payable under Clause 10.4.

7.13     INTEREST ON CREDIT BALANCES

         For credit balances to the Standby Facility credit interest will be paid by the Standby Lender after specific agreement with the Borrower. Such credit interest will be computed in accordance with an interest rate and upon terms from time to applicable to accounts of this type with the Standby Lender. Accrued credit interest will be paid by the Standby Lender by crediting the account subject to the Standby Lender's obligation, if any, to make withholdings for Taxes so that the Borrower shall not be entitled to set off against any amount payable to the Standby Lender, the Banks, the Agent, the Security Agent, the Issuing Banks or the Co-Arrangers any amount due to the Borrower under this Clause 7.13.

8        INTEREST ON ADVANCES

8.1      NORMAL INTEREST RATE

         The Borrower shall pay interest on each Advance on its Maturity Date (or, in the case of an Advance having a Term of more than six (6) months, by instalments, the first six (6) months from the drawdown of such Advance and the subsequent instalments at intervals of six (6) months or, if shorter, the period from the date of the preceding instalment until the relevant Maturity Date) at the rate per annum determined by the Agent to be the aggregate of (i) the Margin and (ii) LIBOR

         Provided however that, in the case of any Advance which is borrowed for a Term of one month or less, the amount of interest payable in respect thereof shall be that amount which is the higher of:-

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         (A)    the amount of interest which would be payable thereon if
                calculated at the interest rate specified in the foregoing provisions of this Clause 8.1; and

         (B) the amount which is equal to the aggregate of (i) that amount of interest which would be payable thereon pursuant to the foregoing provisions of this Clause 8.1 if the Margin were zero and (ii) eight thousand three hundred and thirty three Dollars ($8,333).

8.2      DEFAULT INTEREST

         Except as provided in Clause 7.5 in relation to sums due in respect of the Standby Facility, if the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this Clause 8.2) on its due date for payment under any of the Security Documents, the Borrower shall pay interest on such sum on demand from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this Clause 8.2. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three (3) months as selected by the Agent (after consultation with the Banks) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (i) two point seven five per cent (2.75%) per annum and (ii) LIBOR for such period provided that if such unpaid sum is an amount of principal which became due and payable, by reason of a declaration by the Agent under Clause 19.2 or a prepayment pursuant to Clauses 9.4, 9.7, 9.8, 9.11 or 21.1 on a date other than a Maturity Date relating thereto, the first such period selected by the Agent shall be of a duration equal to the period between the due date of such principal sum and such Maturity Date and interest shall be payable on such principal sum during such period at a rate of two point seven five per cent (2.75%) above the rate of LIBOR applicable thereto immediately before it shall have become so due and payable. Default interest shall be due and payable on the last day of each such period as determined by the Agent pursuant to this Clause 8.2 or, if earlier, on the date on which the sum in respect of which such default interest is accruing shall actually be paid. If, for the reasons specified in Clause 8.5(A), the Agent is unable to determine a rate in accordance with the foregoing provisions of this Clause 8.2, each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be two point seven five per cent (2.75%) per annum above the cost of funds to such Bank. Each Bank shall (without prejudice to the obligation of the Borrower to pay such interest) provide reasonable detail as to the basis on which it has determined such cost of funds.

8.3      NOTIFICATION OF INTEREST RATE

         The Agent shall notify the Borrower promptly of each rate of interest determined by it under this Clause 8.

8.4      REFERENCE BANK QUOTATIONS

         If any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating LIBOR pursuant to the proviso contained in the definition of LIBOR the interest rate shall be determined, subject to Clause 8.5, on the basis of the quotations furnished by the remaining Reference Banks.

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8.5      MARKET DISRUPTION; NON-AVAILABILITY

         (A)    If and whenever, at any time prior to the making of an Advance:-

                (i) the Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive) that adequate and fair means do not exist for ascertaining LIBOR during the Term of that Advance;

                (ii) where applicable, none of the Reference Banks supplies the Agent with a quotation for the purpose of calculating LIBOR; or

                (iii) the Agent shall have received notification from Banks with Commitments aggregating not less than one-half of the total of the Commitments (or, if no Advance has been made, Commitments aggregating not less than one-half of the Commitments of all the Banks) that deposits in Dollars are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund their Contributions to such Advance or, where applicable, that the arithmetic mean of the quotations for LIBOR supplied by the Reference Banks does not accurately reflect the cost to such Banks of obtaining such deposits, the Agent shall forthwith give notice (a "DETERMINATION NOTICE") thereof to the Borrower and to each of the Banks and such Advance shall not be made. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.

         (B) After the giving of any Determination Notice no further Advances may be borrowed until notice to the contrary is given to the Borrower by the Agent.

         (C) During the period of twenty (20) days following the giving of any Determination Notice, the Borrower and the Agent in consultation with the Banks shall negotiate in good faith in order to arrive at a mutually acceptable substitute basis for each Bank to continue its Contribution to any further Advances and, if within such twenty (20) day period the Borrower and the Agent (in consultation as aforesaid) shall agree in writing upon such an alternative basis (the "SUBSTITUTE BASIS"), the Substitute Basis shall be retroactive to and effective from the first day of the relevant Term.

         (D) If the Borrower and the Agent (in consultation with the Banks) fail to agree on a Substitute Basis within such twenty (20) day period, the Borrower shall pay interest on the Advances to each Bank at the rate certified by each such Bank and notified through the Agent to the Borrower as being a reasonable interest rate reflecting the cost to such Bank of funding its Contribution to such Advances during the period from the date of the relevant Determination Notice, plus the Margin and such rate plus the Margin shall be the Substitute Basis.

         (E) So long as any Substitute Basis is in force, the Agent shall from time to time (but at least monthly) and in consultation with the Banks review whether or not the circumstances are such that such Substitute Basis is no longer necessary and, if the Agent so determines, it shall notify the Borrower and the Banks that the Substitute Basis shall cease to be effective from such date as the Agent shall reasonably specify.

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9        REPAYMENT, REDUCTION AND CANCELLATION

9.1      REPAYMENT OF ADVANCES

         The Borrower shall repay each Advance on its Maturity Date. If an Advance (the "NEW ADVANCE") is to be made on a day on which another Advance (the "MATURING ADVANCE") is due to be repaid then, subject to the terms of this Agreement, (i) the maturing Advance shall be deemed to have been repaid on its Maturity Date either in whole (if the new Advance is equal to or greater than the maturing Advance) or in part (if the new Advance is less than the maturing Advance) and (ii) to the extent that the maturing Advance is so deemed to have been repaid, the principal amount of the new Advance to be made on such date shall be deemed to have been credited to the account of the Borrower by the Agent on behalf of the Banks in accordance with the terms of this Agreement and the Banks shall only be obliged to make available to the Borrower pursuant to Clause 3 a principal amount equal to the amount by which the new Advance exceeds the maturing Advance. On the Termination Date, all outstanding Advances and other sums (if any) then owing under this Agreement shall in any event be repaid or paid in full.

9.2      SCHEDULED REDUCTION OF COMMITMENTS

         All of the Commitments shall be cancelled and reduced to zero on the Termination Date.

9.3      REDUCTION OF COMMITMENTS UPON EXTENSION OF THE TERMINATION DATE

         Without prejudice to any other provision of this Agreement, if the Termination Date is extended pursuant to Clause 3.8 the Commitments shall be reduced as follows:-

         (A) if the Termination Date is extended pursuant to Clause 3.8(A), the Commitments shall be reduced pro rata in accordance with the Banks' respective Percentages on the date falling sixty (60) months after the Execution Date by the aggregate amount of $100,000,000 or, if lower, by an amount in Dollars equal to 10/57ths of the then aggregate amount of the Commitments;

         (B) if the Termination Date is extended pursuant to Clause 3.8(B) without first having been extended pursuant to Clause 3.8(A), the Commitments shall be reduced pro rata in accordance with the Banks' respective Percentages on the date falling sixty (60) months after the Execution Date by the aggregate amount of $100,000,000 or, if lower, by an amount in Dollars equal to 10/57ths of the then aggregate amount of the Commitments; and

         (C) if the Termination Date is extended pursuant to Clause 3.8(B) after first having been extended pursuant to Clause 3.8(A), the Commitments shall be reduced pro rata on the date falling seventy two (72) months after the Execution Date by the aggregate amount of $100,000,000 or, if lower, by an amount in Dollars equal to 10/47ths of the then aggregate amount of the Commitments.

         If, upon any reduction of the Commitments pursuant to this Clause 9.3, the aggregate of the Outstandings at such time exceeds the Commitments as thereby reduced, the Borrower shall, on the date on which such reduction takes effect, prepay such amount of the outstanding Advances and/or procure the release and discharge by the Beneficiaries of such of the Bank Guarantees as will ensure that immediately thereafter the aggregate amount of the Outstandings will not exceed the Commitments as so reduced.

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9.4      REDUCTION OF COMMITMENTS ON TOTAL LOSS OR SALE OR BY RECEIPT OF
         INSTALMENTS

         (A)    TOTAL LOSS OR SALE OF MORTGAGED SHIPS

                If a Mortgaged Ship is sold or becomes a Total Loss, the Commitments shall, subject to Clause 9.4(E), be reduced on the Disposal Reduction Date for such Ship by the relevant Disposal Reduction Amount.

         (B)    TRANSFERRED SHIPS

                On each Disposal Reduction Date applicable to a Transferred Ship, the Commitments shall, subject to Clause 9.4(E), be reduced by the relevant Disposal Reduction Amount.

         (C)    SALE OF MORTGAGED PORTS AND/OR PORT OWNER

                If a Mortgaged Port or any part thereof is sold (other than any part of a Mortgaged Port which is sold for a consideration of less than $25,000 or the equivalent thereof in any other currency), or any of the shares in the capital of any Port Owner are sold, the aggregate amount of the Commitments shall, subject to Clause 9.4(E), be reduced on the Disposal Reduction Date relating thereto by the relevant Disposal Reduction Amount.

         (D)    PREPAYMENT UPON REDUCTION OF COMMITMENTS AND/OR STANDBY
                COMMITMENT

                If, upon reduction or suspension of the Commitments by any such Disposal Reduction Amount, the aggregate of the Outstandings at such time exceeds the Commitments as thereby reduced or after deduction of the amount to be suspended as the case may be, the Borrower shall on such Disposal Reduction Date prepay such amount of the outstanding Advances and/or procure the release and discharge by the Beneficiaries of such of the Bank Guarantees as will ensure that immediately thereafter the aggregate amount of the Outstandings will not exceed the Commitments as so reduced or after deduction of the amount to be suspended as the case may be. If after such reduction or after deduction of the amount to be suspended as the case may be the Commitments are reduced to zero, the Standby Commitment shall be reduced or suspended by the amount of the excess of the Disposal Reduction Amount over the amount of the Commitments prior to such reduction or the relevant suspension and the Borrower shall repay such part of the Standby Outstandings as is necessary to ensure that they do not exceed the Standby Commitment as so reduced or after deduction of the amount to be suspended as the case may be, together with any costs certified by the Standby Lender as necessary to compensate it for the cost or repaying fixed deposits borrowed to fund any amount in respect of the Standby Facility which is drawn for a fixed term and which is prepaid pursuant to this Clause 9.4(D) before the end of such fixed term.

         (E)    SUBSTITUTE SECURITY

                (i) Without prejudice to the Borrower's obligation to make any payment due under Clause 9.4(D) the Commitments shall be suspended for a period of up to twelve (12) months from the relevant Disposal Reduction Date in an amount equal to the relevant Disposal Reduction Amount. The Borrower shall on any one or more dates during such twelve (12) month period

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                       (each such date being a "SUBSTITUTE SECURITY PROVISION
                       DATE") provide the Security Agent with substitute security in accordance with the provisions of this paragraph such that, upon the Agent giving notice to the Borrower and the Banks that such security has been duly granted, the suspended amount of the Commitments (adjusted, if appropriate, in accordance with the provisions of this paragraph) shall cease to be suspended by an amount equal to two-thirds (2/3rds) of the value of such substitute security or such lesser amount as the Borrower requests, but so that the Commitments may not at any time exceed the amount of the Commitments as they would have stood but for the suspension of part thereof and taking into account reductions and cancellations by virtue of the other provisions of this Agreement.

                       For the purpose of this paragraph:-

                       (a) the value of any substitute security shall be the market value on the Substitute Security Provision Date of the asset subject to that Security Document minus, in the case of any substitute security provided under a Security Document which ranks behind a Prior Security Document, 115% of the amount of the Commitments under the SIBV $275m Facility Agreement (as defined therein) which cease to be suspended thereunder on that Substitute Security Provision Date by reason of the relevant Prior Security Document being granted over that asset on such date; and

                       (b) the suspended amount of the Commitments shall be reduced during the period of the suspension in proportion to the reduction of the Commitments (including the suspended portions) which takes effect by virtue of any reduction or partial cancellation in respect of the Commitments which takes effect during the period of the suspension by virtue of the other provisions of this Agreement.

                (ii) The Borrower's obligation to provide substitute security in relation to an amount of the Commitments suspended by virtue of this Clause 9.4(E) shall be deemed discharged if any member of the Stena AB Group provides security over a Vessel or Vessels (a "SUBSTITUTE VESSEL") owned by such member of the Stena AB Group and the following conditions in relation thereto are satisfied:-

                       (a) the relevant member of the Stena AB Group (except in the case of Stena Rederi AB and Stena Line Scandinavia) has executed a Shipowner's Guarantee in favour of the Security Agent;

                       (b) the relevant member of the Stena AB Group has executed in favour of the Security Agent a first priority Ship Mortgage and either a first priority Deed of Covenant or a first priority Insurance Assignment in respect of the Substitute Vessel in substantially the forms of Schedules 7 and 10 respectively to the Agreed Form Certificate

                              PROVIDED THAT, if the Commitments are suspended by virtue of this Clause 9.4(E) due to the sale or Total Loss of a Ship which

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                              at the time of such sale or Total Loss was subject
                              to a Prior Mortgage, and if the Borrower is required to provide substitute security under the SIBV $275m Facility Agreement to avoid a cancellation of part of the SIBV $275m Facility as a result thereof, then the relevant member of the Stena AB Group shall execute in favour of the Security Agent a second priority Ship Mortgage (ranking behind a Prior Mortgage only) and either a second priority Deed of Covenant or a second priority Insurance Assignment in respect of the Substitute Vessel in substantially the forms of Schedules 8 and 11 respectively to the Agreed Form Certificate;

                       (c) the Substitute Vessel is registered under the laws and flag of an Approved Flag State;

                       (d) the Agent shall have received the documents and evidence referred to in Clause 23.12(F) in relation to the Substitute Vessel.

                       If the Borrower provides substitute security in any other form such security shall be in such form and constituted in such manner as shall be in all respects satisfactory to the Majority Banks.

                (iii) To the extent that the Borrower does not grant or procure the grant of additional security as provided in this Clause 9.4(E) or cancel the whole or part of the suspended amount under paragraph (iv) of this Clause 9.4(E) within the period of twelve (12) months after the relevant Disposal Reduction Date, then the Commitments shall be treated as permanently reduced by the suspended amount or lesser amount in respect of which the Borrower has not granted or procured the grant of substitute security in accordance with the preceding provisions of this Clause 9.4(E).

                (iv) The Borrower may, during any period for which a part of the Commitments is suspended under this Clause 9.4(E), by notice to the Agent cancel with effect from a date not less than thirty (30) days after the receipt by the Agent of such notice in whole or part (being $1,000,000 or any larger sum) of the suspended amount. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each of the Banks shall be reduced proportionately.

                (v) Nothing in this Clause 9.4(E) shall affect the Borrower's obligation to procure that all amounts realised from the property pledged to the Security Agent as security under the Security Documents shall, after an Event of Default has occurred and is continuing, be applied in payment of the relevant Disposal Reduction Amounts and, following a declaration by the Agent under Clause 19.2, be applied in accordance with Clause 11.10.

                (vi) If the Borrower or any other member of the Stena AB Group creates a Lien over any asset on or after the Execution Date as security for payment of the SIBV $275m Facility (whether pursuant to Clause 5.3(E) of the SIBV $275m Facility Agreement or otherwise) the Borrower shall procure that, simultaneously with the creation of such Lien, a second

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                       priority Lien over that asset is granted in favour of the
                       Security Agent as security for payment of the Outstanding Indebtedness.

         (F)    DEFINED TERMS

                For the purposes of this Clause 9.4:-

                "DISPOSAL REDUCTION AMOUNT"
                means:-

                (x) in relation to a Mortgaged Ship which has become a Total Loss or is sold, an amount in Dollars which is the lesser of:-

                       (i)    (aa)    where the Ship has become a Total Loss,
                                      the Net Total Loss Proceeds of such Ship and (if relevant) its related Linkspans less, in the case of a Mortgaged Ship which is subject to a Ship Mortgage ranking with second priority, the Relevant
                                      Reduction/Prepayment Amount; or

                              (bb) where the Ship has been sold (otherwise than on Credit Terms) the Net Cash Sale Proceeds of such Ship and (if relevant) its related Linkspans less, in the case of a Mortgaged Ship which is subject to a Ship Mortgage ranking with second priority, the Relevant
                                      Reduction/Prepayment Amount; and

                       (ii) such amount (if any) as will, after reduction or suspension of the Commitments and the Standby Commitment pursuant to Clauses 9.4(A) or 9.4(E) and, if required by Clause 9.4(D), after any prepayment of Advances and/or amounts drawn under the Standby Facility and/or any release and discharge of Bank Guarantees pursuant to the Clause 9.4(D) on the Disposal Reduction Date for such Ship, result in the Security Value being not less than one hundred and fifty per cent (150%) of the aggregate of (a) the total of the Commitments and (b) the Standby Commitment (as so reduced or suspended);

                (y) in relation to a Transferred Ship, an amount in Dollars which is the lesser of:-

                       (i)    (aa)    if the Ship has become a Total Loss, the
                                      Net Total Loss Proceeds of such Ship and
                                      (if relevant) its related Linkspans less, in the case of a Transferred Ship which is subject to a Receivables Assignment ranking with second priority, the Relevant
                                      Reduction/Prepayment Amount; or

                              (bb) if the Ship is sold pursuant to a power conferred on the mortgagee or lessor thereof, or an obligation on the lessor thereof, following a default by the purchaser or lessee, the Net Cash Sale Proceeds of such Ship and (if relevant) its related Linkspans less, in the case of a Transferred Ship which is subject to a Receivables Assignment ranking with second priority, the Relevant
                                      Reduction/Prepayment

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                                      Amount; or

                              (cc) in any other case the amount of deferred payment instalments, rent or other deferred consideration received since the drawdown date of the first Advance or, as the case may be, the preceding Disposal Reduction Date by the member of the Stena AB Group which has disposed of the relevant Ship less, in the case of a Transferred Ship which is subject to a Receivables Assignment ranking with second priority, the Relevant
                                      Reduction/Prepayment Amount; or

                              (dd) if, following a default by the purchaser or lessee of the Ship under an agreement for the sale of the Ship on Credit Terms or the agreed early termination thereof the agreement is validly terminated, and the Ship is sold by the Shipowner following the default or agreed early termination the amount received by the Shipowner by way of damages for breach of the agreement (or any payment received by the Shipowner or Stena Charterers on the compromise of legal proceedings in respect of such breach) or compensation for early termination less, in the case of a Transferred Ship which is subject to a Receivables Assignment ranking with second priority, the Relevant
                                      Reduction/Prepayment Amount;

                       (ii) the amount referred to in paragraph (x)(ii) of this Clause 9.4(F) (as if the reference therein to Clause 9.4(A) were a reference to Clause 9.4(B)); and

                (z) in relation to any Mortgaged Port or part of a Mortgaged Port (other than any such part sold for a consideration of less than $25,000 or the equivalent thereof in any other currency) and/or any shares in the capital of a Port Owner which is or are sold, an amount in Dollars which is the lesser of:-

                       (i) the Net Cash Sale Proceeds thereof less, in the case of a Mortgaged Port which is subject to a Port Mortgage ranking with second priority, the Relevant Reduction/Prepayment Amount; and

                       (ii) the amount referred to in paragraph (x)(ii) of this Clause 9.4(F) (as if the reference therein to Clause 9.4(A) were a reference to Clause 9.4(C) and the reference therein to "such Ship" were a reference to "such Port").

                However, if the Security Value has not been determined by the relevant Disposal Reduction Date, the Disposal Reduction Amount shall be the amount referred to in sub-paragraph (x)(i), (y)(i) or (z)(i) (as the case may be) of this definition, provided that if, no later than thirty (30) days after such Disposal Reduction Date, the Borrower demonstrates to the Agent's satisfaction that, on the basis of the Security Value as at the relevant Disposal Reduction Date, a lower Disposal Reduction Amount would have applied at such date, such lower Disposal Reduction Amount shall, for the purposes of determining the respective

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                Commitments of the Banks and for all other relevant purposes of this Agreement, be deemed to have applied on and from such Disposal Reduction Date;

                "RELEVANT REDUCTION/PREPAYMENT AMOUNT"
                means, in the case of a Mortgaged Ship or Transferred Ship or Mortgaged Port which is subject to a Prior Security Document, the amount (if any) by which the SIBV $275m Facility is initially suspended upon the sale or Total Loss or other disposal of such Ship or Port, whether mandatorily by the relevant "Disposal Reduction Amount" as defined in the SIBV $275m Facility Agreement or voluntarily by a higher amount upon the election of the Borrower in accordance with the terms of the SIBV $275m Facility Agreement;

                "SECURITY VALUE" means the amount in Dollars (as certified by the Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the parties hereto) which, at any relevant time, is equal to:-

                (u) the market value of all the Owned Ships which are then Mortgaged Ships (together with their related Linkspans, if any, but only if they are Mortgaged Linkspans) determined in accordance with Clause 9.4(G) provided that if the Ship Mortgage on any such Owned Ship or the Linkspan Mortgage on such Linkspan (as the case may be) is restricted to a registered maximum amount recoverable thereunder then such maximum mortgage amount shall be used towards calculating the Security Value if it is lower than the market value determined as aforesaid in respect of such Owned Ship or Linkspan provided further that, in the case of m.v. "Stena Germanica", if the principal amount due under the Stena Germanica Loan Agreement is less than the market value of the Ship and the registered maximum amount recoverable under the Stena Germanica Mortgage then such principal amount shall be used towards calculating the Security Value in respect of such Ship; plus

                (v) in the case of a Transferred Ship which is sold on terms which provide for capital payments to be paid over a period of time together with interest at an agreed rate or let on hire purchase terms where the rentals are calculated by reference to an inherent rate of interest, the aggregate amount of the capital payments or the capital element of such payments payable in respect of the Ship during the period for which such payments are to be made under the relevant Sale Agreement; plus

                (w) in the case of a Transferred Ship which is sold or let on hire purchase terms and the relevant Sale Agreement does not distinguish between capital and interest payments inherent in the instalment or rental payments made the aggregate of the payments payable in respect of the Ship during the period for which such payments are to be made under the relevant Sale Agreement, discounted to their net present value at a discount rate certified by an Officer's Certificate as the average cost of funds of the Stena AB Group as at the date on which the Asset Disposition affecting the relevant ship is completed and in the case that any of the above are initially expressed in a currency other than Dollars the relevant value shall be taken to be the amount in Dollars obtained by converting the amount in foreign currency at the Agent's spot rate for the purchase of the relevant foreign currency with Dollars as at the date of determination of the Security Value; plus

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

                (x) the market value of the Ports which are then subject to a Port Mortgage determined in accordance with Clause 9.4(H) unless the Port Mortgage on any such Port is restricted to a registered maximum amount recoverable thereunder in which case such maximum mortgage amount shall be used towards calculating the Security Value if it is lower than the market value determined as aforesaid in respect of such Port; plus

                (y) the market value of any other asset over which a Lien has been granted in favour of the Security Agent pursuant to a Security Document (such market value being determined on such basis as the Agent shall reasonably require or approve); minus

                (z) the lower of (i) 115% of the then amount of the SIBV $275m Facility (being the aggregate of all amounts drawn under the SIBV $275m Facility Agreement and all amounts then undrawn but committed and available for drawing thereunder and not suspended) and (ii) the aggregate value of the those assets subject to the Prior Security Documents as determined in accordance with paragraphs (u) to (y) above.

         (G)    VALUATION OF SHIPS AND LINKSPANS

                The value of each Mortgaged Ship shall be determined as being the mortgage free value thereof after deduction of the aggregate amount of any mortgage debt secured thereon in favour of any creditor other than the Security Agent and, in the case of m.v. "Stena Carisma" and any other Ship which may become a Mortgaged Ship and which requires the use of Linkspans for its operation, such value shall be taken as the mortgage free value thereof together with the book value of its related Linkspans (but only if they are Mortgaged Linkspans) as shown in the then latest Free Net Worth Compliance Certificate delivered to the Agent. For these purposes, the mortgage free value of each such Ship (together, if relevant, with its Linkspans) shall be the mean of the valuations of the charter-free market value thereof on a willing buyer/willing seller basis as assessed as at the relevant date by, in the case of any ro-ro or ferry, three leading European shipbrokers active in the ro-ro/ferry market appointed by the Borrower from the following list of brokers:-

                Barry Rogliano Salles
                Brax Shipping HB
                Simsonship AB
                Maersk Sales
                Parimar Francharte S.A.
                English White Shipping Ltd.
                Nor Ocean

                in the case of any drilling rig, by three leading shipbrokers active in the offshore market appointed by the Borrower from the following list of brokers:-

                Fearnleys A/S
                Kennedy Marr
                Bassoe Offshore A/S
                Barry Rogliano Salles
                Seascope Offshore

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

                in the case of any crude oil or other products tanker, by three leading shipbrokers active in the tanker market appointed by the Borrower from the following list of brokers:-

                Mallory Jones Lynch Flynn & Associates
                H Clarkson & Co Limited
                Bassoe A/S
                Fearnleys A/S
                Simpson Spence & Young Shipbrokers
                Brostrom Tankers AB

                or any other broker nominated by the Borrower and approved by the Agent.

                Valuations of each Mortgaged Ship and each Mortgaged Linkspan shall be obtained twice annually as at 30 June and 31 December in each year (which valuations are to be received by the Agent within twenty one (21) days after the relevant dates).

         (H)    VALUATION OF HOLYHEAD PORT AND STRANRAER PORT

                The value of each Port shall be the amount (expressed in Dollars by reference to exchange rates prevailing on the day of computation of the Security Value) determined as the earnings before interest, taxes, depreciation and amortisation in respect of such Port for the previous period of twelve (12) months as shown in the documents relating to such Port most recently delivered to and accepted by the Agent pursuant to Clause 14.2(E) multiplied by six and one half (6.5) provided that if the Agent on the instructions of the Majority Banks gives notice to the Borrower that the foregoing does not represent a fair market value of Holyhead Port and/or Stranraer Port the value shall be determined by the auditors of the Borrower or such other firm of auditors as the Agent shall on the instructions of the Majority Banks appoint on a basis which in the opinion of such auditors provides a Fair Market Valuation in accordance with the practice adopted by auditors in valuing similar port facilities in the United Kingdom.

                The foregoing procedure shall also be used to value any other Port which may from time to time be subject to a Port Mortgage in favour of the Security Agent.

                The initial values in Sterling of Holyhead Port and Stranraer Port shall be (pound)72,202,000 and (pound)13,533,000 respectively (being the values determined as at 31 December 2001 by reference to the earnings before interest, taxes, depreciation and amortisation for the previous twelve (12) months in respect of each respective Port).

         (I)    VALUATION COSTS

                The reasonable costs of valuations carried out pursuant to this Clause 9.4 shall be reimbursed by the Borrower to the Agent on the Agent's request.

         (J)    DATE OF TOTAL LOSS

                For the purpose of this Agreement, a Total Loss shall be deemed to have occurred:-

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                (i)    in the case of an actual total loss of a Ship or Linkspan
                       on the actual date and at the time such Ship or Linkspan was lost or, if such date is not known, on the date on which the Ship or Linkspan was last reported;

                (ii) in the case of a constructive total loss of a Ship or Linkspan, upon the date and at the time notice of abandonment of such Ship or Linkspan is given to the insurers of such Ship or Linkspan for the time being (provided a claim for total loss is admitted by such insurers) or, if such insurers do not forthwith admit such a claim, at the date and at the time at which either a total loss is subsequently admitted by the insurers or a total loss is subsequently adjudged by a competent court of law or arbitration panel to have occurred or, if earlier, the date falling six (6) months after notice of abandonment of such Ship or Linkspan was given to the insurers;

                (iii) in the case of a compromised or arranged total loss, on the date upon which a binding agreement as to such compromised or arranged total loss has been entered into by the insurers of the relevant Ship or Linkspan;

                (iv) in the case of Compulsory Acquisition of a Ship or Linkspan, on the date upon which the relevant requisition of title or other compulsory acquisition of such Ship or Linkspan occurs; and

                (v) in the case of hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of a Ship or Linkspan (other than where the same amounts to Compulsory Acquisition of such Ship or Linkspan) by any Government Entity, or by persons purporting to act on behalf of any Government Entity, which deprives the relevant Shipowner of the use or the relevant Stena Charterer or third party demise charterer of such Ship or Linkspan for more than one hundred and eighty (180) days, upon the expiry of the period of one hundred and eighty (180) days after the date upon which the relevant hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation occurred.

         (K)    APPLICATION OF TOTAL LOSS AND SALE PROCEEDS

                Provided no Event of Default has occurred and is continuing, and provided the Borrower shall have complied with Clauses 9.4 and 9.5, any insurance moneys or Requisition Compensation or proceeds of sale received by the Agent or the Security Agent in respect of a Total Loss of a Ship or sale of a Mortgaged Ship or Mortgaged Port or Mortgaged Linkspan under the relevant Security Documents or in consideration of the agreement of the Security Agent to release its security in relation to any Ship or Port shall be paid to the relevant mortgagor or assignor or (if and to the extent necessary to ensure compliance with Clause 9.4) retained by the Agent for application in or towards making any prepayment and paying any other moneys required under Clauses
                9.4 and 9.5. For this purpose, any such insurance moneys or Requisition Compensation or proceeds of sale so received (or the relevant part thereof) may be applied, if the relevant mortgagor or assignor so requests the Agent in writing before the date of receipt thereof, in effecting any prepayment required in accordance with Clause 9.4 and paying related amounts due under Clause 9.5 provided that in relation to any Transferred Ships the references in this Clause 9.4(K) to sale proceeds, insurance moneys and Requisition Compensation shall be deemed to refer to the moneys received by the Security Agent under the relevant Receivables Assignment. Pending each

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                Disposal Reduction Date in relation thereto such moneys shall be accumulated in an account of the relevant assignor with the Agent and the balance thereof after making applications required by Clauses 9.4 and 9.5 shall, provided no Event of Default has occurred and is continuing or would be occasioned thereby, be released to the relevant assignor on the relevant Disposal Reduction Date or as soon thereafter as is reasonably practicable.

         (L)    SALE OF SHIPS ON CREDIT TERMS

                Where a Shipowner sells its Mortgaged Ship on Credit Terms, the relevant Shipowner shall before completion of the sale (in the case of a credit sale) or delivery of the Ship to the relevant charterer (in the case of a hire purchase or conditional sale) execute and deliver to the Security Agent an assignment in substantially the form of the Receivables Assignment of the amounts receivable in respect of the sale or letting of the Ship and all security granted to such Shipowner in respect of the obligation of the buyer to pay the outstanding balance of the purchase price or rentals and the option price under any relevant hire purchase agreement in respect of such Ship. Where the Ship is sold pursuant to a credit sale or other arrangement under which the purchaser acquires title to the Ship, such security shall in any event include either:-

                (i) a first priority mortgage in favour of the seller of the Ship constituted under the laws of an Approved Flag State and a first priority assignment in favour of the seller of the Insurances of the Ship which shall be placed on terms which are not materially less favourable to the seller than the terms set out in the form of Deed of Covenant in Schedule 7 to the Agreed Form Certificate in the case of mortgage covenants and the terms set out in
                       Schedule 10 to the Agreed Form Certificate in the case of an Insurance Assignment; or

                (ii) a bank guarantee from a first class international bank guaranteeing to the seller of the Ship repayment of the full amount of the deferred consideration for the sale of the Ship.

                The Borrower and Stena AB shall procure that without the consent of the Banks no Ship is sold on Credit Terms for a consideration the principal or capital amount of which is less than the Fair Market Value of the Ship at the time the Ship is sold.

9.5      AMOUNTS PAYABLE ON PREPAYMENT

         Any prepayment of an Advance under this Agreement shall be made together with:-

         (A) accrued interest on the amount to be prepaid to the date of such prepayment (calculated in respect of the period during which the relevant Substitute Basis has applied by virtue of Clause 8.5, at a rate per annum equal to the aggregate of (i) the Margin and
                (ii) for such period the cost to such Bank of funding its Contribution);

         (B)    any additional amounts payable under Clauses 11.7 and 21.2;

         (C) costs certified by the Agent as necessary to compensate the Banks or the Standby Lender for the cost of repaying fixed deposits borrowed to fund any part of any

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                Advance or drawing under the Standby Facility which is prepaid before the Maturity Date of any Advance or the fixed term by reference to which the relevant rate of interest has been ascertained;

         (D) all other sums payable by the Borrower to the relevant Bank under this Agreement or any of the other Security Documents including, without limitation, any accrued commitment or guarantee commission payable under Clause 10 and any amounts payable under Clause 21.

9.6      NOTICE OF PREPAYMENT

         No voluntary prepayment of an Advance may be effected under this Clause 9 unless the Borrower shall have given the Agent at least ten (10) days' notice of its intention to make such prepayment, except on the sale of a Ship or a Total Loss. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable, shall specify the amount to be prepaid and shall oblige the Borrower to make such prepayment on the date specified. Unless and to the extent that the Commitments are cancelled or reduced on or with effect from the date of any such prepayment, amounts prepaid may be re-drawn under this Agreement. The Borrower may not prepay any Advance or any part thereof save as expressly provided in this Agreement.

9.7      CHANGE OF CONTROL OF STENA AB: MANDATORY CANCELLATION

         If at any time during the Security Period less than seventy five per cent (75%) of the issued voting share capital of Stena AB (including any votes attached to any shares of Stena AB into which outstanding warrants or other securities may be converted) is held by members of the Sten A. Olsson Family the Borrower or the Agent shall immediately upon becoming aware thereof give notice to the other. The Agent shall consult with the Banks as to the appropriate action to be taken in the light of representations by the Borrower as to the consequences of the change of shareholding. Without prejudice to Clause 19, not earlier than one hundred and twenty (120) days after receiving from or giving notice to the Borrower as provided above the Agent shall unless all of the Banks agree otherwise if the shareholding of the Sten A. Olsson Family in Stena AB does not then exceed seventy five per cent (75%), give notice to the Borrower requiring the Borrower to prepay all the Outstandings and the Standby Outstandings within thirty (30) days of the Agent's notice and upon such notice the Borrower shall within such period make payment to the Agent accordingly and the Commitments and the Standby Commitment shall be cancelled in full at the end of such thirty (30) day period.

9.8      CHANGE OF CONTROL OF THE BORROWER: MANDATORY CANCELLATION

         If at any time during the Security Period Stena AB ceases directly or via a Wholly Owned Subsidiary of Stena AB to hold the entire issued share capital of the Borrower without the prior consent of the Majority Banks the Outstandings and the Standby Outstandings shall forthwith become repayable on the Agent's demand and the Agent may, and if so directed by the Majority Banks shall, make such a demand on the Borrower whereupon the Outstandings and the Standby Outstandings shall be repayable on the date specified in such notice together with all interest and any commitment commission accrued and all other sums payable under this Agreement and the Commitments and the Standby Commitment shall be cancelled in full.

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9.9      FAILURE TO PROVIDE SECURITY ON M.V. "STENA TAY": MANDATORY PARTIAL
         CANCELLATION.

         If the Agent, or its duly authorised representative, does not receive all of the documents and evidence specified in Part 2 of Schedule 8 in respect of "STENA TAY" in form and substance satisfactory to the Agent on or before the date falling sixty (60) days after the Availability Date then, unless the Banks and the Standby Lender agree otherwise before such date, the aggregate commitments shall be reduced on such date pro rata in accordance with the Banks' respective percentage by the aggregate amount of $95,000,000 and the Standby Commitment shall be reduced on such date by the amount of $5,000,000.

         If, upon any reduction of the Commitments pursuant to this Clause 9.9, the aggregate of the Outstandings at such time exceeds the Commitments as thereby reduced the Borrower shall, on the date on which such reduction takes effect, prepay such amount of the outstanding Advances and/or procure the release and discharge by the Beneficiaries of such of the Bank Guarantees as will ensure that immediately thereafter the aggregate amount of the Outstandings will not exceed the Commitments as so reduced.

         If upon any reduction of the Standby Commitment pursuant to this Clause 9.9, the Standby Outstandings at that time exceed the Standby Commitment as thereby reduced the Borrower shall, on the date on which such reduction takes effect, prepay such amount of the Standby Outstandings as will ensure that immediately thereafter the aggregate amount of the Standby Outstandings will not exceed the Standby Commitment as so reduced.

9.10     VOLUNTARY CANCELLATION OF COMMITMENTS

         The Borrower may at any time during the Availability Period by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than thirty (30) days after the receipt by the Agent of such notice the whole or any part (being $10,000,000 or any larger sum but not more than the Available Commitments of all of the Banks as at such date) of the total of the Available Commitments as at such date of all the Banks. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each of the Banks shall be reduced proportionately and the Borrower shall on the date designated in its notice prepay such amount of the outstanding Advances and/or procure the release and discharge by the Beneficiaries of such of the Bank Guarantees as will ensure that immediately thereafter the aggregate amount of the Outstandings will not exceed the Commitments as so reduced by virtue of the Borrower's cancellation.

9.11     ALTERNATIVE COLLATERALISATION OF BANK GUARANTEES

         If the Commitments and the Standby Commitment are cancelled in full by virtue of any provision of this Agreement (including without limitation Clauses 9.7, 9.8 or 9.9) and the Borrower is unable to or does not wish to procure the release and discharge of one or more of the Bank Guarantees then in issue, it may, in relation to such Bank Guarantees (and without prejudice to its obligation to prepay either the outstanding Advances and the Standby Outstandings as provided above), instead of procuring such release and discharge, either:-

         (A) pay to the credit of the relevant Cash Collateral Account amounts equal to the Outstanding Guarantee Amounts of the relevant Bank Guarantees (less any amounts already standing to the credit thereof); and/or

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         (B)      provide to each Issuing Bank a counter-indemnity or
                  counter-indemnities from any one or more first class banks or financial institutions acceptable to such Issuing Bank covering the Outstanding Guarantee Amounts of the relevant Bank Guarantees issued by it (less any amounts standing to the credit of the Cash Collateral Accounts in relation thereto), such counter-indemnity or counter-indemnities to be in form and substance acceptable to each relevant Issuing Bank whereupon the Banks shall be released from any further obligation to the Issuing Banks under Clause 6.2, no further commission shall be payable under Clause 10.2, Clauses 14, 15, 16, 17 and 19 shall cease to be operative and the Security Agent shall release all of the security constituted by the Security Documents (other than that constituted over the Cash Collateral Account pursuant to this Agreement and the Cash Collateral Account Pledges).

9.12     ADDITIONAL PARTIAL CANCELLATION

         The Borrower may at any time during the Availability Period by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than thirty (30) Banking Days after receipt by the Agent of such notice the whole but not part only, but without prejudice to its obligations under Clauses 11.7 and 21.2, of the Commitment of any Bank to which the Borrower shall have become obliged to pay additional amounts under Clause 11.7 or 21.2. Upon any notice of such prepayment being given, the Commitment of the relevant Bank shall be reduced to zero and:-

         (A) the Borrower shall on the date on which such Bank's Commitment is reduced to zero pay to the Agent for credit to the Cash Collateral Account an amount equal to such Bank's Percentage of the difference between (i) the Outstanding Guarantee Amounts of the Bank Guarantees and (ii) the amount then standing to the credit of the Cash Collateral Account (less any amount standing to the credit of the Cash Collateral Account as a result of a payment in respect of another Bank pursuant to Clause 21.1 or this Clause 9.12); and

         (B) the Borrower shall be obliged to prepay the Contribution of such Bank on such date; and

         (C) such Bank shall be under no obligation under Clause 6.2 in respect of any Bank Guarantees which may be issued after the date upon which its Commitment has been so reduced.

         If the Borrower has made the payment to the Cash Collateral Account required of it in respect of a Bank Guarantee under this Clause 9.12, the Percentage of the Bank in respect of which such payment was made of the liabilities of the Banks for each Bank Guarantee shall be reduced to zero. To the extent that the Borrower has not made such payment, such Bank shall continue to be liable to the relevant Issuing Bank under Clause 6.2 for an amount equal to its Percentage of such Bank Guarantee less the amount of any such payment by the Borrower to the Cash Collateral Account in relation to the relevant Bank Guarantee.

9.13     PREPAYMENT DURING TERM

         The Borrower may at any time by notice to the Agent (effective only on actual receipt) prepay the whole or any part (being $10,000,000 or any larger sum) of any Advance prior to its Maturity Date on not less than ten (10) days notice (whether or not any part of the

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         Commitment is also being cancelled on such date pursuant to any provision of this Agreement) and the Borrower shall when making such prepayment, make such prepayment together with any amounts as referred to in Clause 9.5.

9.14     TRANSFERRED SHIPS : APPLICATION OF MONEYS RECEIVED

         The Borrower shall procure that moneys payable by the purchasers of Transferred Ships on account of the deferred consideration for the purchase of the relevant Ships shall be paid to accounts in the name of the Security Agent established with itself. The amounts accumulated in such accounts shall be applied on each Disposal Reduction Date in payment to the Agent of the Disposal Reduction Amount in respect of the relevant Ship and, provided that no Event of Default has occurred and is continuing, the balance standing to the credit of the relevant accounts shall be released to the relevant seller immediately following such application. Moneys credited to the relevant accounts will bear interest at the normal rates paid by the Agent for accounts of the relevant type to first class customers.

10       FEES, COMMISSION, MARGIN AND EXPENSES

10.1     AGENCY FEE

         The Borrower shall pay to the Agent and Security Agent on the Execution Date and on each anniversary thereof during the Security Period an agency fee of the amount set out in a separate letter agreement dated 25 October 2002 made between Svenska Handelsbanken AB (publ) as Agent and Security Agent, the Borrower and Stena AB.

10.2     COMMISSION ON BANK GUARANTEES

         The Borrower shall pay to the Agent for the account of the Banks in accordance with their respective Percentages semi-annually in arrears during the Availability Period guarantee commission in Dollars calculated on a daily basis at an annual rate (based on a year of 360 days) equal to the Margin on the daily aggregate Outstanding Guarantee Amounts since the later of the Availability Date and the later of the preceding 30 June and 31 December of all Bank Guarantees. For the purpose of calculating the daily aggregate Outstanding Guarantee Amount during each such half-year period of any Bank Guarantee denominated in a currency other than Dollars, the Agent shall convert the daily amounts of this other currency into Dollars using the Agent's ordinary spot rate of exchange for the purchase of such currency with Dollars as at 11.00 a.m. on the last Banking Day of that period.

         The first period in respect of which such guarantee commission shall be calculated will be the period from the Availability Date up to and including 31 December 2002; thereafter the guarantee commission shall be calculated for each of the following consecutive periods of six (6) months ending on 30 June and 31 December respectively in each year with a final instalment being calculated in respect of the period ending on the last day of the Availability Period.

         The amount of guarantee commission payable in respect of each such period shall be calculated by the Agent within five (5) Banking Days of the end of such period and shall be notified by the Agent to the Borrower who shall pay such amount to the Agent not later than five (5) Banking Days after receiving the Agent's notification thereof.

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10.3     ISSUING BANK COMMISSION

         The Borrower shall pay to the Agent for the account of each Issuing Bank semi-annually in arrears during the Availability Period in respect of all Bank Guarantees issued by that Issuing Bank a guarantee provider's commission in Dollars calculated on a daily basis at an annual rate (based on a year of 360 days) equal to zero point one five per cent (0.15%) per annum on the daily amount of the sum of the aggregate Outstanding Guarantee Amounts of all such Bank Guarantees since the later of the Availability Date and the later of the preceding 30 June and 31 December minus the relevant Issuing Bank's own Percentage of such Outstanding Guarantee Amounts in its capacity as a Bank. For the purpose of calculating the daily aggregate Outstanding Guarantee Amount during each such half-year period of any Bank Guarantee denominated in a currency other than Dollars, the Agent shall convert the daily amounts of this other currency into Dollars using the Agent's ordinary spot rate of exchange for the purchase of such currency with Dollars as at 11.00 a.m. on the last Banking Day of that period.

         The first period in respect of which such guarantee provider's commission shall be calculated will be the period from the Availability Date up to and including 31 December 2002; thereafter the guarantee provider's commission shall be calculated for each of the following consecutive periods of six (6) months ending on 30 June and 31 December respectively in each year with a final instalment being calculated in respect of the period ending on the last day of the Availability Period.

         The amount of guarantee provider's commission payable in respect of each such period shall be calculated by the Agent within five (5) Banking Days of the end of such period and shall be notified by the Agent to the Borrower who shall pay such amount to the Agent not later than five (5) Banking Days after receiving the Agent's notification thereof.

10.4     COMMITMENT COMMISSION

         The Borrower shall pay to the Agent for the account of the Banks and the Standby Lender quarterly in arrears during the Availability Period commitment commission computed from the date of this Agreement at an annual rate equal to zero point five per cent (0.5%) on the daily average undrawn and uncancelled amount of each Bank's Available Commitment and the Available Standby Commitment in relation to the relevant period. Commitment commission shall also be payable in respect of any portion of the Commitments which has been suspended pursuant to Clause 9.4 (E) but not cancelled.

         The first period in respect of which such commitment commission shall be calculated will be the period from the Execution Date up to and including 31 December 2002; thereafter the commitment commission shall be calculated for each of the following consecutive periods of three
         (3) months ending on 31 March, 30 June, 30 September and 31 December respectively in each year with a final instalment being calculated in respect of the period ending on the last day of the Availability Period.

         The amount of commitment commission payable in respect of each such period shall be calculated by the Agent within five (5) Banking Days of the end of such period and shall be notified by the Agent to the Borrower who shall pay such amount to the Agent not later than five (5) Banking Days after receiving the Agent's notification thereof.

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10.5     ARRANGEMENT FEE

         The Borrower shall pay to the Agent for the account of the Co-Arrangers on the Execution Date an arrangement fee of the amount set out in the mandate letter dated 23 September 2002 made between the Co-Arrangers, the Borrower and Stena AB.

10.6     EXPENSES

         The Borrower shall pay to the Agent on a full indemnity basis on demand all expenses (including external and internal legal, printing and out-of-pocket expenses) incurred:-

         (A) by any Issuing Bank and/or the Agent and/or the Security Agent and/or the Standby Lender and/or the Co-Arrangers in connection with the negotiation, preparation, primary syndication, execution and, where relevant, registration of the Security Documents and of any amendment or extension of or the granting of any waiver or consent under, any of the Security Documents (but excluding, for the avoidance of doubt, any such expense incurred in connection with the transfer, assignment or sub-participation of any of the rights and/or obligations of any Bank under the Security Documents other than by the Co-Arrangers in connection with the primary syndication of the facility granted hereunder);

         (B) by the Agent, the Security Agent and the New Guarantee Provider in connection with the issue of any Bank Guarantee or the extension of the Expiry Date of any Bank Guarantee; and

         (C) by the Agent, the Issuing Banks, any of the Banks, the Standby Lender and the Security Agent in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under, any of the Security Documents, or otherwise in respect of the moneys owing under any of the Security Documents together with interest at the rate referred to in Clause 8.2 from the date on which such expenses were incurred, to the date of payment (as well after as before judgment)

         provided that the Borrower shall not be liable to reimburse the costs of any external legal advisers under paragraph (A) except the legal fees and disbursements of Stephenson Harwood as counsel to the Co-Arrangers and the fees and disbursements of the legal counsel who are to render opinions in respect of any of the Security Documents or to deal with registration of any of the Ship Mortgages or other Security Documents on behalf of the Security Agent.

10.7     VAT

         All fees, commissions and expenses payable pursuant to this Clause 10 shall be paid together with an amount equal to any VAT payable by the Agent, the Security Agent, the Co-Arrangers, the Issuing Banks, any Bank or the Standby Lender in respect of such fees and expenses and any VAT chargeable in respect of any services supplied by the Agent, the Security Agent, the Co-Arrangers, the Issuing Banks, any Bank or the Standby Lender under this Agreement shall, on delivery of a VAT Invoice, be paid in addition to any sum agreed to be paid hereunder to the extent that, in either case, the Agent, the Security Agent, the Co-Arrangers, the Issuing Banks, the relevant Bank or the Standby Lender (as the case may be) shall have certified (such certificate to be binding and conclusive, in the absence of manifest error, on the Borrower) to the Borrower that it is not entitled to credit for such VAT as input tax.

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10.8     STAMP AND OTHER DUTIES

         The Borrower shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Agent, the Security Agent, the Issuing Banks, the Co-Arrangers, the Banks and the Standby Lender but excluding any such duties or taxes incurred in connection with any transfer, assignment or sub-participation of any of the rights and/or obligations of the Agent, the Security Agent, an Issuing Bank, a Co-Arranger, a Bank or the Standby Lender under any of the Security Documents other than at the request of the Borrower) imposed on or in connection with any of the Commercial Documents, the Security Documents or the Bank Guarantees and shall indemnify the Agent, the Issuing Banks, the Co-Arrangers, the Security Agent, the Banks and the Standby Lender against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

10.9     SUPPLEMENTAL MARGIN

         (A) The Margin is calculated on the basis that the daily average of the Outstandings of the Banks during each Calculation Period will not exceed thirty three and one-third of one per cent (33 1/3%) of the daily average of the Commitments of the Banks during such Calculation Period. If such daily average for a Calculation Period exceeds thirty three and one-third of one per cent (33 1/3%) and sixty six and two-thirds of one per cent (66 2/3%) (as the case may be) an additional amount shall be payable by the Borrower to each Bank in the manner provided by this Clause 10.9.

         (B)    For the purposes of this Clause 10.9:-

                (i) "CALCULATION PERIOD" means the period commencing on the Availability Date and ending on the first Review Date and each of the successive three (3) monthly periods thereafter each expiring on a Review Date with the final Calculation Period (whether of three (3) months or shorter) ending on the final Review Date;

                (ii) "REVIEW DATE" means 31 December 2002 and 31 March, 30 June and 30 September and 31 December in each year thereafter up to the date upon which all of the Commitments are reduced to zero, and such date itself; and

                (iii) in relation to Svenska Handelsbanken AB (publ) "OUTSTANDINGS" and "COMMITMENT" shall be deemed to include Standby Outstandings and the Standby Commitment and reference to "BANK" shall include Svenska Handelsbanken AB (publ) both in its capacity as Bank and as Standby Lender

         (C) Within five (5) Banking Days after each Review Date the Agent shall calculate the actual daily average of the Outstandings of each Bank during the Calculation Period expiring on such Review Date according to the following formula -

                     A     =     O     x     100
                                 -
                                 C

                where -

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                A is the actual daily average of the Outstandings of the Banks during the relevant Calculation Period, expressed as a percentage.

                O is the aggregate of the amounts of the Outstandings of the Banks on each day during such Calculation Period; and

                C is the aggregate of the amounts of the Commitments of the Banks on each day during such Calculation Period.

         (D) For the purposes of this Clause 10.9, the rate of supplemental margin in relation to a Calculation Period will be as follows:-

                (i) where A as so calculated exceeds thirty three and one-third of one per cent (33 1/3%) but does not exceed sixty six and two-thirds of one per cent (66 2/3%), the supplemental margin applicable to all of the Outstandings for such Calculation Period will be zero point twenty five per cent (0.25%); and

                (ii) where A as so calculated exceeds sixty six and two-thirds of one per cent (66 2/3%), the supplemental margin applicable to all of the Outstandings for such Calculation Period will be zero point three hundred and seventy five per cent (0.375%).

         (E) Upon calculating the rate of supplemental margin (if any), the Agent shall promptly calculate an amount (the "SUPPLEMENTAL MARGIN AMOUNT") equal to interest accruing at an annual percentage rate equal to the supplemental margin for such Calculation Period on the daily Outstandings of each Bank from the beginning of such Calculation Period to the Review Date on which it ends. The Agent shall then notify the Borrower and each Bank of the rate of supplemental margin (if any) for such Calculation Period and the Supplemental Margin Amount (if any) due to such Bank for such Calculation Period.

         (F) The Borrower shall pay to the Agent, for the account of the Banks and the Standby Lender, the aggregate of the Supplemental Margin Amounts due to each of the Banks and the Standby Lender for a Calculation Period within five (5) Banking Days of being notified by the Agent of the rate of supplemental margin and the amount of the Supplemental Margin Amounts for that Calculation Period.

11       PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS

11.1     NO SET-OFF OR COUNTERCLAIM; DISTRIBUTION TO THE BANKS

         The Borrower acknowledges that in performing its obligations under this Agreement, the Banks, the Standby Lender and the Issuing Banks will be incurring liabilities to third parties in relation to the funding of amounts to the Borrower, such liabilities matching the liabilities of the Borrower to the Banks, the Standby Lender and the Issuing Banks and that it is reasonable for the Banks, the Standby Lender and the Issuing Banks to be entitled to receive payments from the Borrower gross on the due date in order that the Banks, the Standby Lender and the Issuing Banks are put in a position to perform their matching obligations to the relevant third parties. Accordingly all payments to be made by the Borrower under any of the Security Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in Clause 11.7, free and clear of any deductions or withholdings, in Dollars (except for costs, charges or expenses

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         which shall, at the request of the Agent, be payable in the currency in which they are incurred) on the due date to the account required under Clause 11.12. Save where this Agreement specifically provides for a payment to be made for the account of a particular Bank (including, without limitation, Clauses 9.12, 10, 11.7, 20.2, 21.1, 21.2 and 22.2)
         in which case the Agent shall distribute the relevant payment to the Bank concerned and except in relation to amounts payable to the Standby Lender in respect of the Standby Facility or to the relevant Issuing Bank in respect of any Bank Guarantee, payments to be made by the Borrower under this Agreement shall be for the account of all the Banks and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments.

11.2     PAYMENTS BY THE BANKS

         (A)    TO THE AGENT AND THE ISSUING BANKS

                All payments to be made by a Bank to or for the account of an Issuing Bank or the Agent under this Agreement shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in Clause 11.8, free and clear of any deductions or withholdings, in Dollars on the due date to the account of the Agent at such bank as the Agent may from time to time specify for this purpose and, in the case of payments for the account of an Issuing Bank, shall be paid by the Agent on such date in like funds as are received by the Agent to such Issuing Bank.

         (B)    TO THE BORROWER

                All sums to be advanced by the Banks to the Borrower under this Agreement shall be remitted in Dollars on the date of the Advance to the account of the Agent at such bank as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent to the account specified in the relevant Drawdown Notice.

11.3     AGENT MAY ASSUME RECEIPT

         Where any sum is to be paid under any of the Security Documents to the Agent for the account of another person, the Agent may assume that the payment will be made when due and the Agent may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent and/or person to whom such sum was made available by the Agent for any and all loss or expense which the Agent or such person may sustain or incur as a consequence of such sum not having been paid on its due date.

11.4     NON-BANKING DAYS

         When any payment under any of the Security Documents would otherwise be due, or the Termination Date or any relevant anniversary of the Execution Date would otherwise fall, on a day which is not a Banking Day, the due date for payment or (as the case may be) the Termination Date or such anniversary date shall be extended to the next following Banking Day unless such Banking Day falls in the next calendar month in which case

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         payment shall be made, or (as the case may be) the Termination Date or such anniversary date shall fall, on the immediately preceding Banking Day.

11.5     CALCULATIONS

         All interest, commissions, fees and other payments of an annual nature under any of the Security Documents shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year.

11.6     CERTIFICATES CONCLUSIVE

         Any certificate or determination of the Agent, any Issuing Bank, any Bank or the Standby Lender as to any rate of interest or any other amount pursuant to and for the purposes of any of the Security Documents shall substantiate in reasonably sufficient detail the interest or other amount concerned and, subject thereto, shall, in the absence of manifest error, be conclusive and binding on the Borrower and (in the case of a certificate or determination by the Agent) on the Issuing Banks and the Banks. The Agent or, as the case may be, the Standby Lender shall, promptly upon the request of the Borrower, send to the Borrower such details as may reasonably be required by the Borrower setting out the manner in which any such rate or amount has been determined, together with such documents and calculations as may reasonably be required by the Borrower in order to verify the same.

11.7     GROSSING-UP FOR TAXES - BORROWER

         (A)    GROSSING UP

                If at any time the Borrower or Stena AB is required to make any deduction or withholding in respect of Taxes from any payment due under any of the Security Documents for the account of any Bank, the Standby Lender, the Co-Arrangers, the Security Agent, any Issuing Bank or the Agent (or if the Agent is required to make any deduction or withholding from a payment to the Co-Arrangers, the Security Agent, an Issuing Bank, a Bank or the Standby Lender), the sum due from the Borrower or, as the case may be, Stena AB in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Bank, the Standby Lender, each Co-Arranger, the Security Agent, each Issuing Bank and the Agent receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding), a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrower and Stena AB shall indemnify each Bank, the Standby Lender, the Co-Arrangers, the Security Agent, each Issuing Bank and the Agent against any losses or costs incurred by any of them by reason of any failure of the Borrower or Stena AB to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Borrower or, as the case may be, Stena AB shall promptly deliver to the Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

         (B)    TAX CREDITS

                If, following any such deduction or withholding as is referred to in Clause 11.7(A) from any payment by the Borrower or Stena AB, the recipient of that

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                payment shall receive or be granted a credit against or
                remission for any Taxes payable by it, such recipient shall, subject to the Borrower or, as the case may be, Stena AB having made any increased payment in accordance with Clause 11.7(A) and to the extent that the recipient can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the recipient to obtain any other relief or allowance which may be available to it, reimburse the Borrower or, as the case may be, Stena AB with such amount as the recipient shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the recipient (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment to the recipient as aforesaid. Such reimbursement shall be made forthwith upon the recipient certifying that the amount of such credit or remission has been received by it. Nothing contained in this Agreement shall oblige the recipient to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, neither the Borrower nor Stena AB shall by virtue of this Clause 11.7(B) be entitled to enquire about the recipient's tax affairs.

11.8     GROSSING-UP FOR TAXES - BANKS

         If at any time any Bank is required to make any deduction or withholding in respect of Taxes from any payment due under any of the Security Documents for the account of the Agent, the Security Agent or any Issuing Bank the sum due from such Bank in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Agent, the Security Agent and the Issuing Banks receive on the due date for such payment (and retain free from any liability in respect of such deduction or withholding) a net sum equal to the sum which they would have received had no such deduction or withholding been required to be made and each Bank shall indemnify the Agent, the Security Agent and the Issuing Banks against any losses or costs incurred by any of them by reason of any failure of such Bank to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment.

11.9     BANK ACCOUNTS

         Each Bank and the Standby Lender shall maintain, in accordance with its usual practice, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under the Security Documents. The Agent shall maintain a control account showing the Advances and other sums owing to the Issuing Banks, the Agent, the Security Agent, the Banks and the Standby Lender under the Security Documents and all payments in respect thereof made from time to time. The control account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing to the Issuing Banks, the Agent, the Security Agent, the Banks and the Standby Lender under the Security Documents.

11.10    APPLICATION OF MONEYS

         All moneys received by the Agent, the Security Agent, any Bank, any Issuing Bank or the Standby Lender under or pursuant to this Agreement or any other of the Security Documents and expressed to be applicable in accordance with this Clause 11.10 or whose application is not otherwise specifically provided for in the Security Documents shall (if not already done so) be paid to the Agent and shall be applied by the Agent, unless the Banks and the Standby Lender unanimously require otherwise:-

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         First:      in or towards satisfaction pari passu of any amounts in
                     respect of the balance of the Outstanding Indebtedness as are then accrued due and payable or are then due and payable by virtue of payment demanded;

         SECONDLY:   in or towards transfer to the Cash Collateral Account for
                     any outstanding Bank Guarantees of amounts equal to their Outstanding Guarantee Amounts less any amounts already standing to the credit of such Cash Collateral Account; and

         THIRDLY: the surplus (if any) shall be paid to the Borrower or whomsoever else shall be entitled thereto.

11.11    SUSPENSE ACCOUNT

         Notwithstanding the provisions of Clause 11.10, insofar as any moneys are received or recovered by the Security Agent under or in connection with the guarantee and indemnity contained in Clause 12, such moneys may at the Security Agent's discretion be transferred to a suspense or impersonal account and may be held in such account for so long as the Security Agent thinks fit pending payment to the Agent for application in or towards discharging the obligations of the Borrower under this Agreement and the other Security Documents.

11.12    PLACE OF PAYMENT

         All payments to be made by the Borrower or Stena AB under any of the Security Documents shall be made not later than 10.00 a.m. New York time on the due date and in same day funds to the account of the Agent at JPMorgan Chase Bank, New York City, USA, SWIFT Address CHASUS33 by way of payment order MT103, SWIFT Address HANDSESG or tested telex no. 27500 answerback HANDGBS quoting reference RVIC STBNL 675 or at such other office or bank in New York City as the Agent may from time to time designate.

12       GUARANTEE AND INDEMNITY

12.1     GUARANTEE

         In consideration of the Banks and the Standby Lender agreeing at the request of Stena AB to make available to the Borrower the loan and guarantee facilities provided for in this Agreement in accordance with the terms of this Agreement and in order to secure the payment of the Outstanding Indebtedness in accordance with the provisions of the Security Documents and the performance and observance of all of the obligations contained in the Security Documents:-

         (A) Stena AB as primary obligor as and for its own debt and not merely as surety hereby irrevocably and unconditionally undertakes to the Security Agent as trustee for and on behalf of itself, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent to be responsible for and hereby guarantees to the Security Agent the due and punctual payment by the Borrower to the Agent on behalf of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers, the Security Agent and the Agent (as and when due by acceleration, demand or otherwise howsoever) of the Outstanding Indebtedness and every part thereof;

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         (B)    Stena AB irrevocably and unconditionally undertakes immediately on demand by the Security Agent from time to time to pay and/or perform its obligations under Clause 12.1(A); and

         (C) Stena AB irrevocably and unconditionally undertakes immediately on demand by the Agent from time to time to indemnify and hold harmless the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent in respect of:-

                (i) any loss incurred by the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent as a result of any of the Security Documents or any provision thereof being or becoming invalid, void, voidable or unenforceable for any reason whatsoever; and

                (ii) all loss or damage of any kind arising directly or indirectly from any failure on the part of the Borrower to perform any obligation to be performed by the Borrower under and pursuant to the Security Documents or any of them.

         The obligations of Stena AB under this Clause 12 shall not be diminished by any of the other obligations undertaken by Stena AB in this Agreement and the obligations of Stena AB set out in Clause 12.1(A) shall be construed as a guarantee of payment and not of collection.

12.2     SURVIVAL OF STENA AB'S LIABILITY

         Stena AB's liability to the Security Agent and the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent under Clause
         12.1 shall not be discharged, impaired or otherwise affected by reason of any of the following events or circumstances (regardless of whether any such events or circumstances occur with or without the knowledge or consent of Stena AB):-

         (A) any time, forbearance or other indulgence given or agreed by the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent to or with any Security Party in respect of any of its respective obligations to the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent hereunder or under any other of the Security Documents; or

         (B) any legal limitation, disability or incapacity relating to any Security Party; or

         (C) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or the obligations of any Security Party under, this Agreement or any other of the Security Documents or any amendment to or variation thereof or to or of any other document or security comprised therein; or

         (D) any change in the name, constitution or otherwise of any Security Party or the merger of any Security Party with any other corporate entity; or

         (E) the liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of any Security Party or the appointment of a receiver or administrative receiver or administrator or trustee or similar officer of any of the assets of any Security Party or the occurrence of any circumstances whatsoever affecting any Security

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                Party's liability to discharge its respective obligations under any of the Security Documents; or

         (F) any challenge, dispute or avoidance by any liquidator of any Security Party in respect of any claim by Stena AB or the Borrower or any of them by right of subrogation in any such liquidation; or

         (G) any release of any other Security Party or any renewal, exchange or realisation of any security or obligation provided under or by virtue of any of the Security Documents or the provision to the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent at any time of any further security for the obligations of the Borrower under any of the Security Documents; or

         (H) the release of any co-guarantor and/or indemnor who is now or may hereafter become under a joint and several liability with Stena AB under this guarantee or the release of any other guarantor, indemnor or other third party obligor in respect of the obligations of any Security Party under any of the Security Documents; or

         (I) any failure on the part of the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent (whether intentional or not) to take or perfect any security agreed to be taken under or in relation to any of the Security Documents or to enforce any of the Security Documents; or

         (J) any other act, matter or thing (save for repayment in full of the Outstanding Indebtedness) which might otherwise constitute a legal or equitable discharge of any of Stena AB's obligations under this Clause 12.

12.3     CONTINUING GUARANTEE

         The guarantee contained in Clause 12.1 shall be:

         (A) a continuing guarantee remaining in full force and effect until payment in full has been received by the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent of each and every part and the ultimate balance of the Outstanding Indebtedness in whatever currency or currencies the same may from time to time be denominated in accordance with this Agreement; and

         (B) in addition to and not in substitution for or in derogation of any other security held by the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent from time to time in respect of the Outstanding Indebtedness or any part thereof.

12.4     CIRCUMSTANCES WHERE DISCHARGE TO BE VOID AB INITIO

         Any satisfaction of obligations by Stena AB to the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent or any discharge given by the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent to Stena AB or any other agreement reached by Stena AB with the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent in relation to this Clause 12 shall be, and be deemed always to have been, void ab initio if any act satisfying any of the said obligations or on the faith of

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         which any such discharge was given or any such agreement was entered into is subsequently avoided in whole or in part by or pursuant to any provision of any applicable law whatsoever.

12.5     EXCLUSION OF THE RIGHTS OF STENA AB AS GUARANTOR

         Until the actual and contingent obligations of each Security Party under the Security Documents have been performed in full Stena AB shall not:-

         (A) be entitled to share in or succeed to or benefit from (by subrogation or otherwise) any rights which the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Agent may have in respect of the Outstanding Indebtedness or any security therefor or all or any of the proceeds of such rights or security; or

         (B) without the prior consent of the Security Agent (as directed by the Banks):-

                (i) exercise in respect of any amount paid by it hereunder any right of subrogation, contribution or any other right or remedy which it may have in respect thereof; or

                (ii) prove in a liquidation of any Security Party in competition with the Security Agent or the Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers or any of the Banks for any moneys owing to Stena AB by any other Security Party on any account whatsoever.

13       REPRESENTATIONS AND WARRANTIES

13.1     CONTINUING

         The Borrower and Stena AB each represent and warrant (subject to the reservations or qualifications as to matters of law as set forth in the Legal Opinions delivered to the Agent) to the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks that as at the Execution Date (and each other date referred to in Clause 13.3):-

         (A)    STATUS

                each of the Security Parties is a limited liability company, duly constituted and validly existing under the laws of its place of incorporation, possessing perpetual corporate existence, the capacity to sue and be sued in its own name and the power to own its assets and carry on its business as it is now being conducted;

         (B)    POWERS AND AUTHORITY

                each of the Security Parties has the power and capacity to enter into, and to perform its obligations under, those of the Security Documents to which it is or will be a party and has taken all necessary action to authorise the entry into such Security Documents and the performance by it of its obligations thereunder;

         (C)    LEGAL VALIDITY

                this Agreement constitutes and each other of the Security Documents, upon execution and delivery thereof, will constitute (subject to any Post-Completion

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                Registrations) the legal, valid and binding obligations of each
                Security Party which is a party thereto enforceable in accordance with its terms except as such enforcement may be limited by any relevant bankruptcy, insolvency, administration or similar laws affecting creditors' rights generally and by general principles of equity and subject to any relevant qualifications contained in any of the Legal Opinions delivered to the Agent;

         (D)    NON-CONFLICT WITH LAWS

                the entry into and performance of the Security Documents to which each Security Party is or will be a party and the transactions contemplated hereby and thereby do not and will not contravene or conflict with:-

                (i)    any law or regulation or any official or judicial order;
                       or

                (ii)   the constitutional documents of such Security Party; or

                (iii) any material agreement or document to which such Security Party is a party or which is binding upon it or any of its assets;

                nor, save as contemplated by this Agreement and the other Security Documents, result in the creation or imposition of any Lien on the assets of any Security Parties pursuant to the provisions of any such agreement or document;

         (E)    PARI PASSU STATUS

                the claims of the Banks, the Co-Arrangers, the Agent and the Security Agent against each Security Party under the Security Documents will (subject to the terms of the relevant Security Documents) rank at least pari passu with the claims of all other unsecured creditors of such Security Party other than claims of such creditors to the extent that they are statutorily preferred;

         (F)    NO IMMUNITY

                no Security Party nor any of its respective assets enjoys any right of immunity from set-off, suit or execution in respect of its obligations under this Agreement or any other of the Security Documents to which it is a party;

         (G)    EXECUTIVE OFFICE

                none of the Security Parties has an executive office in any part of the U.S.A. which would entitle it to apply for a reorganisation under Chapter XI of the United States Bankruptcy Act;

         (H)    NO MONEY LAUNDERING

                in relation to the utilisation by the Borrower of the facilities granted to it hereunder, the performance and discharge of its obligations and liabilities under the Security Documents to which it is a party, and the transactions and other arrangements effected or contemplated by the Security Documents to which the Borrower is a party, the Borrower confirms that it is acting for its own account and that the foregoing will not involve or lead to contravention of any law, official requirement or other regulatory measure or procedure implemented to

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                combat "money laundering" (as defined in Article 1 of the
                Directive (91/308/EEC) of the Council of the European Communities).

13.2     INITIAL

         The Borrower and Stena AB each represent and warrant (subject to the reservations or qualifications as to matters of law as set forth in the Legal Opinions delivered to the Agent) to the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks that as at the Execution Date:-

         (A)    NO DEFAULT

                no event has occurred which constitutes a material default under or in respect of:-

                (i) any agreement or document relating to Debt to which any Security Party is a party or by which any Security Party may be bound; or

                (ii) any other agreement or document to which any Security Party is a party or by which any Security Party may be bound and which default will have, or may reasonably be expected to have, a material adverse effect on the ability of such Security Party to perform its respective obligations under this Agreement and the other Security Documents;

         (B)    CONSENTS

                save as disclosed in writing to the Agent or as disclosed in any of the documents or evidence referred to in Schedule 8 delivered to, and accepted by, the Agent under this Agreement, all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required by any Security Party:-

                (i) in connection with the entry into, performance, validity and enforceability of this Agreement and the other Security Documents and the transactions contemplated hereby and thereby;

                (ii) in order to maintain its corporate existence in good standing; and

                (iii) in order to ensure that it has the right, and is duly qualified and able, to conduct its business as it is conducted in all applicable jurisdictions including, without limitation to the generality of the foregoing, all such consents and approvals as are required to conduct its business and/or own and operate its assets have been obtained or effected and are in full force and effect other than

                (a) Post-Completion Registrations in respect of paragraph (i) above; and

                (b) any consent or approval required by a Security Party to conduct its business and/or own and operate its assets to the extent that such Security Party is unaware or cannot reasonably be expected to be aware of the requirement to obtain such consent or approval or to the extent that the absence of such consent or approval would not have a material adverse effect on the ability of such Security Party to perform its obligations under the Security Documents;

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         (C)    ACCURACY OF INFORMATION

                all factual information furnished in writing to the Co-Arrangers by the Borrower and Stena AB relating to the businesses and affairs of the Stena AB Group in connection with this Agreement, the other Security Documents and the Commercial Documents was (when given) true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading;

         (D)    ACCOUNTS

                the Audited Stena AB Financial Statements for the financial year ended 31 December 2001 (which accounts were prepared in accordance with Swedish GAAP) fairly represent the consolidated financial condition of the Stena AB Group as at 31 December 2001 and since that date there has been no material adverse change in the consolidated financial condition of the Stena AB Group as shown in such audited accounts save as disclosed in writing to the Agent;

         (E)    NO LIENS

                save for m.v. "STENA TAY", none of the Ships listed in Part A of
                Schedule 2 or any of their Insurances or Earnings is subject to any Lien other than Permitted Ship Liens and Liens securing the SIBV $500m Facility which will be released on or before the Availability Date and none of the Ports or any of the Ships listed in Part B of Schedule 2 or any of their Insurances or Earnings is subject to any Lien other than Permitted Ship Liens and Liens created by the relevant Prior Security Documents and neither m.v. "STENA TAY" nor any of her Insurances or Earnings is subject to any Lien other than Permitted Ship Liens, Liens securing the SIBV $500m Facility which will be released on or before the Availability Date and Liens securing the Stena Tay Notes;

         (F)    EXISTING DEBT

                neither Stena AB nor any of its Subsidiaries (other than Unrestricted Subsidiaries) has incurred any Debt other than:

                (i)    in respect of Existing Debt;

                (ii) the Notes (to the extent not included in the definition Existing Debt); or

                (iii)  pursuant to this Agreement;

         (G)    WINDING-UP, ETC.

                no Security Party has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of the knowledge and belief of the Borrower and Stena
                AB) threatened against any of Stena AB or any other Security Party for its winding-up or dissolution or for the appointment of a liquidator, administrator, receiver, administrative receiver, trustee or similar officer of any Security Party of any or all of its assets or revenues nor has any Security Party sought any other relief under any applicable insolvency or bankruptcy law;

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         (H)    LITIGATION

                save as disclosed in writing to the Agent, no litigation, arbitration or administrative proceedings are current or pending or, to the knowledge of the Borrower and/or Stena AB, threatened, which involve a claim against any Security Party in an amount exceeding $2,000,000;

         (I)    TAXES ON PAYMENTS

                all amounts payable by each Security Party under the Security Documents may be made free and clear of and without deduction for or on account of any Taxes;

         (J)    COMPLETENESS OF DOCUMENTS

                the copies of the Commercial Documents, the Stena Germanica Loan Documents and the Stena Line Asset Purchase Agreement delivered to the Agent are true and complete copies of each such document and no amendments thereto or variations thereof have been made or agreed which are substantial in relation to the business as presently conducted of the Stena AB Group as a whole.

13.3     REPETITION OF CONTINUING REPRESENTATIONS AND WARRANTIES

         On and as of the Availability Date, each date of drawing an Advance or issuing or extending a Bank Guarantee, each date on which a drawing is made under the Standby Facility, each Maturity Date, each date on which guarantee commission is payable pursuant to Clause 10.2 and each date on which a drawing is made under the Standby Facility the Borrower and Stena AB shall be deemed to repeat the representations and warranties in Clause 13.1 as if made with reference to the facts and circumstances existing on such day.

13.4     FUTURE FINANCIAL STATEMENTS

         In relation to the financial statements provided or to be provided under Clause 14, the Borrower and Stena AB each represent and warrant, as at the date to which such statements were prepared, that the statements were prepared in accordance with Swedish GAAP (in the case of Stena AB) or Dutch GAAP (in the case of the Borrower) and fairly represent the consolidated financial position of (as the case may be) the Stena AB Group or the Stena International Group as at such date.

14       UNDERTAKINGS

14.1     DURATION

         The undertakings contained in this Clause 14 shall remain in force from the date of this Agreement until the end of the Security Period.

14.2     PROVISION OF FINANCIAL AND OTHER INFORMATION

         The Borrower will provide to the Agent in sufficient copies for distribution to each of the Banks:-

         (A) within one hundred and eighty (180) days after the close of the relevant financial years, copies of the Audited Stena AB Financial Statements and of the Audited Stena International Financial Statements for that financial year;

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         (B)    as soon as practicable, but in any event within ninety (90) days after 31 December 2002 and each of the dates falling quarterly thereafter (other than the final quarter of each financial year), certified copies of the unaudited consolidated management accounts of the Stena AB Group and of the Stena International Group for the preceding quarter;

         (C) promptly, such further information in the possession or control of the Borrower or Stena AB regarding the financial condition and operations of the Stena AB Group and/or the Stena International Group as the Agent may reasonably request;

         (D) within ninety (90) days after the end of each financial year of Stena AB, an Officer's Certificate (one of the signors of which is the principal executive, financial or accounting officer of Stena AB), stating whether or not to the best knowledge of the signors thereof, Stena AB is in default in the performance and observance of any of the terms, provisions and conditions of Clauses 14.6, 14.7, 14.8, 14.9, 14.10, 14.11, 14.14, 14.17,
                14.20 and 14.21 and, if Stena AB shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge;

         (E) as soon as practicable, but in any event within one hundred and twenty (120) days after the close of each financial year:-

                (i) a certificate from the chief financial officer of each Port Owner certifying the amount of earnings before interest, taxes, depreciation and amortisation during the previous twelve (12) month period of each Mortgaged Port owned by the Port Owner; and

                (ii) copies of the unaudited management accounts of each Port Owner for such financial year showing the earnings before interest, taxes, depreciation and amortisation of each such Port such documents to be in a form reasonably acceptable to the Agent so that, if they are not so acceptable, the Borrower shall, if requested by the Agent, procure that an auditor's certificate and/or audited accounts are delivered to the Agent showing the earnings before interest, taxes, depreciation and amortisation of each Mortgaged Port as referred to in paragraph
                (i) above,

         (F) not later than the Availability Date in respect of the position as at 30 June 2002 and thereafter within ninety (90) days after 31 December 2002 and each of the dates falling at six (6) monthly intervals thereafter, an Officer's Certificate together with the method of the calculation of the Free Net Worth and all supporting documents, in substantially the form set out in
                Schedule 11 in respect of the Free Net Worth test set out in Clause 14.21(A) confirming:-

                (i) the respective amounts of the Appraised Value of Restricted Group Assets, Secured Debt, Strategic Investments, Cash and Marketable Securities, Other Assets and Working Capital, Available Asset Value and Unsecured Debt (as each of those terms is defined in Clause 14.21(C)) as at the relevant date and that such amounts were calculated in accordance with this Agreement and Swedish GAAP; and

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                (ii)   the amounts of the valuations of the assets comprised in
                       the calculation of the Available Asset Value (including a list of each of the vessels and ports and their respective valuations).

14.3     NOTIFICATION OF DEFAULT

         The Borrower or Stena AB will notify the Agent of any Default promptly upon their becoming aware of the occurrence thereof.

14.4     PREPARATION OF FINANCIAL STATEMENTS

         Each set of financial statements and management accounts to be provided to the Agent pursuant to Clause 14.2 shall be prepared in accordance with Swedish GAAP (in the case of the Stena AB Group) or Dutch GAAP (in the case of the Stena International Group) consistently applied (or, if not consistently applied, accompanied by details of the inconsistencies) and shall fairly represent the financial condition of Stena AB Group and the Stena International Group respectively.

14.5     CONSENTS AND REGISTRATIONS AND MAINTENANCE OF STATUS

         Each of the Borrower and Stena AB will do, and will procure that each other Security Party will do, all such things as are necessary to enable it to comply with any of its financial obligations under those of the Security Documents to which it is a party including, without limitation, obtaining, maintaining, promptly renewing (when necessary) and complying at all times with (and promptly furnishing certified copies to the Agent of) all such authorisations, approvals, consents, licences and exemptions as are from time to time required under any applicable law or regulation in connection with any of the matters aforesaid.

         Insofar as any such filings or registrations aforesaid have not been completed on or before the first Advance is drawn the Borrower and Stena AB will procure the filing or registration within applicable time limits of each Security Document which requires filing or registration together with all ancillary documents required to preserve the priority and enforceability of the Security Documents.

         Where the operation of any Mortgaged Ship or Mortgaged Linkspan in accordance with its owner's or operator's requirements requires the obtaining or maintenance of a route licence or port licence, the Borrower and Stena AB further undertake to procure that such licence is obtained, maintained, promptly renewed (when necessary) and complied with in all material respects at all relevant times during the Security Period.

14.6     LIMITATION ON LIENS

         Except with the prior written consent of the Majority Banks, the Borrower and Stena AB will not, and shall procure that no other member of the Stena AB Group will:-

         (A) create or incur or permit to subsist any Lien on m.v. "STENA TAY" or on the whole or any part of any property or rights which is or are presently or may in future during the Security Period be subject to any Lien in favour of the Security Agent pursuant to the Security Documents or over any Earnings of any Shipowner or Stena Charterer in relation to any Mortgaged Ship (other than Permitted Ship Liens or Liens created by a Prior Security Document or, in the case of m.v. "STENA TAY", Liens securing the Stena Tay Notes); or

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         (B)    create or incur any Lien (other than Permitted Liens) on or with respect to any other property or assets of Stena AB or any Subsidiary thereof now owned or hereafter acquired to secure
                Debt of any person without making, or causing such Subsidiary to make, effective provision for securing the Outstanding Indebtedness equally and rateably with such Debt or, in the event such Debt is subordinate in right of payment to the Outstanding Indebtedness, prior to such Debt, as to such property or assets for so long as such Debt shall be so secured provided however that Stena AB and its Subsidiaries may incur Liens to secure any Debt under this paragraph (B) without securing the Outstanding Indebtedness equally and rateably with or prior to such Debt, as applicable, if the outstanding amount of Debt secured by Liens created after the date of this Agreement and otherwise prohibited by this Agreement does not at the time of such incurrence, when aggregated with the outstanding amount of Debt secured by Liens created after 1 October 1997 but before the Execution Date otherwise prohibited by the 2007 Indenture but which Liens are permitted by Section 10.14(b) thereof, exceed:-

                (i)    5% of Consolidated Tangible Assets; minus;

                (ii) the lesser of (a) the Fair Market Value of the Related Collateral and/or other property granted as additional security pursuant to paragraph (N) of the definition of "Permitted Liens" and subject to Liens at such time and
                       (b) the maximum amount of Debt secured at such time or thereafter by such additional collateral set forth in a written security or other agreement at such time or thereafter with respect to such additional collateral.

14.7     ASSET DISPOSITIONS

         (A) Stena AB will not, and will not permit any Subsidiary of Stena AB to, make any Asset Disposition in one or more related transactions by Stena AB or a Subsidiary of Stena AB unless:-

                (i) Stena AB or the Subsidiary of Stena AB, as the case may be, receives consideration for such disposition at least equal to the Fair Market Value for the shares or assets sold or disposed of as determined by the Board of Directors of Stena AB or such Subsidiary in good faith;

                (ii) at least eighty five per cent (85%) of the consideration for such disposition consists of one or more of the following:-

                       (w) cash or Cash Equivalents, provided that any promissory note (or other evidence of indebtedness) received by Stena AB or such Subsidiary that is immediately converted into cash or Cash Equivalents shall be deemed to be cash for the purposes of this provision to the extent of the cash or Cash Equivalents actually received upon such conversion;

                       (x) in the case of an Asset Disposition relating to a Vessel or Vessels, a promissory note (or other evidence of indebtedness) issued by the purchaser of the asset sold or disposed of and secured by a first perfected security interest in such asset, (provided such security interest remains in full force and perfected, or is replaced by a bank guarantee, letter of credit or cash collateral, until all obligations arising under such promissory note (or other evidence

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                              of indebtedness) are paid in full), a bank
                              guarantee, a letter of credit or cash collateral;

                       (y) the assumption of Debt (which, for the purposes of the calculation of the consideration received pursuant to the Asset Disposition, shall be valued at the principal amount so assumed) of Stena AB or such Subsidiary or other obligations relating to such assets and release from all liability on such Debt or other obligations assumed;

                       (z) in the case of an Asset Disposition relating to a Vessel or Vessels, notes received in consideration for such disposition, provided, that at no time shall there be, in the aggregate, more than $15,000,000 of notes received under this sub-clause (z) outstanding (exclusive of notes complying with the requirements of clauses (w) or
                              (x) above); and

                (iii) no Default or Event of Default (as defined in either Indenture or any Successor Financing) shall have occurred and be continuing at the time of, or after giving effect to, such Asset Disposition.

         (B) The Net Available Proceeds of any Asset Disposition shall subject to Clauses 9.4 and 9.5 be applied by Stena AB or any Subsidiary of Stena AB (as the case may be) within three hundred and sixty (360) days after such Asset Disposition:-

                (i)    first, to repay permanently any outstanding Debt of:-

                       (a) Stena AB that ranks senior to or pari passu with the Notes or any Successor Financing; or

                       (b) any Subsidiary of Stena AB that does not constitute Subordinated Debt,

                       in each case as required by the terms thereof,

                (ii) second, to the extent of any then remaining Net Available Proceeds and to the extent Stena AB or such Subsidiary so elects:-

                       (a)    to the prepayment of Debt of:-

                              (x) Stena AB that ranks senior to or pari passu with the Notes or any Successor Financing; or

                              (y) any Subsidiary of Stena AB that does not constitute Subordinated Debt; and/or

                       (b) to an investment (which shall be deemed to include entering into a legally binding agreement, subject to customary conditions, to invest) in assets, other than Cash Assets, that will be used in the business of Stena AB and its Subsidiaries subject to the limitations of Clause 14.11; provided that Stena AB or any Subsidiary of Stena AB may deem that the amount of any prior investment (including, without limitation, any payments made in respect of

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                              Vessel Construction Contracts) made in connection
                              with the delivery or acquisition of any Vessel, equal to the difference between the Ready for Sea Cost of such Vessel and the aggregate Debt Incurred to finance the purchase of such Vessel (or related assets) occurring within one (1) year prior to such Asset Disposition, shall be considered an investment made with the Net Available Proceeds of such Asset Disposition.

                       If any legally binding agreement to invest any Net Available Proceeds is terminated, then Stena AB, or any Subsidiary of Stena AB, may invest such Net Available Proceeds, prior to the end of the one (1) year period after such Asset Disposition or six (6) months from such termination, whichever is later, in the business of Stena AB and Subsidiaries of Stena AB as provided above. The amount of such Net Available Proceeds neither used to repay or prepay Debt nor used or invested (or deemed used or invested) as set forth in the preceding sentences constitutes "EXCESS PROCEEDS."

         (C) If at any time the aggregate amount of Excess Proceeds not previously applied pursuant to this Clause 14.7 equals $30,000,000 or more, Stena AB shall apply such Excess Proceeds:-

                (i) first, to the extent of the remaining Excess Proceeds at Stena AB's option, (a) to make an offer to purchase the outstanding 2005 Notes (as required by the 2005 Indenture or any Successor Financing) at one hundred per cent (100%) of their principal amount plus accrued interest to the date of purchase or (b) to make an offer to purchase the outstanding 2007 Notes at one hundred per cent (100%) of their principal amount plus accrued interest to the date of purchase;

                (ii) second, if an offer to purchase is made under (C)(i)(a) above and there are any, and to the extent of any, remaining Excess Proceeds following completion of such purchase, to make an offer to purchase the outstanding 2007 Notes (as required by the 2007 Indenture or any Successor Financing) at one hundred per cent (100%) of their principal amount plus accrued interest to the date of purchase;

                (iii) third, to the extent of any remaining Excess Proceeds following the completion of the offer to purchase, to the repayment of other Debt (other than Subordinated Debt) of Stena AB and its Subsidiaries to the extent permitted by the agreements governing such Debt; and

                (iv) fourth, to the extent of any then remaining Excess Proceeds, for general corporate purposes of Stena AB and its Subsidiaries.

         (D) This Clause 14.7 will not apply to a transaction consummated in compliance with Section 8.1 (Mergers, Consolidations and Certain Sales and Purchases of Assets) of each of the Indentures (or the corresponding provision in any Successor Financing).

14.8     INCURRENCE OF DEBT BY STENA AB

         (A)    Stena AB shall not Incur any Debt unless:-

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                (i)    immediately after giving effect to the Incurrence of such
                       Debt and the receipt and application of the proceeds thereof, the Consolidated Interest Coverage Ratio for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the Incurrence of such Debt, calculated on a pro forma basis as if such Debt had been Incurred (and the receipt and application thereof had been made) at the beginning of such four full fiscal quarters, would be greater than 2 to 1; and

                (ii) no Default or Event of Default (as defined in the Notes or any Successor Financing) shall have occurred and be continuing at the time of, or after giving effect to, the Incurrence of such Debt.

         (B) Notwithstanding the foregoing limitation, Stena AB may Incur the following Debt:-

                (i)    Existing Debt;

                (ii) Debt pursuant to any of the Notes or any Successor Financing (to the extent not included in the definition of Existing Debt);

                (iii) Debt to finance the replacement of a Vessel owned or leased under a Capitalised Lease Obligation by Stena AB or any Subsidiary of Stena AB secured by a Lien of the type described under paragraph (D) of the definition of "Permitted Liens" upon a total loss, destruction, condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Vessel (provided that such loss, destruction, condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Vessel was covered by insurance or resulted in the payment of compensation or similar payments to such person) (collectively, a "RELEVANT TOTAL LOSS") in an aggregate amount up to the Ready for Sea Cost for such replacement Vessel less all compensation, damages and other payments (including insurance proceeds other than in respect of business interruption insurance, protection and indemnity insurance or other third-party liability insurance) received from any person in connection with the Relevant Total Loss in excess of amounts actually used to repay Debt secured by the Vessel subject to the Relevant Total Loss;

                (iv) Debt under any interest rate swap, foreign currency hedge, exchange or similar agreements to the extent entered into to hedge any other Debt permitted under this Agreement or otherwise entered into in the ordinary course of business;

                (v) Debt to renew, extend, refinance, replace or refund (herein, "REFINANCE") any Debt permitted to be Incurred under Clause 14.8(A) (including, without limitation, Debt in respect of binding commitments for Post-Delivery Financing permitted under Clause 14.8(A)), any Existing Debt or any Debt permitted to be incurred under paragraphs (ii), (iv), (v) or (vii) of this Clause 14.8(B) provided that:-

                       (a)    the amount of such Debt does not exceed:-

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                              (x)     except as provided in (y) below, the
                                      principal amount of Debt to be so
                                      refinanced (which amount shall be deemed to include the amount of any undrawn or available amounts under any committed credit or lease facility being so refinanced); or

                              (y) in the case of the refinancing of the Post-Delivery Financing of a Vessel within two hundred and seventy (270) days after the acquisition or delivery of such Vessel pursuant to a Capitalised Lease Obligation, one hundred per cent (100%) of the Ready for Sea Cost of such Vessel plus, in either case, the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by Stena AB as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of Stena AB or any of its Subsidiaries Incurred in connection with such refinancing; and

                       (b) the Incurrence of Debt the proceeds of which are used to refinance Debt shall only be permitted if the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, has an Average Life and Stated Maturity which is equal to or greater than that of the Debt to be refinanced at the time of the Incurrence of such refinancing Debt;

                (vi) Debt owed by Stena AB to any Subsidiary of Stena AB; provided that upon either:-

                       (a) the transfer or other disposition by any such Subsidiary of any Debt so permitted to a person other than Stena AB or a Subsidiary of Stena AB or

                       (b) the issuance, sale, transfer or other disposition (other than a pledge of the shares of such Subsidiary permitted under Clause 14.6) of shares of Capital Stock (including by consolidation or merger) of such Subsidiary to a person other than Stena AB or a Subsidiary of Stena AB which, after giving effect thereto, results in such Subsidiary ceasing to be a Subsidiary of Stena AB, the provisions of this paragraph (vi) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

                (vii) Debt Incurred pursuant to this Agreement or under any other Revolving Credit Facilities; and

                (viii) Debt of Stena AB not otherwise permitted to be Incurred pursuant to paragraphs (ii) to (vii) above, which, together with:-

                       (a) any other outstanding Debt Incurred pursuant to this paragraph (viii) and/or Clause 14.9(I) (and any outstanding Preferred Stock

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                              issued by Subsidiaries of Stena AB pursuant to
                              Clause 14.10(D)); and

                       (b) any other outstanding Debt Incurred after 1 October 1997 but before the Execution Date pursuant to Section 10.8(vii) and/or Section 10.9(viii) of the 2007 Indenture (and any outstanding Preferred Stock issued by Subsidiaries of Stena AB after 1 October 1997 but before the Execution Date pursuant to Section 10.10(iv) of the 2007 Indenture)

                       has an aggregate principal amount (and/or liquidation preference) not in excess of $50,000,000 at any time outstanding.

14.9     INCURRENCE OF DEBT BY SUBSIDIARIES

         Stena AB will not permit any Subsidiary of Stena AB to Incur any Debt except:-

         (A) Debt to finance the replacement of a Vessel owned or leased under a Capitalised Lease Obligation by that Subsidiary secured by a Lien of the type described under paragraph (D) of the definition of "Permitted Lien" upon a Relevant Total Loss of such Vessel (as defined in Clause 14.8(B)(iii)) in an aggregate amount up to the Ready for Sea Cost for such replacement Vessel less all compensation, damages and other payments (including insurance proceeds other than in respect of business interruption insurance, protection and indemnity insurance or other third-party liability insurance) received from any person in connection with the Relevant Total Loss in excess of amounts actually used to repay Debt secured by the Vessel subject to the Relevant Total Loss; provided that if the Debt Incurred by that Subsidiary in financing the Vessel subject to the Relevant Total Loss is subordinated to the Debt Incurred under this Agreement, the Debt Incurred to finance the replacement Vessel shall be subordinated to the same degree;

         (B) Debt under any interest rate swap, foreign currency hedge, exchange or similar agreements to the extent entered into by that Subsidiary to hedge any other Debt permitted to be Incurred by it under this Agreement or otherwise entered into in the ordinary course of business;

         (C) Debt owed to Stena AB or a Subsidiary of Stena AB provided that upon either (x) the transfer or other disposition by Stena AB or such Subsidiary of any Debt so permitted to a person other than Stena AB or a Subsidiary of Stena AB or (y) the issuance, sale, transfer or other disposition (other than a pledge of the shares of such Subsidiary permitted under Clause 14.6) of shares of Capital Stock (including by consolidation or merger) of such Subsidiary to a person other than Stena AB or another such Subsidiary which, after giving effect thereto, results in such Subsidiary ceasing to be a Subsidiary of Stena AB, the provisions of this paragraph (C) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

         (D) subject to the satisfaction of the incurrence test set forth in Clause 14.8(A), Debt Incurred by a person prior to the time (a) such person became a Subsidiary of Stena AB, (b) such person merges with or into or consolidates with a Subsidiary of Stena AB or (c) another Subsidiary of Stena AB merges with or into or consolidates with such person (in a transaction in which such person becomes a

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                Subsidiary of Stena AB), which Debt was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction;

         (E) subject to the satisfaction of the incurrence test set forth in Clause 14.8(A), Debt of a Subsidiary of Stena AB secured by a Lien of the type described under paragraph (D) of the definition of "Permitted Liens";

         (F) (subject to Clause 14.22) Debt to refinance Existing Debt of any Subsidiary and Debt to refinance any Debt permitted to be Incurred pursuant to paragraphs (A), (D), (E), (F) and (G) of this Clause 14.9 provided that:-

                (i)    the amount of such Debt does not exceed:-

                       (a) except as provided in (b) below, the principal amount of Debt to be so refinanced (which amount shall be deemed to include the amount of any undrawn or available amounts under any committed credit or lease facility being so refinanced); or

                       (b)    in the case of the refinancing of the
                              Post-Delivery Financing of a Vessel within 270 days after the acquisition or delivery of such Vessel pursuant to a Capitalised Lease Obligation, 100% of the Ready for Sea Cost of such Vessel plus, in either case, the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by Stena AB as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of Stena AB or any of its Subsidiaries Incurred in connection with such refinancing;

                (ii) such refinancing Debt shall not be used to refinance outstanding Debt or Preferred Stock of Stena AB; and

                (iii) such refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, has an Average Life and Stated Maturity which is equal to or greater than that of the Debt to be refinanced at the time of the Incurrence of such refinancing Debt;

         (G) Debt Incurred under this Agreement and/or any other Revolving Credit Facilities including, without limitation, Debt Incurred pursuant to guarantees made by Subsidiaries of Stena AB in respect of this Agreement and/or any other Revolving Credit Facilities;

         (H) Debt of any Subsidiary pursuant to a guarantee issued pursuant to the first paragraph of Section 10.13 of either Indenture or the corresponding provision of any Successor Financing;

         (I) Debt of Subsidiaries of Stena AB not otherwise permitted to be Incurred pursuant to paragraphs (A) through (H) above which together with:-

                (i) any other outstanding Debt Incurred pursuant to this paragraph (I) and/or Clause 14.8(B)(viii) (and any outstanding Preferred Stock issued by Subsidiaries of Stena AB pursuant to Clause 14.10(D)); and

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                (ii)   any other outstanding Debt Incurred after 1 October 1997
                       but before the Execution Date pursuant to Section 10.8(vii) and/or Section 10.9(viii) of the 2007 Indenture (and any outstanding Preferred Stock issued by Subsidiaries of Stena AB after 1 October 1997 but before the Execution Date pursuant to Section 10.10(iv) of the 2007 Indenture)

                has an aggregate principal amount (and/or liquidation preference) not in excess of $50,000,000 at any time outstanding.

14.10    LIMITATION ON PREFERRED STOCK OF SUBSIDIARIES

         Stena AB will not permit any of its Subsidiaries to issue, directly or indirectly, any Preferred Stock except:-

         (A) Preferred Stock of a Subsidiary of Stena AB issued to and held by Stena AB or any of its Wholly Owned Subsidiaries, provided that any subsequent issuance or transfer of any Capital Stock which results in such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary of Stena AB or any transfer of such Preferred Stock by any such Wholly Owned Subsidiary will, in each case, be deemed an issuance of Preferred Stock;

         (B) Preferred Stock issued by a person prior to the time (i) such person becomes a Subsidiary of Stena AB, (ii) such person merges with or into or consolidates with a Subsidiary of Stena AB or
                (iii) another Subsidiary of Stena AB merges with or into or consolidates with such person (in a transaction in which such person becomes a Subsidiary of Stena AB), which Preferred Stock was not issued in anticipation of such transaction;

         (C) Preferred Stock (other than Disqualified Stock) which is exchanged for Preferred Stock permitted to be outstanding pursuant to paragraphs (A) and (B) above or which is used to refinance Debt (or any refinancing thereof), having a liquidation preference not to exceed the liquidation preference of the Preferred Stock in the principal amount of the Debt so refinanced; and

         (D) Preferred Stock issued by Subsidiaries of Stena AB not otherwise permitted to be issued pursuant to paragraphs (A) through (C) above which together with:-

                (i) any other Preferred Stock outstanding pursuant to this paragraph (D);

                (ii) any Debt of Subsidiaries of Stena AB Incurred pursuant to Clause 14.9(I);

                (iii) any Debt of Stena AB Incurred pursuant to Clause 14.8(B)(viii); and

                (iv) any other outstanding Debt Incurred after 1 October 1997 but before the Execution Date pursuant to Section 10.8(vii) and/or Section 10.9(viii) of the 2007 Indenture (and any outstanding Preferred Stock issued by Subsidiaries of Stena AB after 1 October 1997 but before the Execution Date pursuant to Section 10.10(iv) of the 2007 Indenture)

                has an aggregate principal amount (and/or liquidation preference) not in excess of $50,000,000 at any time outstanding.

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14.11    LIMITATION ON INVESTMENTS

         Except with the prior written consent of the Majority Banks, the Borrower and Stena AB will not, and shall procure that no other member of the Stena AB Group will, make any Investment in any person (other than Stena AB, any Subsidiary of Stena AB or any person which, after giving effect to such Investment, would become a Subsidiary of Stena
         AB) except Permitted Investments.

14.12    BUSINESS ACTIVITIES

         Stena AB will not, and will not permit any of its Subsidiaries (other than any Unrestricted Subsidiaries) to, engage in any type of business other than the business Stena AB and its Subsidiaries are engaged in on the date of this Agreement, other business activities within the shipping, offshore oilfield services and real estate investment and management industries and (as determined in good faith by the Board of Directors of Stena AB) other business activities complementary, incidental or reasonably related thereto.

14.13    MERGERS AND CONSOLIDATION

         Except with the prior written consent of the Majority Banks, neither the Borrower nor any other Security Party will merge or consolidate with any other person save for a merger or consolidation by operation of law with one or more other entities into a single surviving entity which is the Borrower or (as the case may be) such other Security Party and which succeeds by operation of law to all of the assets and liabilities of the Borrower or (as the case may be) such other Security Party immediately prior to such merger or consolidation.

14.14    RESTRICTED PAYMENTS BY STENA AB GROUP

         Stena AB will not, and will not permit any Subsidiary of Stena AB (other than an Unrestricted Subsidiary) to, directly or indirectly:-

         (A) declare or pay any dividend, or make any distribution of any kind or character (whether in cash, property or securities), in respect of any class of Stena AB's Capital Stock to the holders thereof, excluding any dividends or distributions payable solely in shares of the Capital Stock of Stena AB or in options, warrants or other rights to acquire the Capital Stock of Stena AB;

         (B) purchase, redeem, defease, or otherwise acquire or retire for value:-

                (i) any Capital Stock of Stena AB or any Related Person of Stena AB; or

                (ii) any options, warrants or rights to purchase or acquire shares of Capital Stock of Stena AB or any Related Person of Stena AB or any securities convertible or exchangeable into shares of Capital Stock of Stena AB or any Related Person of Stena AB, in either case other than acquisitions of Capital Stock or options, warrants or rights to acquire such Capital Stock pursuant to paragraph (C) of the definition of "Permitted Investments";

         (C) make any Investment in any Affiliate or Related Person of Stena AB (other than Stena AB or a Subsidiary of Stena AB) and other than a person which becomes a Subsidiary of Stena AB as a result of such Investment) provided that this

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                paragraph (C) shall not prohibit the making of an Investment otherwise permitted under Clause 14.11;

         (D) redeem, defease, repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of Stena AB which is subordinate in right of payment to any of the Notes or any Successor Financing, except to the extent that payment for such Debt is made from the proceeds of a simultaneous refinancing of such Debt otherwise permitted under the Indentures or any Successor Financing; or

         (E) declare or pay any dividend or make any distribution of any kind or character (whether in cash, property or securities) on any Capital Stock of any Subsidiary of Stena AB (except where Stena AB or any Subsidiary of Stena AB receives a rateable portion of such dividend or distribution) to any person (other than Stena AB or any Subsidiary of Stena AB) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Subsidiary of Stena AB held by any person (other than Stena AB or any Subsidiary of Stena AB)

         each of the matters described in paragraphs (A) to (E) being a "RESTRICTED PAYMENT" if at the time thereof:-

                (i) a Default or Event of Default as defined in the Indentures shall have occurred and is continuing; or

                (ii) upon giving effect to such Restricted Payment, Stena AB could not Incur at least $1 of additional Debt pursuant to Clause 14.8(A); or

                (iii) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments, together with, (a) payments on guarantees of obligations of Affiliates or Related Persons (other than Stena AB or a Subsidiary of Stena AB) of Stena AB in effect on 1 October 1997 but only to the extent such payments have not been reimbursed in accordance with the terms of the relevant guarantee or other agreement, and (b) outstanding Investments made pursuant to paragraph (B) of the definition of "Permitted Investments" (or, in respect of Investments made prior to the Execution Date, paragraph (ii) of the definition of "Permitted Investments" in the 2007 Indenture) in either case made after 1 October 1997 exceeds the greater of:-

                       (a) the sum of (x) fifty per cent (50%) of cumulative Consolidated Net Income of Stena AB (or, if cumulative Consolidated Net Income of Stena AB shall be negative, less one hundred per cent (100%) of such deficit) since the end of the most recent fiscal quarter of Stena AB ended on or prior to 1 October 1997 through the last day of the period for which quarterly or annual financial statements of Stena AB are available, plus (y) one hundred per cent (100%) of the aggregate net proceeds received after 1 October 1997, including the fair value of property other than cash, from the issuance of Capital Stock (other than Disqualified Stock) of Stena AB and warrants, rights or options on Capital Stock (other than Disqualified Stock) of Stena AB and the principal amount of Debt that has been converted into Capital Stock (other

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                              than Disqualified Stock) of Stena AB after 1
                              October 1997, plus (z) $50,000,000; and

                       (b)    $50,000,000.

                The foregoing provisions will not prohibit the payment of any dividend on Capital Stock of any class within sixty (60) days after the declaration thereof if, on the date when the dividend was declared, such dividend could have been paid in accordance with the provisions of the foregoing covenant.

                Under Swedish law, any shareholder of a Swedish corporation owning ten per cent (10%) or more of the outstanding shares of such corporation has the right to demand the payment of dividends from the profits of the corporation in accordance with the Swedish Companies Act. Whilst this Agreement cannot prevent the payment of a dividend by Stena AB under such circumstances, the declaration or payment by Stena AB of dividends (or other distributions) in excess of the amount then permitted under this Clause 14.14 shall constitute an Event of Default under this Agreement.

14.15    FINANCIAL YEAR

         Except with the prior written consent of the Agent (such consent not to be unreasonably withheld or delayed), the Borrower and Stena AB will not alter their respective financial years.

14.16    OWNERSHIP OF STENA AB GROUP COMPANIES

         Stena AB will procure that Stena Rederi AB and Stena Line Scandinavia remain Wholly Owned Subsidiaries of Stena AB until the Availability Date and that each of the Security Parties which are at the Execution Date members of the Stena AB Group (other than Stena AB itself) remain Subsidiaries of Stena AB and that none of the shares of any person which is a Security Party at any time during the Security Period shall (except in favour of the Security Agent) be pledged to any person.

14.17    STENA AB GROUP WORKING CAPITAL

         (A)    Stena AB and the Borrower will procure that:-

                (i)    the aggregate of (i) the Consolidated Current Assets and
                       (ii) Available Facilities shall be not less than one hundred and twenty five per cent (125%) of the Consolidated Current Liabilities; and

                (ii) the aggregate of (i) Consolidated Liquid Assets and (ii) Available Facilities shall be not less than $50,000,000.

         (B) The requirements contained in this Clause 14.17 as to the financial condition of the Stena AB Group shall be tested on the Availability Date by reference to the most recently published unaudited financial statements of the Stena AB Group and thereafter quarterly as at 31 March, 30 June, 30 September and 31 December in each year in each case by reference to the Audited Stena AB Financial Statements and the unaudited financial statements delivered to the Agent pursuant to Clause
                14.2 provided however that no breach shall be deemed to have arisen under this Clause 14.17 unless and until Stena AB shall, within ten (10) Banking

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                Days following receipt by the Stena AB of written notification from the Agent that a shortfall has occurred under this Clause 14.17, have failed to satisfy the Agent that such shortfall has been eliminated.

         (C) For the purposes of this Clause 14.17, accounting terms are used and shall be construed in accordance with Swedish GAAP but so that:-

                "AVAILABLE FACILITIES" means, at any relevant time, the undrawn amount of any committed loan or overdraft facilities (including the facilities provided under this Agreement) available to one or more members of the Stena AB Group at the date of such financial statements;

                "CONSOLIDATED CURRENT ASSETS" means the aggregate at the date of computation of the consolidated stocks, assets held for sale, receivables and prepayments, intercompany receivables, securities, cash at banks and in hand and other current assets (as determined in accordance with Swedish GAAP) of the Stena AB Group;

                "CONSOLIDATED CURRENT LIABILITIES" means the aggregate at the date of computation of intercompany payables and other current liabilities (as determined in accordance with Swedish GAAP) of the Stena AB Group;

                "CONSOLIDATED LIQUID ASSETS" means the aggregate of:-

                (i)    the cash and Cash Equivalents of the Stena AB Group; and

                (ii) the market value of shares or other marketable debt or equity securities held by members of the Stena AB Group which are quoted on any recognised stock exchange or over the counter or similar market in any member of the European Union or European Economic Area, U.S.A., Canada, Hong Kong, Tokyo, Singapore or as otherwise approved by the Agent and other marketable securities having a rating of no less than BBB- from Standard & Poor's Corporation or Moody's Investors Service Inc or other rating agency which the Agent accepts to be of equivalent standing provided that cash or Cash Equivalents expressed or denominated in a currency other than Dollars shall be converted into Dollars by reference to the rate of exchange used for conversion of such currency in the consolidation of the relevant consolidated balance sheets or, if the relevant currency was not thereby involved, by reference to the rate of exchange or approximate rate of exchange ruling on such date and determined on such basis as Stena AB's auditors may determine or approve.

14.18    EARLY REDEMPTION OR DEFEASANCE OF NOTES

         Stena AB will not exercise its rights of optional redemption of any of the Notes under Article XI (Redemption of Securities) of either of the Indentures or its rights of defeasance of the Notes under Article XII (Defeasance and Covenant Defeasance) of either of the Indentures or voluntarily redeem or repay any Successor Financing unless such optional redemption, defeasance or voluntary repayment of the Notes or (as the case may be) such voluntary redemption, defeasance or repayment of the Successor Financing

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         is fully financed on the date thereof by an Acceptable Refinancing and for the purposes of this Clause 14.18:-

         "ACCEPTABLE REFINANCING" means Debt incurred by Stena AB or any Subsidiary of Stena AB other than the Borrower (otherwise than from other members of the Stena AB Group) which:-

         (A) is for an amount not less than the amount required to effect such optional redemption, defeasance or voluntary repayment of the relevant Notes or (as the case may be) voluntarily to redeem, defease or repay the relevant Successor Financing;

         (B) is on terms that the scheduled date for repayment or redemption of such Debt is no earlier than the scheduled maturity date of the relevant Notes or (as the case may be) Successor Financing being refinanced and that the person or persons to whom such Debt is owed is or are not entitled to require any earlier repayment or redemption in circumstances more onerous upon Stena AB or such Subsidiary of Stena AB than those applicable in respect of such Notes or relevant Successor Financing; and

         (C) is not secured or preferred by any Liens over any of the Mortgaged Ships or other assets or rights mortgaged, charged or assigned to the Security Agent pursuant to the Security Documents from time to time or any of their Insurances or Requisition Compensation or by a pledge of shares of any Security Party; and

         "SUCCESSOR FINANCING" means:-

         (A) any Debt incurred for the purpose of assisting Stena AB to effect optional redemption of any Notes under Article XI of the relevant Indenture or for the purpose of assisting Stena AB or any other member of the Stena AB Group voluntarily to repay such Notes; or

         (B) any other Debt incurred for the purpose of assisting Stena AB or any other member of the Stena AB Group to redeem or repay any such Debt referred to in sub-paragraph (A) or which, directly or indirectly, refinances any such Debt.

14.19    APPLICATION OF PROCEEDS

         Stena AB and the Borrower will procure that the facilities provided under this Agreement are applied for the purposes specified in Clause 1.1.

14.20    RESTRICTIONS ON GUARANTEES AND OTHER SECURITY

         Except as provided in this Agreement, the Borrower shall not, and shall procure that none of its Subsidiaries shall, give any guarantee or indemnify or grant any security in favour of any person in respect of any obligation of any member of the Stena AB Group other than the Borrower or a Subsidiary or another Subsidiary of the Borrower except that the Borrower or a Subsidiary of the Borrower may in its capacity as charterer of a Vessel owned by, or let under a Capitalised Lease Obligation to, a member of the Stena AB Group which is not the Borrower or a Subsidiary of the Borrower give security by way of a charterer's assignment of earnings and/or insurances if required in connection with the financing or refinancing of that Vessel where the liability of the Borrower or its relevant Subsidiary in respect of such financing or refinancing is limited to the value of the

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         earnings and/or insurances so assigned by it and where, in the case of a Vessel owned by a relevant member of the Stena AB Group, such owner has executed a mortgage on the Vessel as security for such financing or refinancing.

14.21    FREE NET WORTH CALCULATION

         (A)    FREE NET WORTH COVENANT

                Stena AB and the Borrower will procure that the Free Net Worth shall be not less than $850,000,000.

         (B)    TESTING OF COVENANT

                The requirements contained in this Clause 14.21 as to the Free Net Worth shall be tested as at 31 December 2002 and each of the dates falling six (6) monthly thereafter (each such date a "REFERENCE DATE" for the purposes of this Clause 14.21), in each case by reference to the Audited Stena AB Financial Statements and unaudited consolidated management accounts of the Stena AB Group and the Free Net Worth Compliance Certificate delivered to the Agent pursuant to Clause 14.2 provided however that no breach shall be deemed to have arisen under this Clause 14.21 if a shortfall has occurred under this Clause 14.21 but the Borrower is able to satisfy the Agent within ten (10) Banking Days of the Agent's receipt of the Free Net Worth Compliance Certificate evidencing that such shortfall has been eliminated.

         (C)    DEFINED TERMS

                For the purposes of this Clause 14.21 and Clause 14.2(F), accounting terms are used and shall be construed in accordance with Swedish GAAP but so that as at any Reference Date:-

                "APPRAISED VALUE OF RESTRICTED GROUP ASSETS" means the value, determined in accordance with this Clause 14.21, of the following assets of the Restricted Group, on a consolidated basis:-

                (i) completed vessels owned by or, pursuant to a Capitalised Lease Obligation, chartered to any member of the Restricted Group;

                (ii)   ongoing newbuilding and other projects;

                (iii)  machinery and equipment;

                (iv) ports and other real estate owned by or, pursuant to a Capitalised Lease Obligation, leased to members of the Restricted Group;

                (v)    all other assets and properties of the Restricted Group

                but excluding Strategic Investments, Cash and Marketable Securities and Other Assets and Working Capital;

                "AVAILABLE ASSET VALUE" means the amount which is the sum, determined on a consolidated basis of:-

                (i)    the Appraised Value of Restricted Group Assets; minus

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                (ii)   Secured Debt; plus

                (iii)  Strategic Investments; plus

                (iv)   Cash and Marketable Securities; plus

                (v)    Other Assets and Working Capital;

                "CASH AND MARKETABLE SECURITIES" means the aggregate value determined on a consolidated basis, of all:-

                (i)    cash and cash equivalents;

                (ii)   shares or other marketable equities;

                (iii) bonds, floating rate notes and other marketable debt securities owned by members of the Restricted Group less the amount of any Debt owing by any member of the Restricted Group in relation to the property referred to in paragraphs (ii) and (iii) of this definition;

                "FREE NET WORTH" means the amount which is equal to the Available Asset Value minus Unsecured Debt at any time;

                "OTHER ASSETS AND WORKING CAPITAL" means the value determined on a consolidated basis of all current and other assets of the Restricted Group (excluding the Appraised Value of Restricted Group Assets, Strategic Investments and Cash and Marketable Securities) less the amount of the current liabilities of the Restricted Group and less deferred tax as shown in the balance sheet;

                "RESTRICTED GROUP" means all members of the Stena AB Group which are not Unrestricted Subsidiaries;

                "SECURED DEBT" means the aggregate of all outstanding Debt of the Restricted Group on a consolidated basis which is at such time owed to parties who are not members of the Stena AB Group and is secured by a Lien in respect of any asset of the Restricted Group or, in the case of Debt in respect of a Capitalised Lease Obligation, the Debt outstanding under the relevant lease but excluding Debt owing by any member of the Restricted Group in relation to the property referred to in paragraphs (ii) and (iii) of the definition of "Cash and Marketable Securities";

                "STRATEGIC INVESTMENT" means the value, determined on a consolidated basis, of all Investments owned by members of the Restricted Group which Stena AB considers to be of a strategic nature;

                "UNRESTRICTED GROUP" means all members of the Stena AB Group which are Unrestricted Subsidiaries;

                "UNSECURED DEBT" means the aggregate of all outstanding Debt of the Restricted Group on a consolidated basis which is at such time owed to parties who are not members of the Stena AB Group and is not secured by a Lien in respect of any asset of the Restricted Group but excluding Debt owing by any member of the

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                Restricted Group in relation to the property referred in
                paragraphs (ii) and (iii) of the definition of "Cash and Marketable Securities",

                each as at the relevant Reference Date and so that the value of any assets or property is determined in accordance with the following provisions of this Clause 14.21 and the amount of any liability shall be determined in the same manner in which it is determined for the purpose of the balance sheet of the relevant member of the Stena AB Group as at the Reference Date in accordance with Swedish GAAP.

         (D)    VALUATION OF VESSELS AND LINKSPANS

                Every completed vessel owned by or, pursuant to a Capitalised Lease Obligation, chartered to any member of the Stena AB Group (for the purposes of this Clause 14.21, a "RELEVANT VESSEL") shall be valued in the manner and at the times specified below.

                The value of each Relevant Vessel shall be determined as being the mortgage free value thereof. For these purposes, the mortgage free value of each such Relevant Vessel shall be assessed semi-annually on 30 June and 31 December in each year as being the mean of the valuations of the charter-free market value thereof on a willing buyer/willing seller basis as assessed as at the relevant date by, in the case of any ro-ro or ferry, three leading European shipbrokers active in the ro-ro/ferry market appointed by the Borrower from the following list of brokers:-

                Barry Rogliano Salles
                Brax Shipping HB
                Simsonship AB
                Maersk Sales
                Parimar Francharte S.A.
                English White Shipping Ltd.
                Nor Ocean

                in the case of any drilling rig, by three leading shipbrokers active in the offshore market appointed by the Borrower from the following list of brokers:-

                Fearnleys A/S
                Kennedy Marr
                Bassoe Offshore A/S
                Barry Rogliano Salles
                Seascope Offshore

                in the case of any crude oil or other products tanker, by three leading shipbrokers active in the tanker market appointed by the Borrower from the following list of brokers:-

                Mallory Jones Lynch Flynn & Associates
                H Clarkson & Co. Ltd.
                Bassoe A/S
                Fearnleys A/S
                Simpson Spence & Young Shipbrokers
                Brostrom Tankers AB

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                or any other brokers nominated by the Borrower and approved by the Agent.

                For this purpose, any current valuation of a Mortgaged Ship provided pursuant to Clause 9.4(G) shall satisfy the Borrower's obligation to provide a broker valuation for such Mortgaged Ship pursuant to this Clause.

                The value of any linkspan owned by any member of the Stena AB Group shall be its book value (as determined in accordance with Swedish GAAP).

         (E)    VALUATION OF NEWBUILDING CONTRACTS

                Any vessel under construction owned by, or contracted for delivery on completion to, any member of the Stena AB Group (whether as owner or pursuant to a Capitalised Lease Obligation) and any contract entered into for the construction of such a vessel shall be valued at its book value (as determined in accordance with Swedish GAAP).

         (F)    VALUATION OF PORTS

                The value of any port shall be the amount (expressed in Dollars by reference to exchange rates prevailing on the Reference Date) determined as the earnings before interest, taxes, depreciation and amortisation in respect of the relevant port as shown in the then latest audited accounts of the owner of the relevant port multiplied by six and one half (6.5).

                For this purpose, any current valuation of Holyhead Port and Stranraer Port provided pursuant to Clause 9.4(H) shall satisfy the Borrower's obligation to provide a valuation for such Port pursuant to this Clause 14.21(F).

         (G)    VALUATION OF OTHER REAL ESTATE

                The value of any real estate (other than ports) owned by any member of the Stena AB Group shall be the value thereof as determined by the management of the relevant owning company as being its market value.

         (H)    VALUE OF STRATEGIC INVESTMENTS

                The value of any Strategic Investment held or owned by any member of the Stena AB Group shall be:-

                (i) in the case of any listed securities or shares, their market value; and

                (ii) in the case of any other Strategic Investment, its book value as determined in accordance with Swedish GAAP and the accounting policies of the Stena AB Group or otherwise as determined by such method of valuation as shall from time to time be agreed between the Agent (acting on the instructions of the Majority Banks) and the Borrower having regard to the nature of the relevant Strategic Investment.

         (I)    VALUATION OF OTHER ASSETS

                The value of any other assets not referred to in (D) to (H) above owned by any member of the Stena AB Group shall be the book value thereof as determined in

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                accordance with Swedish GAAP and the accounting policies of the
                Stena AB Group.

14.22    PROHIBITION ON AMENDMENTS TO, AND REFINANCING OF, THE SIBV $275M
         FACILITY

         The Borrower shall not:-

         (A) without the prior written consent of the Lenders and the Standby Lender, agree to any amendment to the SIBV $275m Facility Agreement which has the effect of either (i) increasing the aggregate committed amount of the SIBV $275m Facility (but excluding the restoration of any suspended portion of the commitments by the provision of substitute security under Clause 5.3(E) of the SIBV $275m Facility Agreement) or (ii) amending the amount and/or date of any scheduled reduction in such facility or (iii) extending the scheduled cancellation date for such facility or (iv) amending the provisions requiring part of such facility to be cancelled upon a sale or Total Loss or other relevant disposal of any of the assets mortgaged or charged as security for the Borrower's obligations under the SIBV $275m Facility Agreement; or

         (B) refinance the SIBV $275m Facility on or before the scheduled maturity thereof.

15       SHIP AND LINKSPAN COVENANTS : INSURANCE

15.1     DURATION

         Stena AB and the Borrower undertake to the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks that throughout the Security Period they will procure that in relation to each Mortgaged Ship and each Mortgaged Linkspan:-

         (A) during any period for which the Ship or Linkspan is in service under a bareboat charter to a charterer which is not a member of the Stena AB Group, the Shipowner and each Stena Charterer of the relevant Ship or Linkspan will use its reasonable endeavours to procure that:-

                (i) the covenants as to insurance of the relevant Ship or Linkspan in such bareboat charter are complied with by such charterer so that the insurances are maintained in force in accordance with the requirements of that bareboat charter;

                (ii) the rights of the Security Agent are protected by the endorsement of loss payable clauses on the Insurances (other than any Insurances for the benefit of such charterer and which are not for the benefit of the Shipowner or are effected in excess of the amount of cover required to be effected by the charterer under the terms of the relevant charterer) which, subject to the rights of any assignee under a Prior Security Document, will provide for payment to the Security Agent of all moneys in respect of Total Loss proceeds and, in the case of a Mortgaged Ship or Mortgaged Linkspan (but only on terms that such claims shall be paid to the relevant charterer insofar as the relevant moneys belong to the charterer and may not be applied by the relevant Shipowner or any Stena Charterer in or towards payment of any amounts owing to them by such charterer pursuant to the relevant charter and shall not otherwise be applied in or

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                       towards payment of amounts owing under any of the
                       Security Documents) Major Casualty claims; and

                (iii) in the case of a Mortgaged Ship or Mortgaged Linkspan which is let on bareboat charter hereafter, the relevant bareboat charter includes obligations on the charterer not materially less favourable to the Shipowner or Stena Charterer as disponent owner than those set out in
                       Schedule 10;

                provided that following the occurrence of an Event of Default and for so long as such Event of Default is continuing, subject to the rights of any assignee under a Prior Security Document, the Borrower shall procure that the Shipowners and each Stena Charterer will comply with the directions of the Security Agent in relation to the exercise of its rights in relation to the Insurances relating to each Mortgaged Ship and Mortgaged Linkspan;

         (B) during any period for which the Ship or Linkspan is not employed on such a bareboat charter, the Shipowner will comply and/or procure that any Stena Charterer who is chartering the Ship or Linkspan under a bareboat charterer will comply with the covenants set out in Clauses 15.2 through 15.19 and will execute and deliver in favour of the Security Agent or, in the case of m.v. "Stena Germanica" (as long as she remains owned by Scandlines subject to the Stena Germanica Mortgage), the Borrower a Charterer's Subordination Undertaking and a Charterer's Insurance Assignment on or before delivery of the Ship and/or Linkspan to the relevant Stena Charterer under the charter; and

         (C) the aggregate value of the Insurances placed in respect of Total Loss and which, subject to the relevant Ship Mortgage and/or Insurance Assignment and/or Charterer's Insurance Assignment, are receivable and which may be retained by the Shipowners in respect of the Mortgaged Ships which are subject to a Ship Mortgage then ranking with first priority and by the sellers of any Transferred Ships which are subject to a Receivables Assignment then ranking with first priority (when aggregated to the value of the insurances taken out pursuant to Clause 17.2 in respect of those Ports, if any, which are subject to a Port Mortgage then ranking with first priority) is at all times during the Security Period not less than 120% of the total of the Commitments and the Standby Commitment.

15.2     RISKS INSURED AND AMOUNT OF COVER

         Each Shipowner shall insure its Mortgaged Ships and Mortgaged Linkspans (if any) and keep them insured in the name of the Shipowner and any other persons with an insurable interest therein against:-

         (A) in the case of a Mortgaged Ship, fire and insurance marine risks (including excess risks) and war risks on an agreed value basis for not less than the market value of the Ship (for which purpose the Ship shall be assessed with the benefit of any charterparty being or to be performed by the Ship unless the value would be greater if that charterparty were not taken into account in which case the Ship shall be valued without the benefit of any such charterparty);

         (B) in the case of a Mortgaged Ship, protection and indemnity risks in the maximum amount available to the Shipowner for the Ship from any member of the IGA or, if the IGA has disbanded and there is no successor or replacement body of

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                associations, such leading protection and indemnity association or body as may be selected by the relevant Shipowner or Stena Charterer;

         (C) in the case of a Mortgaged Ship, all other risks whatsoever which are customarily insured against by leading operators of vessels of the same age and type as in accordance with then current industry practice and taking account of the areas in which the Ships may trade from time to time;

         (D) in the case of a Mortgaged Linkspan, loss or damage by fire, theft, storm or accident and such other risks and matters in respect of which the Linkspan is for the time being required by statute or otherwise to be insured against and generally in accordance with any relevant good shipping industry practice, for not less than the original cost of the Linkspan;

         (E) in the case of a Mortgaged Linkspan, third party claims arising in respect of damage to and loss of property or death or injury to third parties arising directly or indirectly out of the ownership, management, use or operation of the Linkspan or the chartering thereof; and

         (F) in the case of a Mortgaged Linkspan, all other risks whatsoever which are customarily insured against by leading operators of linkspans of the same age and type as the Linkspan in accordance with then current industry practice and taking account of the area in which the Linkspan is from time to time located.

15.3     PORT RISK COVER

         While a Mortgaged Ship is laid up, port risk insurance may be taken out on such Ship by the relevant Shipowner instead of hull insurance, on normal market terms.

15.4     TERMS OF COVER

         Each Shipowner shall procure that the Insurances for its Mortgaged Ship and Mortgaged Linkspans (if any) shall:-

         (A) be effected through the Approved Brokers and reputable independent insurance companies and/or underwriters in Europe, North America, the Far East and other established insurance markets in OECD countries except that the insurances against protection and indemnity risks may be effected by the entry of the Ship with such protection and indemnity associations which are members of the IGA or, if the IGA has disbanded and there is no successor or replacement body of associations, other leading protection and indemnity associations and the insurances against war risks may be effected by the entry of the Ship with leading war risks associations;

         (B) provide that all amounts payable thereunder shall be payable in Dollars, Sterling, Euro or any other currency approved by the Security Agent (such approval not to be unreasonably withheld);

         (C) in all other respects be in a form and on terms customary in the insurance markets in which the cover is placed and/or as otherwise approved by the Security Agent (such approval not to be unreasonably withheld or delayed).

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15.5     NOTICE OF ASSIGNMENT OF INSURANCES AND ENDORSEMENT OF THE SECURITY
         AGENT'S INTERESTS

         Each Shipowner and Stena Charterer (as the case may be) shall forthwith upon execution by it of the relevant Insurance Assignment or Deed of Covenants or Charterer's Insurance Assignment to be entered into by it in respect of any Mortgaged Ship or Mortgaged Linkspan:-

         (A) execute a Notice of Assignment of Insurances in respect of the relevant Ship or Linkspan in the form required by the terms of such Insurance Assignment or Deed of Covenant or Charterer's Insurance Assignment and in accordance with normal market practice serve the same on all brokers, insurance companies, underwriters, protection and indemnity and/or war risks associations through whom any of the policies or entries relating to the Insurances of such Ship or Linkspan are effected; and

         (B) procure that the interests of the Security Agent in the Insurances of such Ship or Linkspan shall be endorsed upon all slips, cover notes, policies, certificates of entry and other instruments of insurance issued or to be issued in connection with the Insurances by means of the incorporation therein of the relevant Loss Payable Clause required by the terms of such Insurance Assignment or Deed of Covenant or Charterer's Insurance Assignment and the attachment thereto of the relevant Notice of Assignment of Insurances referred to in Clause 15.5(A) and/or by such other means and/or in such other form as is customary or appropriate in the insurance market in which the cover is placed and/or as the Security Agent shall otherwise reasonably require and, in the event that any further Mortgaged Ship or Mortgaged Linkspan is delivered to any Stena Charterer under a demise charter after the date of the relevant Charterer's Insurance Assignment entered into by it, such Stena Charterer shall perform its obligations under paragraphs
         (A) and (B) above in respect of such Mortgaged Ship or Mortgaged Linkspan forthwith upon its delivery to such Stena Charterer.

15.6     LETTERS OF UNDERTAKING

         Each Shipowner shall procure that the Approved Brokers and any protection and indemnity or war risks association in which its Ship may from time to time be entered shall deliver to the Security Agent a letter or letters of undertaking in such form as the Security Agent may reasonably require having regard to the then current market practice and the practices prescribed by the IGA or any successor association or body and/or the Lloyds Insurance Brokers' Committees and/or any other professional association of which the Approved Brokers are members.

15.7     DEPOSIT AND PRODUCTION OF INSURANCE DOCUMENTS

         Each Shipowner shall procure in respect of its Mortgaged Ship and Mortgaged Linkspans (if any):-

         (A) that all original slips, cover notes, policies, certificates of entry and other instruments of insurance issued from time to time in respect of those of the Insurances in respect of its Ship and Linkspans (if any) which are effected through Approved Brokers shall forthwith be deposited with such Approved Brokers and (subject to the rights of any assignee under a Prior Security

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                Document) shall thereafter be held by the Approved Brokers to the order of the Security Agent upon and subject to such terms as the Security Agent shall reasonably require having regard to the then current market practice and subject to the rights of any prior assignee thereof;

         (B) that, as soon as reasonably practicable upon the Security Agent's request therefor, certified copies of the instruments of insurance referred to in paragraph (A) above shall be produced to the Security Agent by the Approved Brokers;

         (C) that, forthwith upon the Security Agent's request therefor, certified copies of all certificates of entry and policies relating to the Ship's entry with any protection and indemnity association or war risks association shall be produced to the Security Agent by such protection and indemnity and/or war risks association (as appropriate).

15.8     PAYMENT OF PREMIUMS AND CALLS

         Each Shipowner shall punctually pay all premiums, calls, contributions or other sums payable in respect of the Insurances and shall produce to the Security Agent all relevant receipts or other evidence of payment when so required by the Security Agent.

15.9     WAIVER OF BROKER'S LIEN

         Where any of the insurances effected through Approved Brokers form part of a fleet cover and such Approved Brokers are or would be entitled to exercise rights of set-off or cancellation in relation to claims under such Insurances relating to a Mortgaged Ship or Mortgaged Linkspan for non-payment of premiums in respect of other vessels or linkspans covered by the same Insurances, such Shipowner shall use its reasonable endeavours (having regard to then current market practice including the practice prescribed by the Lloyds Insurance Brokers' Committee and/or any other professional association of which the Approved Brokers are members) to procure that the Approved Brokers shall undertake to the Security Agent:-

         (A) not to exercise against the policy or against any claims in respect of the Ship or Linkspan (as the case may be) any lien or right of set off for unpaid premiums in respect of vessels or linkspans other than the Ship or Linkspan covered under such fleet cover or for unpaid premiums in respect of any other such policies of insurance;

         (B) not to cancel the insurances for the Ship or Linkspan or by reason of the non-payment of premiums for vessels or linkspans (other than any Mortgaged Ships or Mortgaged Linkspans) covered by such fleet cover;

         or, in lieu of the undertakings referred to in paragraphs (A) and (B) to issue a separate policy of insurance in respect of the Ship or Linkspan (as the case may be) as and when the Security Agent may reasonably so require.

15.10    RENEWAL OF INSURANCES

         Each Shipowner shall renew the Insurances (or relevant part thereof) in respect of its Mortgaged Ship and Mortgaged Linkspans (if any) before the relevant policies, contracts or entries expire and shall procure that the Approved Brokers and/or the relevant protection and indemnity association or war risks association or relevant Approved

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         Manager shall promptly confirm in writing to the Security Agent as and when each such renewal has been effected.

15.11    EXECUTION OF GUARANTEES

         Each Shipowner shall promptly arrange for the execution and delivery of such guarantees in respect of its Mortgaged Ship as may from time to time be required by any protection and indemnity or war risks association in accordance with its rules or the terms of entry of the Ship.

15.12    INFORMATION FROM BROKERS

         Each Shipowner shall procure that the Approved Brokers and the managers of any protection and indemnity and/or war risks association with which its Ship is entered shall give to the Security Agent such information as to the Insurances relating thereto as the Security Agent may reasonably request.

15.13    RESTRICTION ON AMENDMENTS TO COVER

         No Shipowner shall without the prior consent of the Security Agent (such consent not to be unreasonably withheld or delayed), make any alteration to the terms of any of the Insurances of a Mortgaged Ship or Mortgaged Linkspan which would or could reasonably be expected to have a material adverse effect on the rights or interests of the Security Agent nor shall any Shipowner take any action or omit to take any action or suffer any act or omission which would or would be likely to render any of the Insurances invalid, void, voidable, suspended, defeated or unenforceable or render any sum payable thereunder repayable in whole or in part (save and to the extent that replacement cover has been effected in accordance with this Clause 15).

15.14    MAJOR CASUALTIES RELATING TO MORTGAGED SHIPS

         In the event of a Major Casualty relating to any Mortgaged Ship the proceeds of insurance claims in respect of such Major Casualty shall, subject to the rights of any assignee under a Prior Security Document and to the rights of any charterer (other than a Stena Charterer), be paid to the Security Agent in accordance with the relevant Loss Payable Clauses and:-

         (A) if no Event of Default has occurred and is continuing, such proceeds shall be applied by the Security Agent in or towards payment on behalf of the relevant Shipowner or bareboat charterer to the relevant repairer, salvor or other relevant creditor in respect of the cost of repairs, salvage or other charges unless the Shipowner or bareboat charterer has first fully repaired the damage or secured complete discharge of the liability insured against or otherwise made good the loss in which case the Security Agent shall reimburse the Shipowner or bareboat charterer therefor up to the amount received by the Security Agent provided however that the insurers with whom the fire and usual marine risks insurances are effected may, in the case of a Major Casualty, make payment on account of repairs in the course of being effected; or

         (B) if an Event of Default has occurred and is continuing, and the Agent has given notice in accordance with Clause 19.2 the Security Agent shall be entitled to apply such proceeds in the manner specified in Clause 11.10.

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15.15    MINOR CASUALTIES RELATING TO MORTGAGED SHIPS; CASUALTIES RELATING TO
         MORTGAGED LINKSPANS

         Each Shipowner or relevant Stena Charterer shall apply all sums receivable under the Insurances in respect of its Mortgaged Ship or Mortgaged Linkspans (as the case may be) as are paid to it in accordance with the relevant Loss Payable Clauses for the purpose of fully repairing the damage or securing complete discharge of the liability insured against or otherwise making good the loss in respect of which such sums shall have been received and/or reimbursing itself for the expense of having previously carried out such repairs, discharging such liability or making good such loss.

15.16    TOTAL LOSSES RELATING TO MORTGAGED LINKSPANS

         In the event of a Total Loss relating to any Mortgaged Linkspan the proceeds of insurance claims in respect of such Total Loss shall, subject to the rights of any prior assignee under a Prior Security Document, be paid to the Security Agent in accordance with the relevant Loss Payable Clauses and:-

         (A) if no Event of Default has occurred and is continuing, such proceeds shall be applied by the Security Agent in or towards payment on behalf of the relevant Shipowner for the purchase of a replacement Linkspan (it being a condition of such payment that the relevant Shipowner execute a Linkspan Mortgage in favour of the Security Agent immediately upon its acquisition of title to such replacement Linkspan and that, to the extent that to do so is consistent with market practice, the Shipowner assign to the Security Agent the benefit of the relevant building contract and any refund guarantee (or provide other security acceptable to the Majority Banks) where any proceeds of the Total Loss are paid over to the manufacturer or supplier of the replacement Linkspan before the relevant Shipowner acquires title thereto); and

         (B) if an Event of Default has occurred and is continuing, and the Agent has given notice in accordance with Clause 19.2 the Security Agent shall be entitled to apply such proceeds in the manner specified in Clause 11.10.

15.17    RECEIPT OF PROCEEDS BY THE SHIPOWNER

         If, despite the provisions of the relevant Loss Payable Clauses, any Shipowner or relevant Stena Charterer receives any proceeds of an insurance claim in respect of a Major Casualty relating to its Mortgaged Ship or Total Loss relating to its Mortgaged Linkspan before having repaired the damage or discharged the liability or otherwise made good the loss in respect of which the moneys are paid, such Shipowner shall, subject to the rights of any prior assignee thereof, immediately pay such proceeds to the Security Agent who shall apply them in accordance with the relevant provisions of Clause 15.14 or Clause 15.16 and until payment thereof to the Security Agent the relevant Shipowner or relevant Stena Charterer shall hold the proceeds on trust for the Security Agent.

15.18    RESTRICTION ON SETTLEMENT OF CLAIMS

         Subject to the rights of any assignee under a Prior Security Document and to the rights of any charterer (other than a Stena Charterer), no Shipowner shall without the prior written consent of the Security Agent settle, compromise or abandon any claim under the Insurances for a Total Loss or Major Casualty relating to its Mortgaged Ship or Mortgaged Linkspan (if any).

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15.19    ASSISTANCE BY THE SHIPOWNER

         Subject to the rights of any prior assignee of the Insurances each Shipowner undertakes to do all things and provide all documents, evidence and information as may be necessary to enable the Security Agent to collect or recover any moneys which at any time become due in respect of the Insurances relating to its Mortgaged Ship or Mortgaged Linkspans (if any) and for such purpose (but without limitation) such Shipowner shall permit the Security Agent if necessary to sue in that Shipowner's name.

15.20    EMPLOYMENT IN CONFORMITY WITH INSURANCE COVER

         No Shipowner will at any time employ its Mortgaged Ship or Mortgaged Linkspans (if any) or suffer them to be employed except in conformity with the terms of the Insurances (including any express or implied warranties) without first obtaining the consent to such employment of the insurers and complying with such requirements as to extra premium or otherwise as the insurers may prescribe and before allowing its Ship to enter or trade to any zone which is declared a war zone by any government or by the Ship's war risks insurers or which is rendered dangerous by reason of hostility in any part of the world (whether war be declared or not) to effect such special insurance cover so as to ensure that such Ship is fully insured against war risks in accordance with this Clause 15 while in such zone.

16       SHIP AND LINKSPAN COVENANTS : OPERATION AND MAINTENANCE

16.1     DURATION

         Stena AB and the Borrower undertake to the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks that throughout the Security Period they will procure that in relation to each Mortgaged Ship and each Mortgaged Linkspan:-

         (A) during any period for which the Ship or Linkspan is in service under a bareboat charter to a charterer which is not a member of the Stena AB Group, the Shipowner and each Stena Charterer of the relevant Ship or Linkspan will use its reasonable endeavours to procure that:-

                (i) the covenants as to registration, operation and maintenance of the relevant Ship or Linkspan are complied with by the person on whom such obligations are imposed; and

                (ii) in the case of a Mortgaged Ship or Mortgaged Linkspan which is let on bareboat charter hereafter, the relevant bareboat charter includes obligations on the charterer not materially less favourable to the Shipowner or Stena Charterer as disponent owner than those set out in
                       Schedule 10;

                provided that following the occurrence of an Event of Default and for so long as such Event of Default is continuing the Borrower shall procure that the Shipowners and each Stena Charterer will comply with the directions of the Security Agent in relation to the exercise of its rights under each charterparty or other contract of employment relating to its Mortgaged Ship and Mortgaged Linkspans (if any); and

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         (B)    during any period for which the Ship or Linkspan is not employed on a bareboat charter as described in paragraph (A) above, the Shipowner will comply and/or procure that any Stena Charterer who is chartering the Ship or Linkspan under a bareboat charter will comply with the covenants set out in Clauses 16.3 through 16.17.

16.2     SHIP AND LINKSPAN REGISTRATION

         Each Shipowner shall:-

         (A) maintain the registration of its Mortgaged Ship under the registry of the Flag State at the Port of Registry; and

         (B) maintain the registration of its Mortgaged Linkspan under the registry of the Flag State (but only if such Linkspan is capable of registry in a ship registry or other central or public registry)

         and (save pursuant to and in accordance with Clause 23.12) shall not do or omit to do anything or suffer any act or omission whereby such registration may be forfeited or imperilled.

16.3     STANDARD OF MAINTENANCE

         Each Shipowner shall keep its Mortgaged Ship and Mortgaged Linkspans (if any) in a good and efficient state of repair so as (in the case of each Ship) to entitle such Ship to its Classification with a Classification Society free of any requirement or recommendation affecting class which has not been complied with in accordance with its terms and (in the case of each Ship and Linkspan) so as to comply with all material legislation of the Flag State and all other legislation, regulations and requirements of any government, governmental agency or other regulatory authority (statutory or otherwise) from time to time applicable to such Ship and Linkspans. Each Shipowner shall procure that all appropriate repairs to or replacements of any damaged, worn or lost parts or equipment are carried out (both as regards workmanship and quality of materials) so as not to diminish the value or class of its Mortgaged Ship or Mortgaged Linkspans.

16.4     REMOVAL OF PARTS AND EQUIPMENT

         No part or item of equipment whose removal would materially reduce the value of any Mortgaged Ship or Mortgaged Linkspan shall be removed from such Ship or Linkspan unless it is replaced promptly by a suitable part or item and the replacement part or item:-

         (A) is in the same or better condition than that part or item removed or enhances the value and/or earning capacity of such Ship or Linkspan;

         (B) is (or upon its installation on board such Ship or Linkspan will become) legally and beneficially wholly owned by the relevant Shipowner;

         (C) is free from Liens other than Permitted Ship Liens and/or Liens created by any Prior Security Document; and

         (D) with effect from its installation on board such Ship or Linkspan is subject to the security constituted by the Ship Mortgage or Linkspan Mortgage (as the case may be) thereon.

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16.5     RESTRICTION ON MODIFICATIONS

         No Shipowner shall, without the prior consent of the Agent (such approval not to be unreasonably withheld or delayed), make any modifications to its Mortgaged Ship or any Mortgaged Linkspan or any part thereof which would or might materially and adversely alter the structure, type or performance characteristics of such Ship or Linkspan or materially reduce its value.

16.6     EQUIPMENT BELONGING TO THIRD PARTIES

         No Shipowner shall, without the prior consent of the Agent (such approval not to be unreasonably withheld or delayed), install on its Mortgaged Ship or Mortgaged Linkspan any equipment belonging to a third party which cannot be removed without causing significant damage to the structure or fabric of such Ship or Linkspan.

16.7     SURVEY

         Each Shipowner shall submit its Mortgaged Ship to such periodical or other surveys as may be required for classification purposes and, if so required by the Agent, such Shipowner shall supply to the Security Agent copies of all survey reports in respect thereof.

16.8     INSPECTION

         Each Shipowner shall permit surveyors or other persons appointed by the Agent to board its Mortgaged Ship at all reasonable times (but so as not to interfere with the ordinary operation of the Ship) for the purpose of inspecting her condition and her class or other records or satisfying themselves as to repairs proposed or already carried out subject to such persons and the Security Agent signing an indemnity and/or waiver letter reasonably required by the relevant shipyard or the Shipowner or relevant bareboat charterer. Each Shipowner shall afford all proper and reasonable facilities for such inspections and also for inspections of the Mortgaged Linkspans if reasonably required by the Agent.

16.9     EMPLOYMENT OF SHIPS

         No Shipowner shall knowingly or recklessly employ its Mortgaged Ship or suffer her employment in any trade or business which is forbidden by any applicable law or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a prize court or to destruction, seizure or confiscation or that may expose such Ship to penalties or sanctions.

16.10    INFORMATION

         Each Shipowner shall promptly provide the Agent with all such information which the Agent may periodically and reasonably require regarding its Mortgaged Ship and its Mortgaged Linkspans (if any), their employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise concerning such Ship or Linkspans.

16.11    PAYMENT OF TRADING EXPENSES AND WAGES

         Each Shipowner shall promptly pay all tolls, dues and other outgoings whatsoever in respect of its Mortgaged Ship, its Mortgaged Linkspans (if any) and their Insurances and

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         keep accounts in respect thereof in accordance with its current practice. As and when the Agent may so reasonably require each Shipowner shall make such accounts available for inspection on behalf of the Agent and shall provide evidence satisfactory to the Security Agent that the wages and allotments and the insurance and pension contributions of the master and crew are being regularly paid, that all deductions from crew's wages in respect of any tax and/or social security liability are being properly accounted for and that the master has no claim for disbursements other than those incurred in the ordinary course of trading on the voyage (if any) then in progress or completed prior to such inspection.

16.12    AVOIDANCE AND DISCHARGE OF OTHER LIENS

         Each Shipowner shall in accordance with good shipping industry practice pay and discharge or cause to be paid and discharged all debts, damages and liabilities whatsoever which have given rise, or may give rise, to maritime, statutory or possessory liens on or claims enforceable against its Mortgaged Ship or its Mortgaged Linkspans (if any) under the laws of all countries to whose jurisdiction such Ship or Linkspans may from time to time be subject. If any Mortgaged Ship or Mortgaged Linkspan is arrested pursuant to legal process or detained in exercise or purported exercise of any such lien or claim as aforesaid the relevant Shipowner shall use all reasonable endeavours to procure the release of the Ship or Linkspan from such arrest or detention as soon as reasonably practicable after receiving notice thereof by providing bail or taking such other steps as the circumstances may require (but, in the case of an arrest or detention as a consequence of claims or alleged claims against a charterer of such Ship or Linkspan which is not a member of the Stena AB Group, the relevant Shipowner or Stena Charterer may defer procuring such release if it reasonably considers it to be in the best commercial interests of the Stena AB Group and provided that, unless otherwise agreed by the Agent, and for so long as so doing does not involve any imminent likelihood of a sale of such Ship or Linkspan by order of any court of competent jurisdiction).

16.13    NOTICE OF MORTGAGE

         Each Shipowner will do everything necessary under the laws of any relevant jurisdiction for the purpose of perfecting and maintaining the Ship Mortgage in relation to its Mortgaged Ship and the Linkspan Mortgage in relation to each of its Mortgaged Linkspans (if any) as a valid and enforceable mortgage and for preserving the priority of such Ship Mortgage and Linkspan Mortgage and, in particular (but without limitation), it will keep on board its Ship each such document or record as may be required by law and cause such particulars relating to the relevant Ship Mortgage and Linkspan Mortgages to be recorded as may be required by law.

16.14    NOTIFICATION OF CERTAIN EVENTS

         Each Shipowner shall notify the Agent by telefax promptly upon the same coming to its knowledge and in reasonable detail of:-

         (A) any casualty to its Mortgaged Ship which is or is likely to be a Major Casualty;

         (B) any occurrence in consequence whereof its Mortgaged Ship or any Mortgaged Linkspan has become or is likely to become a Total Loss;

         (C) any requirement or recommendation made by its Classification Society or by any competent authority in respect of its Mortgaged Ship which has not been complied with by the date by which it is required to be complied with (as

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                extended by agreement with the Classification Society) other than any such requirement or recommendation the imposition of which is being contested in good faith by the relevant Shipowner;

         (D) any arrest or detention of its Mortgaged Ship or any Mortgaged Linkspan or the exercise or purported exercise of any lien on such Ship or Linkspan;

         (E) its Mortgaged Ship or, if capable of registration, its Mortgaged Linkspan ceasing to be registered under the laws of its Flag State or anything which is done or omitted to be done whereby such registration may be imperilled.

16.15    RESTRICTIONS ON EMPLOYMENT

         Except with the prior written consent of the Agent, no Shipowner and no Stena Charterer shall let or employ a Mortgaged Ship or a Mortgaged Linkspan:-

         (A)    on demise charter for any period;

         (B) on any time or consecutive voyage charter or (in respect of a rig or drilling unit) under any drilling contract for a term which exceeds or which by virtue of any optional extensions therein contained may exceed twenty-five (25) months' duration; or

         (C) on terms which permit the charterer or operator to purchase the Ship or Linkspan (save for an option price which reflects the market value of such Ship or Linkspan at the time the relevant option is exercisable or a reasonable pre-estimate of such value having regard to the other terms of the relevant charter and save for a charter which is a hire purchase or conditional sale agreement on Credit Terms);

         provided however that:-

                (i) no such consent shall be required in respect of a charter to a Stena Charterer provided that the relevant Stena Charterer has executed and delivered to the Agent a Charterer's Subordination Undertaking and (if the charter is a demise charter) a Charterer's Insurance Assignment in relation to the Mortgaged Ship and (if relevant) the Mortgaged Linkspans and the Approved Manager shall have delivered to the Security Agent a Manager's Subordination Undertaking in relation thereto; and

                (ii)   in respect of the matters referred to in sub-paragraph
                       (B) of this Clause 16.15 the Agent's consent shall be deemed to have been given thereto if the relevant Shipowner shall not have been informed by the Agent either in writing or by word of mouth that such consent is refused within two (2) Banking Days in Gothenburg and London of the time at which the relevant Shipowner's application for such consent was received by the Agent; and

                (iii) the Agent shall not unreasonably withhold its consent to any charter or drilling contract and it shall not for this purpose be reasonable to withhold consent or to impose conditions on its consent either (a) by reason of the failure of the proposed charterer (other than a Stena Charterer) or operator to agree to grant an assignment of its interest in the Insurances of the Ship and/or Linkspan and/or to agree to subordinate its rights in respect of the Ship and/or Linkspan and/or to agree to subordinate its rights in respect of the

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                       Ship and/or Linkspan to those of the Security Agent as
                       its mortgagee and/or assignee of its Insurances (in each case either at all or on terms required by the Agent) and/or to agree the terms of the relevant charter or drilling contract reflecting or containing the provisions of Clauses 15 and/or 16 or (b) by reason of the duration of the charter or drilling contract and/or the identity and/or creditworthiness of the charterer or operator or
                       (c) by reason of the relevant Shipowner and/or any charterer (including a Stena Charterer) and/or any operator failing to agree to assign its rights under the relevant charter or drilling contract and/or in respect of the Earnings of the Ship and/or Linkspan as security for the obligations of the Borrower pursuant to the Security Documents or (d) by reason of any bareboat charterer or operator of a rig or drilling unit (other than a Stena Charterer) requiring the Security Agent as mortgagee to enter into a quiet enjoyment undertaking in its favour in substantially the form set out in Schedule 12 or such other form as the Borrower may reasonably require which is not materially more onerous on the Security Agent than that set out in Schedule 12 (in which case the Security Agent undertakes to issue such undertaking). The Security Agent further undertakes to issue a quiet enjoyment undertaking in such form in favour of any other charterer or operator of a rig or drilling unit (other than a Stena Charterer) if required by the Borrower in respect of any drilling contract or charter for which the Agent's consent is not required under this Clause 16.15.

16.16    MANAGEMENT

         No Shipowner or Stena Charterer shall appoint any manager of a Mortgaged Ship or Mortgaged Linkspan other than an Approved Manager and each Approved Manager of a Mortgaged Ship or Mortgaged Linkspan so appointed by any Shipowner or Stena Charterer shall execute and deliver to the Security Agent a Manager's Subordination Undertaking in relation to each of the Mortgaged Ships and Mortgaged Linkspans from time to time managed by it.

16.17    ISM COMPLIANCE

         Each Shipowner shall comply, or procure that any other relevant person such as the Approved Manager or bareboat charterer who has assumed the responsibility for operation of its Mortgaged Ship for the purposes of the ISM Code will comply, with the ISM Code or any replacement thereof.

17       COVENANTS IN RESPECT OF THE PORTS

17.1     DURATION

         Stena AB and the Borrower undertake to the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks that throughout the Security Period they will procure that in relation to each Mortgaged Port the Port Owner will comply with the covenants set out in Clauses 17.2 through 17.16.

17.2     INSURANCE

         Save where the provisions of Clause 17.4 are applicable, each Port Owner shall:-

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         (A)    insure and keep insured all such buildings, fixtures, fittings, plant and machinery on its Mortgaged Port as are in each case used or required in the ordinary course of the Stena AB Group's business (other than those in respect of which the Security Agent agrees that insurance is not reasonably required) with such insurer and against such risks and in such amounts (being no less than their full reinstatement value if realistically capable of being so severely damaged as to require reinstatement) and otherwise upon such terms as the Security Agent may reasonably require;

         (B) use its best endeavours to procure that a note of the Security Agent's interest is endorsed on all insurance policies relating thereto; and

         (C) (if the Security Agent so requires but subject to the rights of any mortgagee or chargee pursuant to a Prior Mortgage) produce to or deposit with the Security Agent all such insurance policies in respect of its Mortgaged Port and the receipts for all premiums and other payments necessary for effecting and keeping up such policies.

17.3     SECURITY AGENT'S RIGHT TO REMEDY BREACH OF INSURANCE COVENANTS

         If a Port Owner fails to comply with any of its obligations under Clause 17.2 in respect of its Mortgaged Port (whether or not the Port Mortgage relating thereto shall have become enforceable) the Security Agent may, but without being under any duty to do so, itself insure and keep insured any of the buildings, fixtures, fittings, plant and machinery which the relevant Port Owner has in Clause 17.2 covenanted to insure in each case in accordance with the provisions of Clause 17.2 and the Port Owner shall be liable to the Security Agent for the expense of the Security Agent in so doing.

17.4     LEASEHOLD PROPERTY INSURED BY LESSOR

         If the interest of any Port Owner in its Mortgaged Port or any part thereof is leasehold and the lessor (or any superior lessor) covenants to insure (or procure the insurance of) the same the relevant Port Owner shall:-

         (A) provide the Security Agent with details of the insurance of such Port and provide the Security Agent with a copy of the insurance policies and any subsequent endorsements if such Port Owner has the right to obtain the same from the landlord and has so obtained the same;

         (B) provide the Security Agent with receipts or other evidence of the payment of all premiums under such policies of insurance if such Port Owner has the right to obtain the same from the landlord and has so obtained the same;

         (C) insure separately (in accordance with the provisions of Clause 17.2) against such risks as are referred to in Clause 17.2 for additional sums required by the Security Agent (or failing such requirement in accordance with the practice in respect of assets of the same type from time to time current amongst prudent businessmen) not insured by the lessor but only to the extent that such Port Owner is not prohibited from doing so under the terms of the relevant lease; and

         (D) take all steps open to it to enforce the insurance and (unless the Security Agent agrees otherwise) reinstatement covenants on the part of the lessors and any superior lessors. The Security Agent shall not unreasonably withhold its approval

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                to a request from the relevant Port Owner that it terminate the relevant lease in lieu of enforcing the reinstatement covenants therein if, in the reasonable opinion of such Port Owner, it would be commercially advantageous to it to do so.

17.5     NOTIFICATION AND SETTLEMENT OF INSURANCE CLAIMS

         The relevant Port Owner shall as soon as possible give notice to the Security Agent of all claims in respect of its Mortgaged Port made under each policy of insurance referred to in Clause 17.2 and 17.4 estimated to be in excess of $2,000,000 (or the equivalent in any other currency) and of all facts and matters relating to such claims. Subject to complying with its obligations to any lessor or tenant under any existing lease, the relevant Port Owner shall not agree to the settlement of any such claim without the prior written consent of the Security Agent.

17.6     APPLICATION OF INSURANCE PROCEEDS

         Subject to the obligations of the relevant Port Owner to any tenant in respect thereof and subject to the rights of any mortgagee or chargee pursuant to a Prior Mortgage, all sums at any time payable under any policies of insurance relating to a Mortgaged Port shall be paid to the Security Agent and shall be applied in making good or recouping expenditure in respect of the loss or damage for which such moneys are received or as the Security Agent may otherwise require (and if the same is not paid directly to the Security Agent or any prior mortgagee or chargee by the insurers then the relevant Port Owner shall hold the same on trust for the benefit of the Security Agent and shall account to the Security Agent accordingly) provided however that until the Security Agent otherwise requires by notice in writing to the relevant Port Owner, such Port Owner will not be required so to pay to the Security Agent any such sums in respect of any claim for $2,000,000 (or the equivalent in any other currency) or less.

17.7     REPAIR

         Each Port Owner shall keep its Mortgaged Port in good and substantial repair and condition and (when necessary) replace all such buildings, fixtures, fittings, plant and machinery thereon as are in each case used or required in the ordinary course of the Stena AB Group's business but not where the relevant Port Owner reasonably considers that repair or replacement is not necessary or desirable to enable it efficiently to carry on its business.

17.8     SECURITY AGENT'S RIGHT TO REMEDY BREACH OF REPAIR COVENANTS

         Subject to the rights of any mortgagee or chargee pursuant to a Prior Mortgage, if a Port Owner fails to comply with any of its obligations under Clause 17.7 in respect of its Mortgaged Port (whether or not the Port Mortgage relating thereto shall have become enforceable) the Security Agent may, but without being under any duty to do so, itself repair any such buildings, fixtures, fittings, plant and machinery which the relevant Port Owner has in Clause 17.7 covenanted to repair (and for such purpose the Security Agent may enter upon the Mortgaged Port or any part thereof without being deemed to have gone into possession thereof).

17.9     MAINTENANCE

         None of the Port Owners will, without the prior written consent of the Security Agent (such consent not to be unreasonably withheld), pull down or remove the whole or any

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         part of any buildings on its Mortgaged Port or sever or unfix or remove any of the fixtures thereon or (except for the purpose of effecting necessary repairs thereto or of replacing the same with new or improved models or substitutes) remove any of the plant and machinery forming part of such Mortgaged Port except where:-

         (A) it is required to do so pursuant to any mandatory local authority or other requirement;

         (B) the effect of doing so will not materially reduce the value of such Mortgaged Port;

         (C) if there is a material reduction in the value of such Mortgaged Port following the removal of any plant or machinery therefrom, such plant or machinery is removed to another Mortgaged Port which is subject to a Port Mortgage in favour of the Security Agent and there is an increase in the value of that Mortgaged Port commensurate with the decrease in value of the first Mortgaged Port; or

         (D) the relevant building, fixture, plant or machinery is disposed of in accordance with Clause 9.4.

17.10    NOTIFICATION OF PLANNING AUTHORITY NOTICES, ETC.

         Each of the Port Owners will, within seven (7) days after becoming aware thereof, give to the Security Agent a copy of any notice, order, direction, designation, resolution or proposal having specific application to its Mortgaged Port or any part thereof or to the locality in which the same is situate given or made by any planning authority or other public body or authority whatsoever the compliance with which is likely to have a material adverse effect on the value of the Mortgaged Port concerned and (if the Security Agent so requires or if such Port Owner is obliged by law to do so and so decides) that it will forthwith and at the cost of such Port Owner take all reasonable and necessary steps to comply with any such notice, order, direction, designation or resolution and make or join with the Security Agent in making such objections or representations in respect of any such proposal as the Security Agent may require.

17.11    PERFORMANCE OF COVENANTS

         Each of the Port Owners will:-

         (A) observe and perform all material covenants, stipulations and conditions to which its Mortgaged Port or any part thereof or the user thereof is now or may hereafter be subjected so far as the same are still subsisting and capable of being enforced and of which such Port Owner receives written notice that it is in breach thereof from the person entitled to enforce the same (including all material covenants and obligations of such Port Owner as lessor);

         (B) (without prejudice to the generality of the foregoing) as regards any lease under which all or any part of its Mortgaged Port is held, duly and punctually pay all rents due or to become due thereunder and perform and observe all the material covenants and conditions on the part of the tenant which are therein contained; and

         (C) notify the Security Agent of any material claim, notice or proceedings in respect of any (alleged) breach of any of the foregoing.

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17.12    RESTRICTION ON LICENCES, TENANCIES AND LEASES

         Except with the prior written consent of the Security Agent (which consent shall not be unreasonably withheld and which shall not be withheld at all where the relevant Port Owner is contractually obliged to any existing lessor or tenant to perform the act for which the Security Agent's consent is required), no Port Owner shall grant or agree to grant or vary or agree to vary any licence or tenancy affecting all or any part of its Mortgaged Port nor exercise the powers of leasing or agreeing to lease or of accepting or agreeing to accept surrenders conferred by Sections 99 and 100 of the Law of Property Act 1925 nor in any other way dispose or agree to dispose of or create any legal or equitable estate or interest in or otherwise part with or share possession or occupation of its Mortgaged Port or any part thereof to or with any person (other than another member of the Stena AB Group) where this would materially and adversely affect the value of the Port or the profitability of the business carried out thereat.

         It is agreed for the purpose of this Clause 17.12 that there will be no material and adverse effect on the value of a Mortgaged Port or the profitability of any business carried out thereat where:-

         (A) the relevant Port Owner grants a lease or licence of any part of the Port for a term not exceeding twenty five (25) years on proper commercial terms with rents to be reviewed at reasonable intervals of not more than five (5) years if appropriate and at either:-

                (i) the best rent reasonably obtainable in the open market without taking a fine or premium or other capital consideration; or

                (ii) at a lower rent where the relevant Port Owner is satisfied that it is in the best commercial interests of the business carried on at the Port that the lease or licence should be granted; and

         (B) in any case where the term of any lease is for not more than five (5) years the letting excludes the provisions of Sections 24 to 28 of the Landlord and Tenant Act 1954

         and such lease or licence would have no material adverse effect on the use of the Port for the purpose of any undertaking carried on at the Port.

17.13    LAND REGISTRATION ACTS 1925 TO 1986

         In respect of any Port situated in England and Wales, each of the Port Owners shall procure that no person shall be registered under the Land Registration Acts 1925 to 1986 as proprietor of its Mortgaged Port or any part thereof who is not now or when the same is acquired by the relevant Port Owner so registered without the prior written consent of the Security Agent (provided always that this restriction shall not apply to any lease granted pursuant to Clause 17.12) and the relevant Port Owner shall be liable for the costs incurred by the Security Agent in lodging from time to time cautions against the first registration of title at H.M. Land Registry to its Mortgaged Port.

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17.14    RESTRICTION ON DEVELOPMENT

         Each of the Port Owners undertakes in respect of its Mortgaged Port that, where this would materially and adversely affect the value of its Mortgaged Port, it will not without the prior written consent of the Security Agent:-

         (A) carry out or permit or suffer to be carried out any development (as defined in the Planning Acts) on such Mortgaged Port or any part thereof; or

         (B) materially change or permit or suffer to be materially changed the user of the such Mortgaged Port or any part thereof.

17.15    COMPLIANCE WITH PLANNING ACTS

         None of the Port Owners will do or omit or permit or suffer to be done or omitted any act, matter or thing in, on or respecting its Mortgaged Port or any part thereof which is required to be omitted or done by the Planning Acts or any other Acts or statutory provisions whatever or which shall contravene the provisions of such Acts or any of them and each Port Owner will at all times indemnify and keep indemnified the Security Agent against all actions, proceedings, costs, expenses, claims and demands whatsoever in respect of any such matter or thing contravening the provisions of the said Acts or any of them as aforesaid.

17.16    PAYMENT OF OUTGOINGS

         Each of the Port Owners will pay, and indemnify the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks against, all claims in respect of rates, taxes, duties, charges, assessments and outgoings assessed or charged upon its Mortgaged Port or payable by the owner or occupier.

17.17    INSPECTION

         Each of the Port Owners undertakes in respect of its Mortgaged Port that it will permit the Security Agent and any duly authorised agent, architect or surveyor of the Security Agent to have access to such Port or any part thereof at all reasonable times (but so as not to interfere with the ordinary conduct of business at such Port) upon prior appointment for the purpose of inspecting the same.

18       CONDITIONS

18.1     DOCUMENTS AND EVIDENCE

         The obligation of each Bank to make its Commitment available and of the Standby Lender to make the Standby Commitment available and of the New Guarantee Provider to issue Bank Guarantees shall be subject to the condition that the Agent, or its duly authorised representative, shall have received all the documents and evidence specified in Part 1 of
         Schedule 8 in form and substance satisfactory to the Agent.

18.2     GENERAL CONDITIONS PRECEDENT

         The obligation of each Bank to make its Commitment available and of the Standby Lender to make the Standby Commitment available and of the New Guarantee Provider to issue Bank Guarantees shall be subject to the further conditions that, as at the Availability Date:-

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         (A)    the representations and warranties contained in Clauses 13.1 and
                13.2 are true and correct on and as of the Availability Date as if each was made with respect to the facts and circumstances existing at such time;

         (B) no Default shall have occurred and be continuing or would result from the making of an Advance or a drawing under the Standby Facility or the issue of a Bank Guarantee on the Availability Date; and

         (C) no material adverse change has occurred in the business, financial condition or prospects of the Stena AB Group or the Stena International Group as a whole from that shown in the information memorandum dated September 2002 prepared by J. P. Morgan plc and received by the Banks.

18.3     WAIVER OF CONDITIONS PRECEDENT

         The conditions specified in this Clause 18 are inserted solely for the benefit of the Banks and the Standby Lender and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instruction of all the Banks (in respect of any Advance or Bank Guarantee) or on the instructions of the Standby Lender (in respect of any drawing under the Standby Facility) without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance or Bank Guarantee or drawing under the Standby Facility.

18.4     FURTHER CONDITIONS PRECEDENT IN RESPECT OF BANK GUARANTEES

         Not later than three (3) Banking Days prior to the date on which a Bank Guarantee is to be issued, the Agent may request and the Borrower shall, not later than two (2) Banking Days prior to such date, deliver to the Agent on such request, in relation only to the issue of such Bank Guarantee, further favourable certificates and/or opinions as to any or all of the relevant matters which are the subject of Clauses 13, 14, 15, 16, 17, and 19.

18.5     NOTIFICATION TO BANKS

         The Agent shall notify the Banks promptly after receipt by it of the documents and evidence referred to in Clause 18.1 in form and substance satisfactory to it.

19       DEFAULT

19.1     EVENTS OF DEFAULT

         Each of the events set out below is an Event of Default:-

         (A)    NON-PAYMENT

                any Security Party does not pay within three (3) Banking Days of the due date any amount payable by it under any Security Document at the place and in the currency in which it is expressed to be payable or, in the case of amounts due on demand, within seven (7) Banking Days of receipt of the relevant demand;

         (B)    BREACH OF OTHER OBLIGATIONS

                any Security Party fails to comply with any other provision of any Security Document in a material respect and (unless in the reasonable opinion of the Agent incapable of remedy) such action as the Agent may require shall not have been

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                taken within a period of twenty one (21) days of the Agent notifying the relevant Security Party of such default and of such required action or within two (2) Banking Days of such notification in relation to any breach of any insurance covenant leading to a possible avoidance of insurance cover;

         (C)    MISREPRESENTATION

                any representation or warranty made or repeated by any Security Party in any Security Document or in any certificate, statement or opinion delivered by or on behalf of any Security Party thereunder or in connection therewith is incorrect in a material respect when made or repeated and (unless in the reasonable opinion of the Agent incapable of remedy) action has not been taken by the relevant Security Party to ensure that such representation or warranty is rendered correct within twenty one
                (21) days of the Agent notifying the relevant Security Party;

         (D)    CROSS-ACCELERATION

                at any time the aggregate amount at such time of:-

                (i) the amount of any Debt of the Security Parties which is not paid when due or within any originally applicable grace period relating thereto and remains unpaid or which has been declared due and payable prior to the date when it would otherwise have become due (unless as a result of the exercise by the relevant person of a voluntary right of prepayment or upon mandatory prepayment as a result of a change of law or other circumstances not constituting an event of default under, or breach of, any agreement regulating and/or securing the relevant Debt) and such declaration has not been cancelled or withdrawn; and

                (ii) any amounts demanded of, but not paid when due and remaining unpaid by, the Security Parties under any guarantee in respect of Debt (other than Debt referred to in sub-paragraph (i) of this paragraph)

                exceeds $15,000,000;

         (E)    WINDING-UP

                any order is made or resolution passed or other action taken without the prior written consent of the Majority Banks for the suspension of payments or resulting in the dissolution, termination of existence, liquidation, winding-up or bankruptcy of any Security Party, unless in each case such proceeding is revoked within fourteen (14) days of such order being made, resolution passed or action taken;

         (F)    MORATORIUM OR ARRANGEMENT WITH CREDITORS

                a moratorium in respect of all or a significant part of the debts of any Security Party, or a composition or an arrangement with creditors of any Security Party or any similar proceeding or arrangement by which the assets of any Security Party are submitted to the control of its creditors, is applied for, ordered or declared;

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         (G)    APPOINTMENT OF LIQUIDATORS ETC.

                a liquidator, trustee, administrator, receiver, manager or similar officer is appointed in respect of any Security Party or in respect of all or any substantial part of the respective assets of any Security Party;

         (H)    INSOLVENCY

                any Security Party becomes or is declared insolvent or suspends payment of or is unable, or admits in writing its inability, to pay its debts as they fall due or becomes insolvent within the terms of any applicable law;

         (I)    LEGAL PROCESS

                any distress, execution, attachment or other process is levied against the whole or any substantial part of the assets of any Security Party and remains undischarged for a period of thirty
                (30) days (except in the case of a Vessel);

         (J)    ANALOGOUS EVENTS

                anything analogous to or having a substantially similar effect to any of the events specified in sub-Clauses (E) to (I) of this Clause 19.1 shall occur in relation to a Security Party under the laws of any applicable jurisdiction;

         (K)    UNLAWFULNESS

                at any time it becomes unlawful or impossible for any Security Party to perform any of its material obligations under any Security Document to which it is a party or it is unlawful or impossible for the Agent, the Security Agent, any Bank, any Issuing Bank or the Standby Lender to exercise any of their respective material rights under any of the Security Documents and (unless in the reasonable opinion of the Agent any such impossibility or unlawfulness is incapable of rectification or remedy) the relevant Security Party (with due co-operation from the Agent, the Security Agent, the Banks, the Issuing Banks and the Standby Lender) shall have failed to procure within twenty eight (28) days of notice from the Agent to do so that the foregoing is no longer impossible or unlawful;

         (L)    MATERIAL ADVERSE CHANGE; MATERIAL ADVERSE LITIGATION

                either:-

                (i) any material adverse change in the consolidated financial condition of the Stena AB Group as a whole from that set forth in the Audited Stena AB Financial Statements as at 31 December 2001 occurs the effect of which is materially to imperil, delay or prevent the due fulfilment by any Security Party of all or any of their material payment obligations under any Security Documents; or

                (ii) any final and conclusive judgment, order or award is made by any court, arbitration board or other tribunal against any member of the Stena AB Group the effect of complying with which will materially imperil, delay or prevent the due fulfilment by any Security Party of all or any of their material payment obligations under any Security Documents

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                and in either such case such circumstances continue unremedied for a period of one hundred and twenty (120) days after notification from the Agent to the Borrower requiring the same to be remedied provided that such one hundred and twenty (120) day remedy period shall only be taken into account if the Agent certifies to the Borrower that such circumstances are in the opinion of the Majority Banks capable of remedy and the Borrower demonstrates to the satisfaction of the Agent that reasonable steps are being taken which are likely to lead to such circumstances being remedied within such one hundred and twenty
                (120) day period.

         For the purposes of the foregoing, the Borrower or Stena AB shall be deemed to have failed to perform or comply with any covenant contained in this Agreement or the other Security Documents requiring the Borrower or Stena AB to cause certain actions to be taken (or to prohibit the taking of certain actions) by any Subsidiary of the Borrower or Stena AB if such Subsidiary shall have taken (or failed to take) such actions, even where the Borrower or Stena AB lacks the corporate power and authority under Book 2 of the Netherlands Civil Code or the Swedish Companies Act (1975:1385) respectively to cause or prohibit such actions.

19.2     TERMINATION AND COLLATERALISATION

         The Agent if so requested by the Majority Banks shall, without prejudice to any other rights of the Agent, the Security Agent, the Issuing Banks, the Standby Lender and the Banks, at any time after the happening of an Event of Default by notice to the Borrower:-

         (A) declare that all outstanding Advances and all interest and commitment commission accrued and all other sums payable under the Security Documents have become due and payable, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable; and/or

         (B) declare that the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Commitments shall be reduced to zero forthwith; and/or

         (C) declare that the obligation of the New Guarantee Provider to issue the Bank Guarantees shall be terminated, whereupon such obligations shall be terminated forthwith; and/or

         (D) require the Borrower to pay to the Agent for credit to the Cash Collateral Account for each Bank Guarantee an amount as at the date of such demand in Dollars equal to the Outstanding Guarantee Amount of such Bank Guarantee less the amount standing to the credit of such Cash Collateral Account at such date, whereupon such amounts shall become immediately or in accordance with such notice due and payable; and/or

         (E) declare that the Standby Commitment shall be terminated whereupon such obligations shall be terminated forthwith and all amounts outstanding in respect of the Standby Facility and accrued interest thereon shall be immediately due and payable in accordance with such notice and thereupon each Issuing Bank, or the Agent on its behalf, may take such action as it thinks fit to procure the release and discharge of any relevant Bank Guarantee by its Beneficiary.

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19.3     DEMAND BASIS

         If, pursuant to Clause 19.2(A) and/or (E), the Agent declares all outstanding Advances and/or amounts outstanding under the Standby Facility to be due and payable on demand, the Agent may (and, if so instructed by the Majority Banks, shall) by written notice to the Borrower (i) call for repayment of the Advances and/or amounts outstanding under the Standby Facility on such date as may be specified whereupon the Advances and/or all amounts outstanding under the Standby Facility shall become due and payable on the date so specified together with all interest and any commitment commission accrued and all other sums payable under this Agreement or (ii) withdraw such declaration with effect from the date specified in such notice.

20       INDEMNITIES

20.1     MISCELLANEOUS INDEMNITIES

         The Borrower shall on demand indemnify each Bank, the Co-Arrangers, the Security Agent, each Issuing Bank, the Standby Lender and the Agent, without prejudice to any of their other rights under any of the Security Documents, against any loss or expense which such Bank, the Co-Arrangers, the Security Agent, such Issuing Bank, the Standby Lender or the Agent shall certify as sustained or incurred by it as a consequence of:-

         (A) any default in payment by the Borrower of any sum under any of the Security Documents when due; or

         (B)    the occurrence of any other Event of Default; or

         (C) as a consequence of or arising in any way whatsoever in connection with the issue of any Bank Guarantee or the performance of its obligations hereunder; or

         (D) applying any sum standing to the credit of a Cash Collateral Account otherwise than on the last day of a deposit period relating thereto; or

         (E) receiving or recovering all or any part of a sum unpaid otherwise than on the due date for the payment of interest in respect thereof; or

         (F) any prepayment of any Advance or amount drawn under the Standby Facility or part thereof being made under Clauses 7.10, 7.11, 9.4, 9.9 or 21.1, or any other repayment of any Advance or amount drawn under the Standby Facility or part thereof being made otherwise than on its Maturity Date or due date for repayment; or

         (G) any Advance or drawing under the Standby Facility not being made for any reason (excluding any default by the Agent, the Co-Arrangers, the Security Agent, any Bank or the Standby Lender) after a Drawdown Notice or request for drawing has been given; or

         (H) any Issuing Bank, or the Agent on its behalf, taking any action, following the occurrence of an Event of Default, to procure the release and discharge of any relevant Bank Guarantee by its Beneficiary including, in any such case, but not limited to, any loss or expense sustained or incurred by any Issuing Bank, any Bank, the Standby Lender, the Security Agent or the Agent in

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         maintaining or funding its Contribution or the Standby Facility or any part thereof or its portion of any other sum to be paid by it hereunder or in liquidating or re-employing deposits from third parties acquired or contracted for to fund, effect or maintain its Contribution or the Standby Facility or any part thereof or any other amount owing to such Issuing Bank, such Bank, the Standby Lender, the Security Agent or the Agent.

20.2     CURRENCY INDEMNITY

         If any sum due from the Borrower or Stena AB under any of the Security Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under the relevant Security Document or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the Borrower or Stena AB, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to any of the Security Documents, the Borrower and Stena AB shall indemnify and hold harmless the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender and each Bank from and against any loss suffered as a result of any difference between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and
         (b) the rate or rates of exchange at which the Agent, the Co-Arrangers, the Security Agent, any Issuing Bank, the Standby Lender or any Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Borrower or Stena AB under this Clause 20.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of any of the Security Documents and the term "RATE OF EXCHANGE" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

20.3     WAIVER

         If and insofar as the Borrower has a right to invoke the nullity of any indemnity granted by it in this Agreement on the basis of Article 2.7 Netherlands Civil Code, it hereby explicitly waives its right to invoke such nullity on the basis of Article 2.7 Netherlands Civil Code.

21       UNLAWFULNESS AND INCREASED COSTS

21.1     UNLAWFULNESS

         If at any time after the Execution Date the introduction, imposition, variation or change of any law, regulation or regulatory requirement or any judgment, order or direction of any court, tribunal or authority binding upon an Issuing Bank or a Bank or the Standby Lender in the jurisdiction in which it is formed or has its principal office or the office identified against its name in this Agreement (or in any Transfer Certificate, in the case of a Transferee Bank) or in which any action is required to be performed by it for the purposes of this Agreement (whether or not in force before the Execution Date):-

         (A) causes the New Guarantee Provider to believe that it has become unlawful prior to the date of issue of a Bank Guarantee for it to issue such Bank Guarantee;

         (B) causes an Issuing Bank to believe that it has become unlawful for it to perform its obligations under any Bank Guarantee previously issued;

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         (C)    causes any Bank to believe that it has become unlawful for any
                Bank:-

                (i) to perform its obligations under Clause 6.2 in respect of any Bank Guarantee which has previously been issued; or

                (ii) to perform its obligations under Clause 6.2 in respect of any Bank Guarantee which is to be issued; or

                (iii) renders it unlawful for that Bank to contribute to the Advances or to fund its Contribution; or

         (D) causes the Standby Lender to believe that it has become unlawful to make available or maintain the Standby Facility;

         then that Issuing Bank, that Bank or the Standby Lender (as the case may be) shall promptly inform the Agent and the Agent shall notify the Borrower whereupon:-

                (i) the relevant Issuing Bank or Bank or Standby Lender (the "AFFECTED PARTY") shall, following consultation with the Borrower, use all reasonable efforts to avoid the effects of such introduction, imposition, variation or change and in particular shall consider, subject to obtaining any necessary consents, transferring at par its rights and obligations under this Agreement to another legal entity approved by the Borrower not affected by such law;

                (ii) if the Affected Party is unable, within ninety (90) days following the date upon which the Affected Party became aware of any such introduction, imposition, variation or change, or such shorter period permitted thereby, to avoid the effect thereof, or the Borrower fails to agree to any proposal put forward by the Affected Party to avoid the effects of such introduction, imposition variation or change, then the Agent shall, at the request and on behalf of the Affected Party, give notice to the Borrower that on such date or on a future specified date, in either case not being earlier than the latest date permitted by such introduction, imposition, variation or change:-

                       (a) in the case of paragraph (A) above, the obligations of the New Guarantee Provider to issue such Bank Guarantee shall forthwith terminate;

                       (b) in the case of paragraph (B) above, the Borrower shall within fourteen (14) Banking Days after such notice pay to the Agent for credit to the Cash Collateral Account an amount equal to the difference between (i) the Outstanding Guarantee Amount of such Bank Guarantee and (ii) the amount then standing to the credit of the Cash Collateral Account (less any amount standing to the credit of the Cash Collateral Account as a result of a payment in respect of another Bank pursuant to Clause 9.12 or this Clause 21); or

                       (c)    in the case of paragraph (C) above:-

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                              (i)     such Bank's Commitment shall be reduced to
                                      zero;

                              (ii) the Borrower shall within fourteen (14) Banking Days after such notice pay to the Agent for credit to the Cash Collateral Account an amount equal to such Bank's Percentage of the difference between (1) the Outstanding Guarantee Amounts of the Bank Guarantees and (2) the amount then standing to the credit of the Cash Collateral Account (less any amount standing to the credit of the Cash Collateral Account as a result of a payment in respect of another Bank pursuant to Clause 9.12 or this Clause
                                      21); and

                              (iii) the Borrower shall be obliged to prepay the Contribution of such Bank either (a) forthwith or (b) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation; and

                              (iv)    no further Bank Guarantees may be issued;

                       (d) in the case of paragraph (D) above the Borrower shall immediately repay all Standby Outstandings.

                       If the Borrower has made the payment to the Cash Collateral Account required of it in respect of a Bank Guarantee under Clause 21.1(C), the Percentage of the Bank in respect of which such payment was made of the liabilities of the Banks for each Bank Guarantee shall be reduced to zero. To the extent that the Borrower has not made such payment, such Bank shall continue to be liable to the relevant Issuing Bank under Clause 6.2 for an amount equal to its Percentage of such Bank Guarantee less the amount of any such payment by the Borrower to the Cash Collateral Account.

21.2     INCREASED COSTS

         If the result of any change in, or in the interpretation or application of, any law or regulation (including, without limitation, those relating to Taxation, capital adequacy, liquidity, reserve assets and special deposits) after the Execution Date is to:-

         (A) subject any Issuing Bank or any Bank or the Standby Lender to Taxes or change the basis of Taxation of any Issuing Bank or any Bank or the Standby Lender with respect to any payment under any of the Security Documents (other than Taxes or Taxation on the overall net income, profits or gains of such Issuing Bank or such Bank or the Standby Lender imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

         (B) increase the cost to, or impose an additional cost on, any Issuing Bank or any Bank or the Standby Lender in making or keeping its Commitment available or maintaining or funding its Contribution or the Standby Facility or otherwise in maintaining its obligations under this Agreement; and/or

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         (C)    reduce the amount payable or the effective return to any Issuing
                Bank or any Bank or the Standby Lender under any of the Security Documents; and/or

         (D) reduce any Issuing Bank's or any Bank's or the Standby Lender's rate of return on its capital by reason of a change in the manner in which it is required to allocate capital resources to its obligations under any of the Security Documents; and/or

         (E) require any Issuing Bank or any Bank or the Standby Lender to make a payment or forgo a return on or calculated by reference to any amount received or receivable by it under any of the Security Documents, then and in each such case (but subject to Clause 21.3):-

                (i) such Issuing Bank or such Bank or the Standby Lender shall notify the Borrower in writing of such event promptly upon its becoming aware of the same specifying reasonable details of the relevant event and of any increased cost, reduction in any rate of return or liability and its method of calculation and attribution to its obligations under this Agreement; and

                (ii) the Borrower shall on demand, made at any time whether or not the relevant Bank's Contribution or the Standby Outstandings have been repaid, pay to the Agent for the account of such Issuing Bank or such Bank or the Standby Lender the amount which such Issuing Bank or such Bank or the Standby Lender specifies (in a certificate setting forth the basis of the computation of such amount in reasonable detail but not including any matters which such Issuing Bank or such Bank or the Standby Lender regards as confidential in relation to its funding arrangements) is required to compensate such Issuing Bank or such Bank or the Standby Lender for such increased cost, reduction, payment or forgone return.

21.3     EXCEPTION

         Nothing in Clause 21.2 shall entitle any Issuing Bank or any Bank or the Standby Lender to compensation for any such increased costs, reduction, payment or foregoing return to the extent that the same is the subject of an additional payment under Clause 11.7.

21.4     MITIGATION

         If circumstances arise which would, or would upon the giving of notice, result in:-

         (A) the Borrower being required to make an increased payment to a Bank pursuant to Clause 11.7;

         (B) the reduction of the Commitment of a Bank to zero or the Borrower being required to prepay the Outstandings of a Bank or the Standby Outstandings pursuant to Clause 21.1; or

         (C) the Borrower being required to make a payment to a Bank or the Standby Lender to compensate such Bank or the Standby Lender for an increased cost, reduction, payment or forgone return pursuant to Clause 21.2

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         then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under Clauses 11.7 and 21, the Agent, the relevant Bank or the Standby Lender (as the case may be) shall endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances including (without limitation) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower unless to do so might (in its opinion) be prejudicial to it or be in conflict with its general banking policies or involve it in expense or an unreasonable increased administrative burden.

22       SET-OFF AND PRO-RATA PAYMENTS

22.1     SET-OFF

         The Borrower and Stena AB each authorise each Issuing Bank and each Bank and the Standby Lender (without prejudice to any of such Issuing Bank's or such Bank's or the Standby Lender's rights at law, in equity or otherwise), at any time when an Event of Default has occurred and is continuing and without notice to the Borrower or Stena AB:-

         (A) to apply any credit balance to which the Borrower or Stena AB is then entitled standing upon any account of the Borrower or Stena AB with any branch of such Issuing Bank or such Bank or the Standby Lender in or towards satisfaction of any sum due and payable from the Borrower or Stena AB to such Issuing Bank or such Bank or the Standby Lender under any of the Security Documents;

         (B) in the name of the Borrower and/or Stena AB and/or such Issuing Bank or such Bank or the Standby Lender to do all such acts and to execute all such documents as may be necessary or expedient to effect such application; and

         (C) to combine and/or consolidate all or any accounts in the name of the Borrower and/or Stena AB with such Issuing Bank or such Bank or the Standby Lender.

         For such purposes, each Issuing Bank and each Bank and the Standby Lender is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Issuing Bank nor any Bank nor the Standby Lender shall be obliged to exercise any right given to it by this Clause 22.1. Each Issuing Bank and each Bank and the Standby Lender shall notify the Agent and the Borrower forthwith upon the exercise or purported exercise of any right of set-off giving full details in relation thereto and the Agent shall inform the other Banks.

22.2     PRO RATA PAYMENTS

         (A) If at any time any Bank, any Issuing Bank or the Standby Lender (the "RECOVERING BANK") receives or recovers any amount owing to it by the Borrower or Stena AB under this Agreement by direct payment, set-off or in any manner other than by payment through the Agent pursuant to Clause 11.1 or 11.10 (not being a payment received from an assignee, a Transferee Bank or a sub-participant in such Bank's Contribution or any other payment of an amount due to the Recovering Bank for its sole account pursuant to Clauses 7, 8.5, 9.12, 10.1, 10.3, 10.5, 10.6, 11.7,
                20.1, 20.2, 21.1 or 21.2) the Recovering Bank shall, within two Banking Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the

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                Relevant Receipt had been received by the Agent and distributed pursuant to Clause 11.1 or 11.10 as the case may be then:

                (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

                (ii) the Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the Borrower and shall distribute the same to the Banks, the Standby Lender and the Issuing Banks (other than the Recovering Bank) in accordance with Clause 11.10; and

                (iii) as between the Borrower or, as the case may be, Stena AB, and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the Borrower and Stena AB to the others of the Banks, the Standby Lender and the Issuing Banks shall, to the extent of the amount so re-distributed to them, be treated as discharged.

         (B) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank, the Standby Lender and each Issuing Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Bank's, the Standby Lender's and such Issuing Bank's pro rata share of the amount which has to be refunded by the Recovering Bank.

         (C) Each Bank, the Standby Lender and each Issuing Bank shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this Clause 22.2.

         (D) Notwithstanding the foregoing provisions of this Clause 22.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

22.3     NO RELEASE

         For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of Clause 22.2 shall not release any other Recovering Bank from any of its obligations or liabilities under Clause 22.2.

22.4     NO CHARGE

         The provisions of this Clause 22 shall not, and shall not be construed so as to, constitute a charge by a Bank, an Issuing Bank or the Standby Lender over all or any part of a sum received or recovered by it in the circumstances mentioned in Clause 22.2.

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22.5     PARTIAL REALISATION OF SECURITY

         If, by reason of the transfer or purported transfer by any Bank or the Standby Lender of all or any of its rights, title and interest hereunder by means of a Transfer Certificate or otherwise, the indebtedness of the Borrower to any successor in title, assignee or transferee (including a Transferee) of such Bank or the Standby Lender constitutes, or is deemed to constitute, at the time of such transfer or purported transfer by operation of law or otherwise indebtedness ("NEW INDEBTEDNESS") separate and distinct from the indebtedness ("ORIGINAL INDEBTEDNESS") owed by the Borrower to the other Banks and the Standby Lender (including the Bank or the Standby Lender making the transfer insofar as it does not transfer all of its rights, title and interest hereunder) and if the New Indebtedness is not secured by any particular Security Document or, if so secured, if such security ranks in priority after the security constituted thereby in respect of the Original Indebtedness, the proceeds of realisation of that particular Security Document received by the Agent from the Security Agent shall be applied by the Agent:-

         (A) insofar as the proceeds of realisation relate to the Original Indebtedness, in distribution thereof between the Banks and/or the Standby Lender to whom the Original Indebtedness is owed pro rata to their respective contributions to the Original Indebtedness; and

         (B) insofar as the proceeds of realisation relate to the New Indebtedness, in distribution thereof to the relevant successors in title, assignees or transferees (including any Transferees) in respect of the Bank or the Standby Lender making the transfer (being the persons to whom the New Indebtedness is owed) pro rata to their respective contributions to the New Indebtedness.

23       SECURITY

23.1     CASH COLLATERAL ACCOUNT

         The Agent shall at such time as it considers appropriate (and is hereby irrevocably authorised by the Borrower to) open in its books one or more Cash Collateral Accounts to which shall be credited all sums required to be paid to the Agent under this Agreement for credit to a Cash Collateral Account. Each Cash Collateral Account shall be charged in favour of the Security Agent by the execution on the date of opening of the account of a Cash Collateral Account Pledge.

23.2     WITHDRAWALS

         Except as provided in Clauses 23.3 and 23.4 the Borrower agrees not to withdraw or attempt to withdraw any monies from the Cash Collateral Accounts nor assign, transfer or suffer any Encumbrance other than the Encumbrance created pursuant to Clause 23.1 to arise over the whole or any part thereof.

23.3     PAYMENTS OUT OF CASH COLLATERAL ACCOUNT

         The Agent shall, subject to Clause 23.5, pay to the relevant Issuing Bank and debit to the Cash Collateral Account opened in relating to any particular Bank Guarantee or in relation to the Bank Guarantees generally or Bank Guarantees issued in a particular currency or which have other common characteristics on the date on which such Issuing Bank makes any payment to the Beneficiary under a Bank Guarantee, an amount equal to

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         the amount of such payment (or the amount standing to the credit of the
         Cash Collateral Account, if less).

23.4     APPLICATION OF MONEYS IN CASH COLLATERAL ACCOUNT

         The Agent shall at all times be entitled, subject to Clause 23.5, to apply the whole or any part of the sums standing to the credit of the Cash Collateral Account in or towards payment of any sums due from the Borrower under the Security Documents but unpaid and for that purpose may purchase with such sums such other currencies as may be necessary to effect such application.

23.5     PAYMENTS INTO CASH COLLATERAL ACCOUNTS

         Subject to Clause 23.4 any amount which the Borrower has paid to the Agent for credit to a Cash Collateral Account pursuant to Clauses 9.12 or 21.1 shall be applied solely in or towards the discharge of the obligations of the Borrower which, but for such payment, would have fallen to be satisfied by the Bank whose Percentage has, by virtue of such payment, been reduced as a consequence of the Borrower paying that amount for credit to the relevant Cash Collateral Account.

23.6     INTEREST

         The amount from time to time standing to the credit of the Cash Collateral Accounts shall bear interest by reference to successive deposit periods or as otherwise agreed, the rate at which such interest is payable and the duration of each such deposit period to be agreed between the Borrower and the Agent from time to time. Such interest shall, until an Event of Default shall have occurred, be payable by the Agent to the Borrower or as it may direct and thereafter shall accrue to the relevant Cash Collateral Account.

23.7     DISCHARGE

         When all moneys, obligations and liabilities due, owing or incurred by the Borrower under this Agreement shall have been paid or discharged in full, the Agent shall at the request and cost of the Borrower reassign to the Borrower the property pledged pursuant to the Cash Collateral Account Pledge and release any moneys standing to the credit of the Cash Collateral Accounts to the Borrower.

23.8     CONTINUING SECURITY

         The security created under the Security Documents is a continuing security and shall remain in full force and effect until all moneys, obligations and liabilities from time to time due, owing or incurred by the Borrower under the Security Documents shall have been paid or satisfied in full, and is in addition to and not in substitution for, and shall not be prejudiced or affected by, any other security or guarantee from time to time held by the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers or any Bank for the payment or satisfaction of such moneys, obligations or liabilities.

23.9     AMENDMENTS

         The liability of the Borrower and Stena AB under the Security Documents shall not be lessened or impaired by any time, indulgence or relief being given by the Beneficiary to any Issuing Bank, by any Issuing Bank to any Bank or by the Agent, the Security Agent,

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         the Standby Lender, the Co-Arrangers or any Bank to any other person liable, any amendment or extension of or supplement to the Bank Guarantees, the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against any other person liable, any legal limitation, disability, incapacity or other circumstances relating to any other person liable, whether or not known to any Issuing Bank, the Agent, the Security Agent, the Standby Lender, the Co-Arrangers or any Bank, any invalidity in or irregularity or unenforceability of the obligations of any other person liable or anything done or omitted which but for this provision might constitute a legal or equitable discharge or defence of the Borrower or Stena AB.

23.10    WAIVER BY BORROWER AND STENA AB

         The Borrower and Stena AB hereby waive all rights they may have of first requiring the Agent, the Security Agent, any Issuing Bank, any Bank, the Standby Lender or the Co-Arrangers to proceed against or enforce any guarantee or security of, or claim payment from, the Borrower or Stena AB or any other person liable to make any claim or file any proof in the bankruptcy, insolvency or liquidation of the Borrower or Stena AB or any other person liable.

23.11    SETTLEMENT OR DISCHARGE

         Any settlement or discharge between the Agent, the Security Agent, any Issuing Bank, any Bank, the Co-Arrangers or the Standby Lender and the Borrower and/or Stena AB shall be conditional upon no security or payment to the Agent, the Security Agent, any Issuing Bank, any Bank, the Co-Arrangers or the Standby Lender by the Borrower or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and the Agent, the Security Agent, any Issuing Bank, any Bank, the Co-Arrangers and the Standby Lender shall be entitled to recover from the Borrower and/or Stena AB the value which the Agent, the Security Agent, such Issuing Bank, such Bank, the Co-Arrangers or the Standby Lender has placed upon such security or the amount of any such payment as if such settlement or discharge has not occurred.

23.12    REFLAGGING

         (A)    REFLAGGING NOTICE

                At any time and from time to time during the Security Period provided that no Event of Default has occurred and is continuing, the Borrower may give a notice (a "REFLAGGING NOTICE") to the Agent that the Shipowner of a Mortgaged Ship or Mortgaged Linkspan wishes:-

                (i) to transfer the port of registry of such Ship or Linkspan from one port of registry (the "EXISTING PORT OF REGISTRY") in the Ship's or Linkspan's Flag State to another port of registry (a "NEW PORT OF REGISTRY") in such Flag State (a "TRANSFER OF PORT OF REGISTRY"); or

                (ii) to redocument and reregister such Ship or Linkspan under the laws of any jurisdiction (the "NEW FLAG State") other than its existing Flag State (the "EXISTING FLAG STATE") (a "TRANSFER OF FLAG"); or

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                (iii)  to transfer ownership of such Ship or Linkspan to the sole ownership of another member of the Stena AB Group (the "NEW OWNER") (a "TRANSFER OF OWNERSHIP"); or

                (iv) to suspend the use of the flag of such Ship's or Linkspan's Flag State (the "PRIMARY FLAG STATE") while such Ship or Linkspan is on bareboat charter and where it is proposed that, for the duration of such bareboat charter, such Ship or Linkspan will fly the flag of another jurisdiction (the "SECONDARY FLAG State") selected by such charterer (a "Dual Registration").

         (B)    CONTENTS OF REFLAGGING NOTICE

                Any Reflagging Notice delivered by the Borrower to the Agent shall contain the following particulars:-

                (i) the name of the Mortgaged Ship or Mortgaged Linkspan which is the subject of such Reflagging Notice;

                (ii)   the name of the relevant Shipowner;

                (iii) in the case of a Transfer of Port of Registry, the proposed New Port of Registry;

                (iv) in the case of a Transfer of Flag, the proposed New Flag State;

                (v) in the case of a Transfer of Ownership, the full name, place of incorporation and principal place of business of the proposed New Owner;

                (vi) if applicable, any proposed new name of such Ship or Linkspan on a Transfer of Port of Registry, Transfer of Flag, Transfer of Ownership and/or Dual Registration;

                (vii) in the case of a Transfer of Ownership taking place in conjunction with a Transfer of Port of Registry and/or a Transfer of Flag, details of the name of the proposed New Flag State and (if applicable) proposed New Port of Registry of the Ship or Linkspan upon completion of the Transfer of Ownership; and

                (viii) in the case of a Dual Registration, details of the
                       Secondary Flag State, the bareboat charter and the charterer.

         (C) RELEASE OF SECURITY DOCUMENTS ON TRANSFER OF FLAG AND/OR TRANSFER OF OWNERSHIP

                Subject to fulfilment of the conditions specified in Clause 23.12(F), the Agent shall instruct the Security Agent to, and the Security Agent shall, duly release and discharge the Ship Mortgage in respect of the relevant Mortgaged Ship or (as the case may be) the Linkspan Mortgage in respect of the relevant Mortgaged Linkspan, and release and re-assign the Deed of Covenant or Insurance Assignment and, if so requested by the Borrower, any Charterer's Insurance Assignment executed in respect of such Ship or Linkspan by a Stena Charterer

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                upon reasonable notice from the Borrower to enable the Transfer of Flag of such Ship or Linkspan and/or the Transfer of Ownership of such Ship or Linkspan.

         (D)    CONSENT TO TRANSFER OF PORT OF REGISTRY

                The Agent shall give instructions to the Security Agent to, and the Security Agent shall, give any requisite consents required by any applicable ship registrar or other official to enable a Mortgaged Ship or Mortgaged Linkspan to be transferred from its Existing Port of Registry to the New Port of Registry provided that the Ship Mortgage over such Ship or (as the case may be) the Linkspan Mortgage over such Linkspan will continue to be registered against such Ship or Linkspan at the New Port of Registry or in any applicable central register of ship mortgages in the Flag State.

         (E)    CONSENT TO DUAL REGISTRATION

                Subject to fulfilment of the conditions specified in Clause 23.12(G), the Agent shall instruct the Security Agent to, and the Security Agent shall, give any requisite consents required by any applicable ship registrar or other official in the Primary Flag State and/or the Secondary Flag State to permit the Dual Registration of a Mortgaged Ship or Mortgaged Linkspan.

         (F)    CONDITIONS TO TRANSFER OF OWNERSHIP AND/OR TRANSFER OF FLAG

                Upon completion of the Transfer of Ownership and/or Transfer of Flag, the Borrower shall deliver or procure the delivery to the Agent of:-

                (i) a Shipowner's Guarantee and a Ship Mortgage or (in the case of a Linkspan) a Linkspan Mortgage together with a Deed of Covenant (in the case of a Designated Ship) or an Insurance Assignment (in the case of a Linkspan or any other Ship) in respect of the Mortgaged Ship or Mortgaged Linkspan executed by the relevant Shipowner or (in the case of a Transfer of Ownership) the New Owner (provided that no Shipowner's Guarantee shall be required from Stena Rederi AB or Stena Line Scandinavia);

                (ii) in the case of a Ship or Linkspan managed by another member of the Stena AB Group, a Manager's Subordination Undertaking;

                (iii) in the case of a Ship or Linkspan let on bareboat charter to a Stena Charterer, a Charterer's Subordination Undertaking and a Charterer's Insurance Assignment;

                (iv) a notice of assignment of insurances in relation to the Ship or Linkspan executed by the New Owner and any Stena Charterer;

                (v) evidence that the Ship or Linkspan has been insured in accordance with the requirements of the Deed of Covenant, Insurance Assignment and any Charterer's Insurance Assignment;

                (vi) opinions satisfactory to the Banks in relation to the registration of the Ship and the Ship Mortgage or (as the case may be) the Linkspan and the Linkspan Mortgage, the due execution and authorisation of any

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                       documents executed pursuant to paragraphs (i) to (iv)
                       above and such other matters as the Banks may reasonably require in relation to English law and to the jurisdictions of incorporation of the Shipowner, any Stena Charterer, any other charterer and the registry or registries of the Ship or Linkspan;

                (vii) evidence that the New Owner of the Ship or Linkspan has acquired good marketable title to the Ship or Linkspan and that the Ship or Linkspan is unencumbered save for the new Ship Mortgage or new Linkspan Mortgage (as the case may be), Permitted Ship Liens and, if relevant, Liens created by any Prior Security Document;

                (viii) in the case of a Transfer of Flag, evidence that the New
                       Flag State shall be an Approved Flag State;

                (ix) the Agent being satisfied, where the relevant Shipowner or (in the case of a Transfer of Ownership) the New Owner is incorporated in Sweden, that such Shipowner or New Owner is able to grant the Security Documents referred to in Clause 23.12(F)(i) to secure an amount equal to at least the market value of the relevant Ship or Linkspan and that the amount recoverable thereunder will not be limited by Swedish law rules on corporate benefit or any other relevant provision of Swedish company law and the obligations of the Agent and the Security Agent under Clause 23.12(D) shall be subject to the condition that the Agent has received all of such documents and evidence.

         (G)    CONDITIONS TO DUAL REGISTRATION

                Upon suspension of the use of the flag of the Primary Flag State and commencement of the use of the flag of the Secondary Flag State, the Borrower shall deliver or procure the delivery to the Agent of the following documents and/or evidence:-

                (i) evidence that the Secondary Flag State shall be an Approved Flag State;

                (ii) an opinion satisfactory to the Agent from lawyers qualified or accustomed to advise on the laws of the Primary Flag State and the Secondary Flag State that the Dual Registration is permitted by their respective laws for the duration of the relevant charter period or a specified part thereof and that the Ship Mortgage over the relevant Ship or (as the case may be) the Linkspan Mortgage over the relevant Linkspan and the relevant Shipowner's title thereto remain duly registered under the laws of the Primary Flag State following the Dual Registration and that on termination of the charter by virtue of which the Ship or Linkspan is registered in the Secondary Flag State or a judicial sale of the Ship or Linkspan the Dual Registration will be terminated without delay and without any discretionary consents from authorities in the Secondary Flag State;

                (iii) if the laws of the Secondary Flag State require that the Ship Mortgage or Linkspan Mortgage be noted or registered against the Ship or Linkspan (as the case may be) in the Secondary Flag State, evidence reasonably

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                       satisfactory to the Agent that such notation or
                       registration will be effected upon or within an appropriate period following commencement of the Dual Registration and the obligations of the Agent and the Security Agent under Clause 23.12(E) shall be subject to the condition that the Agent has received all of such documents and evidence.

         (H)    COMBINED TRANSACTIONS

                Where a combined Transfer of Ownership and/or Transfer of Flag and/or Dual Registration is proposed, Clauses 23.12(C) and (E) and Clauses 23.12(F) and (G) shall respectively be read together.

         (I)    APPROVED FLAG STATES

                For the purposes of this Agreement, "APPROVED FLAG STATE" means any of the following:-

                (i) the United Kingdom, Bermuda, the Cayman Islands, any other British Dependent Territory, the Channel Islands, the Isle of Man and Hong Kong;

                (ii) Sweden and any other Member State of the European Union or Switzerland;

                (iii) Norway (including, without limitation, the Norwegian International Shipping Register) and any other member of the European Economic Area;

                (iv)   United States of America and Canada;

                (v)    Australia and New Zealand;

                (vi)   the Bahamas, Cyprus, Greece, Liberia and Panama;

                (vii) if the European Union establishes a register of ships for the European Union as a whole (whether instead of, in addition to or as an alternative to registration in a Member State of the European Union), the European Union shall, in relation to the registration of a Mortgaged Ship in such register, be deemed to be an Approved Flag State for the purposes of this Agreement; and

                (viii) any other state approved by the Majority Banks which approval shall not be unreasonably withheld in the case of a state in which significant numbers of vessels owned by entities whose ultimate parent companies and/or shareholders are resident in North America or the European Union, European Economic Area or Switzerland are registered and/or where such state is proposed as the Secondary Flag State for the relevant Ship.

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         (J)    REFLAGGING OF TRANSFERRED SHIPS

                If the purchaser of a Transferred Ship requests the relevant Shipowner to consent to a change of the flag state in which a Transferred Ship is registered, the relevant Shipowner may agree to such change of flag provided that:-

                (i) the requirements of this Clause 23.12 are satisfied in relation to the Ship;

                (ii) the Agent has received evidence satisfactory to it that the Ship is insured in accordance with the terms of the relevant Sale Agreement;

                (iii) the Agent is satisfied that the obligation of the purchaser of the Transferred Ship is effectively secured by an assignment in favour of the Security Agent of a first priority mortgage over the Ship and an assignment in favour of the Security Agent of the purchaser's interest in the insurances of the Ship in the event of a Total Loss (such assignments to rank with the same priority as the Receivables Assignment relating to such Transferred Ship).

23.13    RELEASE OF SECURITY

         Provided that no declaration has been made by the Agent under Clause
         19.2 the Agent shall instruct the Security Agent to, and the Security Agent shall, release and discharge the Ship Mortgage and the Deed of Covenants or Insurance Assignment in respect of any Mortgaged Ship which is sold by the relevant Shipowner (whether on Credit Terms or otherwise) on terms that ownership of the relevant Mortgaged Ship passes from the relevant Shipowner as and when ownership of the relevant Ship is to pass to the relevant purchaser, in exchange for the purchase price, or relevant portion thereof, payable to the Shipowner by the relevant purchaser upon transfer of title to such purchaser (to be applied in accordance with the provisions of this Agreement and the other Security Documents) and provided that (in the case of a sale on Credit Terms) the relevant Shipowner has executed a Receivables Assignment in relation to the sale of such Ship in accordance with the provisions of this Agreement.

23.14    INCREASE IN MAXIMUM MORTGAGE AMOUNTS

         In respect of any Mortgaged Ship or Mortgaged Linkspan which is registered in Sweden or any other jurisdiction where the amount recoverable thereunder is restricted to a registered maximum amount:-

         (A) the relevant Shipowner may at any time execute and register all such documents as are required to increase the registered maximum amount recoverable by the Security Agent under the Ship Mortgage or Linkspan Mortgage relating thereto to such higher amount as that Shipowner may elect; and

         (B) if according to the latest valuation of such Ship or Linkspan the market value thereof exceeds the registered maximum amount recoverable by the Security Agent under the Ship Mortgage or Linkspan Mortgage relating thereto, and if at that time the Security Value is less than 150% of the aggregate of (a) the total of the Commitments (excluding any part thereof suspended under Clause 9.4 and not yet reinstated) and (b) the Standby Commitment, the Agent (acting on the instructions of the Majority Banks) may require the relevant Shipowner to execute and register all such documents as are required to increase the registered

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                maximum amount recoverable by the Security Agent under the Ship
                Mortgage or Linkspan Mortgage relating thereto to an amount equal to 110% of such latest valuation (such documents to be executed and registered within ten (10) Banking Days of notice from the Agent requiring the same to be done).

24       ASSIGNMENT, TRANSFER AND LENDING OFFICE

24.1     BENEFIT AND BURDEN

         This Agreement shall be binding upon, and enure for the benefit of, each of the Banks, the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender, the Borrower, Stena AB and their respective successors.

24.2     NO ASSIGNMENT BY BORROWER

         Neither of the Borrower nor Stena AB may assign or transfer any of their rights or obligations under any of the Security Documents.

24.3     TRANSFERS

         Any Bank (the "TRANSFEROR BANK") may at any time cause all or any part of its rights, benefits and/or obligations under this Agreement and the Security Documents to be transferred to any bank or financial institution (a "TRANSFEREE BANK") by delivering to the Agent a Transfer Certificate duly completed and duly executed by the Transferor Bank and the Transferee Bank.

         Any such transfer shall require the consent of the Borrower (such consent not to be unreasonably withheld) unless (i) it is made in favour of another Bank or an affiliate of the Transferor Bank or any other Bank or (ii) it is made in favour of any other bank or financial institution after an Event of Default has occurred and has been continuing for 45 days, in which case it may be made without the Borrower's consent.

         Any transfer by a Bank shall be offered and effected in compliance with all applicable laws and regulations. No such transfer is binding on, or effective in relation to, the Borrower, the Agent or the Security Agent unless it is effected or evidenced by a Transfer Certificate which complies with the provisions of this Clause 24.3 and is signed by or on behalf of the Transferor Bank, the Transferee Bank and the Agent (on behalf of itself, the Borrower and Stena AB, the Security Agent, the Co-Arrangers, the Issuing Banks, the Standby Lender and the other Banks). Upon signature of any such Transfer Certificate by the Agent, which signature shall be effected as promptly as is practicable after such Transfer Certificate has been delivered to the Agent, and subject to the terms of such Transfer Certificate, such Transfer Certificate shall have effect as set out below.

         The following further provisions shall have effect in relation to any Transfer Certificate:-

         (A) a Transfer Certificate may be in respect of a Bank's rights in respect of all or part of its Commitment and shall be in respect of the same proportion of its Percentage and of its Contribution;

         (B) a Transfer Certificate shall only be in respect of rights and obligations of the Transferor Bank in its capacity as a Bank and shall not transfer its rights and obligations as Agent, Security Agent, Issuing Bank or Standby Lender, or in any

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                other capacity, as the case may be and such other rights and obligations may only be transferred in accordance with any applicable provisions of this Agreement;

         (C) a Transfer Certificate shall take effect in accordance with English law as follows:-

                (i) to the extent specified in the Transfer Certificate, the Transferor Bank's payment rights and all its other rights (other than those referred to in paragraph (B) above) under this Agreement are assigned to the Transferee Bank absolutely, free of any defects in the Transferor Bank's title and of any rights or equities which the Borrower had against the Transferor Bank;

                (ii) the Transferor Bank's Commitment is discharged to the extent specified in the Transfer Certificate;

                (iii) the Transferee Bank becomes a Bank with a Contribution, a Percentage and a Commitment of the amounts specified in the Transfer Certificate;

                (iv) the Transferee Bank becomes bound by all the provisions of this Agreement and the Security Documents which are applicable to the Banks generally, including those about pro rata sharing and the exclusion of liability on the part of, and the indemnification of, the Agent, the Security Agent and the Issuing Banks in accordance with the provisions of this Agreement and to the extent that the Transferee Bank becomes bound by those provisions, the Transferor Bank ceases to be bound by them;

                (v) an Advance or part of an Advance which the Transferee Bank makes after the Transfer Certificate comes into effect ranks in point of priority and security in the same way as it would have ranked had it been made by the Transferor Bank, assuming that any defects in the Transferor Bank's title and any rights or equities of any Security Party against the Transferor Bank had not existed; and

                (vi) the Transferee Bank becomes entitled to all the rights under this Agreement which are applicable to the Banks generally, including but not limited to those relating to the Majority Banks and those under Clauses 8.5, 11 and 21, and to the extent that the Transferee Bank becomes entitled to such rights, the Transferor Bank ceases to be entitled to them;

         (D) the rights and equities of the Borrower or of any other Security Party referred to above include, but are not limited to, any right of set off and any other kind of cross-claim;

         (E) the Borrower, the Security Agent, the Issuing Banks, the Standby Lender, the Banks, Stena AB and the Co-Arrangers hereby irrevocably authorise and instruct the Agent to sign any such Transfer Certificate on its behalf (and, in the case of the Security Agent, on behalf of any Security Party which has in the relevant Security Document given a corresponding authorisation and instruction to the Security Agent) and undertake not to withdraw, revoke or qualify such authority or instruction at any time. Promptly upon its signature of any Transfer Certificate, the Agent shall notify the Borrower, the Security Agent, the Transferor Bank and the Transferee Bank.

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24.4     RELIANCE ON TRANSFER CERTIFICATE

         (A) The Agent shall be entitled to rely on any Transfer Certificate believed by it to be genuine and correct and to have been presented or signed by the persons by whom it purports to have been presented or signed, and shall not be liable to any of the parties to this Agreement and the Security Documents for the consequences of such reliance.

         (B)    (i)    The Agent shall at all times during the continuation of
                       this Agreement maintain a register in which it shall record the name, Commitments, Contributions, Percentages and administrative details (including the lending office) from time to time of each Bank holding Transfer
                       Certificates and the date at which the transfer referred to in such Transfer Certificate held by each Bank was transferred to such Bank, and the Agent shall make the said register available for inspection by any Bank, the Security Agent, the Issuing Banks, the Standby Lender, the Borrower and Stena AB during normal banking hours upon receipt by the Agent of reasonable prior notice requesting the Agent to do so.

                (ii) The entries on the said register shall, in the absence of manifest error, be conclusive in determining the identities of the Commitments, the Contributions, the Percentages and the Transfer Certificates held by the Banks from time to time and the principal amounts of such Transfer Certificates and may be relied upon by the Agent, the Security Agent and the other Security Parties for all purposes in connection with this Agreement and the Security Documents.

24.5     TRANSFER FEES AND EXPENSES

         If any Bank causes the transfer of all or any part of its rights, benefits and/or obligations under the Security Documents, it shall pay to the Agent for its own account a registration fee of $1,000 for each transfer, and shall also pay to the Agent on demand all costs, fees and expenses (including, but not limited to, legal fees and expenses), and all VAT thereon, certified by the Agent as having been reasonably incurred by it in connection with such transfer.

24.6     DOCUMENTING ASSIGNMENTS AND TRANSFERS

         If any Bank transfers all or any part of its rights, benefits and/or obligations as provided in Clause 24.3 the Borrower and Stena AB undertake, immediately on being requested to do so by the Agent and at the cost of the Transferor Bank, to enter into, and procure that the other Security Parties shall enter into, such documents as may be necessary or desirable to transfer to the Transferee Bank all or the relevant part of such Bank's interest in the Security Documents and all relevant references in this Agreement to such Bank shall thereafter be construed as a reference to the Bank and/or its Transferee Bank (as the case may be) to the extent of their respective interests.

24.7     SUB-PARTICIPATION

         Except with the consent of the Borrower (such consent not to be unreasonably withheld), a Bank may not sub-participate all or any part of its rights and/or obligations under the Security Documents or enter into any contractual arrangement with any person (other

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         than as permitted under Clause 24.3) the effect of which is to give that person an interest in that Bank's rights and/or obligations under the Security Documents.

24.8     LENDING OFFICE

         Each Bank shall lend through its office at the address specified in
         Schedule 1 or, as the case may be, in any relevant Transfer Certificate or through any other office of such Bank selected from time to time by it through which such Bank wishes to lend for the purposes of this Agreement. If the office through which such Bank is lending is changed pursuant to this Clause 24.8, such Bank shall notify the Agent promptly of such change and the Agent shall notify the Borrower.

24.9     DISCLOSURE OF INFORMATION

         Any Bank may disclose to a prospective assignee, substitute or transferee or to any other person who may propose entering into contractual relations with the Bank in relation to this Agreement such information about the Borrower and the Stena AB Group as such Bank shall consider appropriate if such Bank first procures that the relevant prospective assignee, substitute or transferee or other person (such person together with any prospective assignee, substitute or transferee being hereinafter described as the "PROSPECTIVE ASSIGNEE") shall undertake to the Borrower to keep secret and confidential and, not without the prior written consent of the Borrower, disclose to any third party any of the information, reports or documents supplied by such Bank provided however that the Prospective Assignee shall be entitled to disclose any such information, reports or documents in the following situations:-

         (A) in relation to any proceedings arising out of this Agreement or the other Security Documents to the extent considered necessary by the Prospective Assignee to protect its interest; or

         (B)    pursuant to a court order relating to discovery or otherwise; or

         (C) pursuant to any law or regulation or to any fiscal, monetary, tax, governmental or other competent authority; or

         (D)    to its auditors, legal or other professional advisers.

         In addition, the Prospective Assignee shall be entitled to disclose or use any such information, reports or documents if the information contained therein shall have emanated, in conditions free from confidentiality, bona fide from some person other than such Bank or the Borrower or any member of the Stena AB Group.

24.10    NO ADDITIONAL COSTS

         If at the time of, or immediately after, any transfer by a Bank of any part of the rights, benefits and/or obligations under this Agreement, or any change in the office through which it lends for the purposes of this Agreement, the Borrower would be obliged to pay to the Transferee Bank or (in the case of a change of lending office) the Bank under Clauses 11.7 or 21.2 any sum in excess of the sum (if any) which it would have been obliged to pay to the relevant Bank under the relevant Clause in the absence of such transfer or change, the Borrower shall not be obliged to pay that excess.

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25       REFERENCE BANKS, CO-ARRANGERS, AGENT AND SECURITY AGENT

25.1     REFERENCE BANKS

         If (i) the whole of the Contribution (if any) of any Reference Bank is prepaid, (ii) the Commitments (if any) of any Reference Bank are reduced to zero in accordance with Clause 21 or any other relevant provision hereof, (iii) a Reference Bank transfers the whole of its rights and obligations (if any) as a Bank under this Agreement or (iv), where applicable, any Reference Bank ceases to provide quotations to the Agent for the purposes of determining LIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and appoint another Bank to replace such Reference Bank.

25.2     DECISION MAKING

         (A)    DECISIONS REQUIRING CONSENT OF ALL THE BANKS AND THE STANDBY
                LENDER

                Save as expressly provided in Clause 25.2(B) or as otherwise expressly provided herein, any proposed course of action in connection with any matter requiring the consent of the Banks and the Standby Lender under or in connection howsoever with this Agreement or any other Security Document shall only be taken with the consent of all the Banks and the Standby Lender including, but without limitation to the generality of the foregoing:-

                (i) (save as required by the terms of the Security Documents) the release of any of the Security Documents or the release of any Security Party from any of its obligations hereunder or under any other Security Document;

                (ii) the amendment of any of the provisions of this Agreement or any other of the Security Documents;

                (iii) any time or other indulgence to be granted to the Borrower or any other Security Party in respect of its obligations under any of the Security Documents.

         (B)    DECISIONS REQUIRING CONSENT OF THE MAJORITY BANKS

                Proposals in connection with the following matters shall, in the absence of agreement thereon by all of the Banks and the Standby Lender or as otherwise provided in this Agreement, be determined by the Majority Banks:-

                (i)    the making of any declaration by the Agent under Clause
                       19.2;

                (ii) the institution of any legal proceedings for the enforcement of any rights or powers whatsoever pursuant to the terms of this Agreement or any other of the Security Documents;

                (iii) any course of action whatsoever from time to time (other than the making of a demand for payment hereunder) whether of a legal or commercial nature or otherwise howsoever for the purpose of achieving a full or partial recovery of any principal, interest or other amount due and payable by the Borrower hereunder or otherwise in connection therewith following the making of a declaration by the Agent under Clause 19.2;

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                (iv)   any other matter in respect of which this Agreement or
                       any other Security Document expressly provides that the consent of the Majority Banks shall be required.

         (C)    METHOD OF SOLICITING AGREEMENT

                Any determination of the Banks and the Standby Lender shall be ascertained by the Agent or the Security Agent (as the case may be) either:-

                (i) by means of a telefax sent by the Agent or the Security Agent (as the case may be) to each of the Banks and the Standby Lender in identical terms on the proposal or matter in issue; or

                (ii) by means of the vote of representatives of each Bank and the Standby Lender at a meeting convened by the Agent or the Security Agent (as the case may be) and held for the purpose of discussing (inter alia) such proposal or matter in issue.

                Furthermore, it is hereby agreed by the Banks and the Standby Lender that:-

                       (a) where a decision of the Banks and the Standby Lender is sought by the Agent or the Security Agent by means of a telefax sent in accordance with paragraph (i) above and provided that the Agent or Security Agent (as appropriate) verifies forthwith by telephone with each relevant Bank and the Standby Lender that it has received such telefax in good order and provided further that such telefax states that it is issued in accordance with this Clause 25.2(C) and states the consequences to the recipient of failing to respond, then the Agent or Security Agent (as the case may be) may in its telefax:-

                              (i) recommend a proposed course of action to be taken by the Banks and the Standby Lender; and

                              (ii) specify a time limit (of not less than three (3) Banking Days) within which the Banks and the Standby Lender are required to respond to the Agent's or Security Agent's recommendation so that, if any Bank or the Standby Lender fails to notify the Agent or Security Agent (as appropriate) within such time limit of its response to the recommendation, such Bank or Standby Lender shall be deemed to have accepted and approved the course of action proposed by the Agent or the Security Agent (as the case may be); and

                       (b) where the approval of the Majority Banks is required in respect of any matter, the approval shall be deemed to have been given as soon as the Agent or the Security Agent (as the case may be) receives the requisite number of votes in favour of the proposal so that the Agent or Security Agent may act on the basis of such votes without having to wait for the response of (or to give any

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                              notification to) any other Bank or the Standby
                              Lender who has yet to reply to the Agent or Security Agent.

25.3     THE AGENT

         (A)    APPOINTMENT OF THE AGENT

                Each of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Security Agent hereby appoints the Agent to act as its agent under this Agreement with such rights, powers and discretions as are expressly delegated to the Agent hereunder.

         (B)    OBLIGATIONS OF THE AGENT

                The Agent shall:-

                (i) promptly inform the Banks, the Issuing Banks and the Standby Lender of the contents of any notice or request received by it from the Borrower or any other Security Party under the Security Documents (whether such notice or request is addressed to the Agent alone or the Agent on behalf of the Banks, the Issuing Banks, the Standby Lender and/or the Security Agent) and of any information delivered to it pursuant to Clause 14.2(C) and of any other matters which the Agent considers material;

                (ii) promptly deliver to the Banks, the Issuing Banks and the Standby Lender copies of any accounts and certificates delivered to it pursuant to Clause 14.2 and, as soon as reasonably practicable after the Availability Date, copies of the documents delivered in satisfaction of the requirements of Schedule 8;

                (iii) promptly inform the Banks, the Issuing Banks and the Standby Lender in reasonable detail of any exercise by it of any of the rights, powers and/or discretions vested in it hereunder (but without the Agent being under any obligation to give prior notice to the Banks, the Issuing Banks or the Standby Lender of any such exercise);

                (iv) promptly notify the Banks, the Issuing Banks and the Standby Lender of the occurrence of any Default or any other default by a Security Party in the due performance of or compliance with its material obligations under any of the Security Documents of which the Agent has actual knowledge or actual notice and the occurrence of which the Agent has verified;

                (v) if directed by the Majority Banks, exercise (or refrain from exercising) any right, power or discretion vested in it hereunder in accordance with the directions (subject to Clause 25.2(A)) of the Majority Banks provided, however, that it may refrain from acting in accordance with any such directions until it has received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such directions and for this purpose the Agent shall make a demand for such security addressed to all the Banks and the Standby Lender;

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                (vi)   receive from the Borrower all payments of principal,
                       interest and other moneys expressed to be payable to the Agent hereunder on behalf of all or any of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and/or the Security Agent and shall receive from the Security Agent the proceeds of realisation of the securities constituted by the Security Documents and shall promptly distribute the same amongst the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers, the Security Agent and itself in accordance with the terms of this Agreement pending which the Agent shall hold any and all such moneys on trust for the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers, the Security Agent and itself.

         (C)    RELATIONSHIP OF AGENT AND PRINCIPAL

                The relationship between the Agent on the one part and each Bank, each Issuing Bank, the Standby Lender, the Co-Arrangers and the Security Agent on the other is that of agent and principal and, except in relation to any moneys referred to in Clause 25.3(B)(vi) held by the Agent pending distribution hereunder, the Agent shall not have a fiduciary relationship with or be, or be deemed to be, a trustee of or for any such party.

25.4     THE SECURITY AGENT

         (A)    APPOINTMENT OF THE SECURITY AGENT

                Each of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent hereby appoints the Security Agent to act for and on its behalf as its trustee in connection with this Agreement and the other Security Documents and authorises the Security Agent to enter into each of the Security Documents and exercise such rights, powers and discretions as are specifically delegated to it by the terms thereof together with such rights, powers and discretions as are reasonably incidental thereto.

         (B)    THE TRUST PROPERTY

                In this Clause 25 the expression "TRUST PROPERTY" shall mean:-

                (i) all rights, title and interests that may at any time be or have been granted, mortgaged, charged or assigned in favour of the Security Agent pursuant to the Security Documents (except to the extent that such rights, title and/or interests are intended to be for the sole benefit or protection of the Security Agent);

                (ii) all moneys which are received or recovered by or on behalf of the Security Agent under or by virtue of any right, title and/or interest described in paragraph (i) above; and

                (iii) all moneys and other assets accrued on, or derived from, any moneys described in paragraph (ii) above but shall not include any moneys which the Security Agent has transferred to the Agent or (being entitled to do so) has retained in accordance with the provisions of Clause 25.4(D).

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         (C)    DECLARATION OF TRUST

                The Security Agent shall hold the Trust Property for the benefit of each of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers, the Agent and itself from time to time upon the trusts and in accordance with the provisions contained in this Clause 25 and the obligations, rights and benefits vested or to be vested in the Security Agent by this Agreement, any other Security Document or any document entered into pursuant hereto or thereto shall (as well before as after enforcement) be performed and (as the case may be) exercised in accordance with the provisions of this Clause 25.

         (D)    APPLICATION OF MONEYS

                Save as expressly stated to the contrary herein or in any other Security Document, any moneys received or recovered by the Security Agent and which form part of the Trust Property shall (without prejudice to the rights of the Security Agent pursuant to any Security Document to credit any moneys received by it to any suspense account) be transferred forthwith to the Agent for distribution in accordance with the relevant provisions of this Agreement

                Provided however that, before transferring such moneys to the Agent, the Security Agent shall be entitled to deduct therefrom any sum then properly due and payable under this Agreement or any other Security Document to the Security Agent or any receiver, attorney, agent, delegate or other person appointed by it and retain that sum for its own account or (as the case may be) remit such sum to the other person to whom it is then due and payable.

                For as long as Svenska Handelsbanken AB (publ) continues to act as both Agent and Security Agent (or at any other time when any single bank shall act in both such capacities) it shall be sufficient for the purposes of complying with this Clause 25.4(D) for the moneys concerned to be credited to the account kept by the Agent for the purposes of dealing with amounts received by it under or pursuant to the Security Documents.

         (E)    DUTIES OF THE SECURITY AGENT

                In addition to its obligations under Clause 25.4(D) the Security Agent shall:-

                (i) promptly inform the Banks, the Issuing Banks and the Standby Lender of the contents of any notice or request received by it from the Borrower or any other Security Party under the Security Documents and of any other matters which the Security Agent considers material;

                (ii) promptly inform the Banks, the Issuing Banks and the Standby Lender in reasonable detail of any exercise by it of any of the rights, powers and/or discretions vested in it hereunder (but without the Security Agent being under any obligation to give prior notice to the Banks, the Issuing Banks or the Standby Lender of any such exercise);

                (iii) promptly notify the Banks, the Issuing Banks and the Standby Lender of the occurrence of any Default or any other default by a Security Party in the due performance of or compliance with its material obligations under any of the Security Documents of which the Security Agent has actual

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                       knowledge or actual notice and the occurrence of which
                       the Security Agent has verified;

                (iv) if directed by the Majority Banks, exercise (or refrain from exercising) any right, power or discretion vested in it hereunder in accordance with the directions (subject to Clause 25.2(A)) of the Majority Banks provided, however, that it may refrain from acting in accordance with any such directions until it has received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such directions and for this purpose the Security Agent shall make a demand for such security addressed to all the Banks and the Standby Lender.

         (F)    POWERS AND DISCRETIONS OF THE SECURITY AGENT

                The Security Agent shall have all the powers and discretions conferred upon a trustee by the Trustee Act 1925 and/or any other relevant legislation from time to time in force (to the extent not inconsistent herewith) and upon a receiver appointed under the Security Documents or any of them (as though the Security Agent were a receiver thereunder).

         (G)    DELEGATION OF POWERS; APPOINTMENT OF CO-TRUSTEES

                The Security Agent shall be entitled:-

                (i) whenever it thinks fit, to delegate by power of attorney or otherwise to any person or persons all or any of the rights, trusts, powers, authorities and discretions vested in it by this Agreement or any other Security Document and such delegation may be made upon such terms and subject to such conditions and subject to such regulations as the Security Agent may think fit and the Security Agent shall not be bound to supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate provided that the Security Agent shall have acted reasonably in making such delegation to such delegate and the Security Agent shall promptly give notice to each of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent of the appointment of any delegate or such delegate as aforesaid; and

                (ii) with the prior consent of the Majority Banks and the Borrower, to appoint (and subsequently to dismiss) such other person or persons as it thinks fit to become additional trustees hereunder (but so that there shall not be more than two trustees at any time) to assist it in carrying out its rights and duties hereunder and under the other Security Documents and each such additional trustee shall be entitled to the same rights and subject to the same obligations hereunder as the Security Agent.

         (H)    AUTHORITY TO ENTER INTO DOCUMENTS AND GRANT WAIVERS

                Each of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent hereby authorises the Security Agent:-

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                (i)    to enter into the SIBV $275m Facility Intercreditor
                       Agreement;

                (ii) to enter into any amendment to any Security Document or to grant any waiver of any obligation of any Security Party under any Security Document which in either case has either been approved by the Banks or is, in the unfettered opinion of the Security Agent, of a minor or technical nature and not likely to have any material effect on the obligation of the relevant Security Party under the relevant Security Document;

                (iii) to enter into any quiet enjoyment undertaking as contemplated by Clause 16.15; and

                (iv) to enter into a tripartite agreement with Stena Ferries Limited as owner and P&O Ferries Limited as bareboat charterer in respect of m.v. "P O AQUITAINE" substantially in the form set out in Schedule 24 to the Agreed Form Certificate.

         (I)    SECURITY AGENT TO BE CREDITOR

                The parties hereto agree that for the purpose of enforcing rights established under the Security Documents in the Netherlands, to the extent Netherlands law will apply thereto, the Security Agent will be the joint creditor of each and every obligation of the Borrower towards the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent under this Agreement, so that the Security Agent will have its own independent right to demand performance by the Borrower of each such obligation but so that payment to the Security Agent will serve as payment to the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent (as appropriate) and payment to any of the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent will serve as payment to the Security Agent.

         (J)    WINDING-UP OF TRUSTS

                If:-

                (i) all of the liabilities of the Borrower secured under the Security Documents have been fully and finally discharged; and

                (ii)   no future or contingent liability remains outstanding;
                       and

                (iii) the Security Agent is satisfied that there is no substantial risk of any payment or other transaction under this Agreement or any other Security Document being set aside in any liquidation or insolvency of the Borrower or any other Security Party which has previously occurred or may later occur then the trusts herein created shall be wound-up and the Security Agent shall release, without recourse or warranty, all security granted to it pursuant to the Security Documents then held by it, whereupon the Security Agent, the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Agent shall each be released from their respective obligations under this Clause 25.4 (except those which arose prior to such winding-up).

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         (K)    PERPETUITY PERIOD

                The perpetuity period under the rule against perpetuities if applicable to the Trust Property shall be the period of eighty
                (80) years from the date of this Agreement.

         (L)    GOVERNING LAW

                The trusts created by this Clause 25 shall be governed by and construed in accordance with English law.

25.5     THE AGENT AND SECURITY AGENT: COMMON PROVISIONS

         (A)    POWERS OF THE AGENT AND SECURITY AGENT GENERALLY

                In addition to the powers expressly given to the Agent and/or the Security Agent by this Agreement:-

                (i) the Banks and the Standby Lender may give the Agent and/or the Security Agent (generally or in any particular case) any powers which the Banks and the Standby Lender consider appropriate; and

                (ii) each of the Agent and the Security Agent has power to take any other action which it considers to be reasonably incidental or conducive to the performance of its functions under this Agreement or otherwise appropriate in the context of those functions, including the exercise of any powers given to it by the Banks and the Standby Lender.

         (B)    EXERCISE OF THE AGENT'S AND SECURITY AGENT'S POWERS

                The rights, powers and discretions vested in the Agent and the Security Agent by this Agreement and/or the other Security Documents shall only be exercised by the Agent or the Security Agent (as the case may be) in accordance with the instructions of the Majority Banks or (if so required in accordance with the provisions of Clause 25.2(A)) the Banks and the Standby Lender provided however that the Agent and the Security Agent shall each be entitled (but not bound) to exercise or refrain from exercising any such right, power or discretion without the directions of the Majority Banks or the Banks and the Standby Lender (as the case may be) if the Agent or Security Agent (as appropriate) believes that the immediate exercise of such right, power or discretion is necessary or desirable to protect the interests of the Banks and the Standby Lender under or in respect of the Security Documents or to protect or preserve the security afforded thereby.

                Where any right, power or discretion is vested in the Security Agent under this Agreement or any other Security Document but is expressed as being exercisable in accordance with the directions of the Banks and the Standby Lender or the Majority Banks, such right, power or discretion shall not be exercised by the Security Agent without the lawful directions of the Banks and the Standby Lender or the Majority Banks (as the case may be).

         (C)    LIMIT OF AGENT'S AND SECURITY AGENT'S OBLIGATIONS

                Notwithstanding anything to the contrary expressed or implied herein or in any other Security Document, neither the Agent nor the Security Agent shall:-

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                (i)    be bound to enquire as to the occurrence or otherwise of
                       any Default or as to the performance by any Security Party of its obligations under any of the Security Documents;

                (ii) be bound to disclose to any other person any information relating to any Security Party if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person;

                (iii) have any responsibility to the Banks, the Issuing Banks, the Standby Lender, the Co-Arrangers or each other for:-

                       (a) the financial position, creditworthiness, affairs or prospects of any of the Security Parties;

                       (b) the performance or non-performance howsoever by any of the Security Parties of any of their obligations hereunder or under any of the Security Documents;

                       (c) the due execution, effectiveness, genuineness, validity or enforceability of any of the Security Documents or any document relating thereto or any filing or recording thereof or the taking of any other action whatsoever and howsoever in connection therewith or the collectability of any sum due thereunder;

                       (d) any computations and/or information supplied to the Banks, the Issuing Banks and/or the Standby Lender by the Agent or the Security Agent in reliance upon which the Banks, the Issuing Banks and/or the Standby Lender have entered into this Agreement;

                (iv) be under any liability whatsoever for any consequence of relying on:-

                       (a) any written communication or document believed by it to be genuine or correct and to have been communicated or signed by the person by whom it is purported to have been communicated or signed; or

                       (b) the advice or opinions of any professional advisers selected by it;

                (v) be under any duty to account to any Bank, any Issuing Bank, the Standby Lender, the Co-Arrangers or each other for any sum received by it for its own account or the profit element of any such sum;

                (vi) be under any obligation other than those for which express provision is made herein.

         (D)    RIGHTS OF THE AGENT AND SECURITY AGENT

                Each of the Agent and Security Agent may:-

                (i) carry out its duties hereunder through such officers, directors, employees, consultants or independent agents as it may in its unfettered discretion think fit;

                (ii) assume that no Default has occurred and that none of the Security Parties is in breach of its obligations under any of the Security Documents unless the Agent or the Security Agent (as the case may be) has actual knowledge or actual notice to the contrary;

                (iii) engage and pay for the advice or services of any internal or external lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

                (iv) rely as to any matters of fact which might reasonably be expected to be within the knowledge of any Security Party upon a certificate signed by or on behalf of that Security Party;

                (v) rely upon any communication or document believed by it to be genuine.

         (E) RESPONSIBILITIES OF THE BANKS, THE ISSUING BANKS, THE STANDBY LENDER AND THE CO-ARRANGERS

                It is understood that each of the Banks, the Issuing Banks, the Standby Lender and the Co-Arrangers has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of each Security Party and, accordingly, each of the Banks, the Issuing Banks, the Standby Lender and the Co-Arrangers warrants to both the Agent and the Security Agent that it has not relied and will not rely on the Agent or the Security Agent:-

                (i) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by any Security Party in connection with this Agreement or any other Security Document; or

                (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Security Party.

         (F)    ADMINISTRATION

                Subject to the terms of this Agreement, this Agreement and the other Security Documents shall be serviced, supervised and administered by the Agent and the Security Agent respectively in the ordinary course of its business and in accordance with its usual practices. In performing its duties and functions hereunder, the Agent or the Security Agent (as the case may be) shall exercise the same care as it normally exercises in making and administering loans for its own account, but assumes no further responsibility in respect of such performance.

         (G)    LIMITATION OF LIABILITY

                Neither the Agent nor the Security Agent shall be under any liability as a result of taking or omitting to take any action in relation to this Agreement or any other Security Document save in the case of gross negligence or wilful misconduct and neither the Banks, the Issuing Banks, the Standby Lender nor the Co-Arrangers will assert or seek to assert against any director, officer or employee of the Agent or the Security Agent (as the case may be) any claim they might have against any of them in respect of the matters referred to in this Clause 25.5(G).

         (H)    NO RESTRICTION ON OTHER BUSINESS

                Neither the Agent nor the Security Agent (nor any officer thereof) shall be precluded by reason of so acting from underwriting, guaranteeing the subscription of or subscribing for or otherwise acquiring, holding or dealing with any debentures, shares or securities whatsoever of any Security Party or from entering into any contract or financial or other transaction with or from engaging in any banking or other business with any Security Party and shall not be liable to account for any profit made or payment received by it thereby or in connection therewith.

25.6     RETIREMENT AND REPLACEMENT OF THE AGENT AND THE SECURITY AGENT

         (A) Either or both of the Agent and the Security Agent may retire at any time without assigning any reason by giving to the Borrower, the Banks, the Issuing Banks, the Standby Lender and the Security Agent or Agent (as the case may be) not less than thirty (30) days notice of its intention to do so. Unless the Agent or Security Agent (as appropriate) in its notice of retirement nominates any of its associated companies to be its successor, the successor Agent or Security Agent may be appointed by the Majority Banks (with the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed) during such thirty (30) day period provided that, should they fail to do so, the Agent or the Security Agent (as the case may be) may then appoint as its successor a reputable and experienced bank with an office in London.

         (B) If any Bank is dissatisfied with the Agent and/or the Security Agent and wants it to be replaced, such Bank shall consult with the other relevant Banks and the Borrower for a period of up to thirty (30) days to decide whether the Agent and/or the Security Agent should be replaced and, if so, by whom (such replacement being one of the relevant Banks or an associated company thereof). If at the end of such period the relevant Banks unanimously agree that the Agent and/or the Security Agent (as the case may be) should be replaced by a particular Bank or one of its associated companies, and if the Borrower consents in writing to the identity of the proposed replacement (such consent (i) not to be unreasonably withheld and (ii) not to be required if an Event of Default has occurred and is continuing), then notice shall be given by the relevant Banks to the Agent and/or the Security Agent (as the case may be) specifying the date, being not fewer than five (5) Banking Days after the date of such notice, on which the appointment of the successor Agent and/or Security Agent is, subject to Clause 25.6(D), to take effect.

         (C)    For the purposes of this Clause 25.6(A):-

                (i) an "ASSOCIATED COMPANY" of the Agent or Security Agent or any Bank shall mean any company which is a holding company of the Agent or Security Agent or such Bank (as the case may be) or a wholly-owned subsidiary of it or its parent company; and

                (ii) "RELEVANT BANKS" means all of the Banks other than that Bank which acts as Agent or (as the case may be) Security Agent or whose associated company acts in such capacity.

         (D) Any appointment of a successor Agent or Security Agent under Clause 25.6(A) or (B) shall take effect upon:-

                (i) the successor confirming in writing its agreement to be bound by the provisions of this Agreement; and

                (ii) notice thereof by the Agent or Security Agent and its successor (which notice, in the case of a new Agent, shall specify the bank in New York to which payments to the new Agent shall be made thereafter) being given to each of the other parties to this Agreement and/or the other Security Documents; and

                (iii) in the case of a new Security Agent, the outgoing Security Agent has transferred to its successor all of its rights and obligations under the Security Documents.

         (E) If a successor to the Agent or Security Agent is appointed under the provisions of this Clause 25.6:-

                (i) the outgoing Agent or Security Agent (as the case may be) shall be discharged from any further obligation under this Agreement;

                (ii) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto in place of the outgoing Agent or Security Agent (as the case may be);

                (iii) Clause 25 and the other provisions of this Agreement shall remain in effect for the benefit and protection of the outgoing Agent or Security Agent (as the case may be) in relation to any claim or loss which may be brought against or incurred by it in connection with or as a result of any act, omission, breach, neglect or other occurrence or matter relating to or arising out of this Agreement which took place before its resignation.

26       NOTICES AND OTHER MATTERS

26.1     NOTICES

         Every notice, request, demand or other communication under this Agreement or (unless otherwise provided therein) under any of the other Security Documents shall:-

         (A) be in writing delivered personally or by first-class prepaid letter (airmail if available) or facsimile transmission or other means of telecommunication in permanent written form provided that any communication by facsimile transmission shall be confirmed forthwith by letter;

         (B) be deemed to have been received, subject as otherwise provided in the relevant Security Document, in the case of a letter, when delivered personally or 5 days after it has been put in to the post and, in the case of a facsimile transmission or other means of telecommunication in permanent written form, at the time of despatch (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

         (C)    be sent:-

                (i)    to the Borrower at:-

                       Aegeristrasse 52
                       CH-6300 Zug
                       Switzerland

                       Fax: 41 41 728 8139

                       Marked for attention: Jan Larsson

                       with a copy to the Borrower at:-

                       World Trade Centre
                       Amsterdam Airport
                       Schipol Boulevard 237
                       1118 BH Schipol Airport
                       The Netherlands

                       Fax: 31 20 653 1960

                       Marked for attention: Deputy General Manager

                (ii)   to Stena AB at:-

                       Masthuggskajen
                       SE-405 19 Goteborg
                       Sweden

                       Fax:  46 31 243947

                       Marked for attention: Finance Manager

                (iii) to the Agent, the Security Agent and the Standby Lender at:-

                       Svenska Handelsbanken AB (publ)
                       Regional Bank of Western Sweden
                       SE-405 40 Goteborg
                       Sweden

                       Fax: 46 31 774 8308

                       Marked for attention: RVIC STBNL 675

                (iv)   to the New Guarantee Provider at:-

                       Nordea Bank Sverige AB (publ)
                       Ostra Hamngatan 16
                       SE-405 09 Goteborg
                       Sweden

                       Fax: 46 31 771 6470

                       Marked for attention: Nordea Shipping Offshore and Oil Services

                (v)    to the Existing Guarantee Provider at:-

                       125 London Wall
                       London  EC2Y 5AJ
                       England

                       Fax: 44 20 7777 4613

                       Marked for attention: Morten Knudsen

                (vi) to each Bank or Co-Arranger at its address and fax number specified in Schedule 1 or in any relevant Transfer Certificate,

                or to such other address and/or number as is notified by one party to the other party under this Agreement;

         (D) be sent by the Borrower or Stena AB to the Banks, the relevant Issuing Bank, the Standby Lender or the Co-Arrangers by sending the same to the Agent and by the Banks, the Issuing Banks, the Standby Lender and the Co-Arrangers to the Borrower and Stena AB by forwarding the same through the Agent.

26.2     NO IMPLIED WAIVERS, REMEDIES CUMULATIVE

         No failure or delay on the part of the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender, the Banks or any of them to exercise any power, right or remedy under any of the Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender, the Banks or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in the Security Documents are cumulative and are not exclusive of any remedies provided by law.

26.3     FURTHER ASSURANCE

         The Borrower and Stena AB undertake that the Security Documents shall, both at the date of execution and delivery thereof and so long as any moneys are owing under any of the Security Documents, be valid and binding obligations of the respective parties thereto and the rights of the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Banks and the Co-Arrangers thereunder enforceable in accordance with their respective terms and that they will, at their expense, execute, sign, perfect and do, and will procure the execution, signing, perfecting and doing by each of the other Security Parties of, any and every such further assurance, document, act or thing as in the reasonable opinion of the Agent may be necessary or desirable for perfecting the security contemplated or constituted by the Security Documents.

26.4     ENGLISH LANGUAGE

         All certificates, instruments and other documents to be delivered under or supplied in connection with any of the Security Documents shall be in the English language or shall be accompanied by a certified English translation upon which the Agent shall be entitled to rely.

26.5     THIRD PARTY RIGHTS

         A person (including any body of persons) who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

27       GOVERNING LAW AND JURISDICTION

27.1     LAW

         This Agreement is governed by and shall be construed in accordance with English law.

27.2     SUBMISSION TO JURISDICTION

         The Borrower and Stena AB each agree, for the benefit of the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender and the Banks, that any legal action or proceedings arising out of or in connection with this Agreement against the Borrower or Stena AB or any of its assets may be brought in the English courts. The Borrower and Stena AB each hereby irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Stena (UK) Limited at present of 4/5 Arlington Street, London SW1 1RA to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender or the Banks to take proceedings against the Borrower and Stena AB in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the courts of England or Sweden and not those of any other State shall have jurisdiction to determine any claim which the Borrower or Stena AB may have against the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender or any Bank arising out of or in connection with this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a deed on the date first written above.

                                   SCHEDULE 1

                         THE BANKS AND THEIR COMMITMENTS

==================================================================================================================
              NAME                        ADDRESS AND FAX NUMBER               COMMITMENT          PERCENTAGE
                                                                                   $                    %
------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                125 London Wall                               33,000,000         5.789474
                                   London EC2Y 5AJ
                                   England
                                   Fax: 44 20 7777 4613
                                   Attention:  Morten Knudsen
------------------------------------------------------------------------------------------------------------------
Svenska Handelsbanken AB (publ)    Ostra Hamngatan 23                          90,000,000           15.789474
                                   SE-405 40 Goteborg
                                   Sweden
                                   Fax: 46 31 774 8308
                                   Attention:  RVIC STBNL 675
------------------------------------------------------------------------------------------------------------------
Nordea Bank Sverige                Ostra Hamngatan 16                         120,000,000           21.052632
AB (publ)                          SE-405 09 Goteborg
                                   Sweden
                                   Fax: 46 31 771 6470
                                   Attention:  NORDEA Shipping
                                   Offshore and Oil Services
------------------------------------------------------------------------------------------------------------------
HSBC Bank plc                      Transport Industries                        32,700,000           5.736842
                                   Corporate & Industrial Banking
                                   3rd Floor, 27-32 Poultry
                                   London EC2P 2BX
                                   England
                                   Fax:  44 20 7260 4495
                                   Attention:  Simon Deefholts
------------------------------------------------------------------------------------------------------------------
Landesbank     Schleswig-Holstein  Martensdamm 6                               32,700,000           5.736842
Girozentrale                       D-24103 Kiel
                                   Germany
                                   Fax:  49 431 900 1130
                                   Attention:  Shipping
                                   Department- Matthias Happich
------------------------------------------------------------------------------------------------------------------
The Governor and Company of the    2nd Floor, New Uberior House                32,700,000           5.736842
Bank of Scotland                   11 Earl Grey Street
                                   Edinburgh EH3 9BN
                                   Scotland
                                   Fax:  44 131 659 0387
                                   Attention:  Shipping Finance
------------------------------------------------------------------------------------------------------------------

==================================================================================================================
              NAME                        ADDRESS AND FAX NUMBER               COMMITMENT          PERCENTAGE
                                                                                   $                    %
------------------------------------------------------------------------------------------------------------------
Den norske Bank ASA                Stranden 21                                 32,700,000           5.736842
                                   N-0021 Oslo
                                   Norway
                                   Fax: 47 22 48 28 94
                                   Attention:  Credit
                                   Administration Shipping
------------------------------------------------------------------------------------------------------------------
Scotiabank Europe plc              Scotia House                                32,700,000           5.736842
                                   33 Finsbury Square
                                   London EC2A 1BB
                                   England
                                   Fax:  44 20 7826 5617
                                   Attention:  Graham Stark
------------------------------------------------------------------------------------------------------------------
Skandinaviska  Enskilda Banken AB  Ostra Hamngatan 24                          32,700,000           5.736842
(publ)                             S-405 04 Goteborg
                                   Sweden
                                   Fax:  46 31 15 14 50
                                   Attention:  PSF/Shipping
------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                 P.O. Box 949                                32,700,000           5.736842
                                   3000 DD Rotterdam
                                   The Netherlands
                                   Fax:  31 10 402 5580
                                   Attention: Mr E J van Mastrigt
                                   And
                                   Fax: 31 10 402 4109
                                   Attention:  Mr P van der Have
------------------------------------------------------------------------------------------------------------------
Nedship Bank N.V.  acting through  P.O. Box 701,                               32,700,000           5.736842
Nedship Bank (Nordic)              5501 Bergen
                                   Norway
                                   Fax: 47 55 30 94 50
                                   Attention:  Mr Oyvind Holte/Mr Tom
                                   Elvoy
------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                     33 Canada Square                            32,700,000           5.736842
                                   Canary Wharf
                                   London E1 5LB
                                   Fax: 44 20 7986 2762
                                   Attention: Simon Booth
------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG                   Brandstwiete 1                              32,700,000           5.736842
In Hamburg                         D-20457 Hamburg
                                   Federal Republic of Germany
                                   Fax: 49 40 3701 4649
                                   Attention:  International Ship
                                   Financing, Carola Roth
==================================================================================================================
                                   TOTAL                                      570,000,000              100
==================================================================================================================

                                   SCHEDULE 2

                               THE SHIPS - PART A

-----------------------------------------------------------------------------------------------------------

            NAME                        SHIPOWNERS                           CLASSIFICATION
-----------------------------------------------------------------------------------------------------------
P O Aquitaine                 Stena Ferries Limited            LR + 100A1 Ro-Ro Passenger and Vehicle
(tbr Pride of aquitaine)                                       Ferry LMC UMS
-----------------------------------------------------------------------------------------------------------

Stena Clipper                 Stena Admiral Line Limited       ABS + A1 (E) +AMS+ACCU
-----------------------------------------------------------------------------------------------------------

Stena CLYDE                   Stenloyal Limited                DNV +1A1 Column Stabilised Drilling Unit
-----------------------------------------------------------------------------------------------------------

STENA DEE                     Stena Drilling Limited           DNV +1A1 Column Stabilised Drilling Unit
                                      DRILL
-----------------------------------------------------------------------------------------------------------

STENA DON                     Stena Don LLC                    DNV +1A1 Column Stabilised Unit, Drilling
                                                               Unit, Structure (N), DRILL (N), E0,
                                                               DYNPOS-AUTRO, CRANE, HELDK
-----------------------------------------------------------------------------------------------------------

STENA NAUTICA                 Stena Nautica Line Limited       BV I + HULL + MACH Ro-Ro Passenger Ship
                                                               Unrestricted Navigation Ice Class IB +
                                                               AUT-UMS
-----------------------------------------------------------------------------------------------------------

STENA SAGA                    Stena Rederi AB                  LR + 100A1 Ferry, Ice Class 1A Super,
                                                               +LMC, UMS, with descriptive note
                                                               ShipRight SCM
-----------------------------------------------------------------------------------------------------------

STENA SHIPPER                 Freehaven Ltd.                   GL +100A5 E1 Ro-Ro Ship Equipped for
                                                               Carriage of Containers
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       CLASSIFICATION          OFFICIAL NO./CALL               FLAG
          SOCIETY                     SIGN
--------------------------------------------------------------------------------
Lloyds Register of Shipping   731221                Bermudan

--------------------------------------------------------------------------------

American Bureau of Shipping   726099                Bahamian
--------------------------------------------------------------------------------

Det norske Veritas            376547                British
--------------------------------------------------------------------------------

Det norske Veritas            701160                British

--------------------------------------------------------------------------------

Det norske Veritas            731309                Bermudan


--------------------------------------------------------------------------------

Bureau Veritas                SCQU                  Swedish


--------------------------------------------------------------------------------

Lloyds Register of Shipping   SLVH                  Swedish


--------------------------------------------------------------------------------

Germanischer Lloyd            902333                British

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

            NAME                        SHIPOWNERS                           CLASSIFICATION
-----------------------------------------------------------------------------------------------------------
STENA SPEY                    Stena HSD Limited                DNV +1A1 Column Stabilised Drilling
-----------------------------------------------------------------------------------------------------------

STENA Tay                     Stena Tay Limited                DNV +1A1 Column Stabilised Drilling Unit,
                                                               E0, HELDK DYNPOS-AUTR
-----------------------------------------------------------------------------------------------------------

STENA TENDER                  Stena Tender Line Limited        DNV +1A1 General Cargo Carrier Ro-Ro E0
-----------------------------------------------------------------------------------------------------------

STENA TIMER                   Stena Challenger Limited         DNV +1A1 General Cargo Carrier Ro-Ro E0
-----------------------------------------------------------------------------------------------------------

STENA TRAVELLER               Stena Rederi AB                  DNV +1A1 General Cargo Carrier Ro-Ro Car
                                                               Ferry A E0 ICE-1B
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       CLASSIFICATION          OFFICIAL NO./CALL               FLAG
          SOCIETY                     SIGN
--------------------------------------------------------------------------------
Det norske Veritas            703396                British
--------------------------------------------------------------------------------

Det norske Veritas            731247                Bermudan

--------------------------------------------------------------------------------

Det norske Veritas            720026                Isle of Man
--------------------------------------------------------------------------------

Det norske Veritas            718104                Isle of Man
--------------------------------------------------------------------------------

Det norske Veritas            SCQV                  Swedish

--------------------------------------------------------------------------------

                               THE SHIPS - PART B

----------------------------------------------------------------------------------------------------------

            NAME                         SHIPOWNER                           CLASSIFICATION
----------------------------------------------------------------------------------------------------------
Stena Baltica                 Stena Line B.V.                  DNV+1A1 R280 Car Ferry A EO
----------------------------------------------------------------------------------------------------------

Stena Carisma                 Stena Line Scandinavia AB        DNV+1A1 HSLC RI Car Ferry A EO  ICS
----------------------------------------------------------------------------------------------------------

Stena Carrier                 Stena Line Shipholding B.V.      LR+100 A1 Ice Class 1A+LMC+ UMS
----------------------------------------------------------------------------------------------------------

Stena Danica                  Stena Line Scandinavia AB        DNV+1A1 Car Ferry A EO ICE-1B
----------------------------------------------------------------------------------------------------------

Stena Europe                  33 shares - Stena Line           DNV+1A1 Car Ferry A MCDK ICE- 1C
                              Shipholding B.V.
                              31 shares - Stena Line
                              Scandinavia AB
----------------------------------------------------------------------------------------------------------

Stena Freighter               Stena Line Scandinavia AB        LR+100 A1 Ice Class 1A +LMC+UMS
----------------------------------------------------------------------------------------------------------

Stena Germanica               Scandlines AB                    LR+100 A1 Car Ferry, Ice Class 2+LMC and
                                                               UMS
----------------------------------------------------------------------------------------------------------

Stena Gothica                 Stena Line Shipholding B.V.      DNV+1A1 MCDK EO
----------------------------------------------------------------------------------------------------------

Stena Scandinavica            Stena Line Scandinavia AB        LR+100 A1 Car Ferry, Ice Class 2+LMC and
                                                               UMS
----------------------------------------------------------------------------------------------------------

Stena Scanrail                Stena Line Scandinavia AB        BV 1 3/3 E Roll On Roll Off Deepsea ICE
                                                               III
----------------------------------------------------------------------------------------------------------

Stena Searider                Stena Line Scandinavia AB        DNV+1A1 Car and Train Ferry A EO ICE -1B
----------------------------------------------------------------------------------------------------------

Stena SeaTrader               Stena Line B.V.                  DNV+1A1 ICE- A
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       CLASSIFICATION          OFFICIAL NO./CALL               FLAG
          SOCIETY                     SIGN
--------------------------------------------------------------------------------
Det norske Veritas            8000475               Bahamian
--------------------------------------------------------------------------------

Det norske Veritas            SGFV                  Swedish
--------------------------------------------------------------------------------

Lloyds Register of Shipping   SLUY                  Swedish
--------------------------------------------------------------------------------

Det norske Veritas            SKFH                  Swedish
--------------------------------------------------------------------------------

Det norske Veritas            905449                British



--------------------------------------------------------------------------------

Lloyds Register of Shipping   SEPG                  Swedish
--------------------------------------------------------------------------------

Lloyds Register of Shipping   SKPZ                  Swedish

--------------------------------------------------------------------------------

Det norske Veritas            SCQO                  Swedish
--------------------------------------------------------------------------------

Lloyds Register of Shipping   SLYH                  Swedish

--------------------------------------------------------------------------------

Bureau Veritas                SLBM                  Swedish

--------------------------------------------------------------------------------

Det norske Veritas            900102                British
--------------------------------------------------------------------------------

Det norske Veritas            904247                British
--------------------------------------------------------------------------------

                                   SCHEDULE 3

                              COMMERCIAL DOCUMENTS

BAREBOAT CHARTERS MADE WITH STENA CHARTERERS

1     m.v. "STENA CLIPPER"     A charterparty by way of demise dated 15 November
                               1994 made between (1) Stena Admiral Line Limited
                               ("SALL") as owner and (2) Stena Ferries Limited
                               ("SFL") as charterer as amended by an addendum no. 1 dated as of 15 November 1998 and an addendum no. 2 dated as of 2 January 2002 each made between (1) SALL and (2) SFL.

                               A BALTIME 1939 time charter dated 15 November 1994 made between (1) SFL as disponent owner and
                               (2) Stena Rederi AB ("SRAB") as time charterer as amended by an addendum no. 1 dated as of 15 November 1998 and an addendum no. 2 dated as of 1 January 2002 each made between (1) SFL and (2) SRAB.

2     m.v. "STENA SHIPPER"     A charterparty by way of demise dated 4 October
                               1994 made between (1) Stena Florida Line Limited
                               ("SFLL") as owner and (2) SFL as charterer as amended by an addendum No.1 dated as of 14 March
                               1995 made between (1) SFLL and (2) SFL, as further amended and novated by an addendum No.2 dated 16 December 1999 made between (1) SFLL, (2)
                               Orondo Limited ("ORONDO") and (3) SFL (so as to constitute a charter between (1) Orondo as owner and (2) SFL as charterer), as further amended by an addendum No.3 dated as of 17 May 2000, an addendum No.4 dated 14 November 2000 each made between (1) Orondo and (2) SFL and as further amended and novated by an addendum No.5 dated 20
                               December 2001 made between (1) Orondo, and (2)
                               SFL and (3) Freehaven Ltd. ("FREEHAVEN") (so as to constitute a charter between (1) Freehaven as owner and (2) SFL as charterer).

3     m.v. "STENA SAGA"        A BARECON 89 bareboat charter dated 19 June 1991
                               made between (1) SRAB as owner and (2) Sealink
                               U.K. Limited ("SEALINK") as charterer as amended and novated by an addendum No.1 dated 3 March
                               1994 made between (1) SRAB, (2) Sealink (renamed
                               Stena Sealink Limited) and Stena Line AB ("SLAB")
                               (so as to constitute a charter between (1) SRAB as owner and (2) SLAB as charterer), as further amended by an addendum No.2 dated 13 April 1995 made between (1)

                               SRAB and (2) SLAB, as further amended by an addendum No.3 dated 7 June 1995, an addendum No.4 dated 10 May 1996, an addendum No.5 dated 9 April 1997, an addendum No.6 dated 22 March 1999, each between (1) SRAB and (2) SLAB, as further amended and novated by an addendum No.7 dated 24 September 2001 made between (1) SRAB, (2) SLAB (renamed Forvaltningsaktiebolaget Lastluckan AB ("FL")) and (3) Stena Line Scandinavia AB ("SLSAB") (so as to constitute a charter between (1) SRAB as owner and (2) SLSAB as charterer) and as further amended by an addendum No.8 dated 12 February 2002 made between (1) SRAB and (2) SLSAB.

4     m.v. "STENA NAUTICA"     A BARECON 89 bareboat charter dated 15 October
                               1997 made between (1) Stena Nautica Line Limited
                               ("SNLL") as owner and (2) SLAB as charterer, as amended by an addendum No.1 dated 26 March 1999 made between (1) SNLL and (2) SLAB, as amended and novated by an addendum No.2 dated 28
                               September 2001 made between SNLL, (2) FL and (3)
                               SLSAB (so as to constitute a charter between (1)
                               SNLL as owner and (2) SLSAB as charterer), and as further amended by an addendum No.3 dated 12
                               February 2002 made between (1) SNLL and (2)
                               SLSAB.

5     m.v. "STENA TRAVELLER"   A BARECON 89 bareboat charter dated 21 December
                               2001 made between (1) SRAB as owner and (2) SLSAB as charterer.

6     m.v. "P O AQUITAINE"     A BARECON 89 bareboat charter dated 21 April 1999
                               made between (1) SFL as owner and (2) P&O Ferries
                               Limited (formerly P&O Stena Line Ltd.) as charterer.

7     s.s.v. "STENA DON"       A bareboat charter dated 28 November 2001 made
                               between (1) Stena Don LLC as owner and (2) Stena
                               Don AS as charterer.

8     m.v. "STENA CARRIER"     A BARECON 89 bareboat charter dated 1 January
                               1992 made between (1) Stena Carrier Ltd ("SCL") as owner and (2) SLAB as charterer as amended and novated by addendum No.1 dated 31 March 1995 made between (1) SCL, (2) Stena Empress Ltd ("SEL") and (3) SLAB (so as to constitute a charter between (1) SEL as owner and (2) SLAB as charterer) as further amended and novated by an addendum No.2 dated 20 December 1996 made between
                               (1) SEL, (2) Stena Line Shipholding B.V.
                               ("SLSHBV") and (3) SLAB (so as to constitute a charter between (1) SLSHBV as owner and (2) SLAB as charterer) as further amended by an addendum
                               No.3 dated 15 January 1997 made between (1)
                               SLSHBV and (2) SLAB and as further amended by an addendum No.4 dated 15 January 1999, an addendum
                               No.5 dated 15 January 2000, an addendum No.6 dated 5 February 2001, each between (1) SLSHBV and (2) SLAB, as further amended and novated by an addendum No. 7 dated 28 September 2001 made between (1) SLSHBV,

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

                               (2) SLAB and (3) SLSAB (so as constitute a charter between (1) SLSHBV as owner and (2) SLSAB as charterer) and as further amended by an addendum No.8 dated 5 February 2002 made between
                               (1) SLSHBV and (2) SLSAB.

9     m.v. "STENA GOTHICA"     A BARECON 89 bareboat charter dated 15 October
                               1994 made between (1) Scandinavica Ltd as owner and (2) Stena Line Scandinavia AB (formerly known as Stena Line Service AB and subsequently merged into SLAB on 1 January 1999) as charterer as amended and novated by an addendum No.1 dated 31
                               March 1995 made between (1) Scandinavica Ltd (2)
                               SEL and (3) Stena Line Scandinavia AB (so as to constitute a charter between (1) SEL as owner and
                               (2) Stena Line Scandinavia AB as charterer) as further amended by an addendum No.2 dated 9
                               January 1996 between (1) SEL and (2) Stena Line
                               Scandinavia AB as further amended and novated by an addendum No.3 dated 16 December 1996 made between (1) SEL, (2) SLSHBV and (3) Stena Line
                               Scandinavia AB (so as to constitute a charter between (1) SLSHBV as owner and (2) Stena Line
                               Scandinavia AB as charterer) as further amended by an addendum No.4 dated 15 January 1997 and an addendum No.5 dated 31 August 1998 each between
                               (1) SLSHBV and (2) Stena Line Scandinavia AB and as further amended by an addendum No.6 dated 15
                               January 1999, an addendum No.7 dated 17 January
                               2000, an addendum No.8 dated 31 August 2000, an addendum No.9 dated 5 February 2001 each between
                               (1) SLSHBV and (2) SLAB (as successor to Stena
                               Line Scandinavia AB), as further amended by an addendum No.10 dated 17 September 2001 made between (1) Stena Line Scandinavica AB and (2)
                               SLSHBV, as further amended and novated by an addendum No.11 dated 28 September 2001 made between (1) SLSHBV, (2) SLAB and (3) SLSAB (so as to constitute a charter between (1) SLSHBV as owner and (2) SLSAB as charterer), as further amended by an addendum No.12 dated 5 February
                               2002 and an addendum No.13 dated 9 September
                               2002, each between (1) SLSHBV and (2) SLSAB.

10    m.v. "STENA GERMANICA"   A BARECON 89 bareboat charter dated 20 December
                               2000 between (1) Scandlines AB as owner and (2)
                               SLAB as charterer to be amended and novated on or about the Availability Date by an addendum No. 1 dated 28 September 2001 made between (1)
                               Scandlines AB ("SCANDLINES"), (2) SLAB and (3)
                               SLSAB (so as to constitute a charter between (1)
                               Scandlines as owner and (2) SLSAB as charterer) and as further amended by an addendum No.2 dated
                               5 February 2002 made between

                               (1) Scandlines and (2) SLSAB.

11    m.v. "STENA EUROPE"      A BARECON 89 bareboat charter dated 26 May 1997
                               between (1) SLSHBV as 33/64th owner and SLAB as 31/64th owner and (2) SLAB as charterer as amended by an addendum dated 25 June 2001, as further amended and novated by an addendum No. 2 dated 28 September 2001 made between (1) SLSHBV,
                               (2) SLAB and (3) SLSAB (so as to constitute a charter between (1) SLSHBV as 33/64th owner and SLSAB as 31/64th owner and (2) SLSAB as charterer), as further amended and novated by an addendum No.3 dated 11 October 2002 and made between (1) SLSHBV, (2) SLSAB and (3) SLL (so as to constitute a charter between (1) SLSHBV as 33/64th owner and SLSAB as 31/64th owner and (2)
                               SLL as charterer).

12    m.v. "STENA SEARIDER"    A BARECON 89 bareboat charter dated 25 September
                               2000 made between (1) SLAB as owner and (2) Stena
                               Line B.V. ("SLBV") as charterer as amended and novated by an addendum No. 1 dated 28 September
                               2001 made between (1) SLAB, (2) SLBV and (3)
                               SLSAB (so as to constitute a charter between (1)
                               SLSAB as owner and (2) SLBV as charterer), as further amended by an addendum No.2 dated 5
                               February 2001 made between (1) SLAB and (2) Stena
                               Line Limited ("SLL") and as further amended by an addendum No.3 dated 5 February 2002 made between
                               (1) SLSAB and (2) SLBV.

13    m.v. "STENA BALTICA"     A BARECON 89 bareboat charter dated 9 June 1997
                               between (1) SLBV as owner and (2) SLL as charterer as amended by an addendum No.1 dated 1
                               June 1999, an addendum No.2 dated 5 February 2001 and an addendum No.3 dated 28 September 2001 each between (1) SLBV and (2) SLL and as amended and novated by an addendum No.4 dated 11 October 2002 made between (1) SLBV, (2) SLL and (3) SLSAB (so as to constitute a charter between (1) SLBV as owner and (2) SLSAB as charterer).

                                   SCHEDULE 4

                                PRIOR SECURITIES

PART A - PRIOR MORTGAGES

1 The first priority Bahamian statutory ship mortgage dated 13 March 2002 on "Stena Baltica" made by Stena Line B.V. in favour of Svenska Handelsbanken AB (publ).

2 The first priority Swedish deed of mortgage no. 2294 dated 3 June 1998 on "stena Carisma" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

3 The first priority Swedish deed of mortgage no. 1602 dated 4 May 2000 on "stena CarRier" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ).

4 The first priority Swedish deed of mortgage no. 2270 dated 3 June 1998 on "stena danica" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

5 The first priority British statutory ship mortgage dated 27 February 2002 in respect of 33/64 shares in "Stena Europe" made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ).

6 The first priority British statutory ship mortgage dated 27 February 2002 in respect of 31/64 shares in "Stena Europe" made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

7 The first priority Swedish deeds of mortgage nos. 4404 and 4405 dated 24 August 1984 and the first priority Swedish deed of mortgage no. 266 dated 27 January 1994 on "stena Freighter" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

8     The Stena Germanica Mortgage.

9 The first priority Swedish deeds of mortgage nos. 5302 and 5303 dated 5 November 1991 on "stena gothica" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ).

10 The first priority Swedish deed of mortgage no. 2290 dated 3 June 1998 on "stena scandinavica" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

11 The first priority Swedish deeds of mortgage nos. 3121 and 6723 dated 18 May 1984 and 3 November 1989 respectively on "stena scanrail" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

12 The first priority British statutory ship mortgage dated 28 September 2001 on "Stena searider" made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

13 The first priority British statutory ship mortgage dated 28 September 2001 on "Stena seatrader" made by Stena Line B.V. in favour of Svenska Handelsbanken AB (publ).

14 The first priority Swedish deed of mortgage no. 3454 dated 27 September 2001 on "Linkspan i" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

15 The first priority Swedish deed of mortgage no. 3458 dated 27 September 2001 on "Linkspan ii" and the first priority pledge thereof dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

16 The first priority legal charge over Holyhead Port dated 28 September 2001 made by Stena Line Ports Limited in favour of Svenska Handelsbanken AB
      (publ).

17 The Scots law first priority standard security over Stranraer Port dated 28 September 2001 made by Stena Line Ports Limited in favour of Svenska Handelsbanken AB (publ).

PART B - PRIOR DEEDS OF COVENANT

18 The first priority deed of covenant dated 28 September 2001 (as amended by a supplement to the deed of covenant dated 13 March 2002) made by Stena Line B.V. in favour of Svenska Handelsbanken AB (publ) in respect of "Stena Baltica".

19 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "stena Carisma", "Linkspan i" and "Linkspan ii".

20 The first priority deed of covenant dated 28 September 2001 made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ) in respect of "stena CarRier".

21 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "stena danica".

22 The first priority deed of covenant dated 28 September 2001 (as amended by a supplement to the deed of covenant dated 27 February 2002) made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ) in respect of "Stena Europe".

23 The first priority deed of covenant dated 28 September 2001 (as amended by a supplement to the deed of covenant dated 27 February 2002) made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "Stena Europe".

24 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "stena Freighter".

25    The Stena Germanica Deed of Covenant.

26 The first priority deed of covenant dated 28 September 2001 made by Stena Line Shipholding B.V. in favour of Svenska Handelsbanken AB (publ) in respect of "stena gothica".

27 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "stena scandinavica".

28 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "stena scanrail".

29 The first priority deed of covenant dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ) in respect of "Stena searider".

30 The first priority deed of covenant dated 28 September 2001 made by Stena Line B.V. in favour of Svenska Handelsbanken AB (publ) in respect of "Stena seatrader".

PART C - PRIOR CHARTERER'S INSURANCE ASSIGNMENTS

31 The deed of assignment of insurances and requisition compensation dated 28 September 2001 made by Stena Line Scandinavia AB in favour of Svenska Handelsbanken AB (publ).

32 The deed of assignment of insurances and requisition compensation dated 28 September 2001 made by Stena Line B.V. in favour of Svenska Handelsbanken AB (publ).

33 The deed of assignment of insurances and requisition compensation dated 28 September 2001 made by Stena Line Limited in favour of Svenska Handelsbanken AB (publ).

                                   SCHEDULE 5

                            EXISTING BANK GUARANTEES

Guarantee No:              9
Beneficiary:               Dalian Shipyard
Amount:                    $8,700,000
Valid from:                22 June 2001
Expiry Date:               15 January 2004

Guarantee No:              10
Beneficiary:               Dalian Shipyard
Amount:                    $8,700,000
Valid from:                22 June 2001
Expiry Date:               5 May 2004

Guarantee No:              11
Beneficiary:               Lloyds Capital Leasing Limited
Amount:                    (pound)8,212,255.11
Valid from:                1 November 2001
Expiry Date:               31 October 2003

Guarantee No:              12
Beneficiary:               Commerzbank AG, Kiel
Amount:                    (euro)1,044,000
Valid from:                28 September 2001
Expiry Date:               30 June 2003

Guarantee No:              17
Beneficiary:               HSBC Bank plc
Amount:                    (pound)776,000
Valid from:                5 October 2001
Expiry Date:               1 October 2003 (but renews automatically for a
                           further 12 months on each expiry date unless 60 days prior notice to terminate is given by the Existing
                           Guarantee Provider thereunder)

Guarantee No:              18
Beneficiary:               Bank Handlowy w Warzawie
Amount:                    PLN250,000
Valid from:                5 October 2001
Expiry Date:               30 May 2003

Guarantee No:              21
Beneficiary:               ING Bank N.V., Amsterdam
Amount:                    (euro)147,585
Valid from:                31 July 2002
Expiry Date:               11 August 2003 (but renews automatically for a
                           further 12 months on each expiry date unless 60 days prior notice to terminate is given by the Existing
                           Guarantee Provider thereunder)

Guarantee No:              22
Beneficiary:               Association of British Travel Agents Ltd.
Amount:                    (pound)758,500
Valid from:                1 October 2002
Expiry Date:               31 March 2004

Guarantee No:              23
Beneficiary:               Civil Aviation Authority
Amount:                    (pound)71,250          (Principal Bond)
Valid from:                26 September 2002
Expiry Date:               31 March 2004

Guarantee No:              24
Beneficiary:               Civil Aviation Authority
Amount:                    (pound)71,250          (Supplementary Bond)
Valid from:                26 September 2002
Expiry Date:               31 March 2004

                                   SCHEDULE 6

                             FORM OF DRAWDOWN NOTICE



To:      Svenska Handelsbanken AB (publ)
         SE-405 40 Goteborg
         Sweden
         Attention: RVIC STBNL 675
                                                                          o 20 o

                                U.S.$600,000,000
                    Facility Agreement dated 6 November 2002


We refer to the above Facility Agreement and hereby give you notice that we wish to draw an Advance of $o on o 20o [and select a Term in respect thereof of o months]. The funds should be credited to [NAME AND NUMBER OF ACCOUNT] with [NEW YORK CITY].

We confirm that the borrowing to be effected by such Advance will be within our corporate powers, has been validly authorised by appropriate corporate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded.

Words and expressions defined in the Facility Agreement shall have the same meanings where used herein.

                              For and on behalf of
                            STENA INTERNATIONAL B.V.


                             ......................

                                   SCHEDULE 7

                         FORM OF BANK GUARANTEE REQUEST



To:      Svenska Handelsbanken AB (publ)
         SE-405 40 Goteborg
         Sweden
         Attention: RVIC STBNL 675
                                                                          o 20 o

                                U.S.$600,000,000
                    Facility Agreement dated 6 November 2002


We refer to the above Facility Agreement and hereby request that the New Guarantee Provider [agrees to extend the Expiry Date of [DESCRIBE RELEVANT BANK GUARANTEE] from o to o] [issues a Bank Guarantee in the form attached hereto in favour of [INSERT NAME OF BENEFICIARY] on o 20o].

[This Bank Guarantee should only be [issued/extended] on our further written request.]

Words and expressions defined in the Facility Agreement shall have the same meanings where used herein.

                              For and on behalf of
                            STENA INTERNATIONAL B.V.


                             ......................

                                   SCHEDULE 8

                   CONDITIONS PRECEDENT/STENA TAY REQUIREMENTS

                      (referred to in Clauses 18.1 and 9.9)

PART 1 - CONDITIONS PRECEDENT

1        FACILITY AGREEMENT, AGREED FORM CERTIFICATE AND GUARANTEES

1.1 Originals of this Agreement and the Agreed Form Certificate executed by all of the parties thereto (in sufficient copies so that each Bank will be able to retain one original for itself).

1.2 Original Shipowner's Guarantees executed by each of the Shipowners (other than Stena Rederi AB, Stena Line Scandinavia, Stena Tay Limited and Scandlines).

1.3      An original Port Owner's Guarantee executed by Stena Line Ports.

2        THE SHIPS AND LINKSPANS

2.1 Such evidence as the Agent may require in respect of each Ship (other than m.v. "STENA TAY") that such Ship and, where appropriate, each of its associated Linkspans is:-

         (A)    registered in the sole name of the relevant Shipowner shown in
                Schedule 2 free from all Liens except for Permitted Ship Liens and, where relevant, Liens created by any Prior Security Document;

         (B)    classified 1A1 with its Classification Society;

         (C)    technically managed by its Approved Manager (if any); and

         (D) (together with its operator) compliant with the requirements of the ISM Code.

2.2 Written confirmation from the insurance brokers and the managers of any protection and indemnity or war risks association through whom any Insurances of a Ship or Linkspan (other than m.v. "STENA TAY") have been placed that (i) they will each issue a letter of undertaking in a form acceptable to the Agent upon receipt of the Notice(s) of Assignment of Insurances relating to such Ship or Linkspan and (ii) that they have not received notice of any prior assignment of such Insurances other than, where relevant, pursuant to a Prior Security Document or an assignment securing the SIBV $500m Facility.

2.3 Originals of the Security Documents to be entered into in respect of each Ship and Linkspan (other than m.v. "STENA TAY") duly executed by the Security Parties which are party thereto together with all relevant notices, acknowledgements and other ancillary documents to be executed thereunder or pursuant thereto, namely:-

         (A) in the case of m.v.'s "STENA NAUTICA", "STENA SAGA" AND "STENA TRAVELLER":-

                (i) first priority instruments of pledge in the form set out in Schedule 5 to the Agreed Form Certificate executed by the relevant Shipowner in respect of the Swedish law ship mortgages thereon registered or to be registered against each of the above Ships in the following amounts:-

                       SHIP                                               AMOUNT

                       "STENA NAUTICA"                               $22,000,000
                       "STENA SAGA"                                 $109,000,000
                       "STENA TRAVELLER"                             $45,000,000

                (ii) the original mortgage deeds as referred to in (i) above in respect of each of the above Ships; and

                (iii) a Deed of Covenant and Notices of Assignment of Insurances in the form of Schedule 1 thereto each executed by the relevant Shipowner in respect thereof;

         (B) in the case of m.v.'s "P O AQUITAINE", "STENA CLIPPER", "STENA CLYDE", "STENA DEE", "STENA DON", "STENA SHIPPER", "STENA SPEY", "STENA TENDER" AND "STENA TIMER":-

                (i) a first priority statutory ship mortgage thereon incorporating the text set out in Schedule 3 to the Agreed Form Certificate executed by the relevant Shipowner;

                (ii) a Deed of Covenant and Notices of Assignment of Insurances in the form of Schedule 1 thereto executed by the relevant Shipowner in respect thereof;

         (C) in the case of m.v.'s "STENA DANICA", "STENA SCANDINAVICA", "STENA FREIGHTER", "STENA SCANRAIL", "STENA CARRIER", "STENA CARISMA", "LINKSPAN I", "LINKSPAN II" AND "STENA GOTHICA":-

                (i) second priority instruments of pledge in the form set out in Schedule 6 to the Agreed Form Certificate executed by the relevant Shipowner in respect of the Swedish law ship mortgages thereon registered or to be registered against each of the above Ships and Linkspans in the following amounts:-

                       SHIP/LINKSPAN                                      AMOUNT

                       "STENA DANICA"                                $57,000,000
                       "STENA SCANDINAVICA"                         $115,000,000
                       "STENA FREIGHTER"                             $12,570,000
                       "STENA SCANRAIL"                               $8,000,000
                       "STENA CARISMA"                               $62,500,000
                       "LINKSPAN I"                                   $4,000,000
                       "LINKSPAN II"                                  $3,000,000
                       "STENA CARRIER"                                $8,500,000
                       "STENA GOTHICA"                               $14,437,500

                (ii) a Deed of Covenant and Notices of Assignment of Insurances in the form of Schedule 1 thereto each executed by the relevant Shipowner in respect thereof;

         (D) in the case of m.v.'s "STENA EUROPE", "STENA SEARIDER", "STENA SEATRADER" AND "STENA BALTICA":-

                (i) a second priority statutory ship mortgage thereon incorporating the text set out in Schedule 4 to the Agreed Form Certificate executed by the relevant Shipowner;

                (ii) a Deed of Covenant and Notices of Assignment of Insurances in the form of Schedule 1 thereto executed by the relevant Shipowner in respect thereof;

         (E)    in the case of m.v. "STENA GERMANICA":-

                (i)    the Stena Germanica Assignment;

                (ii) the notice of assignment in the form of Schedule 1 to the Stena Germanica Assignment executed by the Borrower and the acknowledgement thereof in the form of Schedule 2 to the Stena Germanica Assignment executed by Scandlines;

                (iii) the notice of assignment in the form of Schedule 3 to the Stena Germanica Assignment executed by the Borrower and the acknowledgement thereof in the form of Schedule 4 to the Stena Germanica Assignment executed by Stena Line Scandinavia;

                (iv)   the Notice of Assignment of Insurances in the form of
                       Schedule 5 to the Stena Germanica Assignment executed by the Borrower;

         (F) in the case of each of the Mortgaged Ships and Mortgaged Linkspans (other than m.v. "STENA TAY"):-

                (i) the Charterer's Insurance Assignment (if any) executed by any Stena Charterer of such Ship or Linkspan;

                (ii) the Charterer's Subordination Undertaking (if any) executed by any Stena Charterer of such Ship or Linkspan;

                (iii) the Manager's Subordination Undertaking (if any) executed by any Approved Manager of such Ship or Linkspan.

2.4 In the case of each Ship and Linkspan (other than m.v. "STENA GERMANICA" and m.v. "STENA TAY"), evidence that the relevant mortgage in favour of the Security Agent on such Ship or Linkspan has been registered against such Ship or Linkspan at the appropriate ship registry with first priority in the case of the Ships referred to in paragraphs (A) and (B) above and with second priority, subject only to the Prior Mortgages, in the case of the Ships and Linkspans referred to in paragraphs (C) and (D) above.

2.5 In the case of m.v. "STENA GERMANICA", evidence that the Stena Germanica Mortgage is registered at the appropriate ship registry with first priority.

3        HOLYHEAD PORT

3.1 Save for the Prior Mortgage relating thereto, a clear H.M. Land Registry search in favour of the Security Agent against such part of Holyhead Port as is registered or is in the course of registration, with priority expiring no earlier than twenty eight (28) days after the Availability Date.

3.2      An original of the Holyhead Charge executed by Stena Line Ports.

3.3 A certificate of title in respect of Holyhead Port (including details of the insurances of the relevant port) in form and substance acceptable to the Agent.

3.4 Confirmation in writing from Svenska Handelsbanken AB (publ) as chargee under the Prior Mortgage relating to Holyhead Port that it consents to the Holyhead Charge.

4        STRANRAER PORT

4.1 Save for the Prior Mortgage relating thereto, a clear search in the property register and in the computerised presentment book in respect of Stranraer Port to be continued to a date twenty two (22) days after the date of recording of the Stranraer Charge and a clear search in the personal register in respect of Stena Line Ports.

4.2      An original of the Stranraer Charge executed by Stena Line Ports.

4.3 A certificate of title in respect of Stranraer Port (including details of the insurances of the relevant port) in form and substance acceptable to the Agent.

4.4 Confirmation in writing from Svenska Handelsbanken AB (publ) as chargee under the Prior Mortgage relating to Stranraer Port that it consents to the Stranraer Charge.

5        CASH COLLATERAL ACCOUNTS

5.1 Evidence that the Borrower has opened Cash Collateral Accounts with the Agent in Dollars, Euro, Pounds Sterling and Polish Zlotych.

5.2 An original Cash Collateral Account Pledge executed by the Borrower in respect of the accounts referred to in paragraph 5.1 above.

6        CONSTITUTIONAL DOCUMENTS

         Certified copies of the Certificate of Incorporation and Memorandum and Articles of Association or equivalent constitutive documents of the Borrower and each other Security Party.

7        CORPORATE AUTHORISATIONS

7.1 Certified copies of resolutions of each Security Party approving the Security Documents to which such Security Party is a party and approving the transactions contemplated thereby and authorising the execution of such documents by an officer or attorney of the relevant Security Party.

7.2 Original or certified copies of the powers of attorney, if any, issued pursuant to the resolutions referred to in paragraph 6.1 above.

8        CERTIFICATE OF INCUMBENCY

         Certified copies of a certificate of incumbency or extract from the commercial register in respect of the Borrower and each other Security Party.

9        CONSENTS AND APPROVALS

         Such evidence as the Agent may require that all such consents have been obtained as may be required from any authority by each of the Borrower and each other Security Party for the execution of and performance by them of their respective obligations under those of the Security Documents to which they are respectively a party.

10       FEES

10.1 The agency fee letter agreement referred to in Clause 10.1 executed by the Borrower, Stena AB and Svenska Handelsbanken AB (publ) as Agent and Security Agent.

10.2 Evidence that such fees referred to in Clause 10 as are payable on or before the Availability Date have been received by the Agent.

11       INSURANCE OPINION
         An opinion on the insurances relating to all of the Ships, the Linkspans and the Ports by HSBC Insurance Brokers Limited dated not more than thirty (30) days before the Availability Date, such report to be in form and substance acceptable to the Agent.

12       LEGAL OPINIONS

         Legal opinions in form and substance acceptable to the Agent (or confirmation satisfactory to the Agent that such legal opinions will be issued in form and substance acceptable to it) from:-

         (A) Messrs. Stephenson Harwood concerning such matters of English law as the Agent may reasonably require;

         (B) Messrs. Mannheimer Swartling concerning such matters of Swedish law as the Agent may reasonably require;

         (C) Messrs. Loyens & Loeff concerning such matters of Netherlands law as the Agent may reasonably require;

         (D) Messrs. Wright, Johnston & Mackenzie concerning such matters of Scottish law as the Agent may reasonably require;

         (E) Messrs. Dickinson Cruickshank & Co. concerning such matters of Manx law as the Agent may reasonably require;

         (F) Messrs. Conyers Dill & Pearman concerning such matters of Bermudan law as the Agent may reasonably require;

         (G) Messrs. Maples & Calder concerning such matters of Cayman law as the Agent may necessary require; and

         (H) Messrs Simonsen F0yen Advokatfirma DA concerning such matters of Norwegian law as the Agent may reasonably require.

13       VALUATIONS

         Valuations of the Mortgaged Ships and Mortgaged Linkspans as at 30 June 2002 or any later date, such valuations to be determined in accordance with Clause 9.4(G).

14       FINANCIAL CONDITION

14.1     Evidence that as at 30 June 2002:-

         (A) the aggregate of (i) the Consolidated Current Assets and (ii) Available Facilities was at least one hundred and twenty five per cent (125%) of the Consolidated Current Liabilities; and

         (B) the aggregate of (i) Consolidated Liquid Assets and (ii) Available Facilities was at least $50,000,000.

14.2 The Free Net Worth Compliance Certificate required to be produced under Clause 14.2(F) evidencing that as at 30 June 2002 the Free Net Worth was at least $850,000,000.

15       PROCESS AGENT

         Written confirmation from Stena (UK) Limited that it will act as the process agent for service of process in England of the Borrower and each other Security Party (other than Stena Tay Limited).

16       STENA GERMANICA DOCUMENTS

16.1 A certified copy of the Stena Germanica Loan Agreement as amended and transferred out of the name of Stena Line into the name of the Borrower as lender to Scandlines thereunder, such agreement to be on terms whereby the principal loan amount outstanding thereunder is $52,000,000 and the repayment date thereof falls after the Termination Date hereunder.

16.2 Certified copies of the Stena Germanica Mortgage and the Stena Germanica Deed of Covenants together with certified copies of the agreement or agreements by which such documents have been assigned from Stena Line to the Borrower (including all appropriate notices and acknowledges of assignment given to and/or by Scandlines and Stena Line Scandinavia), all such documents to be in form and substance acceptable to the Agent.

16.3 Certified copies of the Stena Germanica Charterer's Insurance Assignment and the Stena Germanica Charterer's Subordination Undertaking.

16.4     A certified copy of the Stena Line Asset Purchase Agreement.

17       COMMERCIAL DOCUMENTS

17.1 Certified copies of the Commercial Documents (save those if any, relating specifically to m.v. "STENA TAY").

18       CANCELLATION OF EXISTING FACILITIES

18.1 Evidence that, simultaneously with drawdown of the first Advance, all outstandings in respect of the SIBV $500m Facility will be reduced to zero and such facility finally and irrevocably cancelled and that at that time all of the securities securing such facility will be finally and unconditionally released and discharged.

18.2 Evidence that the (euro)200,000,000 364 day unsecured revolving credit facility made available to Stena AB pursuant to the facility agreement dated 25 September 2001 made between (1) Stena AB as borrower, (2) the banks and financial institution defined therein as "Banks" as lenders,
         (3) the Co-Arrangers as arrangers and (4) Svenska Handelsbanken AB
         (publ) as agent has expired or been cancelled and that all outstandings thereunder (if any) have been repaid in full.

19       INTERCREDITOR AGREEMENT

         An original of the SIBV $275m Facility Intercreditor Agreement executed by each of the parties thereto.

20       NOTICE OF PREPAYMENT OF STENA TAY NOTES

         Evidence that Stena Tay Limited has given thirty (30) days irrevocable notice in writing to prepay all of the Stena Tay Notes in accordance with the Stena Tay Note Agreement.

PART 2 - STENA TAY REQUIREMENTS

1        SHIPOWNER'S GUARANTEE

         An original Shipowner's Guarantee executed by Stena Tay Limited.

2        M.V. "STENA TAY"

         2.1 Such evidence as the Agent may require in respect of m.v. "STENA TAY" that such Ship is:-

         (A) registered in the sole name of Stena Tay Limited free from all Liens except for Permitted Ship Liens;

         (B)    classified 1A1 with its Classification Society;

         (C)    technically managed by its Approved Manager (if any); and

         (D) (together with its operator) compliant with the requirements of the ISM Code.

2.2 Written confirmation from the insurance brokers and the managers of any protection and indemnity or war risks association through whom any Insurances of m.v. "STENA TAY" have been placed that (i) they will each issue a letter of undertaking in a form acceptable to the Agent upon receipt of the Notice(s) of Assignment of Insurances relating to such Ship and (ii) that they have not received notice of any prior assignment of such Insurances other than pursuant to an assignment securing the Stena Tay Notes.

2.3 Originals of the Security Documents to be entered into in respect m.v. "STENA TAY" duly executed by the Security Parties which are party thereto together with all relevant notices, acknowledgements and other ancillary documents to be executed thereunder or pursuant thereto, namely:-

         (A) a first priority statutory ship mortgage thereon incorporating the text set out in Schedule 3 to the Agreed Form Certificate executed by Stena Tay Limited;

         (B) a Deed of Covenant and Notices of Assignment of Insurances in the form of Schedule 1 thereto executed by Stena Tay Limited in respect thereof;

         (C) the Charterer's Insurance Assignment (if any) executed by any Stena Charterer of such Ship;

         (D) the Charterer's Subordination Undertaking (if any) executed by any Stena Charterer of such Ship;

         (E) the Manager's Subordination Undertaking (if any) executed by any Approved Manager of such Ship.

2.4 Evidence that the relevant mortgage in favour of the Security Agent m.v. "STENA TAY" has been registered against such Ship at the appropriate ship registry with first priority.

3        CONSTITUTIONAL DOCUMENTS

         Certified copies of the Certificate of Incorporation and Memorandum and Articles of Association or equivalent constitutive documents of Stena Tay Limited.

4        CORPORATE AUTHORISATIONS

4.1 Certified copies of resolutions of Stena Tay Limited approving the Security Documents to which it is a party and approving the transactions contemplated thereby and authorising the execution of such documents by an officer or attorney of Stena Tay Limited.

4.2 Original or certified copies of the powers of attorney, if any, issued pursuant to the resolutions referred to in paragraph 4.1 above.

5        CERTIFICATE OF INCUMBENCY

         Certified copies of a certificate of incumbency or extract from the commercial register in respect of Stena Tay Limited.

6        CONSENTS AND APPROVALS

         Such evidence as the Agent may require that all such consents have been obtained as may be required from any authority by Stena Tay Limited for the execution of and performance by it of its obligations under those of the Security Documents to which it is a party.

7        LEGAL OPINIONS

         Legal opinions in form and substance acceptable to the Agent (or confirmation satisfactory to the Agent that such legal opinions will be issued in form and substance acceptable to it) from such of the law firms mentioned in paragraph 12, Part 1 of this Schedule 8 as the Agent may reasonably require, in each case relating to Stena Tay Limited, m.v. "STENA TAY" and/or the Security Documents relating thereto.

8        PROCESS AGENT

         Written confirmation from Stena (UK) Limited that it will act as the process agent for service of process in England of Stena Tay Limited.

9        COMMERCIAL DOCUMENTS

         Certified copies of the Commercial Documents, if any, relating specifically to m.v. "STENA TAY".

                                   SCHEDULE 9

                          FORM OF TRANSFER CERTIFICATE
                          (referred to in Clause 24.3)

                              Transfer Certificate

Banks are advised not to employ Transfer Certificates or otherwise to assign or transfer interests in the Facility Agreement without further ensuring that the transaction complies with all applicable laws and regulations, including the Financial Services Act 1986 and regulations made thereunder and similar statutes which may be in force in other jurisdictions

To: Svenska Handelsbanken AB (publ), as agent on its own behalf and for and on behalf of the Borrower, the Security Agent, the Issuing Banks, the Standby Lender, the Banks, the Co-Arrangers and Stena AB defined in the Facility Agreement referred to below.

Attention:        RVIC STBNL 675
                                                                          o 20 o

This certificate ("TRANSFER CERTIFICATE") relates to a US$600,000,000 facility agreement dated 6 November 2002 (as amended, novated and/or restated from time to time the "FACILITY AGREEMENT") and made between (1) Stena International B.V. (the "BORROWER"), (2) J. P. Morgan plc, Nordea Bank Sverige AB (publ) and Svenska Handelsbanken AB (publ) as Co-Arrangers, (3) the banks and financial institutions defined therein as banks (the "BANKS"), (4) Nordea Bank Sverige AB
(publ) and JPMorgan Chase Bank as Issuing Banks, (5) Svenska Handelsbanken AB
(publ) as Standby Lender, (6) Svenska Handelsbanken AB (publ) as Agent, (7) Svenska Handelsbanken AB (publ) as Security Agent and (8) Stena AB (publ.) as guarantor for a facility of up to $600,000,000. Terms defined in the Facility Agreement shall, unless otherwise defined herein, have the same meanings herein as therein.

In this Certificate:

the "TRANSFEROR" means [FULL NAME] of [LENDING OFFICE]; and

the "TRANSFEREE" means [FULL NAME] of [LENDING OFFICE].

1 The Transferor as beneficial owner assigns to the Transferee absolutely all rights and interests (present, future or contingent) which the Transferor has as Bank under or by virtue of the Facility Agreement and all the Security Documents in relation to [ ] per centum ([ ]%) of the Outstandings of the Transferor (or its predecessors in title) which are set out below:-

         DATE OF CONTRIBUTION               AMOUNT                 MATURITY DATE



         OUTSTANDING GUARANTEE AMOUNTS

2 By virtue of this Transfer Certificate and Clause 24 of the Facility Agreement, the Transferor is discharged [entirely from its Available
         Commitment which amounts to $[        ]] [from [    per centum ([   ]%)
         of its Available Commitment, which percentage represents $[       ]].

3 [The Transferee acknowledges that the Contribution of the Transferor referred to in Clause 1 above relates to Advances having Maturity Dates which fall after the date hereof which have been funded as to its relevant portion by the Transferor and in respect of which the Transferor has incurred and continues to incur funding costs at an annual rate of interest per annum approximate to the relevant rate of LIBOR for each such Advance as determined by the Agent prior to the drawdown thereof. In consider of the Transferor agreeing to execute this Transfer Certificate in favour of the Transferee, the Transferee undertakes that upon the Maturity Date of each such Advance, the Transferee will pay to the Transferor a sum in Dollars for value on such Maturity Date equal to the aggregate of:-

         (A) the amount of principal repaid to the Transferee under the Facility Agreement in respect of the relevant portion of such Advance transferred by the Transferor to the Transferee hereunder;

         (B) the amount of all interest earned and received by the Transferee under the Facility Agreement in respect of the relevant portion of such Advance transferred by the Transferor to the Transferee hereunder which is attributable to LIBOR (i.e. so that it excludes that part of such interest which is attributable to the Margin); and

         (C) the amount of all interest earned and received by the Transferee under the Facility Agreement in respect of the relevant portion of such Advance transferred by the Transferor to the Transferee hereunder which is earned during the period from its drawdown date up to (but not including) the date of this Transfer Certificate and which is attributable to the Margin.

         By its execution and delivery of this Transfer Certificate the Transferee hereby irrevocably and unconditionally authorises and instructs the Agent to effect on its behalf the payments to be made to the Transferor as referred to in this Clause from the corresponding payments of interest and repayment of principal received by it on behalf of the Banks under the Facility Agreement.]

4 The Transferee hereby requests the Borrower, the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Banks and Stena AB to accept the executed copies of this Transfer Certificate as being delivered pursuant to and for the purposes of Clause 24.3 of the Facility Agreement so as to take effect in accordance with the terms thereof on [DATE OF TRANSFER].

5        The Transferee:-

         (A) confirms that it has received a copy of the Facility Agreement and the Security Documents together with such other documents and information as it has required in connection with the transaction contemplated thereby;

         (B) confirms that it has not relied and will not hereafter rely on the Transferor, the Agent or the Security Agent to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of the Facility

                Agreement, any of the Security Documents or any such documents or information;

         (C) agrees that it has not relied and will not rely on the Transferor, the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers or the Banks to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other Security Party (save as otherwise expressly provided therein);

         (D) warrants that it has power and authority to become a party to the Facility Agreement and has taken all necessary action to authorise execution of this Transfer Certificate and to obtain all necessary approvals and consents to the assumption of its obligations under the Facility Agreement and the Security Documents; and

         (E) if not already a Bank, appoints the Agent to act as its agent and the Security Agent to act as its trustee as provided in the Facility Agreement and the Security Documents and agrees to be bound by the terms of the Facility Agreement.

6        The Transferor:-

         (A) warrants to the Transferee that it has full power to enter into this Transfer Certificate and has taken all corporate action necessary to authorise it to do so;

         (B) warrants to the Transferee that this Transfer Certificate is binding on the Transferor under the laws of England, the country in which the Transferor is incorporated and the country in which its lending office is located; and

         (C) agrees that it will, at its own expense, execute any documents which the Transferee reasonably requests for perfecting in any relevant jurisdiction the Transferee's title under this Transfer Certificate or for a similar purpose.

7 The Transferee hereby undertakes with the Transferor and each of the other parties to the Facility Agreement and the other Security Documents that it will perform in accordance with its terms all those obligations which by the terms of the Facility Agreement and the other Security Documents will be assumed by it after delivery of the executed copies of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

8 By execution of this Transfer Certificate on their behalf by the Agent and in reliance upon the representations and warranties of the Transferee, the Borrower, Stena AB, the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers and the Banks accept the Transferee as a party to the Facility Agreement and the Security Documents with respect to all those rights and/or obligations which by the terms of the Facility Agreement and the Security Documents will be assumed by the Transferee (including those about pro-rata sharing and the exclusion of liability on the part of, and the indemnification of, the Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender and the Banks as provided by the Agreement) after delivery of the executed copies of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

9 None of the Transferor, the Agent, the Security Agent, the Issuing Banks, the Standby Lender, the Co-Arrangers or the Banks:-

         (A) makes any representation or warranty nor assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any of the Security Documents or any document relating thereto;

         (B) assumes any responsibility for the financial condition of the Borrower or any other Security Party or any party to any such other document or for the performance and observance by the Borrower or any other Security Party or any party to any such other document (save as otherwise expressly provided therein) and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded (except as aforesaid).

10 The Transferor and the Transferee each undertake that they will on demand fully indemnify the Agent and the Security Agent in respect of any claim, proceeding, liability or expense which relates to or results from this Transfer Certificate or any matter concerned with or arising out of it unless caused by the Agent's or Security Agent's gross negligence or wilful misconduct, as the case may be.

11 The agreements and undertakings of the Transferee in this Transfer Certificate are given to and for the benefit of and made with each of the other parties to the Facility Agreement and the Security Documents.

12 This Transfer Certificate shall be governed by, and construed in accordance with, English law.

          Transferor                              Transferee
          [INSERT TRANSFEROR'S NAME]              [INSERT TRANSFEREE'S NAME]
          By:                                     By:
          Dated:                                  Dated:


          AGENT
          Agreed for and on behalf of itself as Agent, the Co-Arrangers, the Security Agent, the Issuing Banks, the Standby Lender, the Banks, the Borrower, Stena AB (publ.) and each other Security Party.



          SVENSKA HANDELSBANKEN AB (PUBL)
          By:
          Dated:


NOTE: The execution of this Transfer Certificate alone may not transfer a proportionate share of the Transferor's interest in the security constituted by the Security Documents in the Transferor's or Transferee's jurisdiction. It is the responsibility of each individual Bank to ascertain whether any other documents are required to perfect a transfer of such a share in the Transferor's interest in such security in any such jurisdiction and, if so, to seek appropriate advice and arrange for execution of the same.

                                  THE SCHEDULE


Outstanding Contributions of Transferor : $ [          ]

Available Commitment of Transferor : $ [            ]

Portion Transferred : [                      ]%


                      ADMINISTRATIVE DETAILS OF TRANSFEREE

Name of Transferee:

Lending Office:

Contact person
(Loan Administration Department):

Telephone:
Fax:


Contact person
(Credit Administration Department):

Telephone:
Fax:

Account for payments:

                                   SCHEDULE 10

               SPECIMEN CHARTER COVENANTS AND LOSS PAYABLE CLAUSES

                                   SCHEDULE 11

                  FORM OF FREE NET WORTH COMPLIANCE CERTIFICATE

                   OFFICER'S CERTIFICATE ISSUED PURSUANT TO A
              $600,000,000 FACILITY AGREEMENT DATED 6 NOVEMBER 2002
                           (THE "FACILITY AGREEMENT")


I, [O], the [Chief Financial Officer/DESCRIBE OFFICE] of Stena AB (publ.), hereby certify that:-

1.   Attached hereto is a statement of the respective amounts of:-

     o    Appraised Value of Restricted Group Assets

     o    Secured Debt

     o    Strategic Investments

     o    Cash and Marketable Securities

     o    Other Assets and Working Capital

     o    Available Asset Value

     o    Unsecured Debt

     as at [30 June/31 December/OTHER [YEAR]] (the "REFERENCE DATE"), determined in accordance with Clause 14.21 of the Facility Agreement.

2.   As at the Reference Date, the Free Net Worth was $[INSERT].

3. Attached hereto is a statement of the amounts of the values of the assets of the Stena AB Group determined in accordance with Clause 14.21 of the Facility Agreement for the purpose of calculating the Available Asset Value as at the Reference Date.

Terms used herein and not otherwise defined herein shall have the meanings set forth in the Facility Agreement. This certificate is rendered pursuant to Clause 14.2(F) of the Facility Agreement.

IN WITNESS WHEREOF, the undersigned has set his hand this O day of O [20O].

STENA AB (PUBL.)

By: ...................................
[Chief Financial Officer/INSERT OFFICE]

                                   SCHEDULE 12

                       FORM OF QUIET ENJOYMENT UNDERTAKING

To:      [Name of Addressee]

                                                                          [Date]


We, Svenska Handelsbanken AB (publ) of SE-405 40 Goteborg, Sweden acknowledge that we have reviewed a copy of the [describe contract] (the "CONTRACT") in respect of the Drilling Unit [name] (the "UNIT") and are fully aware of all its terms and conditions.

In consideration of your entering into the Contract and certain related agreements, we hereby irrevocably and unconditionally undertake to you and promise that so long as you shall retain any interest in the Contract, we shall not exercise any rights as mortgagee in relation to the Unit, including any rights to take possession, or otherwise seek to enforce such rights as we have at any time where such action may affect in any manner your free and uninterrupted use of the Unit in accordance with the terms of the Contract.

This undertaking shall be governed and construed in accordance with the laws of England and Wales and we submit to the exclusive jurisdiction of the courts in London for all purposes in connection with this undertaking.


SIGNED  for an on behalf of
SVENSKA HANDELSBANKEN AB (PUBL)

/s/ Sten-Olof Hagman

THE BORROWER

SIGNED AND DELIVERED AS A DEED by                             )
/s/ Carl Larsson                                               )
attorney-in-fact for and on behalf of                         )
STENA INTERNATIONAL B.V.                                      )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


THE AGENT AND SECURITY AGENT

SIGNED AND DELIVERED AS A DEED by                             )
/s/ Sten-Olof Hagman                                          )
attorney-in-fact for and on behalf of                         )
SVENSKA HANDELSBANKEN AB (PUBL)                               )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


THE BANKS AND CO-ARRANGERS

SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
for and on behalf of                                          )
J.P. MORGAN PLC                                               )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
NORDEA BANK SVERIGE AB (PUBL)                                 )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ Sten-Olof Hagman                                          )
attorney-in-fact for and on behalf of                         )
SVENSKA HANDELSBANKEN AB (PUBL)                               )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )

SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
for and on behalf of                                          )
JPMORGAN CHASE BANK                                           )
by its duly authorised signatory                              )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ Simon Deefholts                                           )
for and on behalf of                                          )
HSBC BANK PLC                                                 )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
LANDESBANK SCHLESWIG-HOLSTEIN                                 )
GIROZENTRALE                                                  )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
THE GOVERNOR AND COMPANY                                      )
OF THE BANK OF SCOTLAND                                       )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
DEN NORSKE BANK ASA                                           )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )

SIGNED AND DELIVERED AS A DEED by                             )
/s/ David Sparkes                                             )
for and on behalf of                                          )
SCOTIABANK EUROPE PLC                                         )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester

Attorney-in-fact for and on behalf of                         )
SKANDINAVISKA ENSKILDA                                        )
BANKEN AB (PUBL)                                              )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
ABN AMRO BANK N.V.                                            )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
NEDSHIP BANK N.V.                                             )
acting through its Norwegian branch                           )
NEDSHIP BANK (NORDIC) acting by                               )
/s/ John Forrester                                            )
as its duly authorised attorney-in-fact                       )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ Simon Booth                                               )
for and on behalf of                                          )
CITIBANK, N.A.                                                )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )

SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
DEUTSCHE BANK AG IN HAMBURG                                   )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


THE STANDBY LENDER

SIGNED AND DELIVERED AS A DEED by                             )
/s/ Sten-Olof Hagman                                          )
attorney-in-fact for and on behalf of                         )
SVENSKA HANDELSBANKEN AB (PUBL)                               )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


THE ISSUING BANKS

SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
attorney-in-fact for and on behalf of                         )
NORDEA BANK SVERIGE AB (PUBL)                                 )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


SIGNED AND DELIVERED AS A DEED by                             )
/s/ John Forrester                                            )
for and on behalf of                                          )
JPMORGAN CHASE BANK                                           )
by its authorised signatory                                   )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )


STENA AB

SIGNED AND DELIVERED AS A DEED by                             )
/s/ Svante Carlsson                                           )
attorney-in-fact for and on behalf of                         )
STENA AB (PUBL.)                                              )
in the presence of:- /s/ N. Barber                            )
                     Trainee Solicitor                        )
                     Stephenson Harwood                       )
                     One, St. Paul's Churchyard               )
                     London                                   )
                     EC4M 8SH                                 )